Exhibit 10.2

THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

AND FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED SECURITY AGREEMENT

This Third Amendment to Amended and Restated Credit Agreement and First Amendment to Third Amended and Restated Security Agreement (this “Amendment”) is made as of June 18, 2026, by and among:

SPORTSMAN’S WAREHOUSE, INC., a Utah corporation (the “Lead Borrower”);

the Persons named on Schedule I hereto (together with the Lead Borrower, individually, a “Borrower”, and collectively, the “Borrowers”);

the Persons named on Schedule II hereto (individually, a “Guarantor”, and collectively, the “Guarantors”, and together with the Borrowers, individually, a “Loan Party”, and collectively the “Loan Parties”);

the LENDERS party hereto; and

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Collateral Agent, and Swing Line Lender;

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H:

WHEREAS, reference is made to that certain Amended and Restated Credit Agreement, dated as of May 23, 2018 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”), by and among the Loan Parties, the Lenders party thereto from time to time, and Wells Fargo Bank, National Association, as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer;

WHEREAS, reference is made to that certain Third Amended and Restated Security Agreement, dated as of July 30, 2024 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Security Agreement”), by and among the Loan Parties and the Collateral Agent; and

WHEREAS, the parties hereto desire to amend certain provisions of the Credit Agreement and the Security Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.
Defined Terms. Capitalized terms used in this Amendment and not otherwise defined herein shall have the respective meanings assigned to such terms in Credit Agreement or the Security Agreement, as applicable.

ANNEX A TO ~~SECOND~~THIRD AMENDMENT – COMPOSITE CREDIT AGREEMENT

2.
Amendments to Credit Agreement.
(a)
The Credit Agreement is hereby amended to delete the bold, stricken text (indicated textually in the same manner as the following examples: ~~stricken text~~  and ~~stricken text~~) and to add the bold, double-underlined text (indicated textually in the same manner as the following examples: double-underlined text and double-underlined text) as set forth in the pages of the Credit Agreement annexed hereto as Annex A.
(b)
The Credit Agreement is hereby amended by (i) amending and restating each existing Schedule to the Credit Agreement (other than Schedule 1.02 (Existing Letters of Credit)) in the forms of such Schedules annexed hereto as Annex B, and (ii) adding new Schedules A-1 (Administrative Agent’s Account), 2.03 (Specified Letter of Credit), and 5.29 (Other Financing Arrangements) in the forms of such Schedules annexed hereto as Annex B.
(c)
The Credit Agreement is hereby amended by amending and restating the following Exhibits to the Credit Agreement: (i) Exhibit G (Form of Borrowing Base Certificate), and (ii) Exhibit I (Form of Bank Product Provider Agreement), in each case in the form of such Exhibit annexed hereto as Annex C.
3.
Amendments to Security Agreement. The Security Agreement is hereby amended by deleting each reference to the term “Second Amendment Effective Date” set forth in the definition of “Perfection Certificate” therein and in Sections 3.1, 3.2, 3.3, 3.4, 3.5, 4.2, 4.4, 5.3, 5.4, 6.1, 6.2, 6.4, and 6.6 thereof and substituting in its stead the phrase “Third Amendment Effective Date”.
4.
Ratification of Loan Documents. Except as otherwise expressly provided herein, all terms and conditions of the Credit Agreement, the Security Agreement and the other Loan Documents remain in full force and effect. The Loan Parties hereby ratify, confirm, and reaffirm that all representations and warranties of the Loan Parties contained in the Credit Agreement, the Security Agreement and each other Loan Document are true and correct in all material respects on and as of the date hereof, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, (ii) to the extent that such representations and warranties are qualified by materiality, in which case they are true and correct in all respects. The Guarantors hereby acknowledge, confirm and agree that the Guaranteed Obligations of the Guarantors under, and as defined in, the Facility Guaranty include, without limitation, all Obligations of the Loan Parties at any time and from time to time outstanding under the Credit Agreement, the Security Agreement and the other Loan Documents, as such Obligations have been amended pursuant to this Amendment. The Loan Parties hereby acknowledge, confirm and agree that the Security Documents and any and all Collateral previously pledged to the Collateral Agent, for the benefit of the Credit Parties, pursuant thereto, shall continue to secure all applicable Obligations of the Loan Parties at any time and from time to time outstanding under the Credit Agreement, the Security Agreement and the other Loan Documents.

ANNEX A TO ~~SECOND~~THIRD AMENDMENT – COMPOSITE CREDIT AGREEMENT

5.
Conditions to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent has been fulfilled to the reasonable satisfaction of the Administrative Agent:
(a)
The Administrative Agent shall have received counterparts of this Amendment and the Fee Letter (as such term is defined in the Credit Agreement as amended hereby) duly executed and delivered by each of the parties hereto.
(b)
All action on the part of the Loan Parties necessary for the valid execution, delivery and performance by the Loan Parties of this Amendment and the documents, instruments and agreements to be executed in connection herewith shall have been duly and effectively taken and evidence thereof reasonably satisfactory to the Administrative Agent shall have been provided to the Administrative Agent.
(c)
The Administrative Agent shall have received a Borrowing Base Certificate dated as of the Third Amendment Effective Date, reflecting (i) the Borrowing Base as of May 30, 2026, and (ii) the ABL Term Loan Borrowing Base as of May 30, 2026, which Borrowing Base Certificate shall be in form and substance satisfactory to the Administrative Agent. After giving effect to (x) the funding of any Loans to be made on or about the Third Amendment Effective Date, and (y) any charges to the Loan Account made in connection with this Amendment or the transactions contemplated to occur on or about the Third Amendment Effective Date, Revolving Availability shall be not less than $90,000,000.00.
(d)
(i) Each of the ABL Term Credit Agreement (as defined in the Credit Agreement as amended hereby) and that certain Ratification, Confirmation and Amendment to Loan Documents, dated as of the date hereof, by and among the ABL Term Agent, the Loan Parties, and the lenders party thereto, in respect of the ABL Term Documents (the “ABL Term Ratification”), shall have been entered into and shall be in form and substance satisfactory to the Administrative Agent, (ii) a Responsible Officer of the Lead Borrower shall have delivered a certificate to the Administrative Agent, in form and substance satisfactory to the Administrative Agent, which certificate shall certify as to delivery to the Administrative Agent of the ABL Term Credit Agreement, the ABL Term Ratification and all other material ABL Term Documents being executed and delivered on or about the Third Amendment Effective Date and include a certification that such documents are true, correct and complete copies of all such ABL Term Documents, and (iii) the ABL Term Documents shall be in full force and effect and no default or event of default shall exist under the ABL Term Documents or would result from the consummation of the transactions contemplated hereby or thereby.
(e)
The Administrative Agent shall have received, in form and substance reasonably satisfactory to the Administrative Agent and duly executed by all parties thereto, an amendment to the ABL Intercreditor Agreement, which amendment shall, among other things, provide for consent by the ABL Term Agent to this Amendment (to the extent such consent is required by the ABL Intercreditor Agreement).

ANNEX A TO ~~SECOND~~THIRD AMENDMENT – COMPOSITE CREDIT AGREEMENT

(f)
The Agents shall have received (i) results of searches or other evidence reasonably satisfactory to the Collateral Agent (in each case dated as of a date reasonably satisfactory to the Collateral Agent) indicating the absence of Liens on the assets of the Loan Parties, except for Permitted Encumbrances and Liens for which termination statements and releases satisfactory to the Collateral Agent are being tendered concurrently with such extension of credit or other arrangements satisfactory to the Collateral Agent for the delivery of such termination statements and releases have been made, and (ii) to the extent not previously delivered to the Agents, (1) all documents and instruments, including Uniform Commercial Code financing statements and short-form intellectual property security agreements, required by law or reasonably requested by the Collateral Agent to be filed, registered or recorded to create or perfect the first priority Liens intended to be created under the Loan Documents and all such documents and instruments shall have been so filed, registered or recorded to the satisfaction of the Collateral Agent, (2) the Credit Card Notifications and Blocked Account Agreements required pursuant to Section 6.13 of the Credit Agreement, (3) control agreements with respect to the Loan Parties’ securities and investment accounts, and (4) Collateral Access Agreements as required by the Collateral Agent.
(g)
The Administrative Agent shall have received, in form and substance reasonably satisfactory to the Administrative Agent, a favorable opinion of Ballard Spahr LLP, counsel to the Loan Parties, each addressed to the Agents, the L/C Issuer and each Lender, as to such matters concerning the Loan Parties and the Loan Documents as the Administrative Agent may reasonably request.
(h)
The Administrative Agent shall have received, in form and substance reasonably satisfactory to the Administrative Agent, (i) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require evidencing (A) the authority of each Loan Party to enter into this Amendment and the other Loan Documents to which such Loan Party is a party or is to be a party and (B) the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Loan Party is a party or is to be a party, and (ii) copies of each Loan Party’s Organization Documents and such other documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and that each Loan Party is validly existing, in good standing and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to so qualify in such jurisdiction could not reasonably be expected to have a Material Adverse Effect.
(i)
The representations and warranties of each Loan Party contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects on and as of the date hereof after giving effect to the transactions contemplated hereby, except (i) to the extent that such

ANNEX A TO ~~SECOND~~THIRD AMENDMENT – COMPOSITE CREDIT AGREEMENT

representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, (ii) to the extent that such representations and warranties are qualified by materiality, in which case they shall be true and correct in all respects, and (iii) for purposes of this Section 5, the representations and warranties contained in subsections (a), (b) and (e) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a), (b), (c) and (d), respectively, of Section 6.01 of the Credit Agreement.
(j)
After giving effect to this Amendment and the transactions contemplated by this Amendment and the ABL Term Credit Agreement, no Default or Event of Default shall have occurred and be continuing or would result therefrom.
(k)
The Administrative Agent shall have received, in form and substance reasonably satisfactory to the Administrative Agent, evidence that all insurance required to be maintained pursuant to the Loan Documents and all endorsements in favor of the Agents required under the Loan Documents have been obtained and are in effect.
(l)
The Administrative Agent shall be reasonably satisfied that any financial statements delivered to it fairly present the business and financial condition of the Loan Parties and that there has been no Material Adverse Effect since the date of the most recent financial information delivered to the Administrative Agent.
(m)
The Borrowers shall have paid the fees contemplated to be paid on the Third Amendment Effective Date pursuant to the Fee Letter.
(n)
If any Loan Party or any of its Subsidiaries owns any Margin Stock, the Borrowers shall have delivered to the Administrative Agent an updated Form U-1 (with sufficient additional originals thereof for each Lender), duly executed and delivered by the Borrowers, together with such other documentation as the Administrative Agent shall reasonably request, in order to enable the Administrative Agent and the Lenders to comply with any of the requirements under Regulations T, U or X of the FRB.
(o)
There shall not have occurred since January 31, 2026 (i) any event or condition that has had or could reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect, or (ii) any action, suit, investigation or proceeding pending or, to the knowledge of the Borrowers, threatened in any court or before any arbitrator or governmental authority that could reasonably be expected to have a Material Adverse Effect.
(p)
There shall not have occurred any default under any Material Contract of any Loan Party.
(q)
The consummation of the transactions contemplated hereby shall not violate any Applicable Law or any Organization Document.

ANNEX A TO ~~SECOND~~THIRD AMENDMENT – COMPOSITE CREDIT AGREEMENT

(r)
No material changes in governmental regulations or policies affecting any Loan Party or any Credit Party shall have occurred prior to the Third Amendment Effective Date.
(s)
The Borrowers shall have paid all fees, charges and disbursements of counsels to the Agents to the extent invoiced prior to or on the Third Amendment Effective Date, plus such additional amounts of such fees, charges and disbursements as shall constitute the Agents’ reasonable estimate of such fees, charges and disbursements incurred or to be incurred by such Person through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrowers and the Agents).
(t)
To the extent requested by any Agent or any Lender, the Loan Parties shall have delivered an executed Certificate of Beneficial Ownership with respect to each Borrower and such other documentation and other information required by regulatory authorities under applicable “know your customer” and Anti-Money Laundering Laws, including without limitation the Patriot Act, in each case, the results of which are reasonably satisfactory to the Agents and the Lenders.
(u)
The Administrative Agent shall have received such additional assurances, certificates, documents, consents, opinions, instruments, and agreements as any Agent may reasonably request in connection with the transactions contemplated hereby.
6.
Representations and Warranties. To induce the Credit Parties to enter into this Amendment, each Loan Party represents and warrants to the Administrative Agent and the other Credit Parties that:
(a)
The execution, delivery and performance by each Loan Party of this Amendment have been duly authorized by all necessary corporate or other organizational action, do not and shall not: (i) contravene the terms of any of such Person’s Organization Documents; (ii) conflict in any material respect with or result in any breach, termination, or contravention of, or constitute a default under, or require any payment to be made under (x) any Material Contract or any Material Indebtedness to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries, or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; (iii) result in or require the creation of any Lien upon any asset of any Loan Party (other than Liens in favor of the Collateral Agent under the Security Documents); or (iv) violate any Law except where such violation would not reasonably be expected to result in a Material Adverse Effect.
(b)
This Amendment and the other Loan Documents executed and delivered in connection herewith has been duly executed and delivered by each Loan Party. This Amendment and such other Loan Documents constitute legal, valid and binding obligations of each Loan Party, enforceable against each Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and

ANNEX A TO ~~SECOND~~THIRD AMENDMENT – COMPOSITE CREDIT AGREEMENT

subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(c)
After giving effect to the transactions contemplated by this Amendment and the ABL Term Credit Agreement, the Loan Parties, on a Consolidated basis, are and will be Solvent. No transfer of property has been or will be made by any Loan Party and no obligation has been or will be incurred by any Loan Party in connection with the transactions contemplated by this Amendment or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of any Loan Party.
(d)
There has been no event or circumstance since January 31, 2026 that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect.
(e)
No consents, licenses or approvals are required in connection with the execution, delivery and performance by any Loan Party, and the validity against such Loan Party, of this Amendment or any other Loan Document to which it is a party.
(f)
After giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing or would result therefrom.
7.
Miscellaneous.
(a)
Each of the Loan Parties hereby acknowledges and agrees that it has no offsets, defenses, claims, or counterclaims against the Agents, the other Credit Parties, or their respective parents, affiliates, predecessors, successors, or assigns, or their officers, directors, employees, attorneys, or representatives, with respect to the Obligations, and that if any of the Loan Parties now has, or ever did have, any offsets, defenses, claims, or counterclaims against such Persons, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Amendment, all of them are hereby expressly WAIVED, and each of the Loan Parties hereby RELEASES such Persons from any liability therefor.
(b)
This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Execution of any such counterpart may be executed by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, as in effect from time to time, state

ANNEX A TO ~~SECOND~~THIRD AMENDMENT – COMPOSITE CREDIT AGREEMENT

enactments of the Uniform Electronic Transactions Act, as in effect from time to time, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. The Administrative Agent reserves the right, in its sole discretion, to accept, deny, or condition acceptance of any electronic signature on this Agreement or on any notice delivered to the Administrative Agent under this Amendment. Any party delivering an executed counterpart of this Amendment by faxed, scanned or photocopied manual signature shall also deliver an original manually executed counterpart, but the failure to deliver an original manually executed counterpart shall not affect the validity, enforceability and binding effect of this Amendment.
(c)
If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
(d)
The Loan Parties represent and warrant that they have consulted with independent legal counsel of their selection in connection with this Amendment and are not relying on any representations or warranties of the Agents or the other Credit Parties or their respective counsel in entering into this Amendment.
(e)
The Loan Parties shall pay all reasonable costs and expenses of the Agents (including, without limitation, reasonable attorneys’ fees) in connection with the preparation, negotiation, execution and delivery of this Amendment and related documents.
(f)
This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

[SIGNATURE PAGES FOLLOW]

ANNEX A TO ~~SECOND~~THIRD AMENDMENT – COMPOSITE CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties have hereunto caused this Amendment to be executed and their seals to be hereto affixed as of the date first above written.

SPORTSMAN’S WAREHOUSE, INC., a Utah corporation, as Lead Borrower and as a Borrower

By: /s/ Jennifer Fall Jung________________

Name: Jennifer Fall Jung

Title: Chief Financial Officer and Secretary

SPORTSMAN’S WAREHOUSE SOUTHWEST, INC., a California corporation, as a Borrower

By: /s/ Jennifer Fall Jung________________

Name: Jennifer Fall Jung

Title: Chief Financial Officer and Secretary

MINNESOTA MERCHANDISING CORP., a Minnesota corporation, as a Borrower

By: /s/ Jennifer Fall Jung________________

Name: Jennifer Fall Jung

Title: Chief Financial Officer and Secretary

PACIFIC FLYWAY WHOLESALE, LLC, a Delaware limited liability company, as a Borrower

By: Sportsman's Warehouse, Inc., its Sole Member

By: /s/ Jennifer Fall Jung________________

Name: Jennifer Fall Jung

Title: Chief Financial Officer and Secretary

Signature Page to Third Amendment to Amended and Restated Credit Agreement

and First Amendment to Third Amended and Restated Security Agreement

ANNEX A TO ~~SECOND~~THIRD AMENDMENT – COMPOSITE CREDIT AGREEMENT

SPORTSMAN’S WAREHOUSE DEVELOPMENT I, LLC, a Delaware limited liability company, as a Borrower

By: /s/ Jennifer Fall Jung________________

Name: Jennifer Fall Jung

Title: Chief Financial Officer and Secretary

SPORTSMAN’S WAREHOUSE DEVELOPMENT II, LLC, a Delaware limited liability company, as a Borrower

By: /s/ Jennifer Fall Jung________________

Name: Jennifer Fall Jung

Title: Chief Financial Officer and Secretary

ONADVENTURE, LLC, a Delaware limited liability company, as a Borrower

By: /s/ Jennifer Fall Jung________________

Name: Jennifer Fall Jung

Title: Chief Financial Officer and Secretary

THE AMERICAN PARTS CO., LLC, a Delaware limited liability company, as a Borrower

By: /s/ Jennifer Fall Jung________________

Name: Jennifer Fall Jung

Title: Chief Financial Officer and Secretary

Signature Page to Third Amendment to Amended and Restated Credit Agreement

and First Amendment to Third Amended and Restated Security Agreement

ANNEX A TO ~~SECOND~~THIRD AMENDMENT – COMPOSITE CREDIT AGREEMENT

SPORTSMAN’S WAREHOUSE HOLDINGS, INC., a Delaware corporation, as a Guarantor

By: /s/ Jennifer Fall Jung________________

Name: Jennifer Fall Jung

Title: Chief Financial Officer and Secretary

Signature Page to Third Amendment to Amended and Restated Credit Agreement

and First Amendment to Third Amended and Restated Security Agreement

ANNEX A TO ~~SECOND~~THIRD AMENDMENT – COMPOSITE CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Collateral Agent, Swing Line Lender, L/C Issuer and a Lender

By: /s/ Will Boyle________________

Name: Will Boyle

Title: Dualy Authorized Signatory

Signature Page to Third Amendment to Amended and Restated Credit Agreement

and First Amendment to Third Amended and Restated Security Agreement

ANNEX A TO ~~SECOND~~THIRD AMENDMENT – COMPOSITE CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Edward Houghton________________

Name: Edward Houghton

Title: Vice President

Signature Page to Third Amendment to Amended and Restated Credit Agreement

and First Amendment to Third Amended and Restated Security Agreement

ANNEX A TO ~~SECOND~~THIRD AMENDMENT – COMPOSITE CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Paul L. Starman________________

Name: Paul L. Starman

Title: Vice President

Signature Page to Third Amendment to Amended and Restated Credit Agreement

and First Amendment to Third Amended and Restated Security Agreement

ANNEX A TO ~~SECOND~~THIRD AMENDMENT – COMPOSITE CREDIT AGREEMENT

Schedule I

Borrowers other than the Lead Borrower

Sportsman’s Warehouse Southwest, Inc.

Minnesota Merchandising Corp.

Pacific Flyway Wholesale, LLC

Sportsman’s Warehouse Development I, LLC

Sportsman’s Warehouse Development II, LLC

OnAdventure, LLC, a Delaware limited liability company

The American Parts Co., LLC, a Delaware limited liability company

ANNEX A TO ~~SECOND~~THIRD AMENDMENT – COMPOSITE CREDIT AGREEMENT

Schedule II

Guarantors

Sportsman’s Warehouse Holdings, Inc., a Delaware corporation

ANNEX A

Composite Amended and Restated Credit Agreement

ANNEX A TO ~~SECOND~~THIRD AMENDMENT – COMPOSITE CREDIT AGREEMENT

AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of May 23, 2018,

as amended May 27, 2022, July 30, 2024, and June 19, 2026

among

SPORTSMAN’S WAREHOUSE, INC.,
as the Lead Borrower

For

The Borrowers Party Hereto

THE BORROWERS PARTY HERETO

THE GUARANTORS PARTY HERETO

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent, Collateral Agent, Swing Line Lender, and L/C Issuer,

THE LENDERS PARTY HERETO

U.S. BANK NATIONAL ASSOCIATION,

as Syndication Agent

and

WELLS FARGO CAPITAL FINANCE, LLC,

as Sole Lead Arranger

TABLE OF CONTENTS

Section Page

ARTICLE I DEFINITIONS AND ACCOUNTING TERMS..........................................................1

1.01 Defined Terms..........................................................................................................1

1.02 Other Interpretive Provisions.............................................................................~~58~~60

1.03 Accounting Terms..............................................................................................~~59~~61

1.04 Rounding............................................................................................................~~59~~61

1.05 Times of Day......................................................................................................~~59~~61

1.06 Letter of Credit Amounts...................................................................................~~59~~62

2.10 Computation of Interest and Fees; Term SOFR Conforming Changes..............~~79~~81

2.11 Evidence of Debt................................................................................................~~79~~82

3.03 Inability to Determine Rates..............................................................................~~88~~90

5.03 Governmental Authorization; Other Consents.................................................~~97~~100

5.04 Binding Effect..................................................................................................~~97~~100

5.05 Financial Statements; No Material Adverse Effect..........................................~~98~~100

5.06 Litigation..........................................................................................................~~98~~101

5.07 No Default........................................................................................................~~99~~101

5.08 Ownership of Property; Liens..........................................................................~~99~~101

5.09 Environmental Compliance.............................................................................~~99~~102

5.10 Insurance............................................................................................................10~~0~~2

5.11 Taxes..................................................................................................................10~~0~~2

5.12 ERISA Compliance............................................................................................10~~0~~3

5.13 Subsidiaries; Equity Interests.............................................................................10~~1~~3

5.14 Margin Regulations; Investment Company Act.................................................10~~1~~4

5.15 Disclosure...........................................................................................................10~~2~~4

5.16 Compliance with Laws.......................................................................................10~~2~~4

5.17 Intellectual Property; Licenses, Etc....................................................................10~~2~~5

5.18 Labor Matters.....................................................................................................10~~2~~5

5.19 Security Documents...........................................................................................10~~3~~5

5.20 Solvency.............................................................................................................10~~3~~6

5.21 Deposit Accounts; Credit Card Arrangements...................................................10~~4~~6

5.22 Brokers...............................................................................................................10~~4~~6

5.23 Customer and Trade Relations...........................................................................10~~4~~7

5.24 Material Contracts..............................................................................................10~~4~~7

5.25 Casualty..............................................................................................................10~~4~~7

5.26 OFAC; Sanctions; Anti-Corruption Laws; Anti-Money Laundering Laws.......10~~4~~7

5.27 Patriot Act...........................................................................................................10~~5~~7

5.28 Swap Contracts...................................................................................................10~~5~~8

ARTICLE VI AFFIRMATIVE COVENANTS.........................................................................10~~5~~8

6.01 Financial Statements...........................................................................................10~~5~~8

6.02 Certificates; Other Information..........................................................................10~~6~~9

6.03 Notices..............................................................................................................1~~09~~12

6.04 Payment of Obligations......................................................................................11~~0~~3

6.05 Preservation of Existence, Etc............................................................................11~~0~~3

6.06 Maintenance of Properties..................................................................................11~~0~~4

6.07 Maintenance of Insurance...................................................................................11~~1~~4

6.08 Compliance with Laws.......................................................................................11~~2~~5

6.09 Books and Records; Accountants.......................................................................11~~2~~5

6.10 Inspection Rights................................................................................................11~~3~~6

6.11 Use of Proceeds..................................................................................................11~~3~~6

6.12 Additional Loan Parties......................................................................................11~~4~~7

6.13 Cash Management..............................................................................................11~~4~~7

6.14 Information Regarding the Collateral.................................................................11~~5~~9

6.15 Physical Inventories...........................................................................................11~~6~~9

6.16 Environmental Laws.........................................................................................1~~16~~20

6.17 Further Assurances...........................................................................................1~~17~~20

6.18 Compliance with Terms of Leaseholds..............................................................121~~8~~

6.19 Material Contracts..............................................................................................121~~8~~

6.20 ~~[Reserved~~ABL Term Pushdown Reserve.~~]~~......................................................1~~18~~22

6.21 OFAC; Sanctions; Anti-Corruption Laws; Anti-Money Laundering Laws.....1~~18~~22

~~6.22 Post-Closing Covenants~~.......................................................................................~~118~~

6.22 Engagement of Certain Professionals...................................................................122

ARTICLE VII NEGATIVE COVENANTS.............................................................................1~~19~~22

7.01 Liens.................................................................................................................1~~19~~23

7.02 Investments.......................................................................................................1~~19~~23

7.03 Indebtedness.....................................................................................................1~~19~~23

7.04 Fundamental Changes........................................................................................12~~0~~3

7.05 Dispositions........................................................................................................12~~0~~4

7.06 Restricted Payments...........................................................................................12~~0~~4

7.07 Prepayments of Indebtedness.............................................................................12~~1~~5

7.08 Change in Nature of Business............................................................................12~~1~~5

7.09 Transactions with Affiliates...............................................................................12~~2~~6

7.10 Burdensome Agreements...................................................................................12~~2~~6

7.11 Use of Proceeds..................................................................................................12~~2~~6

7.12 Amendment of Material Documents..................................................................12~~3~~7

7.13 Fiscal Year.........................................................................................................12~~3~~7

7.14 Deposit Accounts; Credit Card Processors; ABL Term Loan Priority Account..............................................................................................................12~~3~~7

7.15 Revolving Availability.......................................................................................12~~3~~7

ARTICLE VIII EVENTS OF DEFAULT AND REMEDIES...................................................12~~3~~7

8.01 Events of Default...............................................................................................12~~3~~7

8.02 Remedies Upon Event of Default....................................................................1~~26~~31

8.03 Application of Funds.......................................................................................1~~29~~31

8.04 Separate Claims and Separate Classifications...................................................13~~1~~3

ARTICLE IX ADMINISTRATIVE AGENT............................................................................13~~1~~4

9.01 Appointment and Authority...............................................................................13~~1~~4

9.02 Rights as a Lender..............................................................................................13~~2~~4

9.03 Exculpatory Provisions.......................................................................................13~~2~~5

9.04 Reliance by Agents and Term Loan Agent........................................................13~~3~~6

9.05 Delegation of Duties..........................................................................................13~~3~~6

9.06 Resignation of Agents and the Term Loan Agent..............................................13~~4~~6

9.07 Non-Reliance on Administrative Agent or Term Loan Agent and Other Lenders ............................................................................................................................13~~5~~7

9.08 No Other Duties, Etc..........................................................................................13~~5~~8

9.09 Administrative Agent May File Proofs of Claim...............................................13~~5~~8

9.10 Collateral and Guaranty Matters........................................................................13~~6~~8

9.11 Notice of Transfer...............................................................................................13~~6~~9

9.12 Reports and Financial Statements......................................................................13~~6~~9

9.13 Agency for Perfection.......................................................................................1~~37~~40

9.14 Indemnification of Agents................................................................................1~~37~~40

9.15 Relation among Lenders...................................................................................1~~38~~40

9.16 Defaulting Lender.............................................................................................1~~38~~41

9.17 Providers.............................................................................................................14~~0~~3

9.18 Lead Arranger; Syndication Agent.....................................................................14~~1~~4

ARTICLE X MISCELLANEOUS.............................................................................................14~~1~~4

10.01 Amendments, Etc...............................................................................................14~~1~~4

10.02 Notices; Effectiveness; Electronic Communications.........................................14~~3~~6

10.03 No Waiver; Cumulative Remedies.....................................................................14~~5~~8

10.04 Expenses; Indemnity; Damage Waiver..............................................................14~~5~~8

10.05 Payments Set Aside..........................................................................................1~~47~~50

10.06 Successors and Assigns....................................................................................1~~47~~50

10.07 Treatment of Certain Information; Confidentiality ............................................15~~1~~3

10.08 Right of Setoff....................................................................................................15~~1~~4

10.09 Interest Rate Limitation......................................................................................15~~2~~4

10.10 Counterparts; Integration; Effectiveness............................................................15~~2~~5

10.11 Survival..............................................................................................................15~~2~~5

10.12 Severability.........................................................................................................15~~3~~6

10.13 Replacement of Lenders.....................................................................................15~~3~~6

10.14 Governing Law; Jurisdiction; Etc.......................................................................15~~4~~6

10.15 Waiver of Jury Trial...........................................................................................15~~5~~7

10.16 No Advisory or Fiduciary Responsibility..........................................................15~~5~~8

10.17 Patriot Act Notice...............................................................................................15~~5~~8

10.18 Foreign Asset Control Regulations....................................................................15~~6~~8

10.19 Time of the Essence............................................................................................15~~6~~9

10.20 Press Releases.....................................................................................................15~~6~~9

10.21 Additional Waivers.............................................................................................15~~6~~9

10.22 No Strict Construction.....................................................................................................1~~58~~61

10.23 Attachments......................................................................................................1~~58~~61

10.24 Keepwell...........................................................................................................1~~58~~61

10.25 Acknowledgment and Consent to Bail-In of Affected Financial Institutions..1~~58~~61

10.26 Amendment and Restatement...........................................................................1~~59~~62

10.27 Acknowledgment Regarding Any Supported QFCs........................................1~~59~~62

10.28 Erroneous Payments.............................................................................................163

10.29 ABL Intercreditor Agreement..............................................................................165

SIGNATURES………………………………………………………………………………S-1

SCHEDULES

1.01(a) Borrowers

1.01(b) Borrowers’ Fiscal Calendar through Fiscal Year 2028

1.02 Existing Letters of Credit

2.01 Commitments and Applicable Percentages

5.01 Loan Parties’ Organizational Information

5.05 Material Indebtedness

5.06 Litigation

5.07 Defaults

5.08(b)(1) Owned Real Estate

5.08(b)(2) Leased Real Estate

5.09 Environmental Matters

5.10 Insurance

5.13 Subsidiaries; Other Equity Investments

5.17 Intellectual Property Matters

5.18 Labor Matters

5.21(a) DDAs and Blocked Accounts

5.21(b) Credit Card Arrangements

5.24 Material Contracts

6.02 Financial and Collateral Reporting

7.01 Existing Liens

7.02 Existing Investments

7.03 Existing Indebtedness

10.02 Administrative Agent’s Office; Certain Addresses for Notices

EXHIBITS

Form of

A SOFR Loan Notice

B Swing Line Loan Notice

C-1 Revolving Note

C-2 Swing Line Note

C-3 Term Note

D Compliance Certificate

E Assignment and Assumption

F Joinder Agreement

G Borrowing Base Certificate

H Credit Card Notification

I [Reserved]

J Employee Stock Plan

The schedules and exhibits to this agreement have not been filed pursuant to Regulation S-K 601(a). The registrant agrees to provide any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDED AND RESTATED CREDIT AGREEMENT (“Agreement”) is entered into as of May 23, 2018, as amended May 27, 2022 and July 30, 2024, among SPORTSMAN’S WAREHOUSE, INC., a Utah corporation (the “Lead Borrower”), the Persons named on Schedule 1.01(a) hereto (collectively, the “Borrowers”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”),

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Collateral Agent, Swing Line Lender, and L/C Issuer,

U.S. BANK NATIONAL ASSOCIATION, as Syndication Agent, and

WELLS FARGO CAPITAL FINANCE, LLC, as Lead Arranger.

W I T N E S S E T H:

WHEREAS, the Borrowers have requested that the Revolving Lenders provide a revolving credit facility and the Term Lenders make a term loan, and the Lenders have indicated their willingness to lend and the L/C Issuer has indicated its willingness to issue Letters of Credit, in each case on the terms and conditions set forth herein.

WHEREAS, prior to the date of this Agreement, the Borrowers, on the one hand, and Wells Fargo Bank, National Association (as successor by merger to Wells Fargo Retail Finance, LLC), as Administrative Agent and Collateral Agent thereunder, and the lenders party thereto, on the other hand, previously entered into a Credit Agreement dated as of May 28, 2010 (as amended and in effect, the “Existing Credit Agreement”), pursuant to which the lenders party thereto provided the Borrowers with certain financial accommodations;

WHEREAS, in accordance with Section 10.01 of the Existing Credit Agreement, the Borrowers, the Lenders, and the Agent desire to amend and restate the Existing Credit Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Agreement, and for good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned hereby agree that the Existing Credit Agreement shall be amended and restated in its entirety to read as set forth herein (it being agreed that this Agreement shall not be deemed to evidence or result in a novation or repayment and reborrowing of the Obligations under the Existing Credit Agreement):

1.

DEFINITIONS AND ACCOUNTING TERMS
a.
Defined Terms

.

As used in this Agreement, the following terms shall have the meanings set forth below:

“ABL Intercreditor Agreement” means (a) that certain Intercreditor Agreement dated as of the Second Amendment Effective Date by and among the Agents and the ABL Term Agent, and acknowledged and agreed to by the Loan Parties, as amended, modified, restated or replaced from time to time in accordance with the terms hereof and thereof, or (b) any other intercreditor agreement, reasonably acceptable to the Agents, among the Agents and any agent or trustee with respect to the ABL Term Credit Agreement or any Permitted Refinancing Indebtedness thereof, as it may be amended, modified, restated or replaced from time to time in accordance with the terms hereof and thereof.

“ABL Priority Collateral” shall have the meaning provided to such term in the ABL Intercreditor Agreement.

“ABL Term Agent” means PLC Agent LLC, as administrative agent and collateral agent under the ABL Term Documents or any future administrative agent or collateral agent under the ABL Term Documents and party to the ABL Intercreditor Agreement.

“ABL Term Credit Agreement” means that certain ABL Term Loan Credit Agreement dated as of the Second Amendment Effective Date, among the Loan Parties, the lenders party thereto, and the ABL Term Agent, pursuant to which the ABL Term Loans were made, as amended, amended and restated, supplemented, extended or otherwise modified from time to time in accordance with the provisions hereof and of the ABL Intercreditor Agreement, and any replacement credit agreement entered into pursuant to any Permitted Refinancing Indebtedness in respect thereof.

“ABL Term Documents” means the “Loan Documents” (as defined in the ABL Term Credit Agreement), as may be amended from time to time in accordance with the provisions hereof and of the ABL Intercreditor Agreement.

“ABL Term Loan Borrowing Base” has the meaning set forth for the term “ABL Term Borrowing Base” in the ABL Term Credit Agreement.

“ABL Term Loan Priority Account” has the meaning set forth for the term “ABL Term Loan Priority Account” in the ABL Intercreditor Agreement.

“ABL Term Loans” has the meaning set forth for the term “Loans” in the ABL Term Credit Agreement.

“ABL Term Obligations” has the meaning set forth for the term “ABL Term Obligations” in the ABL Intercreditor Agreement.

“ABL Term Priority Collateral” has the meaning set forth for the term “ABL Term Priority Collateral” in the ABL Intercreditor Agreement.

“ABL Term Pushdown Reserve” has the meaning set forth for the term “ABL Term Pushdown Reserve” in the ABL Term Credit Agreement.

“ABL Term Total Outstandings” means, with respect to the ABL Term Loans, the aggregate outstanding principal amount thereof after giving effect to any prepayments or repayments of such ABL Term Loans occurring on such date.

“ACH” means automated clearing house transfers.

“Accommodation Payment” as defined in Section 10.21(d).

“Account” means “accounts” as defined in the UCC, and also means a right to payment of a monetary obligation, whether or not earned by performance, (a) for property that has been or is to be sold, leased, licensed, assigned, or otherwise disposed of, (b) for services rendered or to be rendered, (c) for a policy of insurance issued or to be issued, (d) for a secondary obligation incurred or to be incurred, (e) for energy provided or to be provided, (f) for the use or hire of a vessel under a charter or other contract, (g) arising out of the use of a credit or charge card or information contained on or for use with the card, or (h) as winnings in a lottery or other game of chance operated or sponsored by a state, governmental unit of a state, or person licensed or authorized to operate the game by a state or governmental unit of a state. The term “Account” includes health-care-insurance receivables.

“Acquisition” means, with respect to any Person (a) an Investment in, or a purchase of a Controlling interest in, the Equity Interests of any other Person, (b) a purchase or other acquisition of all or substantially all of the assets or properties of, another Person or of any business unit of another Person, or (c) any merger or consolidation of such Person with any other Person or other transaction or series of transactions resulting in the acquisition of all or substantially all of the assets, or a Controlling interest in the Equity Interests, of any Person, in each case in any transaction or group of transactions which are part of a common plan. Notwithstanding the foregoing, in no event will any Plan Redemption Payment be construed to be an Acquisition for purposes of this Agreement.

“Act” shall have the meaning provided in Section 10.18.

“Adjusted Combined Loan Cap” means, at any time of determination, the sum of (i) the Revolving Loan Cap (calculated without subtracting the Term Loan Reserve or the ABL Term Pushdown Reserve from the Revolving Borrowing Base), plus (ii) the lesser of (x) the outstanding amount of the Term Loan, or (y) the Term Loan Borrowing Base.

“Adjustment Date” means (i) initially, July 31, 2022, and (ii) thereafter, the first day of each Fiscal Quarter, commencing October 30, 2022.

“Administrative Agent” means Wells Fargo, in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.

“Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 10.02, or such other address or account as the Administrative Agent may from time to time notify the Lead Borrower and the Lenders.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Affiliate” means, with respect to any Person, (i) another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified, (ii) any director, officer, managing member, partner, trustee, or beneficiary of that Person, (iii) any other Person directly or indirectly holding 20% or more of any class of the Equity Interests of that Person, and (iv) any other Person 20% or more of any class of whose Equity Interests is held directly or indirectly by that Person.

“Agent(s)” means, individually, the Administrative Agent or the Collateral Agent, and collectively means both of them.

“Agent Parties” has the meaning specified in Section 10.02(c).

“Aggregate Revolving Commitments” means the Revolving Commitments of all the Revolving Lenders. As of the ~~First~~Second Amendment Effective Date, the Aggregate Revolving Commitments are $350,000,000.

“Agreement” means this Credit Agreement.

“Allocable Amount” has the meaning specified in Section 10.21(d).

“Anti-Corruption Laws” means the FCPA, the U.K. Bribery Act of 2010, as amended, and all other applicable laws and regulations or ordinances concerning or relating to bribery, money laundering or corruption in any jurisdiction in which any Loan Party or any of its Subsidiaries or Affiliates is located or is doing business.

“Anti-Money Laundering Laws” means the applicable laws or regulations in any jurisdiction in which any Loan Party or any of its Subsidiaries or Affiliates is located or is doing business that relates to money laundering, any predicate crime to money laundering, or any financial record keeping and reporting requirements related thereto.

“Applicable Commitment Fee Percentage” means:

i.
From and after the First Amendment Effective Date until the first Adjustment Date, the percentage set forth in Level I of the pricing grid below; and
ii.
From and after the first Adjustment Date and on each Adjustment Date thereafter, the Applicable Margin shall be determined from the following pricing grid based upon the Average Daily Availability as of the Fiscal Quarter ended immediately preceding such Adjustment Date; provided, however, that notwithstanding anything to the contrary set forth herein, upon the occurrence and continuation of an Event of Default, the Administrative Agent may, and at the direction of the Required Lenders shall, immediately increase the Applicable Commitment Fee Percentage to that set forth in Level I (even if the Average Daily Availability requirements for a different Level have been met) and interest on such amount shall accrue at the Default Rate; provided further if any Borrowing Base Certificates are at any time restated or otherwise revised (including as a result of an audit) or if the information set forth in any Borrowing Base Certificates otherwise proves to be false or incorrect such that the Applicable Commitment Fee Percentage would have been higher than was otherwise in effect during any period, without constituting a waiver of any Default or Event of Default arising as a result thereof, amounts due in respect of the Applicable Commitment Fee Percentage under this Agreement shall be immediately recalculated at such higher rate for any applicable periods and shall be due and payable on demand.

Level	Average Daily Availability	Applicable Commitment Fee Percentage
I	Greater than 40% of the Revolving Loan Cap	0.225%
II	Less than or equal to 40% of the Revolving Loan Cap	0.200%

“Applicable Lenders” means the Required Lenders, the Required Revolving Lenders, the Required Term Lenders, and all affected Lenders, or all Lenders, as the context may require.

“Applicable Margin” means:

iii.
From and after the First Amendment Effective Date until the first Adjustment Date, the percentages set forth in Level I of the pricing grid below; and
iv.
From and after the first Adjustment Date and on each Adjustment Date thereafter, the Applicable Margin shall be determined from the following pricing grid based upon the Average Daily Availability as of the Fiscal Quarter ended immediately preceding such Adjustment Date; provided, however, that notwithstanding anything to the contrary set forth herein, upon the occurrence and continuation of an Event of Default, the Administrative Agent may, and at the direction of the Required Lenders shall, immediately increase the Applicable Margin to that set forth in Level II (even if the Average Daily Availability requirements for a different Level have been met) and interest shall accrue at the Default Rate; provided further if any Borrowing Base Certificates are at any time restated or otherwise revised (including as a result of an audit) or if the information set forth in any Borrowing Base Certificates otherwise proves to be false or incorrect such that the Applicable Margin would have been higher than was otherwise in effect during any period, without constituting a waiver of any Default or Event of Default arising as a result thereof, interest due under this Agreement shall be immediately recalculated at such higher rate for any applicable periods and shall be due and payable on demand.

Level	Average Daily Availability	SOFR Margin	Base Rate Margin
I	Greater than 40% of the Revolving Loan Cap	1.35%	0.25%
II	Less than or equal to 40% of the Revolving Loan Cap	1.60%	0.50%

Notwithstanding the foregoing, with respect to any SOFR Loan as to which the Interest Period is six months (to the extent selected in accordance with the terms hereof), the Applicable Margin for such SOFR Loan shall be the Applicable Margin otherwise applicable to such SOFR Loan plus 0.30% per annum.

“Applicable Percentage” means, in each case as the context requires, (a) with respect to each Credit Extension under the Revolving Commitments, the Revolving Applicable Percentage, (b) with respect to any Term Lender at any time, the percentage of the aggregate Term Loans represented by the outstanding principal balance such Term Lender’s Term Loan at such time, and (c) with respect to all Lenders at any time, the percentage of the sum of the Aggregate Revolving Commitments represented by the sum of such Lender’s Revolving Commitment and the outstanding principal balance of such Lender’s Term Loan at such time, in each case as the context provides. If the Revolving Commitments have been terminated pursuant to Section 2.06 or Section 8.02 or if the Aggregate Revolving Commitments have expired, then the Applicable Percentage of each Revolving Lender shall be determined based on the Applicable

Percentage of such Revolving Lender most recently in effect, giving effect to any subsequent assignments. The initial Applicable Percentage of each Lender is set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable.

“Applicable Rate” means, at any time of calculation, (a) with respect to Commercial Letters of Credit, a per annum rate equal to the Applicable Margin for Loans which are SOFR Loans less 0.60%, and (b) with respect to Standby Letters of Credit, a per annum rate equal to 1.00%.

“Appraised Value” means, with respect to the Borrowers’ Eligible Inventory, the appraised orderly liquidation value, net of costs and expenses to be incurred in connection with any such liquidation, which value is expressed as a percentage of Cost of the Borrowers’ Eligible Inventory as set forth in the Borrowers’ inventory stock ledger, which value shall be determined from time to time by the most recent appraisal undertaken by an independent appraiser engaged by the Administrative Agent.

“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender, (c) an entity or an Affiliate of an entity that administers or manages a Lender or (d) the same investment advisor or an advisor under common control with such Lender, Affiliate or advisor, as applicable.

“Arranger” means Wells Fargo Capital Finance, LLC, in its capacity as sole lead arranger and sole book manager.

“Assignee Group” means two or more Eligible Assignees that are Affiliates of one another or two or more Approved Funds managed by the same investment advisor.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 10.06(b)), and accepted by the Administrative Agent, in substantially the form of Exhibit E or any other form approved by the Administrative Agent.

“Attributable Indebtedness” means, on any date, (a) in respect of any Capital Lease Obligation of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease or similar payments under the relevant lease or other applicable agreement or instrument that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease, agreement or instrument were accounted for as a capital lease.

“Audited Financial Statements” means the audited consolidated balance sheet of the Parent and its Subsidiaries for the Fiscal Year ended ~~January 29~~February 3, 202~~2~~4, and the related consolidated statements of income or operations, Shareholders’ Equity and cash flows for such Fiscal Year of the Parent and its Subsidiaries, including the notes thereto.

“Availability Period” means the period from and including the First Amendment Effective Date to the earliest of (a) the Maturity Date, (b) the date of termination of the Aggregate Revolving Commitments pursuant to Section 2.06, and (c) the date of termination of the commitment of each Revolving Lender to make Committed Revolving Loans and of the obligation of the L/C Issuer to make L/C Credit Extensions pursuant to Section 8.02.

“Availability Reserves” means, without duplication of any other Reserves or items to the extent such items are otherwise addressed or excluded through eligibility criteria, such reserves as the Administrative Agent from time to time determines in its Permitted Discretion as being appropriate (a) to reflect the impediments to the Agents’ ability to realize upon the Collateral, (b) to reflect claims and liabilities that the Administrative Agent determines will need to be satisfied in connection with the realization upon the Collateral, (c) to reflect criteria, events, conditions, contingencies or risks which adversely affect any component of a Borrowing Base, or the assets, business, financial performance or financial condition of any Loan Party, or (d) to reflect that a Default or an Event of Default then exists. Without limiting the generality of the foregoing, Availability Reserves may include, in the Administrative Agent’s Permitted Discretion, (but are not limited to) reserves based on: (i) rent; (ii) customs duties, and other costs to release Inventory which is being imported into the United States, to the extent such Inventory is included in Eligible Inventory; (iii) outstanding Taxes and other governmental charges, including, without limitation, ad valorem, real estate, personal property, sales, claims of the PBGC and other Taxes which may have priority over the interests of the Collateral Agent in the Collateral; (iv) salaries, wages and benefits due to employees of any Borrower, (v) Customer Credit Liabilities, (vi) reserves for reasonably anticipated changes in the Appraised Value of Eligible Inventory between appraisals, (vii) warehousemen’s or bailee’s charges and other Permitted Encumbrances which may have priority over the interests of the Collateral Agent in the Collateral, (viii) amounts due to vendors on account of consigned goods, (ix) Cash Management Reserves, ~~and~~ (x) Bank Products Reserves, and (xi) the ABL Term Pushdown Reserve.

“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (a) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (b) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 3.03(b)(iv).

“Average Daily Availability” shall mean the average daily Revolving Availability for the immediately preceding three month period.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Bank Products” means any services or facilities provided to any Loan Party by the Administrative Agent, any Lender, or any of their respective Affiliates (but excluding Cash Management Services) including, without limitation, on account of (a) Swap Contracts, (b) merchant services constituting a line of credit, (c) leasing, (d) Factored Receivables, (e) purchase cards, (f) credit or debit cards, and (g) supply chain finance services including, without limitation, trade payable services and supplier accounts receivable purchases.

“Bank Products Cap” means the lesser of (i) the aggregate amount of Obligations in respect of Bank Products then outstanding, or (ii) the sum of $2,500,000 plus the aggregate amount of Obligations in respect of Bank Products that is subject to a Bank Products Reserve.

“Bank Products Reserves” means such reserves as the Administrative Agent from time to time determines in its Permitted Discretion as being appropriate to reflect the liabilities and obligations of the Loan Parties with respect to Bank Products then provided or outstanding.

“Bankruptcy Court” shall mean the United States Bankruptcy Court for the District of Delaware.

“Base Rate” means, for any day, the greatest of (a) the Floor, (b) the Federal Funds Rate in effect on such day plus ½%, (c) Term SOFR for a one month tenor in effect on such day, plus 1%, provided that this clause (c) shall not be applicable during any period in which Term SOFR is unavailable or unascertainable, and (d) the rate of interest announced, from time to time, within Wells Fargo at its principal office in San Francisco as its “prime rate” in effect on such day, with the understanding that the “prime rate” is one of Wells Fargo’s base rates (not necessarily the lowest of such rates) and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto and is evidenced by the recording thereof after its announcement in such internal publications as Wells Fargo may designate.

“Base Rate Loan” means a Loan that bears interest based on the Base Rate.

“Benchmark” means, initially, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 3.03(b)(i).

“Benchmark Replacement” means, with respect to any Benchmark Transition Event, the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Lead Borrower giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for Dollar-denominated syndicated credit facilities and (b) the related Benchmark Replacement Adjustment; provided that if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement shall be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Available Tenor, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Lead Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities.

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or

(b) in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided, that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date;

For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);

(b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the FRB, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or

(c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof)

announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative or in compliance with.

For the avoidance of doubt, if the then-current Benchmark has any Available Tenors, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Start Date” means, in the case of a Benchmark Transition Event, the earlier of (a) the applicable Benchmark Replacement Date and (b) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication).

“Benchmark Unavailability Period” means the period (if any) (x) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 3.03(b) and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 3.03(b).

“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“BHC Act Affiliate” of a Person means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such Person.

“Blocked Account” has the meaning specified in Section 6.13(a)(ii).

“Blocked Account Agreement” means with respect to an account established by a Loan Party, an agreement, in form and substance satisfactory to the Collateral Agent, establishing control (as defined in the UCC) of such account by the Collateral Agent and whereby the bank maintaining such account agrees, upon the occurrence and during the continuance of a Cash Dominion Event, to comply only with the instructions originated by the Collateral Agent without the further consent of any Loan Party.

“Blocked Account Bank” means each bank with whom deposit accounts are maintained in which any funds of any of the Loan Parties from one or more DDAs are concentrated and with whom a Blocked Account Agreement has been, or is required to be, executed in accordance with the terms hereof.

“Borrower Materials” has the meaning specified in Section 6.02.

“Borrowers” has the meaning specified in the introductory paragraph hereto.

“Borrowing” means a Committed Revolving Borrowing, a Swing Line Borrowing or the Term Borrowing, as the context may require.

“Borrowing Base” means the Revolving Borrowing Base and/or the Term Loan Borrowing Base, as the context may require.

“Borrowing Base Certificate” means a certificate substantially in the form of Exhibit G hereto (with such changes therein as may be required by the Administrative Agent (or, solely with respect to the ABL Term Loan Borrowing Base, the ABL Term Agent) to reflect the components of and reserves against the Revolving Borrowing Base, the Term Loan Borrowing Base and the ABL Term Loan Borrowing Base as provided for hereunder ~~from time to time)~~(or, solely with respect to the ABL Term Loan Borrowing Base, under the ABL Term Credit Agreement) from time to time) setting forth the most recent calculation of the Revolving Borrowing Base and the ABL Term Loan Borrowing Base, executed and certified as accurate and complete by a Responsible Officer of the Lead Borrower which shall include appropriate exhibits, schedules, supporting documentation, and additional reports as reasonably requested by the Administrative Agent.

“Business Day” means any day that is not a Saturday, Sunday or other day on which the Federal Reserve Bank of New York is closed.

“Capital Expenditures” means, with respect to any Person for any period, (a) all expenditures made (whether made in the form of cash or other property) or costs incurred for the acquisition or improvement of fixed or capital assets of such Person (excluding normal replacements and maintenance which are properly charged to current operations), in each case that are (or should be) set forth as capital expenditures in a Consolidated statement of cash flows of such Person for such period, in each case prepared in accordance with GAAP, and (b) Capital Lease Obligations incurred by a Person during such period.

“Capital Lease Obligations” means, with respect to any Person for any period, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as liabilities on a balance sheet of such Person under GAAP and the amount of which obligations shall be the capitalized amount thereof determined in accordance with GAAP.

“Cash Collateral Account” means a non-interest bearing account established by one or more of the Loan Parties with Wells Fargo, and in the name of the Collateral Agent (or as the Collateral Agent shall otherwise direct) and under the sole and exclusive dominion and control of the Collateral Agent, in which deposits are required to be made in accordance with Section 2.03(k) or 8.02(a)(iii).

“Cash Collateralize” (i) with respect to L/C Obligations, has the meaning specified in Section 2.03(k), (ii) with respect to Obligations in respect of Bank Product Obligations, means to provide cash collateral (pursuant to documentation reasonably satisfactory to the Administrative Agent) to be held by to the Administrative Agent for the benefit of the Providers in an amount reasonably determined by the Administrative Agent as sufficient to satisfy the reasonably estimated credit exposure, operational risk or processing risk with respect to such Obligations, and (iii) with respect other contingent Obligations, means to provide to the Administrative Agent cash collateral in order to secure such other contingent Obligations for which a claim or demand for payment has been made on or prior to such time or in respect of matters or circumstances known to any Credit Party at such time that are reasonably expected to result in any loss, cost, damage, or expense (including reasonable attorneys’ fees and legal expenses), such cash collateral to be in such amount as the Administrative Agent reasonably determines is appropriate to secure such contingent Obligations. Derivatives of such term have corresponding meanings.

“Cash Dominion Event” means either (a) the occurrence and continuance of any Event of Default, or (b) the failure of the Borrowers to maintain Revolving Availability at least equal to twenty percent (20%) of the Adjusted Combined Loan Cap at any time. For purposes of this Agreement, the occurrence of a Cash

Dominion Event shall be deemed continuing at the Agent’s option (i) so long as such Event of Default has not been waived, and/or (ii) if the Cash Dominion Event arises as a result of the Borrowers’ failure to achieve Revolving Availability as required hereunder, until Revolving Availability has exceeded 20% of the Adjusted Combined Loan Cap for forty-five (45) consecutive Business Days, in which case a Cash Dominion Event shall no longer be deemed to be continuing for purposes of this Agreement; provided that a Cash Dominion Event shall be deemed continuing (even if an Event of Default is no longer continuing and/or Revolving Availability exceeds the required amount for forty-five (45) consecutive Business Days) at all times after a Cash Dominion Event has occurred and been discontinued on two (2) occasions after the First Amendment Effective Date. The termination of a Cash Dominion Event as provided herein shall in no way limit, waive or delay the occurrence of a subsequent Cash Dominion Event in the event that the conditions set forth in this definition again arise.

“Cash Management Reserves” means such reserves as the Administrative Agent, from time to time, determines in its Permitted Discretion as being appropriate to reflect the reasonably anticipated liabilities and obligations of the Loan Parties with respect to Cash Management Services then provided or outstanding.

“Cash Management Services” means any one or more of the following types or services or facilities provided to any Loan Party by the Administrative Agent, any Lender, or any of their respective Affiliates: (a) ACH transactions, (b) cash management services, including, without limitation, controlled disbursement services, treasury, depository, overdraft, and electronic funds transfer services, (c) foreign exchange facilities, (d) credit card processing services, and (e) merchant services not constituting a Bank Product.

“CERCLA” means the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. § 9601 et seq.

“CERCLIS” means the Comprehensive Environmental Response, Compensation, and Liability Information System maintained by the United States Environmental Protection Agency.

“CFC” means a controlled foreign corporation (as that term is defined in the Code) in which any Loan Party is a “United States shareholder” within the meaning of Section 951(b) of the Code.

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority, (c) any new, or adjustment to, requirements prescribed by the FRB for “Eurocurrency Liabilities” (as defined in Regulation D of the FRB), requirements imposed by the Federal Deposit Insurance Corporation, or similar requirements imposed by any domestic or foreign governmental authority or resulting from compliance by the Agent or any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority and related in any manner to SOFR, the Term SOFR Reference Rate or Term SOFR, or (d) the making or issuance of any request, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“Change of Control” means any event, transaction or occurrence as a result of which (a) any “person” or “group” (within the meaning of Rule 13d-5 of the Securities Exchange Act of 1934 as in effect on the ~~First~~Second Amendment Effective Date) shall own, directly or indirectly, beneficially or of record, shares representing more than 35.0% of the ordinary voting power represented by, the issued and outstanding capital stock of the Parent, (b) a majority of the seats (other than vacant seats) on the board of directors of the Parent shall at any time be occupied by persons who were neither (i) nominated by the board of directors of the Parent nor (ii) appointed by directors so nominated, (c) any change in control (or similar event, however denominated) with respect to the Parent or any Subsidiary of the Parent shall occur under and as defined in any indenture or agreement in respect of Material Indebtedness to which the Parent or any Subsidiary of the Parent is a party, (d) the Parent shall cease to directly own, beneficially and of record, 100% of the issued and outstanding Equity Interests of the Lead Borrower, ~~or~~ (e) the Lead Borrower ceases to own and control all of the Equity Interests of any of its Subsidiaries, or (f) there occurs any “change of control” or similar event as defined in the ABL Term Credit Agreement.

“Closing Date” means May 28, 2010.

“Code” means the Internal Revenue Code of 1986, and the regulations promulgated thereunder, as amended and in effect.

“Collateral” means any and all “Collateral” as defined in any applicable Security Document and all other property that is to be subject to Liens in favor of the Collateral Agent under the terms of the Security Documents.

“Collateral Access Agreement” means an agreement reasonably satisfactory in form and substance to the Agents executed by (a) a bailee or other Person in possession of Collateral, and (b) each landlord of Real Estate leased by any Loan Party, pursuant to which such Person (i) acknowledges the Collateral Agent’s Lien on the Collateral, (ii) releases such Person’s Liens in the Collateral held by such Person or located on such Real Estate, (iii) provides the Collateral Agent with access to the Collateral held by such bailee or other Person or located in or on such Real Estate, (iv) as to any landlord, provides the Collateral Agent with a reasonable time to sell and dispose of the Collateral from such Real Estate, and (v) makes such other agreements with the Collateral Agent as the Agents may reasonably require.

“Collateral Agent” means Wells Fargo, acting in such capacity for its own benefit and the ratable benefit of the other Credit Parties.

“Collection Account” has the meaning specified in Section 6.13(b).

~~“Combined Borrowing Base” means the sum of the Revolving Borrowing Base and the Term Loan Borrowing Base.~~

“Combined Loan Cap” means, at any time of determination, the sum of (i) the Revolving Loan Cap, plus (ii) the lesser of (x) the outstanding amount of the Term Loan, or (y) the Term Loan Borrowing Base.

“Commercial Letter of Credit” means any Letter of Credit issued for the purpose of providing the primary payment mechanism in connection with the purchase of any materials, goods or services by a Borrower in the ordinary course of business of such Borrower.

“Commercial Letter of Credit Agreement” means the Commercial Letter of Credit Agreement relating to the issuance of a Commercial Letter of Credit in the form from time to time in use by the L/C Issuer.

“Commitment” means, as to each Lender, such Lender’s Revolving Commitment or Term Commitment, as applicable.

“Committed Revolving Borrowing” means a borrowing consisting of simultaneous Committed Revolving Loans of the same Type and, in the case of SOFR Loans which are Committed Revolving Loans, having the same Interest Period made by each of the Revolving Lenders pursuant to Section 2.01.

“Committed Revolving Loan” has the meaning specified in Section 2.01.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Compliance Certificate” means a certificate substantially in the form of Exhibit D.

“Conforming Changes” means, with respect to either the use or administration of Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 3.05 and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).

“Consent” means actual consent given by a Lender from whom such consent is sought; or the passage of seven (7) Business Days from receipt of written notice to a Lender from the Administrative Agent of a proposed course of action to be followed by the Administrative Agent without such Lender’s giving the Administrative Agent written notice of that Lender’s objection to such course of action.

“Consolidated” means, when used to modify a financial term, test, statement, or report of a Person, the application or preparation of such term, test, statement or report (as applicable) based upon the consolidation, in accordance with GAAP, of the financial condition or operating results of such Person and its Subsidiaries.

“Consolidated Debt” means, at any date of determination, the sum of (without duplication) all Indebtedness (other than letters of credit or bank guarantees, to the extent undrawn) consisting of Indebtedness for borrowed money and Disqualified Stock of Parent and its Subsidiaries, determined on a consolidated basis on such date in accordance with GAAP.

“Consolidated EBITDA” means, at any date of determination, an amount equal to Consolidated Net Income of the Parent and its Subsidiaries on a Consolidated basis for the most recently completed Measurement Period, plus (a) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges, (ii) the provision for Federal, state, local and foreign income Taxes, (iii) depreciation and amortization expense and (iv) other non-recurring expenses reducing such

Consolidated Net Income which do not represent a cash item in such period or any future period (in each case of or by the Parent and its Subsidiaries for such Measurement Period), minus (b) the following to the extent included in calculating such Consolidated Net Income: (i) Federal, state, local and foreign income tax credits and (ii) all non-cash items increasing Consolidated Net Income (in each case of or by the Parent and its Subsidiaries for such Measurement Period), all as determined on a Consolidated basis in accordance with GAAP. Notwithstanding the foregoing, Consolidated EBITDA in any Measurement Period shall include the Consolidated EBITDA on a pro forma basis for such Measurement Period of any Person that is acquired by a Loan Party pursuant to a Permitted Acquisition during such Measurement Period; provided that, in respect of such a Permitted Acquisition, the pro forma information shall include the historical financial results of the acquired Person on a pro forma basis for the most recently completed Measurement Period, and shall assume that the consummation of such Permitted Acquisition occurred on the first day of such Measurement Period.

“Consolidated Interest Charges” means, for any Measurement Period, the sum of (a) all interest, premium payments, debt discount, fees, charges and related expenses in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing and net costs under Swap Contracts, but excluding any non-cash or deferred interest financing costs, (b) all interest paid or payable with respect to discontinued operations and (c) the portion of rent expense with respect to such period under Capital Lease Obligations that is treated as interest in accordance with GAAP, in each case of or by the Parent/Lead Borrower and its Subsidiaries for the most recently completed Measurement Period, all as determined on a Consolidated basis in accordance with GAAP.

“Consolidated Net Income” means, as of any date of determination, the net income of the Parent and its Subsidiaries for the most recently completed Measurement Period, all as determined on a Consolidated basis in accordance with GAAP, provided, however, that there shall be excluded therefrom (a) extraordinary gains and extraordinary losses for such Measurement Period, (b) the income (or loss) of such Person during such Measurement Period in which any other Person has a joint interest, except to the extent of the amount of cash dividends or other distributions actually paid in cash to such Person during such period, (c) the income (or loss) of such Person during such Measurement Period and accrued prior to the date it becomes a Subsidiary of a Person or any of such Person’s Subsidiaries or is merged into or consolidated with a Person or any of its Subsidiaries or that Person’s assets are acquired by such Person or any of its Subsidiaries, and (d) the income of any direct or indirect Subsidiary of a Person to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its Organization Documents or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary, except that the Parent’s equity in any net loss of any such Subsidiary for such Measurement Period shall be included in determining Consolidated Net Income.

“Consolidated Net Leverage Ratio” means, on any date, the ratio of (a) (i) without duplication, the aggregate principal amount of any Consolidated Debt of Parent and its Subsidiaries outstanding as of the last day of the Measurement Period (determined on a pro forma basis) most recently ended as of such date, less (ii) the unrestricted cash balance of the Loan Parties on deposit in a DDA or Securities Account, in either case subject to a Blocked Account Agreement or a Securities Account Control Agreement (as defined in the Security Agreement) in favor of the Collateral Agent, in form and substance reasonably acceptable to the Collateral Agent, as of the last day of such Measurement Period, to (b) Consolidated EBITDA for such Measurement Period, all determined on a consolidated basis in accordance with GAAP.

“Contractual Obligation” means, as to any Person, any provision of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor.

“Cost” means the lower of cost or market value of Inventory, based upon the Borrowers’ accounting practices, known to the Administrative Agent, which practices are in effect on the ~~First~~Second Amendment Effective Date as such calculated cost is determined from invoices received by the Borrowers, the Borrowers’ purchase journals or the Borrowers’ stock ledger. “Cost” does not include inventory capitalization costs or other non‑purchase price charges (such as freight) used in the Borrowers’ calculation of cost of goods sold.

“Covered Entity” means any of the following:

(a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Covered Party” has the meaning specified in Section 10.27.

“Credit Card Issuer” shall mean any person (other than a Borrower or other Loan Party) who issues or whose members issue credit cards, including, without limitation, MasterCard or VISA bank credit or debit cards or other bank credit or debit cards issued through MasterCard International, Inc., Visa, U.S.A., Inc. or Visa International and American Express, Discover, Diners Club, Carte Blanche and other non-bank credit or debit cards, including, without limitation, credit or debit cards issued by or through American Express Travel Related Services Company, Inc., and Novus Services, Inc. and other issuers approved by the Agent.

“Credit Card Processor” shall mean any servicing or processing agent or any factor or financial intermediary who facilitates, services, processes or manages the credit authorization, billing transfer and/or payment procedures with respect to any Borrower’s sales transactions involving credit card or debit card purchases by customers using credit cards or debit cards issued by any Credit Card Issuer.

“Credit Card Notifications” has the meaning specified in Section 6.13(a)(i).

“Credit Card Receivables” means each “Account” and each “Payment Intangible” (each as defined in the UCC) together with all income, payments and proceeds thereof, owed by a Credit Card Issuer or Credit

Card Processor to a Loan Party resulting from charges by a customer of a Loan Party on credit or debit cards issued by such Credit Card Issuer in connection with the sale of goods by a Loan Party, or services performed by a Loan Party, in each case in the ordinary course of its business.

“Credit Extensions” mean each of the following: (a) a Borrowing and (b) an L/C Credit Extension.

“Credit Party” or “Credit Parties” means (a) individually, (i) each Lender and its Affiliates, (ii) each Agent, (iii) the Term Loan Agent, (iv) the Arranger, (v) each L/C Issuer, (vi) each beneficiary of each indemnification obligation undertaken by any Loan Party under any Loan Document, (vii) any other Person to whom Obligations under this Agreement and other Loan Documents are owing, and (viii) the successors and assigns of each of the foregoing, and (b) collectively, all of the foregoing.

“Credit Party Expenses” means, without limitation, (a) all reasonable out-of-pocket expenses incurred by the Agents, the Term Loan Agent and their respective Affiliates, in connection with this Agreement and the other Loan Documents, including without limitation (i) the reasonable fees, charges and disbursements of (A) outside counsel for the Agents and the Term Loan Agent, (B) outside consultants for the Agent and the Term Loan Agent, (C) appraisers, (D) commercial finance examinations, (E) photocopying, notarization, couriers and messengers, telecommunication, public record searches, filing fees, recording fees and publication, (F) the Agents’ customary fees and charges imposed or incurred in connection with any background checks or OFAC/PEP searches related to any Loan Party or its Subsidiaries, and (G) all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of the Obligations, (ii) in connection with (A) the syndication of the credit facilities provided for herein, (B) the preparation, negotiation, administration, management, execution and delivery of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (C) the enforcement or protection of their rights in connection with this Agreement or the Loan Documents or efforts to preserve, protect, collect, or enforce the Collateral (including, without limitation, in connection with, during the continuation of an Event of Default, gaining possession of, maintaining, handling, preserving, storing, shipping, selling, preparing for sale, or advertising to sell the Collateral, or any portion thereof, irrespective of whether a sale is consummated), or (D) any workout, restructuring or negotiations in respect of any Obligations, (iii) all customary fees and charges (as adjusted from time to time) of the Agents and the Term Loan Agent with respect to the disbursement of funds (or the receipt of funds) to or for the account of Borrowers (whether by wire transfer or otherwise), together with any out-of-pocket costs and expenses incurred in connection therewith, and (iv) customary charges imposed or incurred by the Administrative Agent resulting from the dishonor of checks payable by or to any Loan Party; (b) with respect to the L/C Issuer, and its Affiliates, all reasonable out-of-pocket expenses incurred in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder; and (c) all reasonable out-of-pocket expenses incurred by the Credit Parties who are not the Agents, the Term Loan Agent, the L/C Issuer or any Affiliate of any of them, after the occurrence and during the continuance of an Event of Default, provided that such Credit Parties shall be entitled to reimbursement for no more than (1) one primary counsel and one local counsel in each applicable jurisdiction representing the Agents for all such Credit Parties other than the Term Loan Agent and the Term Lenders (absent a conflict of interest in which case the Credit Parties may engage and be reimbursed for additional counsel), (2) one primary counsel and one local counsel in each applicable jurisdiction representing the Term Loan Agent, and (3) one primary counsel and one local counsel in each applicable jurisdiction representing the other Term Lenders.

“Customer Credit Liabilities” means at any time, the aggregate remaining value at such time of (a) outstanding gift certificates and gift cards of the Borrowers entitling the holder thereof to use all or a portion of the certificate or gift card to pay all or a portion of the purchase price for any Inventory, (b) outstanding merchandise credits of the Borrowers, (c) layaway obligations of the Borrowers, and (d) liabilities in connection with frequent shopping programs of the Borrowers.

“Customer Deposits” means deposits made by customers with respect to the purchase of goods or the performance of services.

“DDA” means each checking, savings or other demand deposit account maintained by any of the Loan Parties other than the Blocked Accounts. All funds in each DDA shall be conclusively presumed to be Collateral and proceeds of Collateral and the Agents and the Lenders shall have no duty to inquire as to the source of the amounts on deposit in any DDA.

“DDA Notification” has the meaning specified in Section 6.13(f).

“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

“Default Rate” means (a) when used with respect to Obligations other than Letter of Credit Fees and the Term Loan, an interest rate equal to (i) the Base Rate plus (ii) the Applicable Margin, if any, applicable to Base Rate Loans, plus (iii) 2% per annum; provided, however, that with respect to a SOFR Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Margin) otherwise applicable to such Loan plus 2% per annum, (b) when used with respect to Letter of Credit Fees, a rate equal to the Applicable Rate for Standby Letters of Credit or Commercial Letters of Credit, as applicable, plus 2% per annum, and (c) when used with respect to Obligations in respect of the Term Loan, an interest rate equal to the Term Loan Interest Rate plus 2% per annum.

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“Defaulting Lender” means any Revolving Lender that (a) has failed to (i) fund all or any portion of its Committed Revolving Loans, participations in L/C Obligations or participations in Swing Line Loans required to be funded by it hereunder within two (2) Business Days of the date required to be funded hereunder, or (ii) pay to Administrative Agent, L/C Issuer, or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit) within two (2) Business Days of the date when due, (b) has notified any Borrower, Administrative Agent or L/C Issuer in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect, (c) has failed, within three Business Days after written request by Administrative Agent or Lead Borrower, to confirm in writing to Administrative Agent and Lead Borrower that it will comply with its prospective funding obligations hereunder (provided, that such Revolving Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by Administrative Agent and Lead Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of any proceeding under any Debtor Relief Laws, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-in Action; provided, that a Revolving Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any ~~equity interest~~Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Revolving Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Revolving Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Revolving Lender. Any determination by Administrative Agent that a Revolving Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Revolving Lender shall be deemed to be a Defaulting Lender upon delivery of written notice of such determination to Lead Borrower, L/C Issuer, and each Lender.

“Defaulting Lender Rate” means (a) for the first three (3) days from and after the date the relevant payment is due, the Base Rate, and (b) thereafter, the interest rate then applicable to Committed Revolving Loans that are Base Rate Loans (inclusive of the Applicable Margin applicable thereto).

“~~DIP Financing” means, in connection with a proceeding under any Debtor Relief Laws with respect to a Loan Party, the consensual use of cash collateral by, or the provision of financing or financial accommodations to such Loan Party (including, in either event, all of the terms and conditions established and/or approved in connection with the consensual use of cash collateral, financing or financial accommodations) by one or more Credit Parties, permitted under and subject to applicable Law, and pursuant to an order of a court of competent jurisdiction.~~Discharge of ABL Term Obligations” has the meaning set forth for the term “Discharge of Term Obligations” in the ABL Intercreditor Agreement.

“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction) and any sale, transfer, license or other disposition of (whether in one transaction or in a series of transactions) of any property (including, without limitation, any Equity Interests) by any Person (or the granting of any option or other right to do any of the foregoing), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith, and including any transaction described in this definition that is consummated pursuant to an allocation of assets among newly divided limited liability companies pursuant to a “plan of division”.

“Disqualified Stock” means any Equity Interest that, by its terms (or by the terms of any security into which it is convertible, or for which it is exchangeable, in each case at the option of the holder thereof), or upon the happening of any event, (a) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, or is convertible into or exchangeable for debt securities or any Equity Interest described in this clause (a), in each case, in whole or in part and on or prior to the date that is 91 days after the date on which the Loans mature, or (b) has the benefit of any covenants that restrict the payment of the Obligations or that are debt-multiple or income-multiple based (i.e., financial covenants); provided, however, that (i) only the portion of such Equity Interests which so matures or is mandatorily redeemable, is so convertible or exchangeable or is so redeemable at the option of the holder thereof prior to such date shall be deemed to be Disqualified Stock and (ii) with respect to any Equity Interests issued to any employee or to any plan for the benefit of employees of the Lead Borrower or its Subsidiaries or by any such plan to such employees, such Equity Interest shall not constitute Disqualified Stock solely because it may be required to be repurchased by the Lead Borrower or one of its Subsidiaries in order to satisfy applicable statutory or regulatory obligations or as a result of such employee’s termination, resignation, death or disability and if any class of Equity Interest of such Person that by its terms authorizes such Person to satisfy its obligations thereunder by delivery of an Equity Interest that is not Disqualified Stock, such Equity Interests shall not be deemed to be Disqualified Stock. Notwithstanding the preceding sentence, any Equity Interest that would constitute Disqualified Stock solely because the holders thereof have the right to require a Loan Party to repurchase such Equity Interest upon the occurrence of a change of control or an asset sale shall not constitute Disqualified Stock. The amount of Disqualified Stock deemed to be outstanding at any time for purposes of this Agreement will be the maximum amount that the Lead Borrower and its Subsidiaries may become obligated to pay upon maturity of, or pursuant to any mandatory redemption provisions of, such Disqualified Stock or portion thereof, plus accrued dividends.

“Dollars” and “$” mean lawful money of the United States.

“Drawing Document” means any Letter of Credit or other document presented for purposes of drawing under any Letter of Credit.

“Drawing Document” means any Letter of Credit or other document presented for purposes of drawing under any Letter of Credit, including by electronic transmission such as SWIFT, electronic mail, facsimile or computer generated communication.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Eligible Assignee” means (a) a Credit Party or any of its Affiliates; (b) a bank, insurance company, or company engaged in the business of making commercial loans (provided that, in the case of an assignment of a Revolving Commitment, such Person, together with its Affiliates, has a combined capital and surplus in excess of $250,000,000); (c) an Approved Fund; (d) any Person to whom a Credit Party assigns its rights and obligations under this Agreement as part of an assignment and transfer of such Credit Party’s rights in and to a material portion of such Credit Party’s portfolio of asset based credit facilities, and (e) any other Person (other than a natural person) approved by (i) the Administrative Agent, the L/C Issuer, the Swing Line Lender and, in the case of an assignment of a portion of the Term Loan, the Term Loan Agent, and (ii) unless an Event of Default has occurred and is continuing, the Lead Borrower (each such approval not to be unreasonably withheld or delayed); provided that notwithstanding the foregoing, “Eligible Assignee” shall not include (x) a Loan Party or any of the Loan Parties’ Affiliates or Subsidiaries, or (y) a Defaulting Lender or any of its Affiliates or Subsidiaries.

“Eligible Credit Card Receivables” means at the time of any determination thereof, each Credit Card Receivable that satisfies the following criteria at the time of creation and continues to meet the same at the time of such determination, as determined by the Administrative Agent in its Permitted Discretion: such Credit Card Receivable (i) has been earned by performance and represents the bona fide amounts due to a Borrower from a Credit Card Issuer or Credit Card Processor, and in each case originated in the ordinary course of business of such Borrower, and (ii) in each case is acceptable to the Administrative Agent in its Permitted Discretion, and is not ineligible for inclusion in the calculation of a Borrowing Base pursuant to any of clauses (a) through (~~i~~j) below. Without limiting the foregoing, to qualify as an Eligible Credit Card Receivable, such Credit Card Receivable shall indicate no Person other than a Borrower as payee or remittance party. In determining the amount to be so included, the face amount of a Credit Card Receivable shall be reduced by, without duplication, to the extent not reflected in such face amount, (i) the amount of all accrued and actual discounts, claims, credits or credits pending, promotional program allowances, price adjustments, finance charges or other allowances (including any amount that a Borrower may be obligated to rebate to a customer, a Credit Card Issuer or Credit Card Processor pursuant to the terms of any agreement or understanding (written or oral)) and (ii) the aggregate amount of all cash received in respect of such Credit Card Receivable but not yet applied by the Loan Parties to reduce the amount of such Credit Card Receivable. Except as otherwise agreed by the Administrative Agent, any Credit Card Receivable included within any of the following categories shall not constitute an Eligible Credit Card Receivable:

(a) Credit Card Receivables which do not constitute a “payment intangible” (as defined in the UCC);

(b) Credit Card Receivables that have been outstanding for more than five (5) Business Days from the date of sale;

(c) Credit Card Receivables (i) that are not subject to a perfected first‑priority security interest in favor of the Collateral Agent, or (ii) with respect to which a Borrower does not have good, valid and marketable title thereto, free and clear of any Lien (other than Liens granted to the Collateral Agent, and those Liens specified in clauses (a), (e), and (p) of the definition of Permitted Encumbrances);

(d) Credit Card Receivables that are not subject to a first priority security interest in favor of the Collateral Agent (it being the intent that chargebacks in the ordinary course by the credit card processors shall not be deemed violative of this clause);

(e) Credit Card Receivables which are disputed, are with recourse, or with respect to which a claim, counterclaim, offset or chargeback has been asserted (to the extent of such claim, counterclaim, offset or chargeback);

(f) Credit Card Receivables as to which the Credit Card Issuer or Credit Card Processor has the right under certain circumstances to require a Loan Party to repurchase the Credit Card Receivables from such Credit Card Issuer or Credit Card Processor;

(g) Credit Card Receivables due from a Credit Card Issuer or Credit Card Processor which (i) is the subject of any bankruptcy or insolvency proceedings, or (ii) is a Sanctioned Person or Sanctioned Entity;

(h) Credit Card Receivables which are not a valid, legally enforceable obligation of the applicable Credit Card Issuer or Credit Card Processor with respect thereto;

(i) Credit Card Receivables which do not conform to all representations, warranties or other provisions in the Loan Documents relating to Credit Card Receivables; or

(j) Credit Card Receivables which the Administrative Agent determines in its Permitted Discretion to be uncertain of collection or which do not meet such other reasonable eligibility criteria for Credit Card Receivables as the Administrative Agent may determine in its Permitted Discretion.

“Eligible Inventory” means, as of the date of determination thereof, items of Inventory of a Borrower that are finished goods, merchantable and readily saleable to the public in the ordinary course of a Borrower’s business deemed by the Administrative Agent in its Permitted Discretion to be eligible for inclusion in the calculation of a Borrowing Base, in each case that, except as otherwise agreed by the Administrative Agent, complies with each of the representations and warranties respecting Inventory made by the Borrowers in the Loan Documents, and that is not excluded as ineligible by virtue of one or more of the criteria set forth below. Except as otherwise agreed by the Administrative Agent, the following items of Inventory shall not be included in Eligible Inventory:

(a) Inventory that is not solely owned by a Borrower or a Borrower does not have good and valid title thereto, free and clear of any Lien (other than Liens granted to the Collateral Agent, and those Liens specified in clauses (a), (b), (e), (j), (o) and (p) of the definition of Permitted Encumbrances);

(b) Inventory that is leased by or is on consignment to a Borrower or which is consigned by a Borrower to a Person which is not a Loan Party;

(c) Inventory that is not located in the United States of America (excluding territories or possessions of the United States);

(d) Inventory at a location that is not owned or leased by a Borrower, except to the extent that the Borrowers have furnished the Administrative Agent with (i) any UCC financing statements or other documents that the Administrative Agent may determine to be necessary to perfect its security interest in such Inventory at such location, and (ii) a Collateral Access Agreement executed by the Person owning any such location on terms reasonably acceptable to the Administrative Agent;

(e) Inventory that is located in a distribution center or warehouse leased by a Borrower, unless the applicable lessor has delivered to the Collateral Agent, if requested by the Collateral Agent, a Collateral Access Agreement;

(f) Inventory that is comprised of goods which (i) are damaged, defective, “seconds,” or otherwise unmerchantable, (ii) are to be returned to the vendor, (iii) are obsolete or slow moving, or custom items, work‑in‑process, raw materials, or that constitute spare parts, promotional, marketing, packaging and shipping materials or supplies used or consumed in a Borrower’s business, (iv) are seasonal in nature and which have been packed away for sale in the subsequent season, (v) not in compliance with all standards imposed by any Governmental Authority having regulatory authority over such Inventory, its use or sale, or (vi) are bill and hold goods;

(g) Inventory that is not subject to a perfected first‑priority security interest in favor of the Collateral Agent;

(h) Inventory that consists of samples, labels, bags, packaging, and other similar non-merchandise categories;

(i) Inventory that is not insured in compliance with the provisions of Section 5.10 hereof;

(j) Inventory that has been sold but not yet delivered or as to which a Borrower has accepted a deposit;

(k) Inventory that is subject to any licensing, patent, royalty, trademark, trade name or copyright agreement with any third party from which any Borrower or any of its Subsidiaries has received notice of a dispute in respect of any such agreement;

(l) Inventory that has been purchased by a Borrower from a Person that is a Sanctioned Person or Sanctioned Entity; or

(~~l~~m) Inventory acquired in a Permitted Acquisition or which is not acquired other than for the purpose of sale in a Store in the ordinary course of a Borrower’s business, unless and until the Collateral Agent has completed or received (A) an appraisal of such Inventory from appraisers satisfactory to the Collateral Agent, establishes an Inventory Advance Rate and Inventory Reserves (if applicable) therefor, and otherwise agrees that such Inventory shall be deemed Eligible Inventory, and (B) such other due diligence as the Agents may require, all of the results of the foregoing to be reasonably satisfactory to the Agents.

“Employee Stock Plan” means, collectively, the Sportsman’s Warehouse Holdings, Inc. Amended and Restated Employee Stock Purchase Plan and Sportsman’s Warehouse Holdings, Inc. Amended and Restated 2019 Performance Incentive Plan annexed hereto as Exhibit J (as in effect on the ~~First~~Second Amendment Effective Date and as subsequently amended in accordance with the terms hereof), pursuant to which certain Eligible Persons (as defined therein) may purchase restricted Equity Interests in the Parent.

“Enforcement Action” ~~means the exercise by any Agent in good faith of any of its material enforcement rights and remedies as a secured creditor hereunder or under the other Loan Documents, applicable law or otherwise at any time upon the occurrence and during the continuance of an Event of Default (including, without limitation, the solicitation of bids from third parties to conduct the liquidation of the Collateral, the engagement or retention of sales brokers, marketing agents, investment bankers, accountants, appraisers, auctioneers or other third parties for the purposes of valuing, marketing, promoting and selling the Collateral, the commencement of any action to foreclose on the security interests or Liens of the Collateral Agent in all or any material portion of the Collateral, notification of account debtors to make payments to the Administrative Agent, any action to take possession of all or any material portion of the Collateral or commencement of any legal proceedings or actions against or with respect to all or any~~

~~portion of the Collateral)~~shall have the meaning set forth in this Agreement as in effect immediately prior to the Second Amendment Effective Date.

“Environmental Laws” means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

“Environmental Liability” means any liability, obligation, damage, loss, claim, action, suit, judgment, order, fine, penalty, fee, expense, or cost, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of any Borrower, any other Loan Party or any of their respective Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal or presence of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Equipment” has the meaning set forth in the Security Agreement.

“Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with any Loan Party within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Sections 412 and 4971 of the Code).

“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by any Loan Party or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by any Loan Party or any ERISA Affiliate from a Multiemployer Plan or notification to the Lead Borrower or any ERISA Affiliate that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a plan amendment as a termination of a Pension Plan or a Multiemployer Plan under Sections 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; (f) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the

Lead Borrower or any ERISA Affiliate; or (g) the determination that any Pension Plan is considered to be an “at-risk” plan, or that any Multiemployer Plan is considered to be in “endangered” or “critical” status within the meaning of Sections 430, 431 and 432 of the Code or Sections 303, 304 or 305 of ERISA.

“Erroneous Payment” has the meaning specified in Section 10.28.

“Erroneous Payment Deficiency Assignment” has the meaning specified in Section 10.28.

“Erroneous Payment Impacted Loans” has the meaning specified in Section 10.28.

“Erroneous Payment Return Deficiency” has the meaning specified in Section 10.28.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Event of Default” has the meaning specified in Section 8.01. An Event of Default shall be deemed to be continuing unless and until that Event of Default has been duly waived as provided in Section 10.03 hereof.

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guarantee of such Guarantor or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal.

“Excluded Taxes” means, with respect to any Recipient, (i) any tax imposed on the net income or net profits of such Recipient (including any branch profits taxes), in each case imposed by the jurisdiction (or by any political subdivision or taxing authority thereof) in which such Recipient is organized or the jurisdiction (or by any political subdivision or taxing authority thereof) in which such Recipient’s principal office is located in or as a result of a present or former connection between such Recipient and the jurisdiction or taxing authority imposing the tax (other than any such connection arising solely from such Recipient having executed, delivered or performed its obligations or received payment under, or enforced its rights or remedies under this Agreement or any other Loan Document), (ii) withholding taxes that would not have been imposed but for a Recipient’s failure to comply with the requirements of Section 3.01 of this Agreement, (iii) any United States federal withholding taxes that would be imposed on amounts payable to a Foreign Lender based upon the applicable withholding rate in effect at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office, other than a designation made at the request of a Loan Party), except that Excluded Taxes shall not include (A) any amount that such Foreign Lender (or its assignor, if any) was previously entitled to receive pursuant to Section 3.01 of this Agreement, if any, with respect to such withholding tax at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office), and (B) additional United States federal withholding taxes that may be imposed after the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office), as a result of a change in law, rule, regulation, treaty, order or other decision or other Change in Law with respect to any of the foregoing by any Governmental Authority, and (iv) any United States federal withholding taxes imposed under FATCA.

“Executive Order” has the meaning specified in Section 10.18.

“Existing Credit Agreement” has the meaning specified in the recitals hereto.

“Existing Letters of Credit” means the Letters of Credit identified on Schedule 1.02.

“Existing Obligations” has the meaning specified in Section 10.26.

“Existing Term Loan Agreement” means that certain Credit Agreement dated as of December 3, 2014, among the Loan Parties, the lenders party thereto, and Cortland Capital Market Services LLC, as administrative agent, as amended, amended and restated, supplemented, extended or otherwise modified and in effect prior to the Restatement Date.

“Extraordinary Receipt” means any cash received by or paid to or for the account of any Person not in the ordinary course of business, including tax refunds, pension plan reversions, proceeds of insurance (other than proceeds of business interruption insurance to the extent such proceeds constitute compensation for lost earnings), condemnation awards (and payments in lieu thereof), indemnity payments and any purchase price adjustments.

“Facility Guaranty” means the Guaranty made by any Guarantor in favor of the Agents and the Lenders, in form reasonably satisfactory to the Administrative Agent.

“Factored Receivables” means any Accounts originally owed or owing by a Loan Party to another Person which have been purchased by or factored with Wells Fargo or any of its Affiliates pursuant to a factoring arrangement or otherwise with the Person that sold the goods or rendered the services to the Loan Party which gave rise to such Account.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), and (a) any current or future regulations or official interpretations thereof, (b) any agreements entered into pursuant to Section 1471(b)(1) of the Code, and (c) any intergovernmental agreement entered into by the United States (or any fiscal or regulatory legislation, rules, or practices adopted pursuant to any such intergovernmental agreement entered into in connection therewith).

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

“Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal to, for each day during such period, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it (and, if any such rate is below the Floor, then the rate determined pursuant to this definition shall be deemed to be the Floor).

“Fee Letter” means, collectively, (i) that certain letter agreement dated as of the First Amendment Effective Date, by and among the Borrowers and the Administrative Agent, as amended, restated,

amended and restated, supplemented or otherwise modified from time to time, and (ii) the Second Amendment Fee Letter.

“FIRREA” means the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended from time to time.

“First Amendment” means that certain Joinder and First Amendment to Amended and Restated Credit Agreement dated as of the First Amendment Effective Date by and among (a) the Borrowers, (b) the Guarantors, (c) the Lenders, and (d) Wells Fargo Bank, National Association, as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer.

“First Amendment Effective Date” means May 27, 2022.

“Fiscal Month” means any fiscal month of any Fiscal Year, which month shall generally end on the Saturday closest to the end of such calendar month, subject to inclusion of such month in the applicable Fiscal Quarter, in accordance with the fiscal accounting calendar of the Loan Parties. Borrowers’ fiscal calendar through Fiscal Year 2028 is attached hereto as Schedule 1.01(b).

“Fiscal Quarter” means any fiscal quarter of any Fiscal Year, which quarters shall generally end on the Saturday closest to the end of each April, July, October and January of such Fiscal Year in accordance with the fiscal accounting calendar of the Loan Parties. Borrowers’ fiscal calendar through Fiscal Year 2028 is attached hereto as Schedule 1.01(b).

“Fiscal Year” means any period of fifty-two (52) or fifty-three (53) weeks, as the case may be, ending on the Saturday closest to January 31 of any calendar year. Borrowers’ fiscal calendar through Fiscal Year 2028 is attached hereto as Schedule 1.01(b).

“Flood Laws” means the National Flood Insurance Act of 1968, Flood Disaster Protection Act of 1973, and related laws, rules and regulations, including any amendments or successor provisions.

“Floor” means a rate of interest equal to 0%.

“Foreign Asset Control Regulations” has the meaning specified in Section 10.18.

“Foreign Lender” means any Lender that is organized under the laws of a jurisdiction other than that in which the Lead Borrower is resident for tax purposes. For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

“FRB” means the Board of Governors of the Federal Reserve System of the United States.

“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

“GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied.

“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Guarantee” means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning.

“Guarantor” means the Parent and each other Person who shall be required to execute and deliver a Facility Guaranty pursuant to Section 6.12.

“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

“Increase Effective Date” shall have the meaning provided therefor in Section 2.15(a)(iv).

“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

(a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind;

(b) all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or similar instruments;

(c) all obligations of such Person upon which interest charges are customarily paid;

(d) all obligations of such Person under conditional sale or other title retention agreements relating to property or assets purchased by such Person;

(e) net obligations of such Person under any Swap Contract;

(f) all obligations of such Person issued or assumed as the deferred purchase price of property or services (excluding trade accounts payable and accrued obligations incurred in the ordinary course of business and, in each case, not past due for more than ninety (90) days after the date on which such trade account payable was created), including, without limitation, all obligations of such Person in respect of earn-out or similar performance-based deferred purchase price arrangements;

(g) all indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed or is limited in recourse;

(h) All Attributable Indebtedness in respect of Capital Lease Obligations and Synthetic Lease Obligations of such Person;

(i) (i) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interest in such Person or any other Person (including, without limitation, Disqualified Stock, or any warrant, right or option to acquire such Equity Interest), valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; and (ii) the liquidation value of all Disqualified Stock of such Person;

(j) the maximum amount of all direct or contingent obligations of such Person as an account party in respect of letters of credit (including standby and commercial);

(k) all obligations of such Person in respect of bankers’ acceptances, bank guaranties, surety bonds and similar instruments; and

(l) all Guarantees of such Person in respect of any of the foregoing.

For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date. Notwithstanding the foregoing, in no event will any Plan Redemption Payment be construed to be Indebtedness for purposes of this Agreement.

“Indemnified Taxes” means, (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by, or on account of any obligation of, any Loan Party under any Loan Document, and (b) to the extent not otherwise described in the foregoing clause (a), Other Taxes.

“Indemnitee” has the meaning specified in Section 10.04(b).

“Information” has the meaning specified in Section 10.07.

~~“Insolvency Increase Amount” means, at any time of determination, ten percent (10%) percent of the Revolving Borrowing Base minus all outstanding Permitted Overadvances, other than (i) Unintentional Overadvances, and (ii) Permitted Overadvances made to pay up to two (2) weeks of payroll expenses of the Loan Parties to the extent actually used for such purpose, but in no event to exceed (as to all such~~

~~Permitted Overadvances other than Unintentional Overadvances) an amount equal to 2.5% of the Combined Borrowing Base.~~

“Intellectual Property” means all present and future: trade secrets, know-how and other proprietary information; trademarks, trademark applications, internet domain names, service marks, trade dress, trade names, business names, designs, logos, slogans (and all translations, adaptations, derivations and combinations of the foregoing) indicia and other source and/or business identifiers, and all registrations or applications for registrations which have heretofore been or may hereafter be issued thereon throughout the world; copyrights and copyright applications; (including copyrights for computer programs) and all tangible and intangible property embodying the copyrights, unpatented inventions (whether or not patentable); patents and patent applications; industrial design applications and registered industrial designs; license agreements related to any of the foregoing and income therefrom; books, customer lists, records, writings, computer tapes or disks, flow diagrams, specification sheets, computer software, source codes, object codes, executable code, data, databases and other physical manifestations, embodiments or incorporations of any of the foregoing; all other intellectual property; and all common law and other rights throughout the world in and to all of the foregoing.

“Intercreditor Provisions” has the meaning specified in Section 8.01(q).

“Interest Payment Date” means, (a) as to any Loan other than a Base Rate Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date; provided, however, that if any Interest Period for a SOFR Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; and (b) as to any Base Rate Loan (including a Swing Line Loan), the first day after the end of each month and the Maturity Date.

“Interest Period” means (x) as to each Revolving Loan that is a SOFR Loan, the period commencing on the date such SOFR Loan is disbursed or converted to or continued as a SOFR Loan and ending on the date that is seven days (if available to all Revolving Lenders) or one, three or six months thereafter, as selected by the Lead Borrower in its SOFR Loan Notice, and (y) as to each portion of the Term Loan that is a SOFR Loan, the period commencing on the date such SOFR Loan is disbursed or converted to or continued as a SOFR Loan and ending on the date that is one month thereafter; provided that, as to each of the foregoing clauses (x) and (y):

(i) interest shall accrue at the applicable rate based upon Term SOFR, from and including the first day of each Interest Period to, but excluding, the day on which any Interest Period expires;

(ii) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

(iii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month that is one, three or six months after the date on which the Interest Period began, as applicable;

(iv) no Interest Period shall extend beyond the Maturity Date;

(v) notwithstanding the provisions of clause (iv), except with respect to Interest Periods of seven days in accordance with the terms hereof, no Interest Period shall have a duration of less than one (1) month, and if any Interest Period applicable to a SOFR Borrowing would be for a shorter period, such Interest Period shall not be available hereunder; and

(vi) no tenor that has been removed from this definition pursuant to Section 3.03(b)(iv) shall be available for specification in any SOFR Loan Notice or conversion or continuation notice.

For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

“Inventory” has the meaning given that term in the UCC, and shall also include, without limitation, all: (a) goods which (i) are leased by a Person as lessor, (ii) are held by a Person for sale or lease or to be furnished under a contract of service, (iii) are furnished by a Person under a contract of service, or (iv) consist of raw materials, work in process, or materials used or consumed in a business; (b) goods of said description in transit; (c) goods of said description which are returned, repossessed or rejected; and (d) packaging, advertising, and shipping materials related to any of the foregoing.

“Inventory Advance Rate” means (a) during the Seasonal Increase Period, ninety-five percent (95%), and (b) at all other times, ninety percent (90%).

“Inventory Reserves” means such reserves as may be established from time to time by the Administrative Agent in the Administrative Agent’s Permitted Discretion with respect to the determination of the saleability, at retail, of the Eligible Inventory or which reflect such other factors as affect the market value of the Eligible Inventory or which reflect claims and liabilities that the Administrative Agent determines will need to be satisfied in connection with the realization upon the Inventory. Without limiting the generality of the foregoing, Inventory Reserves may, in the Administrative Agent’s Permitted Discretion, include (but are not limited to) reserves based on:

(a) Obsolescence;

(b) Seasonality;

(c) Shrink;

(d) Imbalance;

(e) Change in Inventory character;

(f) Change in Inventory composition;

(g) Change in Inventory mix;

(h) Markdowns (both permanent and point of sale);

(i) Retail markons and markups inconsistent with prior period practice and performance, industry standards, current business plans or advertising calendar and planned advertising events; and

(j) Out-of-date and/or expired Inventory.

“Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition Equity Interests of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or interest in, another Person, or (c) any Acquisition, or (d) any other investment of money or capital in order to obtain a profitable return. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

“Investment Affiliate” means, with respect to any Person, any fund or investment vehicle that (a) is organized by such Person for the purpose of making equity or debt investments in one or more companies and (b) is controlled by such Person. For purposes of this definition “control” means the power to direct or cause the direction of management and policies of a Person, whether by contract or otherwise.

“IRS” means the United States Internal Revenue Service.

“ISP” means, with respect to any Letter of Credit, the International Standby Practices 1998 (International Chamber of Commerce Publication No. 590) and any version or revision thereof accepted by the L/C Issuer for use.

“Issuer Documents” means with respect to any Letter of Credit, the Letter Credit Application, the Standby Letter of Credit Agreement or Commercial Letter of Credit Agreement, as applicable, and any other document, agreement and instrument entered into by the L/C Issuer and any Borrower (or any Subsidiary) or in favor of the L/C Issuer and relating to any such Letter of Credit.

“Joinder Agreement” means an agreement, in substantially in the form of Exhibit F, pursuant to which, among other things, a Person becomes a party to, and bound by the terms of, this Agreement and/or the other Loan Documents in the same capacity and to the same extent as either a Borrower or a Guarantor, as the Administrative Agent may determine.

“Knowledge” means the actual knowledge of a Responsible Officer.

“Landlord Lien State” means Pennsylvania, Texas, Virginia and Washington, or such other state(s) as to which Collateral Agent notifies the Lead Borrower in writing that a landlord’s claim for rent may have priority over the lien of the Collateral Agent in any of the Collateral.

“Laws” means each international, foreign, Federal, state and local statute, treaty, rule, guideline, regulation, ordinance, code and administrative or judicial precedent or authority, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and each applicable administrative order, directed duty, request, license, authorization and permit of, and agreement with, any Governmental Authority, in each case whether or not having the force of law.

“L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof, or the renewal thereof.

“L/C Issuer” means (a) Wells Fargo in its capacity as issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder (which successor may only be a Lender selected by the Administrative Agent in its discretion), and (b) any other Lender selected by the Administrative Agent in its discretion. The L/C Issuer may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the L/C Issuer and/or for such Affiliate to act as an advising, transferring, confirming and/or nominated bank in connection with the issuance or administration of any such Letter of Credit, in which case the term “L/C Issuer” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

“L/C Obligations” means, as at any date of determination, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit, plus (b) the aggregate amount of outstanding reimbursement obligations with respect to Letters of Credit which remain unreimbursed or which have not been paid through a Loan. For purposes of computing the amounts available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of any Rule under the ISP or any article of the UCP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.

“Lead Borrower” has the meaning specified in the introductory paragraph hereto.

“Lease” means any agreement, whether written or oral, no matter how styled or structured, pursuant to which a Loan Party is entitled to the use or occupancy of any space in a structure, land, improvements or premises for any period of time.

“Lender” means, individually, a Revolving Lender or a Term Lender, as applicable, and collectively, all such Persons, and as the context requires, includes the Swing Line Lender.

“Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Lead Borrower and the Administrative Agent.

“Letter of Credit” means each Standby Letter of Credit and each Commercial Letter of Credit issued hereunder and shall include the Existing Letters of Credit.

“Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the L/C Issuer.

“Letter of Credit Disbursement” means a payment made by the L/C Issuer pursuant to a Letter of Credit.

“Letter of Credit Expiration Date” means the day that is seven days prior to the Maturity Date then in effect (or, if such day is not a Business Day, the next preceding Business Day).

“Letter of Credit Fee” has the meaning specified in Section 2.03(l).

“Letter of Credit Indemnified Costs” has the meaning specified in Section 2.03(f).

“Letter of Credit Related Person” has the meaning specified in Section 2.03(f).

“Letter of Credit Sublimit” means an amount equal to $10,000,000. The Letter of Credit Sublimit is part of, and not in addition to, the Aggregate Revolving Commitments. A permanent reduction of the Aggregate Revolving Commitments shall not require a corresponding pro rata reduction in the Letter of Credit Sublimit; provided, however, that if the Aggregate Revolving Commitments are reduced to an amount less than the Letter of Credit Sublimit, then the Letter of Credit Sublimit shall be reduced to an amount equal to (or, at Lead Borrower’s option, less than) the Aggregate Revolving Commitments.

“Lien” means (a) any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale, Capital Lease Obligation, Synthetic Lease Obligation, or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing) and (b) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Liquidation” means the exercise by the Administrative Agent or Collateral Agent of those rights and remedies accorded to such Agents under the Loan Documents and applicable Law as a creditor of the Loan Parties with respect to the realization on the Collateral, including (after the occurrence and continuation of an Event of Default) the conduct by the Loan Parties acting with the consent of the Administrative Agent, of any public, private or “going out of business”, “store closing”, or other similarly themed sale or other disposition of the Collateral for the purpose of liquidating the Collateral. Derivations of the word “Liquidation” (such as “Liquidate”) are used with like meaning in this Agreement.

“Loan” means all Revolving Loans, Swing Line Loans and the Term Loan.

“Loan Account” has the meaning specified in Section 2.11(a).

“Loan Documents” means this Agreement, each Note, each Issuer Document, the Fee Letter, all Borrowing Base Certificates, the Blocked Account Agreements, the DDA Notifications, the Credit Card Notifications, the Security Documents, the Facility Guaranty, each Request for Credit Extension, each Beneficial Ownership Certification, the ABL Intercreditor Agreement, the Post-Closing Letter and any other instrument or agreement now or hereafter executed and delivered in connection herewith, or in connection with any transaction arising out of any Cash Management Services and Bank Products provided by the Administrative Agent or any of its Affiliates, each as amended and in effect from time to time; provided that for purposes of the definition of “Material Adverse Effect” and Article VII, “Loan Documents” shall not include agreements relating to Cash Management Services and Bank Products.

“Loan Parties” means, collectively, the Borrowers and each Guarantor.

“~~London Business Day” means a day on which commercial banks are open for general business (including dealings in foreign exchange and foreign currency deposits) in London, England~~Mandatory ABL Term Loan Prepayments” means, so long as the ABL Term Obligations (other than contingent indemnification obligations for which no claim has then been asserted) remain outstanding, mandatory prepayments of the ABL Term Loan Obligations to the extent required to be made pursuant to the ABL Term Credit Agreement; provided that with respect to any event described in clause (e) of the definition of “Prepayment Event”, such event shall only constitute a Mandatory ABL Term Loan Prepayment to the extent (i) no Cash Dominion Event has occurred and is then continuing or would result from such event, (ii) such event does not constitute a Prepayment Event hereunder, or (iii) no Loans are then outstanding and, to the extent required to be Cash Collateralized hereunder, all L/C Obligations have been so Cash Collateralized.

“Margin Stock” is as defined in Regulation U of the FRB as in effect from time to time.

“Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, liabilities (actual or contingent), or condition (financial or otherwise) of the Loan Parties taken as a whole; (b) a material impairment of the ability of any Loan Party to perform its obligations under any Loan Document to which it is a party; or (c) a material impairment of the rights and remedies of or benefits available to any Agent or the Lenders under any Loan Document, or a material adverse effect on (x) the Collateral, (y) the validity, perfection or priority of any Lien granted by any Loan Party in favor of any Agent on any material portion of the Collateral, or (z) the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document to which it is a party. In determining whether any individual event would result in a Material Adverse Effect, notwithstanding that such event in and of itself does not have such effect, a Material Adverse Effect shall be deemed to have occurred if the cumulative effect of such event and all other then existing events would result in a Material Adverse Effect.

“Material Contract” means, with respect to any Person, each contract to which such Person is a party, the termination or breach of which would be reasonably likely to result in a Material Adverse Effect, including, without limitation, the ABL Term Documents.

“Material Indebtedness” means ~~any~~(i) the ABL Term Obligations (it being understood that the ABL Term Obligations shall be deemed to be “Material Indebtedness” so long as any ABL Term Obligations remain outstanding), (ii) the Permitted Term Loan Debt (it being understood that the Permitted Term Loan Debt shall be deemed to be “Material Indebtedness” so long as any Permitted Term Loan Debt remain outstanding), and (iii) any other Indebtedness (other than the Obligations) of the Loan Parties in an aggregate principal amount exceeding $25,000,000. For purposes of determining the amount of Material Indebtedness at any time, (a) the amount of the obligations in respect of any Swap Contract at such time shall be calculated at the Swap Termination Value thereof, (b) undrawn committed or available amounts shall be included, and (c) all amounts owing to all creditors under any combined or syndicated credit arrangement shall be included. ~~For clarity, all Permitted Term Loan Debt shall at all times constitute Material Indebtedness at any time while the Permitted Term Loan Debt is in effect.~~

“Material Intellectual Property” means Intellectual Property material to the business or operations of the Loan Parties.

“Maturity Date” means May 27, 2027.

“Maximum Rate” has the meaning specified in Section 10.09.

“Measurement Period” means, at any date of determination, the most recently completed trailing twelve (12) Fiscal Months.

“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.

“Monthly BBC Reporting Event” means the failure of the Borrowers to maintain Revolving Availability at least equal to forty percent (40%) of the Adjusted Combined Loan Cap at any time. For purposes of this Agreement, the occurrence of a Monthly BBC Reporting Event shall be deemed continuing at the Administrative Agent’s option until Revolving Availability has exceeded forty percent (40%) of the Adjusted Combined Loan Cap for ninety (90) consecutive calendar days, in which case a Monthly BBC Reporting Event shall no longer be deemed to be continuing for purposes of this Agreement. The termination of a Monthly BBC Reporting Event as provided herein shall in no way limit, waive or delay the occurrence of a subsequent Monthly BBC Reporting Event in the event that the conditions set forth in this definition again arise. Notwithstanding anything to the contrary contained herein, the occurrence of a Monthly BBC Reporting Event shall be deemed continuing so long as any ABL Term Obligations remain outstanding.

“Mortgages” means each and every fee and leasehold mortgage or deed of trust, security agreement and assignment by and between the Loan Party owning or holding the leasehold interest in the Real Estate encumbered thereby in favor of the Collateral Agent.

“Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the Lead Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions.

“Net Cash Proceeds” means (a) with respect to any Disposition by any Loan Party or any of its Subsidiaries, or any Extraordinary Receipt received or paid to the account of any Loan Party or any of its Subsidiaries, the excess, if any, of (i) the sum of cash and cash equivalents received in connection with such transaction (including any cash or cash equivalents received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) over (ii) the sum of (A) the principal amount of any Indebtedness that is secured by the applicable asset by a Lien permitted hereunder which is senior to the Collateral Agent’s Lien on such asset and that is required to be repaid (or to establish an escrow for the future repayment thereof) in connection with such transaction (other than Indebtedness under the Loan Documents and the ABL Term Documents), (B) to the extent such cash proceeds are received from a Disposition of, or an Extraordinary Receipt constituting, ABL Term Priority Collateral, prior to the Discharge of ABL Term Obligations, the principal amount, premium or penalty, if any, interest and other ABL Term Obligations, in each case, which are required to be repaid or cash collateralized with any such proceeds), and (~~B~~C) the reasonable and customary out-of-pocket expenses incurred by such Loan Party or such Subsidiary in connection with such transaction (including, without limitation, appraisals, and brokerage, legal, title and recording or transfer tax expenses and commissions) paid by any Loan Party to third parties (other than Affiliates); and (b) with respect to the sale or issuance of any Equity Interest by any Loan Party or any of its Subsidiaries, or the incurrence or issuance of any Indebtedness by any Loan Party or any of its Subsidiaries, the excess of (i) the sum of the cash and cash equivalents received in connection with such transaction over (ii) the sum of (A) the underwriting discounts and commissions, and other reasonable and customary out-of-pocket expenses, incurred by such Loan Party or such Subsidiary in connection therewith, and (B) to the extent such cash proceeds are received from the sale or issuance of any Equity Interest constituting ABL Term Priority Collateral, prior to the Discharge of ABL Term Obligations, the principal amount, premium or penalty, if any, interest and other ABL Term Obligations, in each case which are required to be repaid or cash collateralized with any such proceeds.

“Non-Consenting Lender” has the meaning specified in Section 10.01.

“Non-Defaulting Lender” means each Revolving Lender other than a Defaulting Lender.

“Note” means (a) a Revolving Note, (b) Swing Line Note, or (c) a Term Note, as each may be amended, supplemented or modified from time to time.

“NPL” means the National Priorities List under CERCLA.

“Obligations” means (a) all advances to, and debts (including principal, interest, fees, costs, and expenses), liabilities, obligations, covenants, indemnities, and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit (including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral therefor), whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest, fees, costs, expenses and indemnities that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest, fees, costs, expenses and indemnities are allowed claims in such proceeding, and (b) any Other Liabilities; provided, that the Obligations shall not include any Excluded Swap Obligations.

“OFAC” means The Office of Foreign Assets Control of the U.S. Department of the Treasury.

“Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity, and (d) in each case, all shareholder or other equity holder agreements, voting trusts and similar arrangements to which such Person is a party or which is applicable to its Equity Interests and all other arrangements relating to the Control or management of such Person.

“Other Liabilities” means any obligation on account of (i) any Cash Management Services furnished to any of the Loan Parties or any of their Subsidiaries and/or (ii) any transaction with any Agent or any Lender or any of their respective Affiliates, which arises out of any Bank Product entered into with any Loan Party and any such Person, as each may be amended from time to time.

“Other Taxes” means all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or under any other Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document.

“Outstanding Amount” means (i) with respect to Committed Revolving Loans and Swing Line Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Committed Revolving Loans and Swing Line Loans, as the case may be, occurring on such date; and (ii) with respect to any L/C Obligations on any date, the amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date.

“Overadvance” means a Credit Extension to the extent that, immediately after its having been made, Revolving Availability is less than zero.

“Parent” means Sportsman’s Warehouse Holdings, Inc.

“Participant” has the meaning specified in Section 10.06(d).

“Patriot Act” has the meaning specified in Section 5.27.

“Payment Conditions” means satisfaction of the following, with respect to the making, consummation or payment, as the case may be, of any Specified Transaction: (i) No Event of Default has occurred and is continuing or would result after giving effect to the making, consummation or payment, as the case may be, of such Specified Transaction, and (ii) (a) at all times during the sixty (60) day period immediately preceding the making, consummation or payment, as the case may be, of such Specified Transaction, and immediately after giving effect to the making, consummation or payment, as the case may be, of such Specified Transaction, Revolving Availability shall not be less than 25% of the Adjusted Combined Loan Cap, and the Lead Borrower shall have represented in writing to the Agents that the Loan Parties’ Revolving Availability forecasts (prepared internally in good faith) reflect sufficient liquidity after giving effect to the making, consummation or payment, as the case may be, of such Specified Transaction to operate the Loan Parties’ business (including payment of obligations as and when due in the ordinary course of the Loan Parties’ business and consistent with past practices) for the immediately succeeding twelve (12) months, or (b) (x) at all times during the sixty (60) day period immediately preceding the making, consummation or payment, as the case may be, of such Specified Transaction, and immediately after giving effect to the making, consummation or payment, as the case may be, of such Specified Transaction, Revolving Availability shall not be less than 15% of the Adjusted Combined Loan Cap, and (y) the Administrative Agent shall have received projections reasonably satisfactory to the Administrative Agent as determined on a pro forma basis, for the one hundred eighty (180) day period immediately following the making, consummation or payment, as the case may be, of such Specified Transaction (after giving pro-forma effect thereto), that reflect the Borrowers collectively shall have Revolving Availability of at least 15% of the Adjusted Combined Loan Cap; it being understood and agreed that it shall not constitute a breach of this requirement if Revolving Availability subsequently is less than 15% of the Adjusted Combined Loan Cap so long as the projection thereof is based on the good faith estimate of the Borrowers at the time of such payment. Prior to undertaking any transaction or payment which is subject to the Payment Conditions, the Loan Parties shall deliver to the Administrative Agent (x) an updated Borrowing Base Certificate giving effect to such transaction or payment, and (y) evidence of satisfaction of the conditions contained in clause (ii) above on a basis (including, without limitation, giving due consideration to results for prior periods) reasonably satisfactory to the Administrative Agent.

“Payment in Full” has the meaning specified in Section 1.02(d). Derivatives of such term have corresponding meanings.

“Payment Recipient” has the meaning specified in Section 10.28.

“PBGC” means the Pension Benefit Guaranty Corporation.

“PCAOB” means the Public Company Accounting Oversight Board.

“Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by the Lead Borrower or any ERISA Affiliate or to which the Lead Borrower or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time during the immediately preceding five plan years.

“Permitted Acquisition” means an Acquisition in which all of the following conditions are satisfied:

(a) No Default then exists or would arise from the consummation of such Acquisition;

(b) Such Acquisition shall have been approved by the Board of Directors of the Person (or similar governing body if such Person is not a corporation) which is the subject of such Acquisition and such Person shall not have announced that it will oppose such Acquisition or shall not have commenced any action which alleges that such Acquisition shall violate applicable Law;

(c) (i) If the aggregate consideration for such Acquisition exceeds an amount equal to $35,000,000, the Lead Borrower shall have furnished the Administrative Agent with thirty (30) days’ prior written notice of such intended Acquisition and shall have furnished the Administrative Agent with a current draft of the documents evidencing the intended Acquisition (and final copies thereof as and when executed), a summary of any due diligence undertaken by the Loan Parties in connection with such Acquisition, appropriate financial statements of the Person which is the subject of such Acquisition, pro forma projected financial statements for the twelve (12) month period following such Acquisition after giving effect to such Acquisition (including balance sheets, cash flows and income statements by month for the acquired Person, individually, and on a Consolidated basis with all Loan Parties), and such other information as the Administrative Agent may reasonably require, all of which shall be reasonably satisfactory to the Administrative Agent; or (ii) if the aggregate consideration for such Acquisition is an amount less than or equal to $35,000,000, not later than five (5) Business Days following the occurrence thereof, the Lead Borrower shall have notified the Administrative Agent of such Acquisition, (A) delivering with such notice, (1) executed copies of the material acquisition documents entered into in connection therewith, together with (2) where available, customary historical financial statements (or summaries thereof, to the extent such historical financial statements are not otherwise available) of the Person or business to be acquired (for any acquisition of the Equity Interests of another Person or to the extent otherwise reasonably available to the Loan Parties) along with pro forma financial statements for the next twelve (12) months after such Acquisition (where available) after giving effect to such Acquisition (including to the extent available balance sheets, cash flows and income statements for the Loan Parties) and (B) certifying, as of the date of such Acquisition, that after giving effect to such Acquisition, if such Acquisition was an acquisition of Equity Interests, a Loan Party owns, directly or indirectly, a majority of the Equity Interests of the acquired Person and Controls a majority of any voting interests or the governance of the acquired Person;

(d) Either (i) the legal structure of the Acquisition shall be acceptable to the Administrative Agent in its Permitted Discretion, or (ii) the Loan Parties shall have provided the Administrative Agent with a favorable solvency opinion from an unaffiliated third party valuation firm reasonably satisfactory to the Administrative Agent;

(e) After giving effect to the Acquisition, if the Acquisition is an Acquisition of the Equity Interests, a Loan Party shall acquire and own, directly or indirectly, a majority of the Equity Interests in the Person being acquired and shall Control a majority of any voting interests or shall otherwise Control the governance of the Person being acquired;

(f) Any assets acquired shall be utilized in, and if the Acquisition involves a merger, consolidation or Acquisition of Equity Interests, the Person which is the subject of such Acquisition shall be engaged in, a business otherwise permitted to be engaged in by a Borrower under this Agreement;

(g) If the Person which is the subject of such Acquisition will be maintained as a Subsidiary of a Loan Party, or if the assets acquired in an acquisition will be transferred to a Subsidiary which is not then a Loan Party, such Subsidiary shall be joined as a “Borrower” hereunder or as a

Facility Guarantor, as the Administrative Agent shall determine, and the Collateral Agent shall receive a first priority security interest (subject to Permitted Encumbrances having priority by operation of law and, with respect to ABL Term Priority Collateral, Permitted Encumbrances described in clause (p) of the definition of such term) in such Subsidiary’s Inventory, Accounts and other property of the same nature as constitutes collateral under the Security Documents, in each case as and when required by Section 6.12 of this Agreement;

(h) [Reserved]; and

(i) The Loan Parties shall have satisfied the Payment Conditions.

“Permitted Disposition” means any of the following:

(a) dispositions of inventory in the ordinary course of business;

(b) bulk sales or other Dispositions of the Inventory of a Loan Party not in the ordinary course of business, made in connection with Store closings, at arm’s length, provided, that such Store closures and related Inventory Dispositions shall not exceed those set forth in the Borrowers’ business plan reasonably satisfactory to Administrative Agent and Term Loan Agent, and provided, further, at the Collateral Agent’s Permitted Discretion, all sales of Inventory in connection with Store closings shall be in accordance with liquidation agreements and with professional liquidators reasonably acceptable to the Collateral Agent and Term Loan Agent;

(c) non-exclusive licenses of Intellectual Property of a Loan Party or any of its Subsidiaries in the ordinary course of business; provided, that no such licensing shall adversely affect in any material respect the fair value of any Eligible Inventory or the ability of the Agents to dispose of or otherwise realize upon any Eligible Inventory after an Event of Default;

(d) licenses for the conduct of licensed departments within the Loan Parties’ Stores in the ordinary course of business; provided that, if requested by the Agents, the Agents shall have entered into an intercreditor agreement with the Person operating such licensed department on terms and conditions reasonably satisfactory to the Agents and the Term Loan Agent;

(e) the sale or other disposition by a Loan Party of Inventory that is obsolete and having a book value not exceeding $500,000 in the aggregate in any Fiscal Year (or such greater amount agreed to by Administrative Agent in its Permitted Discretion);

(f) the sale or other disposition by a Loan Party of Equipment or Fixtures that are obsolete or no longer used or useful in such Loan Party’s business and having a book value, not exceeding $1,000,000 in the aggregate in any Fiscal Year (or such greater amount agreed to by Administrative Agent in its Permitted Discretion);

(g) Sales, transfers and dispositions among the Loan Parties or by any Subsidiary to a Loan Party;

(h) Sales, transfers and dispositions of or by any Subsidiary which is not a Loan Party to another Subsidiary that is not a Loan Party; and

(i) as long as no Default then exists or would arise therefrom, sales of Real Estate of any Loan Party (or sales of any Person or Persons created to hold such Real Estate or the equity interests in such Person or Persons), including sale-leaseback transactions involving any such

Real Estate pursuant to leases on market terms, as long as, (A) such sale is made for fair market value, (B) subject to the ABL Intercreditor Agreement and any Mandatory ABL Term Loan Prepayment actually made with such net proceeds, the net proceeds of such sale are utilized to repay the Obligations, and (C) in the case of any sale-leaseback transaction permitted hereunder, the Agents shall have received from such each purchaser or transferee a Collateral Access Agreement on terms and conditions reasonably satisfactory to the Agents.

Notwithstanding anything to the contrary, with respect to a sale, transfer or disposition of Material Intellectual Property (or the Equity Interests of any Subsidiary that owns Material Intellectual Property), such sale, transfer or other disposition shall not be permitted unless the purchaser, assignee or other transferee thereof agrees in writing to be bound by a non-exclusive, royalty-free, worldwide license of such Material Intellectual Property in favor of the Collateral Agent for use in connection with the exercise of the rights and remedies of the Credit Parties, which license shall be in form and substance reasonably satisfactory to the Agents. Notwithstanding anything to the contrary contained herein, no Loan Party or any Subsidiary shall sell, transfer or otherwise dispose of any Material Intellectual Property (or the Equity Interests of any Subsidiary that owns Material Intellectual Property) (in each case, whether as a Permitted Disposition, a Permitted Investment, a Permitted Encumbrance or otherwise) without the prior written consent of the Agents and the Required Lenders, which consent shall not be unreasonably withheld.

“Permitted Discretion” means a determination made in good faith in the exercise of reasonable (from the perspective of a secured asset based lender) business judgment.

“Permitted Encumbrances” means:

(a) Liens imposed by law for Taxes that are not yet due or are being contested in compliance with Section 6.04;

(b) Carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like Liens imposed by applicable Law, arising in the ordinary course of business and securing obligations that are not overdue or are being contested in compliance with Section 6.04;

(c) Pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations, other than any Lien imposed by ERISA;

(d) Deposits to secure the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

(e) Liens in respect of judgments that would not constitute an Event of Default hereunder;

(f) Easements, covenants, conditions, restrictions, building code laws, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or materially interfere with the ordinary conduct of business of a Loan Party and such other minor title defects or survey matters that are disclosed by current surveys that, in each case, do not materially interfere with the current use of the real property;

(g) Liens existing on the ~~First~~Second Amendment Effective Date and listed on Schedule 7.01 and any renewals or extensions thereof, provided that (i) the property covered thereby is not changed, (ii) the amount secured or benefited thereby is not increased, (iii) the direct or any contingent obligor with respect thereto is not changed, and (iv) any renewal or extension of the obligations secured or benefited thereby is otherwise permitted hereunder;

(h) Liens on fixed or capital assets acquired by any Loan Party which are permitted under clause (c) of the definition of Permitted Indebtedness so long as (i) such Liens and the Indebtedness secured thereby are incurred prior to or within ninety (90) days after such acquisition, (ii) the Indebtedness secured thereby does not exceed the cost of acquisition of such fixed or capital assets and (iii) such Liens shall not extend to any other property or assets of the Loan Parties;

(i) Liens in favor the Collateral Agent;

(j) Landlords’ and lessors’ Liens in respect of rent not in default;

(k) Possessory Liens in favor of brokers and dealers arising in connection with the acquisition or disposition of Investments owned as of the ~~First~~Second Amendment Effective Date and Permitted Investments, provided that such liens (a) attach only to such Investments and (b) secure only obligations incurred in the ordinary course and arising in connection with the acquisition or disposition of such Investments and not any obligation in connection with margin financing;

(l) Liens arising solely by virtue of any statutory or common law provisions relating to banker’s liens, liens in favor of securities intermediaries, rights of setoff or similar rights and remedies as to deposit accounts or securities accounts or other funds maintained with depository institutions or securities intermediaries;

(m) Liens arising from precautionary UCC filings regarding “true” operating leases or, to the extent permitted under the Loan Documents, the consignment of goods to a Loan Party;

(n) voluntary Liens on property (other than property of the type included in a Borrowing Base or the ABL Term Loan Borrowing Base) in existence at the time such property is acquired pursuant to a Permitted Acquisition or on such property of a Subsidiary of a Loan Party in existence at the time such Subsidiary is acquired pursuant to a Permitted Acquisition; provided, that such Liens are not incurred in connection with or in anticipation of such Permitted Acquisition and do not attach to any other assets of any Loan Party or any Subsidiary;

(o) Liens in favor of customs and revenues authorities imposed by applicable Law arising in the ordinary course of business in connection with the importation of goods and solely to the extent the following conditions are satisfied: (A) such Liens secure obligations that are being contested in good faith by appropriate proceedings, (B) the applicable Loan Party or Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (C) such contest effectively suspends collection of the contested obligation and enforcement of any Lien securing such obligation; and

(p) ~~from~~(i) Liens in favor of the ABL Term Agent securing ABL Term Obligations to the extent permitted under clause (j) of the definition of “Permitted Indebtedness”, subject at all times to the ABL Intercreditor Agreement; provided that any such Liens on any ABL Priority Collateral are junior to the Liens on the ABL Priority Collateral securing the Obligations; and ~~after~~(ii) following the Discharge of ABL Term Loan Obligations and the subsequent satisfaction of the Permitted Term Loan Conditions, Liens to secure Permitted Term Loan Debt as described in the definition thereof, subject at all times to the Permitted Term Loan Intercreditor Agreement.

“Permitted Indebtedness” means each of the following as long as no Default or Event of Default exists or would arise from the incurrence thereof:

(a) Indebtedness outstanding on the ~~First~~Second Amendment Effective Date and listed on Schedule 7.03 (and Permitted Refinancing Indebtedness in respect thereof);

(b) (x) intercompany Indebtedness of the Borrowers and the Subsidiaries to the extent permitted by clause (g) of the definition of Permitted Investments, and (y) Guarantees by a Loan Party of Indebtedness of another Loan Party;

(c) Capital Lease Obligations and Synthetic Lease Obligations (and any Permitted Refinancing Indebtedness in respect thereof); provided that, if requested by the Collateral Agent or the Term Loan Agent, the Loan Parties shall use commercially reasonable efforts to cause the holders of such Indebtedness to enter into a Collateral Access Agreement on terms reasonably satisfactory to the Collateral Agent and the Term Loan Agent;

(d) obligations (contingent or otherwise) of any Loan Party or any Subsidiary thereof existing or arising under any Swap Contract, provided that such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with fluctuations in interest rates or foreign exchange rates, and not for purposes of speculation or taking a “market view;” provided that the aggregate Swap Termination Value thereof shall not exceed $1,000,000 at any time outstanding;

(e) Contingent liabilities under surety bonds or similar instruments incurred in the ordinary course of business in connection with the construction or improvement of Stores;

(f) Indebtedness of the Borrowers or any Subsidiary incurred to finance the acquisition, construction or improvement of any fixed or capital assets, and Permitted Refinancing Indebtedness in respect thereof; provided that (i) such Indebtedness is incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement and (ii) if requested by the Collateral Agent or the Term Loan Agent, the Loan Parties shall use commercially reasonable efforts to cause the holders of such Indebtedness to enter into a Collateral Access Agreement on terms reasonably satisfactory to the Collateral Agent and the Term Loan Agent;

(g) Indebtedness consisting of debt owing to a seller incurred in connection with a Permitted Acquisition (whether in the form of an “earn out” or otherwise); provided that such Indebtedness is subordinated to the Obligations in a manner reasonably satisfactory to the Agents and the Term Loan Agent (but in any event such Indebtedness shall (i) not require the payment in cash of principal (other than in respect of working capital adjustments) prior to the Maturity Date, and (ii) have a maturity which extends beyond the Maturity Date);

(h) (i) Indebtedness of any Person that becomes a Subsidiary of a Loan Party after the ~~First~~Second Amendment Effective Date as a result of a Permitted Acquisition; provided that (x) such Indebtedness exists at the time such Person becomes a Subsidiary and is not created in contemplation of or in connection with such Person becoming a Subsidiary and (y) immediately before and after such Person becomes a Subsidiary, no Default or Event of Default shall have occurred and be continuing and (ii) Permitted Refinancing Indebtedness in respect thereof;

(i) the Obligations;

(j) ~~from~~(i) subject at all times to the ABL Intercreditor Agreement, Indebtedness of the Loan Parties incurred under the ABL Term Documents in an aggregate principal amount not exceeding the Maximum ABL Term Loan Facility Amount (as defined in the ABL Intercreditor Agreement as in effect as of the Second Amendment Effective Date or as subsequently amended in accordance with the terms hereof) at any time outstanding; and ~~after~~(ii) following the Discharge of ABL Term Loan Obligations and the subsequent satisfaction of the Permitted Term Loan Conditions, but subject at all times to the applicable Permitted Term Loan Intercreditor Agreement, Permitted Term Loan Debt in an aggregate principal amount not exceeding $25,000,000 at any time outstanding;

(k) other Indebtedness of the Borrowers or the Subsidiaries in an aggregate principal amount not exceeding $35,000,000 at any time outstanding;

(l) Indebtedness under performance bonds or with respect to workers’ compensation claims, in each case incurred in the ordinary course of business;

(m) Indebtedness arising in connection with endorsement of instruments for deposit in the ordinary course of business;

(n) Indebtedness incurred in the ordinary course of business in connection with the financing of insurance premiums;

(p) Indebtedness incurred in the ordinary course of business in connection with cash pooling arrangements, cash management and other similar arrangements consisting of netting arrangements and overdraft protections incurred in the ordinary course of business;

(q) Subordinated Debt;

(r) unsecured Indebtedness not otherwise specifically described herein (i) with a maturity date that is at least ninety (90) days following the Maturity Date, (ii) that does not require amortization or prepayments prior to the Maturity Date, and (iii) is on customary and market terms, or otherwise on terms, and pursuant to documentation, acceptable to the Administrative Agent in its Permitted Discretion; and

(s) Indebtedness of the Parent issued in connection with the repurchase of its Equity Interests to the extent such repurchase is permitted hereby.

“Permitted Investments” means each of the following as long as no Default or Event of Default exists or would arise from the making of such Investment:

(a) readily marketable obligations issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof having maturities of not more than 360 days from the date of acquisition thereof; provided that the full faith and credit of the United States of America is pledged in support thereof;

(b) commercial paper issued by any Person organized under the laws of any state of the United States of America and rated at least “Prime-1” (or the then equivalent grade) by Moody’s or at least “A-1” (or the then equivalent grade) by S&P, in each case with maturities of not more than 180 days from the date of acquisition thereof;

(c) time deposits with, or insured certificates of deposit or bankers’ acceptances of, any commercial bank that (i) (A) is a Lender or (B) is organized under the laws of the United States of America, any state thereof or the District of Columbia or is the principal banking subsidiary of a bank holding company organized under the laws of the United States of America, any state thereof or the District of Columbia, and is a member of the Federal Reserve System, (ii) issues (or the parent of which issues) commercial paper rated as described in clause (c) of this definition and (iii) has combined capital and surplus of at least $1,000,000,000, in each case with maturities of not more than 180 days from the date of acquisition thereof;

(d) fully collateralized repurchase agreements with a term of not more than thirty (30) days for securities described in clause (a) above (without regard to the limitation on maturity contained in such clause) and entered into with a financial institution satisfying the criteria described in clause (c) above or with any primary dealer and having a market value at the time that such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such counterparty entity with whom such repurchase agreement has been entered into;

(e) Investments, classified in accordance with GAAP as current assets of the Loan Parties, in any money market fund, mutual fund, or other investment companies that are registered under the Investment Company Act of 1940, as amended, which are administered by financial institutions that have the highest rating obtainable from either Moody’s or S&P, and which invest solely in one or more of the types of securities described in clauses (a) through (d) above;

(f) Investments existing on the ~~First~~Second Amendment Effective Date, and set forth on Schedule 7.02, but not any increase in the amount thereof or any other modification of the terms thereof;

(g) (i) Investments by any Loan Party and its Subsidiaries in their respective Subsidiaries outstanding on the ~~First~~Second Amendment Effective Date, and (ii) additional Investments by any Loan Party and its Subsidiaries in Loan Parties (other than the Parent); provided that (x) any such loans and advances made by a Loan Party shall be evidenced by a promissory note pledged to the Collateral Agent for the ratable benefit of the Secured Parties pursuant to the Security Documents and (y) such loans and advances shall be unsecured;

(h) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss;

(i) Guarantees constituting Permitted Indebtedness;

(j) Investments by any Loan Party in Swap Contracts entered into in the ordinary course of business and for bona fide business (and not speculative purposes) to protect against fluctuations in interest rates in respect of the Obligations;

(k) Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

(l) so long as no Event of Default shall have occurred and be continuing, (i) advances to officers, directors and employees of the Loan Parties and Subsidiaries in the ordinary course of business, and (ii) other loans and advances to officers, directors and employees of the Loan Parties and Subsidiaries in an aggregate amount not to exceed $10,000,000 at any time outstanding;

(m) Investments constituting Permitted Acquisitions;

(n) capital contributions made by any Loan Party to another Loan Party;

(o) completion of Lead Borrower’s development and initiation of e-commerce/internet sales to the public;

(p) opening additional Stores consistent with Borrowers’ business plan reasonably satisfactory to Administrative Agent and the Term Loan Agent;

(q) Plan Redemption Payments; and

(r) other Investments not otherwise subject to the provisions set forth in this definition, provided, that, at the time any such Investment is made, the Payment Conditions are satisfied;

provided, however, that notwithstanding the foregoing, (i) after the occurrence and during the continuance of a Cash Dominion Event, no such Investments specified in clauses (a) through (e) and clause (r) shall be permitted unless (1) either (A) no Loans, or, if then required to be Cash Collateralized, Letters of Credit are then outstanding, or (B) the Investment is a temporary Investment pending expiration of an Interest Period for a SOFR Loan, the proceeds of which Investment will be applied to the Obligations after the expiration of such Interest Period, and (2) such Investments are pledged to the Collateral Agent as additional collateral for the Obligations pursuant to such agreements as may be reasonably required by the Collateral Agent, and (ii) with respect to an Investment in respect of Material Intellectual Property (or the Equity Interests of any Subsidiary that owns Material Intellectual Property), such Investment shall not be permitted unless the purchaser, assignee or other transferee thereof agrees in writing to be bound by a non-exclusive, royalty-free, worldwide license of such Material Intellectual Property in favor of the Collateral Agent for use in connection with the exercise of the rights and remedies of the Credit Parties, which license shall be in form and substance reasonably satisfactory to the Agents. Notwithstanding anything to the contrary contained herein, no Loan Party or any Subsidiary shall make any Investment consisting of a license, sublicense or other transfer of Material Intellectual Property (or the Equity Interests of any Subsidiary that owns Material Intellectual Property) (in each case, whether as a Permitted Disposition, a Permitted Investment, a Permitted Encumbrance or otherwise) without the prior written consent of the Agents and the Required Lenders, which consent shall not be unreasonably withheld.

“Permitted Overadvance” means an Overadvance made by the Administrative Agent, in its discretion, which:

(a) Is made to maintain, protect or preserve the Collateral and/or the Credit Parties’ rights under the Loan Documents or which is otherwise for the benefit of the Credit Parties; or

(b) Is made to enhance the likelihood of, or to maximize the amount of, repayment of any Obligation; or

(c) Is made to pay any other amount chargeable to any Loan Party hereunder; and

(d) Together with all other Permitted Overadvances then outstanding, shall not (i) exceed ten percent (10%) of the Revolving Borrowing Base at any time or (ii) unless a Liquidation is occurring, remain outstanding for more than forty-five (45) consecutive Business Days, unless in each case, the Required Revolving Lenders and the Required Term Lenders otherwise agree;

provided however, that the foregoing shall not (i) modify or abrogate any of the provisions of Section 2.03 regarding the Revolving Lenders’ obligations with respect to Letters of Credit or Section 2.04 regarding the Revolving Lenders’ obligations with respect to Swing Line Loans, or (ii) result in any claim or liability against the Administrative Agent (regardless of the amount of any Overadvance) for Unintentional Overadvances and such Unintentional Overadvances shall not reduce the amount of Permitted Overadvances allowed hereunder, and further provided that in no event shall the Administrative Agent make an Overadvance, if after giving effect thereto, the principal amount of the Credit Extensions would exceed the Aggregate Revolving Commitments (as in effect prior to any termination of the Commitments pursuant to Section 2.06 or Section 8.02 hereof).

“Permitted Refinancing Indebtedness” shall mean, with respect to any Indebtedness (the “Refinanced Indebtedness”), any Indebtedness issued in exchange for, or the net proceeds of which are used to modify, refinance, refund, renew or extend such Refinanced Indebtedness; provided that (a) the aggregate principal amount (or accreted value, if applicable) thereof does not exceed the aggregate principal amount (or accreted value, if applicable) of the Refinanced Indebtedness outstanding immediately prior to such exchange, modification, refinancing, refunding, renewal or extension, except by an amount equal to the unpaid accrued interest and premium thereon plus other reasonable and customary amounts paid, and reasonable and customary fees and expenses incurred, in connection with such exchange, modification, refinancing, refunding, renewal or extension; provided, further, that, in the case of Permitted Refinancing Indebtedness incurred in respect of the ABL Term Obligations, the aggregate principal amount thereof shall not exceed the amount permitted to be incurred pursuant to clause (j) of the definition of Permitted Indebtedness, (b) any Permitted Refinancing Indebtedness has a final maturity date equal to or later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Refinanced Indebtedness, (c) immediately before and after giving effect thereto, no Event of Default shall have occurred and be continuing, (d) if the Refinanced Indebtedness is subordinated in right of payment to the Obligations, any Permitted Refinancing Indebtedness is subordinated in right of payment to the Obligations on terms at least as favorable to the Administrative Agent and the Lenders as those contained in the documentation governing the Refinanced Indebtedness, (e) the primary obligor(s) in respect of any Permitted Refinancing Indebtedness are the primary obligor(s) in respect of the applicable Refinanced Indebtedness, and each Person (if any) that Guarantees, any Permitted Refinancing Indebtedness is a Person (if any) that Guaranteed (or would have been obligated to Guarantee) the applicable Refinanced Indebtedness, (f) the interest rate applicable to such Permitted Refinancing Indebtedness shall not exceed the then applicable market interest rate, (g) such Permitted Refinancing Indebtedness shall not require any scheduled principal payments due prior to the Maturity Date in excess of, or prior to, the scheduled principal payments due for the Refinanced Indebtedness prior to the Maturity Date, (h) such Permitted Refinancing Indebtedness shall be otherwise on terms not materially less favorable to the Credit Parties than those contained in the documentation governing the Refinanced Indebtedness, including, without limitation, with respect to financial and other covenants and events of default, ~~and~~ (i) to the extent the Refinanced Indebtedness is secured, any such Permitted Refinancing Indebtedness shall be secured by no additional assets of the Loan Parties and their Subsidiaries than the assets securing such Refinanced Indebtedness (except to the extent of after-acquired assets or proceeds of assets that would have secured such Refinanced Indebtedness), and (j) in the case of Permitted Refinancing Indebtedness incurred in respect of the ABL Term Obligations, if such Permitted Refinancing Indebtedness is secured, such Permitted Refinancing Indebtedness and the Liens securing such Permitted Refinancing Indebtedness, shall be subject to the ABL Intercreditor Agreement.

“Permitted Term Loan Conditions” means the following:

(a) the Discharge of ABL Term Obligations shall have occurred;

(b) to the extent not previously granted and then in effect, the Loan Parties shall have granted a Lien in favor of the Collateral Agent, for the benefit of the Credit Parties, on assets of the Loan Parties that are collateral for the Permitted Term Loan Debt, including, without limitation, Real Estate and Equipment, Equity Interests and Intellectual Property, which Lien may be second priority (other than in respect of assets constituting Collateral on the First Amendment Effective Date); and

(~~b~~c) the Loan Documents shall be amended to effect the grant of security interest contemplated by the foregoing clause (~~a~~b) and otherwise to address the incurrence of the Permitted Term Loan Debt (including, without limitation, with respect to Lien priority and required notices and reporting), which amendments shall be in form and substance reasonably satisfactory to the Administrative Agent and the Required Lenders.

“Permitted Term Loan Debt” means Indebtedness of the Borrowers with respect to which:

(a) no portion of the principal of such Indebtedness shall be required to be paid, whether by stated maturity, mandatory or scheduled prepayment or redemption or otherwise, prior to the date that is 90 days after the Maturity Date;

(b) none of the obligors or guarantors with respect to such Indebtedness shall be a Person that is not a Loan Party;

(c) as of the incurrence of such Indebtedness and after giving effect thereto, (i) no Default or Event of Default has occurred and is continuing, (ii) on a pro forma basis, the Loan Parties are in compliance with Section 7.15 hereof, and (iii) on a pro forma basis, the Consolidated Net Leverage Ratio as of the last day of the most recent Measurement Period is less than or equal to 2.50 to 1.00;

(d) such Indebtedness may be secured by (i) a first priority Lien on all Equity Interests of the obligors under the Permitted Term Loan Debt and their Subsidiaries, all Real Estate and Equipment, all Intellectual Property, and related assets and proceeds thereof, and (ii) a second priority Lien on any other Collateral and related assets and proceeds thereof (which Lien shall be subordinate and junior to the Lien in favor of the Collateral Agent and subject to the Permitted Term Loan Intercreditor Agreement);

(e) the documentation pursuant to which such Indebtedness shall be issued (including, if such Indebtedness is secured, the security documents), shall be reasonably satisfactory to the Agents; and

(f) if such Indebtedness is secured, it shall be subject to an intercreditor agreement reasonably acceptable to the Agents (the “Permitted Term Loan Intercreditor Agreement”).

“Permitted Term Loan Intercreditor Agreement” has the meaning set forth in the definition of “Permitted Term Loan Debt.”

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, limited partnership, Governmental Authority or other entity.

“Plan” means any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA) established, sponsored, maintained or contributed to by any Loan Party or ERISA Affiliate that is subject to Section 412 of the Code or Title IV of ERISA, other than a Multiemployer Plan.

“Plan Redemption Payments” means payments to Eligible Persons (as defined in the Employee Stock Plan) for the redemption of restricted Equity Interests issued to such employees pursuant to the Employee Stock Plan, which redemption is required pursuant to the terms of the Employee Stock Plan.

“Platform” has the meaning specified in Section 6.02.

“Portal” has the meaning specified in Section 2.02.

“Post-Closing Letter” means that certain letter agreement, dated as of the Second Amendment Effective Date, by and among the Agents and the Loan Parties, which letter agreement addresses certain post-closing undertakings of the Loan Parties.

“Prepayment Event” means:

a.
Any Disposition (including, without limitation, pursuant to any sale-leaseback transaction) of any property or asset of a Loan Party; provided that so long as no Cash Dominion Event then exists or would result therefrom, Dispositions of property or assets in an amount not in excess of $15,000,000 in the aggregate in any consecutive twelve (12) month period shall not be deemed a Prepayment Event;

(b) Any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of a Loan Party, unless the proceeds therefrom are required to be paid to the holder of a Lien on such property or asset having priority over the Lien of the Collateral Agent; provided that so long as no Cash Dominion Event then exists or would result therefrom, receipt of such proceeds in an amount not in excess of $5,000,000 in the aggregate in any consecutive twelve (12) month period shall not be deemed a Prepayment Event;

(c) The issuance by a Loan Party of any Equity Interests, other than any such issuance of Equity Interests (i) to a Loan Party, (ii) as consideration for a Permitted Acquisition, or (iii) as a compensatory issuance to any employee, director, or consultant (including under any option plan); provided that so long as no Cash Dominion Event then exists or would result therefrom, such issuance shall not be deemed a Prepayment Event;

(d) The incurrence by a Loan Party of any Indebtedness for borrowed money other than Permitted Indebtedness; provided that so long as no Cash Dominion Event then exists or would result therefrom, such incurrence of Indebtedness shall not be deemed a Prepayment Event; or

(e) The receipt by any Loan Party of any Extraordinary Receipts; provided that so long as no Cash Dominion Event then exists or would result therefrom, such receipt shall not be deemed a Prepayment Event.

“Provider” has the meaning specified in Section 9.17.

“Public Lender” has the meaning specified in Section 6.02.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. § 5390(c)(8)(D).

“QFC Credit Support” has the meaning specified in Section 10.27.

“Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Real Estate” means all real property subject to Leases and all land, together with the buildings, structures, parking areas, and other improvements thereon, now or hereafter owned by any Loan Party, including all easements, rights-of-way, and similar rights relating thereto and all leases, tenancies, and occupancies thereof.

“Recipient” means, as applicable, (a) any Person to which any payment on account of any obligation of a Loan Party under any Loan Document is made or owed, including the Administrative Agent or any Lender or (b) if any Person described in clause (a) is treated as a pass−through entity for applicable Tax purposes, the beneficial owner of such Person.

“Register” has the meaning specified in Section 10.06(c).

“Registered Public Accounting Firm” has the meaning specified by the Securities Laws and shall be independent of the Parent and its Subsidiaries as prescribed by the Securities Laws.

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents and advisors of such Person and of such Person’s Affiliates.

“Relevant Governmental Body” means the FRB or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the FRB or the Federal Reserve Bank of New York, or any successor thereto.

“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived.

“Reports” has the meaning specified in Section 9.12(b).

“Request for Credit Extension” means (a) with respect to a Borrowing, conversion or continuation of Committed Revolving Loans, an electronic notice via the Portal or SOFR Loan Notice, (b) with respect to an L/C Credit Extension, a Letter of Credit Application, and, if required by the L/C Issuer, a Standby Letter of Credit Agreement or Commercial Letter of Credit Agreement, as applicable, and (c) with respect to a Swing Line Loan, a Swing Line Loan Notice.

“Required Lenders” means, as of any date of determination, at least two (2) Lenders holding more than 50% of the sum of the Aggregate Revolving Commitments and the then aggregate outstanding principal balance of the Term Loans or, if the Aggregate Revolving Commitments and the obligation of the L/C Issuer to make L/C Credit Extensions have been terminated pursuant to Section 8.02, at least two (2) Lenders holding in the aggregate more than 50% of the sum of the Total Outstandings (with the aggregate amount of each Revolving Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed “held” by such Revolving Lender for purposes of this definition); provided that the Revolving Commitment of, and the portion in the aggregate of the Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.

“Required Revolving Lenders” means, as of any date of determination, at least two (2) Revolving Lenders holding more than 50% of the sum of the Aggregate Revolving Commitments or, if the Aggregate Revolving Commitments and the obligation of the L/C Issuer to make L/C Credit Extensions have been terminated pursuant to Section 8.02, at least two (2) Revolving Lenders holding in the aggregate more than 50% of the sum of the Total Outstandings (with the aggregate amount of each Revolving Lender’s risk participation and funded participation in L/C Obligations being deemed “held” by such Revolving Lender for purposes of this definition); provided that the Revolving Commitment of, and the portion in the aggregate of the Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.

“Required Term Lenders” means, as of any date of determination, Term Lenders holding more than 50% of the then aggregate outstanding principal balance of the Term Loan.

“Reserves” means all (if any) Inventory Reserves and Availability Reserves.

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Responsible Officer” means the chief executive officer, president, chief financial officer, treasurer or assistant treasurer of a Loan Party or any of the other individuals designated in writing to the Administrative Agent by an existing Responsible Officer of a Loan Party as an authorized signatory of any certificate or other document to be delivered hereunder, including, with respect to the Portal, any person authorized and authenticated through the Portal in accordance with the Administrative Agent’s procedures for such authentication. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

“Restatement Date” means the first date all the conditions precedent in Section 4.01 are satisfied or waived in accordance with Section 10.01, such date being May 23, 2018.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock or other Equity Interest of any Person or any of its Subsidiaries, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such capital stock or other Equity Interest, or on account of any return of capital to such Person’s stockholders, partners or members (or the equivalent of any thereof), or any option, warrant or other right to acquire any such dividend or other distribution or payment, and any payment or prepayment of principal of, premium, if any, or interest, fees or other charges on or with respect to, and any redemption, purchase, retirement, defeasance, sinking fund or similar payment and any claim for rescission with respect to, any Subordinated Debt. Without limiting the foregoing, “Restricted Payments” with respect to any Person shall also include all payments made by such Person with any proceeds of a dissolution or liquidation of such Person.

“Revolving Applicable Percentage” means with respect to any Revolving Lender at any time, the percentage (carried out to the fourth decimal place) of the Aggregate Revolving Commitments represented by such Revolving Lender’s Revolving Commitment at such time. If the commitment of each Revolving Lender to make Revolving Loans and the obligation of the L/C Issuer to make L/C Credit Extensions have been terminated pursuant to Section 2.06 or if the Aggregate Revolving Commitments have expired, then the Revolving Applicable Percentage of each Lender shall be determined based on the Revolving Applicable Percentage of such Revolving Lender most recently in effect, giving effect to any subsequent assignments. The initial Revolving Applicable Percentage of each Revolving Lender is set forth opposite the name of such Revolving Lender on Schedule 2.01 or in the Assignment and Acceptance pursuant to which such Revolving Lender becomes a party hereto, as applicable.

“Revolving Availability” means, as of any date of determination thereof by the Agent, the result, if a positive number, of:

(a) The Revolving Loan Cap

minus

(b) The aggregate unpaid balance of Revolving Credit Extensions to, or for the account of, the Borrowers.

In calculating Revolving Availability at any time and for any purpose under this Agreement, the Lead Borrower shall certify to the Administrative Agent that all accounts payable and Taxes are being paid on a timely basis (absent which the Administrative Agent may establish a Reserve therefor).

“Revolving Borrowing Base” means, at any time of calculation, an amount equal to:

(a) the face amount of Eligible Credit Card Receivables multiplied by 90%;

plus

(b) the Cost of Eligible Inventory, net of Inventory Reserves, multiplied by the product of (A) the Inventory Advance Rate multiplied by (B) the Appraised Value of Eligible Inventory;

minus

(c) the then current amount of all Availability Reserves;

minus

(d) the sum of (i) the Term Loan Reserve and (ii) the ABL Term Pushdown Reserve.

Subject to the provisions hereof expressly permitting the Administrative Agent to adjust Reserves or eligibility criteria, the Revolving Borrowing Base at any time shall be determined by reference to the most recent Borrowing Base Certificate delivered to the Administrative Agent in accordance with the terms hereof.

“Revolving Commitment” means, as to each Revolving Lender, its obligation to (a) make Committed Revolving Loans to the Borrowers pursuant to Section 2.01, (b) purchase participations in L/C Obligations, and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Revolving Lender’s name on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Revolving Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

“Revolving Commitment Increases” has the meaning specified in Section 2.15(a)(i).

“Revolving Credit Extensions” means all Credit Extensions consisting of Revolving Loans, Swing Line Loans, and L/C Obligations.

“Revolving Lender” means each Lender having a Revolving Commitment as set forth on Schedule 2.01 hereto or in the Assignment and Acceptance by which such Person becomes a Revolving Lender.

“Revolving Loan Cap” means, at any time of determination, the lesser of (a) the Aggregate Revolving Commitments or (b) the Revolving Borrowing Base.

“Revolving Loans” has the meaning specified in Section 2.01.

“Revolving Note” means a promissory note made by the Borrowers in favor of a Revolving Lender evidencing the Revolving Loans made by such Revolving Lender, substantially in the form of Exhibit C-1.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. and any successor thereto.

“Sanctioned Entity” means (a) a country or territory or a government of a country or territory, (b) an agency of the government of a country or territory, (c) an organization directly or indirectly controlled by a country or territory or its government, or (d) a Person resident in or determined to be resident in a country or territory, in each case of clauses (a) through (d) that is a target of Sanctions, including a target of any country or territory sanctions program administered and enforced by OFAC.

“Sanctioned Person” means, at any time (a) any Person named on the list of Specially Designated Nationals and Blocked Persons maintained by OFAC, OFAC’s consolidated Non-SDN list or any other Sanctions-related list maintained by any Governmental Authority, (b) a Person or legal entity that is a target of Sanctions, (c) any Person operating, organized or resident in a Sanctioned Entity, or (d) any Person directly or indirectly owned or controlled (individually or in the aggregate) by or acting on behalf of any such Person or Persons described in clauses (a) through (c) above.

“Sanctions” means individually and collectively, respectively, any and all economic sanctions, trade sanctions, financial sanctions, sectoral sanctions, secondary sanctions, trade embargoes anti-terrorism laws and other sanctions laws, regulations or embargoes, including those imposed, administered or enforced from time to time by: (a) the United States of America, including those administered by OFAC, the U.S. Department of State, the U.S. Department of Commerce, or through any existing or future executive order, (b) the United Nations Security Council, (c) the European Union or any European Union member state, (d) ~~Her~~His Majesty’s Treasury of the United Kingdom, or (d) any other Governmental Authority with jurisdiction over any Credit Party or any Loan Party or any of their respective Subsidiaries or Affiliates.

“Sarbanes-Oxley” means the Sarbanes-Oxley Act of 2002.

“Seasonal Increase Period” means a period of one hundred (100) consecutive days elected by the Lead Borrower each year upon five (5) Business Days’ prior written notice to the Administrative Agent; provided that (a) in no event shall the Lead Borrower select a period which commences prior to the date of notice from the Lead Borrower selecting such period; (b) if an Event of Default then exists, there shall be no Seasonal Increase Period for such year; (c) no Seasonal Increase Period shall be in effect at any time that any ABL Term Obligations, the Term Loan or any Permitted Term Loan Debt is outstanding; (d) each Seasonal Increase Period shall commence on or after August 1 and terminate on or before November 30 of each year; and (e) such notice shall be accompanied by an updated Borrowing Base Certificate reflecting the Revolving Borrowing Base ~~and Term Loan Borrowing Base~~ after giving effect to the commencement of such Seasonal Increase Period.

“Second Amendment” means that certain Second Amendment to Amended and Restated Credit Agreement dated as of the Second Amendment Effective Date by and among (a) the Borrowers, (b) the Guarantors, (c) the Lenders, and (d) Wells Fargo Bank, National Association, as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer.

“Second Amendment Effective Date” means July 30, 2024.

“Second Amendment Fee Letter” means that certain Second Amendment Fee Letter, dated as of the Second Amendment Effective Date, by and among the Borrowers and the Administrative Agent, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

“Securities Laws” means the Securities Act of 1933, the Securities Exchange Act of 1934, Sarbanes-Oxley, and the applicable accounting and auditing principles, rules, standards and practices promulgated, approved or incorporated by the SEC or the PCAOB.

“Security Agreement” means the ~~Second~~Third Amended and Restated Security Agreement dated as of the ~~First~~Second Amendment Effective Date among the Loan Parties and the Collateral Agent, as amended, restated, supplemented or otherwise modified and in effect from time to time.

“Security Documents” means the Security Agreement, the Blocked Account Agreements, the DDA Notifications, the Credit Card Notifications, and each other security agreement or other instrument or document executed and delivered to the Collateral Agent pursuant to this Agreement or any other Loan Document granting a Lien to secure any of the Obligations.

“Senior Executive Officers” means the Chief Executive Officer, the Chief Financial Officer, the Chief Operating Officer, President, Treasurer or Assistant Treasurer of each Borrower.

“Settlement Date” has the meaning specified in Section 2.14(a).

“Shareholders’ Equity” means, as of any date of determination, consolidated shareholders’ equity of the Parent and its Subsidiaries as of that date determined in accordance with GAAP.

“Shrink” means Inventory which has been lost, misplaced, stolen, or is otherwise unaccounted for.

“Shrink Reserve” means an amount reasonably estimated by the Agents to be equal to that amount which is required in order that the Shrink reflected in Borrowers’ stock ledger would be reasonably equivalent to the Shrink calculated as part of the Borrowers’ most recent physical inventory.

“SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator.

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

“SOFR Borrowing” means a Borrowing comprised of SOFR Loans.

“SOFR Loan” means a Committed Revolving Loan that bears interest at a rate determined by reference to Term SOFR (other than pursuant to clause (c) of the definition of “Base Rate”).

“SOFR Loan Notice” means a notice for a SOFR Borrowing or continuation pursuant to Section 2.02(b), which shall be substantially in the form of Exhibit A.

“Solvent” and “Solvency” means, with respect to any Person on a particular date, that on such date (a) at fair valuation, all of the properties and assets of such Person are greater than the sum of the debts, including contingent liabilities, of such Person, (b) the present fair saleable value of the properties and assets of such Person is not less than the amount that would be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person is able to realize upon its properties and assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (d) such Person does not intend to, and does not believe that it will, incur debts beyond such Person’s ability to pay as such debts become due (whether at maturity or otherwise), (e) such Person is not engaged in a business or a transaction, and is not about to engage in a business or transaction, for which such Person’s properties and assets would constitute unreasonably small capital after giving due consideration to the prevailing practices in the industry in which such Person is engaged, and (f) such Person is “solvent” or not “insolvent”, as applicable within the meaning given those terms and similar terms under applicable laws relating to fraudulent transfers and conveyances. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability (irrespective of whether such contingent liabilities meet the criteria for accrual under Statement of Financial Accounting Standard No. 5).

“Specified Combined Loan Cap” means, at any time of determination, the sum of (i) the Revolving Loan Cap (calculated without subtracting the Term Loan Reserve or the ABL Term Pushdown Reserve from the Revolving Borrowing Base), plus (ii) the lesser of (x) the outstanding amount of the ABL Term Loan, or (y) the ABL Term Loan Borrowing Base.

“Specified Transaction” means any Permitted Acquisition, Permitted Investment, prepayment of Indebtedness or Restricted Payment (or declaration of any such prepayment or Restricted Payment), in each case requiring satisfaction of the Payment Conditions hereunder.

“Standard Letter of Credit Practice” means, for the L/C Issuer, any domestic or foreign Law or letter of credit practices applicable in the city in which the L/C Issuer issued the applicable Letter of Credit or, for its branch or correspondent, such Laws and practices applicable in the city in which it has advised, confirmed or negotiated such Letter of Credit, as the case may be, in each case, (a) which letter of credit practices are of banks that regularly issue letters of credit in the particular city, and (b) which laws or letter of credit practices are required or permitted under ISP or UCP, as chosen in the applicable Letter of Credit.

“Standby Letter of Credit” means any Letter of Credit that is not a Commercial Letter of Credit and that (a) is used in lieu or in support of performance guaranties or performance, surety or similar bonds (excluding appeal bonds) arising in the ordinary course of business, (b) is used in lieu or in support of stay or appeal bonds, (c) supports the payment of insurance premiums for reasonably necessary casualty insurance carried by any of the Loan Parties, or (d) supports payment or performance for identified purchases or exchanges of products or services in the ordinary course of business.

“Standby Letter of Credit Agreement” means the Standby Letter of Credit Agreement relating to the issuance of a Standby Letter of Credit in the form from time to time in use by the L/C Issuer.

“Stated Amount” means at any time the maximum amount for which a Letter of Credit may be honored.

“Store” means any retail store (which may include a Borrower’s interest in any real property, fixtures, equipment, inventory and other property related thereto) operated, or to be operated, by any Loan Party.

“Subordinated Debt” means any Indebtedness of any Credit Party subordinated in right of payment to the Obligations (specifically excluding from Subordinated Debt any capital lease payments) in a manner and form satisfactory to Administrative Agent and Lenders in their reasonable discretion, as to right and time of payment and as to any other rights and remedies thereunder.

“Subordination Provisions” has the meaning specified in Section 8.01(q).

“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the Equity Interests having ordinary voting power for the election of directors or other governing body are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of a Loan Party.

“Supported QFC” has the meaning specified in Section 10.27.

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender).

“Swing Line” means the revolving credit facility made available by the Swing Line Lender pursuant to Section 2.04.

“Swing Line Borrowing” means a borrowing of a Swing Line Loan pursuant to Section 2.04.

“Swing Line Lender” means Wells Fargo in its capacity as provider of Swing Line Loans, or any successor swing line lender hereunder.

“Swing Line Loan” has the meaning specified in Section 2.04(a).

“Swing Line Loan Notice” means a notice of a Swing Line Borrowing pursuant to Section 2.04(b), which, if in writing, shall be substantially in the form of Exhibit B.

“Swing Line Note” means the promissory note of the Borrowers substantially in the form of Exhibit C-2, payable to the order of the Swing Line Lender, evidencing the Swing Line Loans made by the Swing Line Lender.

“Swing Line Sublimit” means an amount equal to the lesser of (a) $35,000,000 and (b) ten percent (10%) of the Aggregate Revolving Commitments. The Swing Line Sublimit is part of, and not in addition to, the Aggregate Revolving Commitments.

“Synthetic Lease Obligation” means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property (including sale and leaseback transactions), in each case, creating obligations that do not appear on the balance sheet of such Person but which, upon the application of any Debtor Relief Laws to such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term Borrowing” means a borrowing of the Term Loan made by each of the Term Lenders on the Restatement Date pursuant to Section 2.01(a).

“Term Commitment” means, as to each Term Lender, its obligation to make a portion of the Term Loan to the Borrower pursuant to Section 2.01 in an aggregate principal amount not to exceed the amount set forth opposite such Term Lender’s name on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Term Lender becomes a party hereto, as applicable. As of the Restatement Date, the aggregate amount of Term Commitments is $40,000,000.

“Term Lender” means each Lender having a Term Commitment as set forth on Schedule 2.01 hereto or in the Assignment and Acceptance by which such Person becomes a Term Lender, or after the making of the Term Loan, each Lender holding any portion of the Term Loan.

“Term Loan” means the term loan made by the Term Lenders on the Restatement Date pursuant to Section 2.01(a).

“Term Loan Agent” means Wells Fargo, in its capacity as term loan agent under any of the Loan Documents, or any successor term loan agent.

“Term Loan Action Notice” shall have the meaning set forth in ~~Section 8.02(b) hereof~~this Agreement as in effect immediately prior to the Second Amendment Effective Date.

“Term Loan Borrowing Base” means, at any time of calculation, an amount equal to:

(a) the face amount of Eligible Credit Card Receivables multiplied by the TL Advance Rate;

plus

(b) the Cost of Eligible Inventory, net of Inventory Reserves, multiplied by the product of (A) the TL Advance Rate multiplied by (B) the Appraised Value of Eligible Inventory.

“Term Loan Interest Rate” means a per annum rate equal to, at the option of the Borrowers in accordance with the terms hereof, (i) the sum of (x) the greater of 1.00% or (y) Term SOFR for the applicable Interest Period, plus (b) 5.75%, or (ii) the sum of (a) the Base Rate, plus (b) 4.75%.

“Term Loan Reserve” means the amount, if any, by which the aggregate outstanding principal balance of the Term Loan exceeds the Term Loan Borrowing Base.

“Term Note” means a promissory note made by the Borrowers in favor of a Term Lender evidencing the Term Loan made by such Term Lender, substantially in the form of Exhibit C-3.

“Term SOFR” means:

(a) for any calculation with respect to a SOFR Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term

SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day, and

(b) for any calculation with respect to a Base Rate Loan on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “Base Rate Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Base Rate Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Base Rate Term SOFR Determination Day;

provided, further, that if Term SOFR determined as provided above (including pursuant to the proviso under clause (a) or clause (b) above) shall ever be less than the Floor, then Term SOFR shall be deemed to be the Floor.

“Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Agent in its reasonable discretion).

“Term SOFR Reference Rate” means the forward-looking term rate based on SOFR.

“Termination Date” means the earliest to occur of (i) the Maturity Date, (ii) the date on which the maturity of the Obligations is accelerated (or deemed accelerated) and the Revolving Commitments are irrevocably terminated (or deemed terminated) in accordance with Article VII, or (iii) the termination of the Revolving Commitments in accordance with the provisions of Section 2.06(a) hereof.

“TL Advance Rate” means 15%, as such amount shall be reduced by three quarters of one percent (0.75%) on the first day of each February, May, August and November of each year (commencing November 1, 2018), until such amount is equal to 10%. For illustration purposes only, as of November 1, 2018, the TL Advance Rate will be 14.25%.

“Total Outstandings” means the aggregate Outstanding Amount of the Term Loan and the Total Revolver Outstandings.

“Total Revolver Outstandings” means the aggregate Outstanding Amount of all Committed Revolving Loans, Swing Line Loans and all L/C Obligations.

“Trading with the Enemy Act” has the meaning specified in Section 10.18.

“Type” means, with respect to a Committed Revolving Loan or a portion of the Term Loan, its character as a Base Rate Loan or a SOFR Loan.

“UCC” or “Uniform Commercial Code” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that if a term is defined in Article 9 of the Uniform Commercial Code differently than in another Article thereof, the term shall have the meaning set forth in

Article 9; provided further that, if by reason of mandatory provisions of law, perfection, or the effect of perfection or non-perfection, of a security interest in any Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect in a jurisdiction other than State of New York, “Uniform Commercial Code” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy, as the case may be.

“UCP” means, with respect to any Letter of Credit, the Uniform Customs and Practice for Documentary Credits 2007 Revision, International Chamber of Commerce Publication No. 600 and any version or revision thereof accepted by the L/C Issuer for use.

“UFCA” has the meaning specified in Section 10.21(d).

“UFTA” has the meaning specified in Section 10.21(d).

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

“Unfunded Pension Liability” means the excess of a Pension Plan’s benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Pension Plan’s assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

“Unintentional Overadvance” means an Overadvance which, to the Administrative Agent’s knowledge, did not constitute an Overadvance when made but which has become an Overadvance resulting from changed circumstances beyond the control of the Credit Parties, including, without limitation, a reduction in the Appraised Value of property or assets included in the Revolving Borrowing Base, increase in Reserves or misrepresentation by the Loan Parties.

“United States” and “U.S.” mean the United States of America.

“U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association, or any successor thereto, recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities; provided, that for purposes of notice requirements in Section 2.02(b), such day is also a Business Day.

“U.S. Special Resolution Regimes” has the meaning specified in Section 10.27.

“Weighted Average Life to Maturity” shall mean, when applied to any Indebtedness at any date, the number of years obtained by dividing: (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (b) the then outstanding principal amount of such Indebtedness.

“Weekly BBC Reporting Event” means either (a) the occurrence and continuance of any Event of Default, or (b) the failure of the Borrowers to maintain Revolving Availability of at least twenty percent (20%) of the Adjusted Combined Loan Cap at any time. For purposes of this Agreement, the occurrence of a Weekly BBC Reporting Event shall be deemed continuing at the Administrative Agent’s option (i) so long as such Event of Default has not been waived, and/or (ii) if the Weekly BBC Reporting Event arises as a result of the Borrowers’ failure to maintain Revolving Availability as required hereunder, until Revolving Availability has exceeded twenty percent (20%) of the Adjusted Combined Loan Cap for thirty (30) consecutive days, in which case a Weekly BBC Reporting Event shall no longer be deemed to be continuing for purposes of this Agreement. The termination of a Weekly BBC Reporting Event as provided herein shall in no way limit, waive or delay the occurrence of a subsequent Weekly BBC Reporting Event in the event that the conditions set forth in this definition again arise.

“Wells Fargo” means Wells Fargo Bank, National Association and its successors.

“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

Notwithstanding anything to the contrary herein or in any other Loan Document, any reference to a defined term as defined in the ABL Term Credit Agreement or any other ABL Term Document shall refer to the definition of such term as in effect on the Second Amendment Effective Date (including with respect to any component definitions (or any sub-component definitions)), except with respect to any amendment or modification thereto (or to any component definitions (or any sub-component definitions)) permitted under this Agreement and the ABL Intercreditor Agreement or otherwise consented to by the Agents.

b.
Other Interpretive Provisions

With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

i.
The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.
ii.
In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.”
iii.
Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.
iv.
Any reference herein or in any other Loan Document to the satisfaction, repayment, or payment in full of the Obligations shall mean (x) the repayment in Dollars in full in cash or immediately available funds (or, in the case of contingent reimbursement obligations with respect to Letters of Credit and Bank Products (other than Swap Contracts) and any other contingent Obligation, including indemnification obligations, providing Cash Collateralization) or other collateral as may be reasonably requested by the Administrative Agent of all of the Obligations (including the payment of any termination amount then applicable (or which would or could become applicable as a result of the repayment of the other Obligations) under Swap Contracts) other than (i) unasserted contingent indemnification Obligations, (ii) any Obligations relating to Bank Products (other than Swap Contracts) that, at such time, are allowed by the applicable Provider to remain outstanding without being required to be repaid or Cash Collateralized or other collateral as may be reasonably requested by the Administrative Agent, and (iii) any Obligations relating to Swap Contracts that, at such time, are allowed by the applicable provider of such Swap Contracts to remain outstanding without being required to be repaid, and (y) the termination of the Aggregate Revolving Commitments and the Loan Documents. As used herein, “Payment in Full” shall mean satisfaction of the conditions described in the foregoing clauses (x) and (y).
c.
Accounting Terms.
i.
Generally. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements, except as otherwise specifically prescribed herein.
ii.
Changes in GAAP. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Lead Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Lead Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Lead Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. Notwithstanding the foregoing, effective as of the first Fiscal Quarter of 2019, Borrowers shall adopt ASU 2016-02 (“Leases”) as issued by the Financial Accounting Standards Board, which adoption is hereby approved by Administrative Agent and the Lenders.
d.
Rounding

.

Any financial ratios required to be maintained by the Borrowers pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

e.
Times of Day

.

Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).

f.
Letter of Credit Amounts

.

Unless otherwise specified, all references herein to the amount of a Letter of Credit at any time shall be deemed to be the Stated Amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms of any Issuer Documents related thereto, provides for one or more automatic increases in the Stated Amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum Stated Amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum Stated Amount is in effect at such time.

g.
Divisions

.

For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.

h.
Rates

.

The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Term SOFR Reference Rate, Term SOFR or any other Benchmark, any component definition thereof or rates referred to in the definition thereof, or with respect to any alternative, successor or replacement rate thereto (including any then-current Benchmark or any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement), as it may or may not be adjusted pursuant to Section 3.03(b), will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Term SOFR Reference Rate, Term SOFR or any other Benchmark, prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of the Term SOFR Reference Rate, Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto and such transactions may be adverse to a Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain the Term SOFR Reference Rate or Term SOFR, or any other Benchmark, any component definition thereof or rates referred to in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to any Borrower, any Lender or any other Person for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.

2.

THE COMMITMENTS AND CREDIT EXTENSIONS
a.
Loans; Reserves

.

i.
Subject to the terms and conditions set forth herein, each Term Lender severally agrees to make a loan to the Borrowers on the Restatement Date in a principal amount not to exceed the Term Commitment of such Term Lender. Amounts repaid in respect of Term Loans may not be reborrowed, and upon each Term Lender’s making of such Term Loan, the Term Commitment of such Term Lender shall be terminated. Portions of the Term Loan may be Base Rate Loans or SOFR Loans, as further provided herein.
ii.
Subject to the terms and conditions set forth herein, each Revolving Lender severally agrees to make loans (each such loan, a “Committed Revolving Loan”) to the Borrowers from time to time, on any Business Day during the Availability Period, in an aggregate amount not to exceed at any time outstanding the lesser of (x) the amount of such Revolving Lender’s Commitment, or (y) such Revolving Lender’s Revolving Applicable Percentage of the Revolving Borrowing Base; subject in each case to the following limitations:
i.
after giving effect to any Committed Revolving Borrowing, the Total Revolver Outstandings shall not exceed the Revolving Loan Cap,
ii.
after giving effect to any Committed Revolving Borrowing, the Total Outstandings shall not exceed the Combined Loan Cap,
iii.
after giving effect to any Committed Revolving Borrowing, the aggregate Outstanding Amount of the Committed Revolving Loans of any Revolving Lender, plus such Revolving Lender’s Revolving Applicable Percentage of the Outstanding Amount of all L/C Obligations, plus such Revolving Lender’s Revolving Applicable Percentage of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender’s Commitment, and
iv.
The Outstanding Amount of all L/C Obligations shall not at any time exceed the Letter of Credit Sublimit.

Within the limits of each Revolving Lender’s Revolving Commitment, and subject to the other terms and conditions hereof, the Borrowers may borrow Committed Revolving Loans under this Section 2.01, prepay under Section 2.05, and reborrow under this Section 2.01. Committed Revolving Loans may be Base Rate Loans or SOFR Loans, as further provided herein.

iii.
The Inventory Reserves and Availability Reserves as of the ~~First~~Second Amendment Effective Date are set forth in the Borrowing Base Certificate delivered pursuant to Section ~~6~~5(~~c~~d)] of the ~~First~~Second Amendment.
iv.
The Administrative Agent shall have the right, at any time and from time to time after the Closing Date in its Permitted Discretion to establish, modify or eliminate Reserves; provided, that, notwithstanding anything to the contrary contained in this Agreement, as long as the Term Loan remains outstanding, the Administrative Agent shall maintain Reserves (without limiting the right of the Administrative Agent to include additional Reserves) of the type existing on the ~~First~~Second Amendment Effective Date, which Reserves shall be calculated by the same methodology as used prior to the ~~First~~Second Amendment Effective Date; provided that (x) the Administrative Agent may eliminate any Reserve concurrent with, or after elimination of, the event or circumstance that gave rise to the establishment of such Reserve, and (y) the Administrative Agent may change the methodology used to calculate any Reserve if the effect of such change is to increase the amount of such Reserve. For clarity, the foregoing shall not limit the right of the Administrative Agent (i) to modify the amount of any of the Reserves based upon mathematical calculations or (ii) without regard to clause (i) hereof, to increase any Reserve from the level in effect at the time of the ~~First~~Second Amendment Effective Date and thereafter to reduce the amount of such Reserve to an amount not less than the amount thereof in effect on the ~~First~~Second Amendment Effective Date, in the case of each of clauses (i) and (ii), in a manner otherwise permitted by this Agreement.
b.
Borrowings, Conversions and Continuations of Committed Revolving Loans and the Term Loan.

a.
Committed Revolving Loans (other than Swing Line Loans) and the Term Loan (or any portion thereof) shall be either Base Rate Loans or SOFR Loans as the Lead Borrower may request subject to and in accordance with this Section 2.02. All Swing Line Loans shall be only Base Rate Loans. Subject to the other provisions of this Section 2.02, Committed Revolving Borrowings of more than one Type may be incurred at the same time.
b.
Each request for a Committed Revolving Borrowing consisting of a Base Rate Loan shall be made by electronic request of the Lead Borrower through Administrative Agent’s Commercial Electronic Office Portal or through such other electronic portal provided by Administrative Agent (the “Portal”), which must be received by the Administrative Agent not later than 2:00 p.m. on the requested date of any Committed Revolving Borrowing of Base Rate Loans. The Borrowers hereby acknowledge and agree that any request made through the Portal shall be deemed made by a Responsible Officer of the Borrowers. Each request for a Committed Revolving Borrowing consisting of a SOFR Loan, or for a conversion to or continuation of the Term Loan (or any portion thereof) consisting of a SOFR Loan, shall be made pursuant to the Lead Borrower’s submission of a SOFR Loan Notice, which must be received by the Administrative Agent not later than 12:00 noon three (3) U.S. Government Securities Business Days prior to the requested date of any Borrowing or continuation of SOFR Loans. Each SOFR Loan Notice shall specify (i) the requested date of the Committed Revolving Borrowing or continuation or conversion of the Committed Revolving Borrowing or Term Loan (or portion thereof), as the case may be (which shall be a Business Day), (ii) the principal amount of SOFR Loans to be borrowed or continued (which shall be in a principal amount of $1,000,000 or a whole multiple of $1,000,000 in excess thereof), and (iii) the duration of the Interest Period with respect thereto. If the Lead Borrower fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. On the requested date of any SOFR Loan, (i) in the event that Base Rate Loans are outstanding in an amount equal to or greater than the requested SOFR Loan, all or a portion of such Base Rate Loans shall be automatically converted to a SOFR Loan in the amount requested by the Lead Borrower, and (ii) if Base Rate Loans are not outstanding in an amount at least equal to the requested SOFR Loan, the Lead Borrower shall make an electronic request via the Portal for additional Base Rate Loans in an such amount, when taken with the outstanding Base Rate Loans (which shall be converted automatically at such time), as is necessary to satisfy the requested SOFR Loan. If the Lead Borrower fails to make such additional request via the Portal as required pursuant to clause (ii) of the foregoing sentence, then the Borrowers shall be responsible for all amounts due pursuant to Section 3.05 hereof arising on account of such failure. If the Lead Borrower fails to give a timely notice with respect to any continuation of a SOFR Loan, then the applicable Committed Revolving Loans or Term Loan (or portion thereof) shall be converted to Base Rate Loans, effective as of the last day of the Interest Period then in effect with respect to the applicable SOFR Loans. All requests for a Committed Revolving Borrowing or a conversion to or continuation of the Term Loan (or portion thereof) to a SOFR Loan which are not made by electronic request of the Lead Borrower through the Portal shall be subject to (and unless the Administrative Agent elects otherwise in the exercise of its sole discretion, such Committed Revolving Borrowing, conversion or continuation shall not be made until the completion of) the Administrative Agent’s authentication process (with results satisfactory to the Administrative Agent) prior to the funding of any such requested Revolving Loan.
c.
The Administrative Agent shall promptly notify each Revolving Lender of the amount of its Revolving Applicable Percentage of the applicable Committed Revolving Loans, and if no timely notice of a conversion or continuation is provided by the Lead Borrower, the Administrative Agent shall notify each Revolving Lender and each Term Lender, as applicable, of the details of any automatic conversion to Base Rate Loans described in Section 2.02(b). In the case of a Committed Revolving Borrowing, each Revolving Lender shall make the amount of its Committed Revolving Loan available to the Administrative Agent in immediately available funds at the Administrative Agent’s Office not later than 1:00 p.m. on the Business Day specified in the applicable notice. Upon satisfaction of the applicable conditions set forth in Section 4.02 (and, if such Revolving Borrowing is the initial Credit Extension, Section 4.01), the Administrative Agent shall use reasonable efforts to make all funds so received available to the Borrowers in like funds by no later than 4:00 p.m. on the day of receipt by the Administrative Agent either by (i) crediting the account of the Lead Borrower on the books of Wells Fargo with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Lead Borrower.
d.
The Administrative Agent, without the request of the Lead Borrower, may advance any interest, fee, service charge (including direct wire fees), Credit Party Expenses, or other payment to which any Credit Party is entitled from the Loan Parties pursuant hereto or any other Loan Document and may charge the same to the Loan Account notwithstanding that an Overadvance may result thereby. The Administrative Agent shall advise the Lead Borrower of any such advance or charge promptly after the making thereof. Such action on the part of the Administrative Agent shall not constitute a waiver of the Administrative Agent’s rights and the Borrowers’ obligations under Section 2.05(d). Any amount which is added to the principal balance of the Loan Account as provided in this Section 2.02(d) shall bear interest at the interest rate then and thereafter applicable to Base Rate Loans.
e.
Except as otherwise provided herein, a SOFR Loan may be continued or converted only on the last day of an Interest Period for such SOFR Loan. During the existence of a Default, (i) no Revolving Loans may be requested as, converted to or continued as SOFR Loans without the Consent of the Required Revolving Lenders, and (ii) no portion of the Term Loan may be converted to or continued as SOFR Loans without the Consent of the Required Term Lenders.
f.
The Administrative Agent shall promptly notify the Lead Borrower and the Lenders of the interest rate applicable to any Interest Period for SOFR Loans upon determination of such interest rate. At any time that Base Rate Loans are outstanding, the Administrative Agent shall notify the Lead Borrower and the Lenders of any change in Wells Fargo’s prime rate used in determining the Base Rate promptly following the public announcement of such change.
g.
After giving effect to all Committed Revolving Borrowings and the Term Loan, all conversions of Committed Revolving Loans or portions of the Term Loan from one Type to the other, and all continuations of Committed Revolving Loans or portions of the Term Loan as the same Type, there shall not be more than (x) five (5) Interest Periods in effect with respect to Revolving Loans that are SOFR Loans, or (y) two (2) Interest Periods in effect with respect to portions of the Term Loan that are SOFR Loans.
h.
The Administrative Agent, the Revolving Lenders, the Swing Line Lender and the L/C Issuer shall have no obligation to make any Committed Revolving Loan or Swing Line Loan or to provide any Letter of Credit if an Overadvance would result. The Administrative Agent may, in its discretion, make Permitted Overadvances without the consent of the Borrowers, the Revolving Lenders, the Swing Line Lender, the L/C Issuer or any other Lender and the Borrowers and each Revolving Lender and L/C Issuer shall be bound thereby. Any Permitted Overadvance may constitute a Swing Line Loan. A Permitted Overadvance is for the account of the Borrowers and shall constitute a Base Rate Loan and an Obligation and shall be repaid by the Borrowers in accordance with the provisions of Section 2.05(d).

The making of any such Permitted Overadvance on any one occasion shall not obligate the Administrative Agent or any Revolving Lender to make or permit any Permitted Overadvance on any other occasion or to permit such Permitted Overadvances to remain outstanding. The making by the Administrative Agent of a Permitted Overadvance shall not modify or abrogate any of the provisions of Section 2.03 regarding the Lenders’ obligations to purchase participations with respect to Letters of Credit or of Section 2.04 regarding the Revolving Lenders’ obligations to purchase participations with respect to Swing Line Loans. The Administrative Agent shall have no liability for, and no Loan Party or Credit Party shall have the right to, or shall, bring any claim of any kind whatsoever against the Administrative Agent with respect to Unintentional Overadvances regardless of the amount of any such Overadvance(s).
c.
Letters of Credit.
i.
Subject to the terms and conditions of this Agreement, upon the request of the Lead Borrower made in accordance herewith, and prior to the Maturity Date, the L/C Issuer agrees to issue a requested Letter of Credit for the account of the Loan Parties. By submitting a request to the L/C Issuer for the issuance of a Letter of Credit, the Borrowers shall be deemed to have requested that the L/C Issuer issue the requested Letter of Credit. Each request for the issuance of a Letter of Credit, or the amendment or extension of any outstanding Letter of Credit, shall be (i) irrevocable and be made in writing pursuant to a Letter of Credit Application by a Responsible Officer, (ii) delivered to the L/C Issuer and the Administrative Agent via telefacsimile or other electronic method of transmission reasonably acceptable to the L/C Issuer not later than 11:00 a.m. at least two Business Days (or such other date and time as the Administrative Agent and the L/C Issuer may agree in a particular instance in their sole discretion) prior to the requested date of issuance, amendment or extension, and (iii) subject to the L/C Issuer’s authentication procedures with results satisfactory to the Administrative Agent and the L/C Issuer. Each such request shall be in form and substance reasonably satisfactory to the Administrative Agent and the L/C Issuer and (i) shall specify (A) the amount of such Letter of Credit, (B) the date of issuance, amendment or extension of such Letter of Credit, (C) the proposed expiration date of such Letter of Credit, (D) the name and address of the beneficiary of the Letter of Credit, and (E) such other information (including, the conditions to drawing, and, in the case of an amendment or extension, identification of the Letter of Credit to be so amended or extended) as shall be necessary to prepare, amend or extend such Letter of Credit, and (ii) shall be accompanied by such Issuer Documents as the Administrative Agent or the L/C Issuer may request or require, to the extent that such requests or requirements are consistent with the Issuer Documents that the L/C Issuer generally requests for Letters of Credit in similar circumstances. The Administrative Agent’s records of the content of any such request will be conclusive.
ii.
The L/C Issuer shall have no obligation to issue a Letter of Credit if, after giving effect to the requested issuance, (i) the Total ~~Revolving~~Revolver Outstandings would exceed the Revolving Loan Cap, (ii) the Total Outstandings would exceed the Combined Loan Cap, (iii) the aggregate Outstanding Amount of the Committed Revolving Loans of any Revolving Lender, plus such Revolving Lender’s Revolving Applicable Percentage of the Outstanding Amount of all L/C Obligations, plus such Revolving Lender’s Revolving Applicable Percentage of the Outstanding Amount of all Swing Line Loans would exceed such Lender’s Revolving Commitment, or (iv) the Outstanding Amount of the L/C Obligations would exceed the Letter of Credit Sublimit.

iii.
In the event there is a Defaulting Lender as of the date of any request for the issuance of a Letter of Credit, the L/C Issuer shall not be required to issue or arrange for such Letter of Credit to the extent (i) the Defaulting Lender’s participation with respect to such Letter of Credit may not be reallocated pursuant to Section 9.16(b), or (ii) the L/C Issuer has not otherwise entered into arrangements reasonably satisfactory to it and the Borrowers to eliminate the L/C Issuer’s risk with respect to the participation in such Letter of Credit of the Defaulting Lender, which arrangements may include the Borrowers cash collateralizing such Defaulting Lender’s participation with respect to such Letter of Credit in accordance with Section 9.16(b). Additionally, the L/C Issuer shall have no obligation to issue and/or extend a Letter of Credit if (A) any order, judgment, or decree of any Governmental Authority or arbitrator shall, by its terms, purport to enjoin or restrain the L/C Issuer from issuing such Letter of Credit, or any Law applicable to the L/C Issuer or any request or directive (whether or not having the force of Law) from any Governmental Authority with jurisdiction over the L/C Issuer shall prohibit or request that the L/C Issuer refrain from the issuance of letters of credit generally or such Letter of Credit in particular, (B) the issuance of such Letter of Credit would violate one or more policies of the L/C Issuer applicable to letters of credit generally, (C) if amounts demanded to be paid under any Letter of Credit will not or may not be in Dollars, or (D) if the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless either such Letter of Credit is Cash Collateralized on or prior to the date of issuance of such Letter of Credit (or such later date as to which the Administrative Agent may agree) or all the Lenders have approved such expiry date. Each Standby Letter of Credit shall expire not later than the date that is 12 months after the date of the issuance of such Letter of Credit; provided, that any Standby Letter of Credit may provide for the automatic extension thereof for any number of additional periods each of up to one year in duration; provided, further, that, the L/C Issuer, in its sole and absolute discretion, may give notice of non-extension of such Letter of Credit and, if the Borrowers do not at any time want the then current expiration date of such Letter of Credit to be extended, the Borrowers will so notify the Administrative Agent and the L/C Issuer at least 30 calendar days before the L/C Issuer is required to notify the beneficiary of such Letter of Credit or any advising bank of such non-extension pursuant to the terms of such Letter of Credit. Each Commercial Letter of Credit shall expire on the earlier of (i) 120 days after the date of the issuance of such Commercial Letter of Credit, or (ii) the Letter of Credit Expiration Date, except as expressly set forth in this Section 2.02(c). The Borrowers understand and agree that the L/C Issuer is not required to extend the expiration date of any Letter of Credit for any reason.
iv.
Any L/C Issuer (other than Wells Fargo or any of its Affiliates) shall notify Agent in writing no later than the Business Day prior to the Business Day on which such Issuing Bank issues any Letter of Credit. In addition, each L/C Issuer (other than Wells Fargo or any of its Affiliates) shall, on the first Business Day of each week, submit to the Administrative Agent a report detailing the daily undrawn amount of each Letter of Credit issued by such L/C Issuer during the prior calendar week. The Loan Parties and the Credit Parties hereby acknowledge and agree that all Existing Letters of Credit shall constitute Letters of Credit under this Agreement on and after the Restatement Date and shall be deemed to have been issued on the Restatement Date with the same effect as if such Existing Letters of Credit had actually been issued by the L/C Issuer at the request of the Borrowers on the Restatement Date; provided, however, that no additional fees of the type described in Section 2.03(m)(i) shall be payable in connection with such deemed issuance. Each Letter of Credit shall be in form and substance reasonably acceptable to the L/C Issuer, including the requirement that the amounts payable thereunder must be payable in Dollars. If the L/C Issuer makes a payment under a Letter of Credit, the Borrowers shall pay to Administrative Agent an amount equal to the applicable Letter of Credit Disbursement on the Business Day such Letter of Credit Disbursement is made and, in the absence of such payment, the amount of the Letter of Credit Disbursement immediately and automatically shall be deemed to be a Committed Revolving Loan hereunder (notwithstanding any failure to satisfy any condition precedent set forth in Section 4.02 hereof) and, initially, shall bear interest at the rate then applicable to Committed Revolving Loans that are Base Rate Loans. If a Letter of Credit Disbursement is deemed to be a Committed Revolving Loan hereunder, the Borrowers’ obligation to pay the amount of such Letter of Credit Disbursement to the L/C Issuer shall be automatically converted into an obligation to pay the resulting Committed Revolving Loan. Promptly following receipt by the Administrative Agent of any payment from the Borrowers pursuant to this paragraph, the Administrative Agent shall distribute such payment to the L/C Issuer or, to the extent that the Revolving Lenders have made payments pursuant to Section 2.03(e) to reimburse the L/C Issuer, then to such Revolving Lenders and the L/C Issuer as their interests may appear.
v.
Promptly following receipt of a notice of a Letter of Credit Disbursement pursuant to Section 2.03(d), each Revolving Lender agrees to fund its Revolving Applicable Percentage of any Committed Revolving Loan deemed made pursuant to Section 2.03(d) on the same terms and conditions as if the Borrowers had requested the amount thereof as a Committed Revolving Loan and the Administrative Agent shall promptly pay to the L/C Issuer the amounts so received by it from the Revolving Lenders. By the issuance of a Letter of Credit (or an amendment or extension of a Letter of Credit) and without any further action on the part of the L/C Issuer or the Revolving Lenders, the L/C Issuer shall be deemed to have granted to each Revolving Lender, and each Revolving Lender shall be deemed to have purchased, a participation in each Letter of Credit issued by the L/C Issuer, in an amount equal to its Revolving Applicable Percentage of such Letter of Credit, and each such Revolving Lender agrees to pay to the Administrative Agent, for the account of the L/C Issuer, such Lender’s Revolving Applicable Percentage of any Letter of Credit Disbursement made by the L/C Issuer under the applicable Letter of Credit. In consideration and in furtherance of the foregoing, each Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the L/C Issuer, such Revolving Lender’s Revolving Applicable Percentage of each Letter of Credit Disbursement made by the L/C Issuer and not reimbursed by Borrowers on the date due as provided in Section 2.03(d), or of any reimbursement payment that is required to be refunded (or that the Administrative Agent or the L/C Issuer elects, based upon the advice of counsel, to refund) to the Borrowers for any reason. Each Revolving Lender acknowledges and agrees that its obligation to deliver to the Administrative Agent, for the account of the L/C Issuer, an amount equal to its respective Revolving Applicable Percentage of each Letter of Credit Disbursement pursuant to this Section 2.03(e) shall be absolute and unconditional and such remittance shall be made notwithstanding the occurrence or continuation of a Default or Event of Default or the failure to satisfy any condition set forth in Section 4.02 hereof. If any such Revolving Lender fails to make available to the Administrative Agent the amount of such Revolving Lender’s Revolving Applicable Percentage of a Letter of Credit Disbursement as provided in this Section, such Lender shall be deemed to be a Defaulting Lender and the Administrative Agent (for the

account of the L/C Issuer) shall be entitled to recover such amount on demand from such Revolving Lender together with interest thereon at the Defaulting Lender Rate until paid in full.
vi.
Each Borrower agrees to indemnify, defend and hold harmless each Credit Party (including the L/C Issuer and its branches, Affiliates, and correspondents) and each such Person’s respective directors, officers, employees, attorneys and agents (each, including the L/C Issuer, a “Letter of Credit Related Person”) (to the fullest extent permitted by Law) from and against any and all claims, demands, suits, actions, investigations, proceedings, liabilities, fines, costs, penalties, and damages, and all reasonable fees and disbursements of attorneys, experts, or consultants and all other costs and expenses actually incurred in connection therewith or in connection with the enforcement of this indemnification (as and when they are incurred and irrespective of whether suit is brought), which may be incurred by or awarded against any such Letter of Credit Related Person (other than Taxes, which shall be governed by Section 3.01) (the “Letter of Credit Indemnified Costs”), and which arise out of or in connection with, or as a result of:
1.
any Letter of Credit or any pre-advice of its issuance;
2.
any transfer, sale, delivery, surrender or endorsement (or lack thereof) of any Drawing Document at any time(s) held by any such Letter of Credit Related Person in connection with any Letter of Credit;
3.
any action or proceeding arising out of, or in connection with, any Letter of Credit (whether administrative, judicial or in connection with arbitration), including any action or proceeding to compel or restrain any presentation or payment under any Letter of Credit, or for the wrongful dishonor of, or honoring a presentation under, any Letter of Credit;
4.
any independent undertakings issued by the beneficiary of any Letter of Credit;
5.
any unauthorized instruction or request made to the L/C Issuer in connection with any Letter of Credit or requested Letter of Credit, or any error, omission, interruption or delay in such instruction or request, whether transmitted by mail, courier, electronic transmission, SWIFT, or any other telecommunication including communications through a correspondent;
6.
an adviser, confirmer or other nominated person seeking to be reimbursed, indemnified or compensated;
7.
any third party seeking to enforce the rights of an applicant, beneficiary, nominated person, transferee, assignee of Letter of Credit proceeds or holder of an instrument or document;
8.
the fraud, forgery or illegal action of parties other than the Letter of Credit Related Person;
9.
any prohibition on payment or delay in payment of any amount payable by the L/C Issuer to a beneficiary or transferee beneficiary of a Letter of Credit arising out of Anti-Corruption Laws, Anti-Money Laundering Laws, or Sanctions;

10.
the L/C Issuer’s performance of the obligations of a confirming institution or entity that wrongfully dishonors a confirmation;
11.
any foreign language translation provided to the L/C Issuer in connection with any Letter of Credit;
12.
any foreign law or usage as it relates to the L/C Issuer’s issuance of a Letter of Credit in support of a foreign guaranty including without limitation the expiration of such guaranty after the related Letter of Credit expiration date and any resulting drawing paid by the L/C Issuer in connection therewith; or
13.
the acts or omissions, whether rightful or wrongful, of any present or future de jure or de facto governmental or regulatory authority or cause or event beyond the control of the Letter of Credit Related Person;

in each case, including that resulting from the Letter of Credit Related Person’s own negligence; provided, however, that such indemnity shall not be available to any Letter of Credit Related Person claiming indemnification under clauses (i) through (xiii) above to the extent that such Letter of Credit Indemnified Costs may be finally determined in a final, non-appealable judgment of a court of competent jurisdiction to have resulted directly from the gross negligence or willful misconduct of the Letter of Credit Related Person claiming indemnity. The Borrowers hereby agree to pay the Letter of Credit Related Person claiming indemnity on demand from time to time all amounts owing under this Section 2.03(f). If and to the extent that the obligations of the Borrowers under this Section 2.03(f) are unenforceable for any reason, the Borrowers agree to make the maximum contribution to the Letter of Credit Indemnified Costs permissible under applicable Law. This indemnification provision shall survive termination of this Agreement and all Letters of Credit.

vii.
The liability of the L/C Issuer (or any other Letter of Credit Related Person) under, in connection with or arising out of any Letter of Credit (or pre-advice), regardless of the form or legal grounds of the action or proceeding, shall be limited to direct damages suffered by the Borrowers that are caused directly by the L/C Issuer’s gross negligence or willful misconduct in (i) honoring a presentation under a Letter of Credit that on its face does not at least substantially comply with the terms and conditions of such Letter of Credit, (ii) failing to honor a presentation under a Letter of Credit that strictly complies with the terms and conditions of such Letter of Credit or (iii) retaining Drawing Documents presented under a Letter of Credit. The L/C Issuer shall be deemed to have acted with due diligence and reasonable care if the L/C Issuer’s conduct is in accordance with Standard Letter of Credit Practice or in accordance with this Agreement. The Borrowers’ aggregate remedies against the L/C Issuer and any Letter of Credit Related Person for wrongfully honoring a presentation under any Letter of Credit or wrongfully retaining honored Drawing Documents shall in no event exceed the aggregate amount paid by the Borrowers to the L/C Issuer in respect of the honored presentation in connection with such Letter of Credit under Section 2.03(d), plus interest at the rate then applicable to Base Rate Loans hereunder. The Borrowers shall take action to avoid and mitigate the amount of any damages claimed against the L/C Issuer or any other Letter of Credit Related Person, including by enforcing its rights against the beneficiaries of the Letters of Credit. Any claim by the Borrowers under or in connection with any Letter of Credit shall be reduced by an amount equal to the sum of (x) the amount (if any) saved by the Borrowers as a result of the breach or alleged wrongful conduct complained of; and (y) the amount (if any) of the loss that would have been avoided had the Borrowers taken all reasonable steps to mitigate any loss, and in case of a claim of wrongful dishonor, by specifically and timely authorizing the L/C Issuer to effect a cure.
viii.
The Borrowers shall be responsible for the final text of the Letter of Credit as issued by the L/C Issuer, irrespective of any assistance the L/C Issuer may provide such as drafting or recommending text or by the L/C Issuer’s use or refusal to use text submitted by the Borrowers. The Borrowers understand that the final form of any Letter of Credit may be subject to such revisions and changes as are deemed necessary or appropriate by the L/C Issuer, and Borrowers hereby consent to such revisions and changes not materially different from the application executed in connection therewith. The Borrowers are solely responsible for the suitability of the Letter of Credit for the Borrowers’ purposes. If the Borrowers request that the L/C Issuer issue a Letter of Credit for an affiliated or unaffiliated third party (an “Account Party”), (i) such Account Party shall have no rights against the L/C Issuer; (ii) the Borrowers shall be responsible for the application and obligations under this Agreement; and (iii) communications (including notices) related to the respective Letter of Credit shall be among the L/C Issuer and the Borrowers. The Borrowers will examine the copy of the Letter of Credit and any other documents sent by the L/C Issuer in connection therewith and shall promptly notify the L/C Issuer (not later than three (3) Business Days following the Borrowers’ receipt of documents from the L/C Issuer) of any non-compliance with the Borrowers’ instructions and of any discrepancy in any document under any presentment or other irregularity.
ix.
The Borrowers’ reimbursement and payment obligations under this Section 2.03 are absolute, unconditional and irrevocable and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever, including:
1.
any lack of validity, enforceability or legal effect of any Letter of Credit, any Issuer Document, this Agreement or any Loan Document, or any term or provision therein or herein;
2.
payment against presentation of any draft, demand or claim for payment under any Drawing Document that does not comply in whole or in part with the terms of the applicable Letter of Credit or which proves to be fraudulent, forged or invalid in any respect or any statement therein being untrue or inaccurate in any respect, or which is signed, issued or presented by a Person or a transferee of such Person purporting to be a successor or transferee of the beneficiary of such Letter of Credit;
3.
the L/C Issuer or any of its branches or Affiliates being the beneficiary of any Letter of Credit;
4.
the L/C Issuer or any correspondent honoring a drawing against a Drawing Document up to the amount available under any Letter of Credit even if such Drawing Document claims an amount in excess of the amount available under the Letter of Credit;
5.
the existence of any claim, set-off, defense or other right that the Parent or any of its Subsidiaries may have at any time against any beneficiary or transferee beneficiary, any assignee of proceeds, the L/C Issuer or any other Person;

6.
the L/C Issuer or any correspondent honoring a drawing upon receipt of an electronic presentation under a Letter of Credit requiring the same, regardless of whether the original Drawing Documents arrive at the L/C Issuer’s counters or are different from the electronic presentation;
7.
any other event, circumstance or conduct whatsoever, whether or not similar to any of the foregoing that might, but for this Section 2.03(i), constitute a legal or equitable defense to or discharge of, or provide a right of set-off against, any Borrower’s or any of its Subsidiaries’ reimbursement and other payment obligations and liabilities, arising under, or in connection with, any Letter of Credit, whether against the L/C Issuer, the beneficiary or any other Person; or
8.
the fact that any Default or Event of Default shall have occurred and be continuing;

provided, however, that subject to Section 2.03(g) above, the foregoing shall not release the L/C Issuer from such liability to the Borrowers as may be finally determined in a final, non-appealable judgment of a court of competent jurisdiction against the L/C Issuer following reimbursement or payment of the obligations and liabilities, including reimbursement and other payment obligations, of the Borrowers to the L/C Issuer arising under, or in connection with, this Section 2.03 or any Letter of Credit.

x.
Without limiting any other provision of this Agreement, the L/C Issuer and each other Letter of Credit Related Person (if applicable) shall not be responsible to the Borrowers for, and the L/C Issuer’s rights and remedies against the Borrowers and the obligation of the Borrowers to reimburse the L/C Issuer for each drawing under each Letter of Credit shall not be impaired by:
1.
honor of a presentation under any Letter of Credit that on its face substantially complies with the terms and conditions of such Letter of Credit, even if the Letter of Credit requires strict compliance by the beneficiary;
2.
honor of a presentation of any Drawing Document that appears on its face to have been signed, presented or issued (A) by any purported successor or transferee of any beneficiary or other Person required to sign, present or issue such Drawing Document or (B) under a new name of the beneficiary;
3.
acceptance as a draft of any written or electronic demand or request for payment under a Letter of Credit, even if nonnegotiable or not in the form of a draft or notwithstanding any requirement that such draft, demand or request bear any or adequate reference to the Letter of Credit;
4.
the identity or authority of any presenter or signer of any Drawing Document or the form, accuracy, genuineness or legal effect of any Drawing Document (other than the L/C Issuer’s determination that such Drawing Document appears on its face substantially to comply with the terms and conditions of the Letter of Credit);
5.
acting upon any instruction or request relative to a Letter of Credit or requested Letter of Credit that the L/C Issuer in good faith believes to have been given by a Person authorized to give such instruction or request;

6.
any errors, omissions, interruptions or delays in transmission or delivery of any message, advice or document (regardless of how sent or transmitted) or for errors in interpretation of technical terms or in translation or any delay in giving or failing to give notice to any Borrower;
7.
any acts, omissions or fraud by, or the insolvency of, any beneficiary, any nominated person or entity or any other Person or any breach of contract between any beneficiary and any Borrower or any of the parties to the underlying transaction to which the Letter of Credit relates;
8.
assertion or waiver of any provision of the ISP or UCP that primarily benefits an issuer of a letter of credit, including any requirement that any Drawing Document be presented to it at a particular hour or place;
9.
payment to any presenting bank (designated or permitted by the terms of the applicable Letter of Credit) claiming that it rightfully honored or is entitled to reimbursement or indemnity under Standard Letter of Credit Practice applicable to it;
10.
acting or failing to act as required or permitted under Standard Letter of Credit Practice applicable to where the L/C Issuer has issued, confirmed, advised or negotiated such Letter of Credit, as the case may be;
11.
honor of a presentation after the expiration date of any Letter of Credit notwithstanding that a presentation was made prior to such expiration date and dishonored by the L/C Issuer if subsequently the L/C Issuer or any court or other finder of fact determines such presentation should have been honored;
12.
dishonor of any presentation that does not strictly comply or that is fraudulent, forged or otherwise not entitled to honor; or
13.
honor of a presentation that is subsequently determined by the L/C Issuer to have been made in violation of international, federal, state or local restrictions on the transaction of business with certain prohibited Persons.
xi.
Upon the request of the Administrative Agent, (i) if the L/C Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an L/C Obligation that remains outstanding, or (ii) if, as of the Letter of Credit Expiration Date, any L/C Obligation for any reason remains outstanding, the Borrowers shall, in each case, immediately Cash Collateralize the then Outstanding Amount of all L/C Obligations. Sections 2.05 and 8.02(a)(iii) set forth certain additional requirements to deliver Cash Collateral hereunder. For purposes of this Section 2.03, Section 2.05 and Section 8.02(a)(iii), “Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the L/C Issuer and the Lenders, as collateral for the L/C Obligations, cash or deposit account balances in an amount equal to 105% of the Outstanding Amount of all L/C Obligations, pursuant to documentation in form and substance satisfactory to the Administrative Agent and the L/C Issuer (which documents are hereby Consented to by the Revolving Lenders). The Borrowers hereby grant to the Collateral Agent a security interest in all such cash, deposit accounts and all balances therein and all proceeds of the foregoing. Cash Collateral shall be maintained in blocked, non-interest bearing deposit accounts at Wells Fargo. If at any time the

Administrative Agent determines that any funds held as Cash Collateral are subject to any right or claim of any Person other than the Administrative Agent or that the total amount of such funds is less than the aggregate Outstanding Amount of all L/C Obligations, the Borrowers will, forthwith upon demand by the Administrative Agent, pay to the Administrative Agent, as additional funds to be deposited as Cash Collateral, an amount equal to the excess of (x) such aggregate Outstanding Amount over (y) the total amount of funds, if any, then held as Cash Collateral that the Administrative Agent determines to be free and clear of any such right and claim. Upon the drawing of any Letter of Credit for which funds are on deposit as Cash Collateral, such funds shall be applied, to the extent permitted under applicable Laws, to reimburse the L/C Issuer and, to the extent not so applied, shall thereafter be applied to satisfy other Obligations. If Borrowers fail to provide Cash Collateral as required by this Section 2.03, Section 2.05 or Section 8.02(~~c~~a)(iii), the Revolving Lenders may (and, upon direction of the Administrative Agent, shall) advance, as Revolving Loans the amount of the cash collateral required pursuant to the terms of this Agreement so that the then Outstanding Amount of all L/C Obligations is cash collateralized in accordance with the terms hereof (whether or not the Revolving Commitments have terminated, an Overadvance exists or the conditions in Section 4.02 are satisfied).
xii.
The Borrowers shall pay to the Administrative Agent for the account of each Revolving Lender in accordance with its Revolving Applicable Percentage a Letter of Credit fee (the “Letter of Credit Fee”) for each Letter of Credit equal to the Applicable Rate times the daily Stated Amount under each such Letter of Credit (whether or not such maximum amount is then in effect under such Letter of Credit). For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of the Letter of Credit shall be determined in accordance with Section 1.06. Letter of Credit Fees shall be (i) due and payable on the first Business Day after the end of each month commencing with the first such date to occur after the issuance of such Letter of Credit, and after the Letter of Credit Expiration Date, on demand, and (ii) computed on a monthly basis in arrears. If there is any change in the Applicable Rate during any quarter, the daily amount available to be drawn under each Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect. Notwithstanding anything to the contrary contained herein, while any Event of Default exists, all Letter of Credit Fees shall accrue at the Default Rate as provided in Section 2.12(b) hereof.
xiii.
In addition to the Letter of Credit Fees as set forth in Section 2.03(l) above, the Borrowers shall pay immediately upon demand to the Administrative Agent for the account of the L/C Issuer as non-refundable fees, commissions, and charges (it being acknowledged and agreed that any charging of such fees, commissions, and charges to the Loan Account pursuant to the provisions of Section 2.02(d) shall be deemed to constitute a demand for payment thereof for the purposes of this Section 2.03(m)): (i) a fronting fee which shall be imposed by the L/C Issuer upon the issuance of each Letter of Credit of 0.125% per annum of the face amount thereof, plus (ii) any and all other customary commissions, fees and charges then in effect imposed by, and any and all expenses incurred by, the L/C Issuer, or by any adviser, confirming institution or entity or other nominated person, relating to Letters of Credit, at the time of issuance of any Letter of Credit and upon the occurrence of any other activity with respect to any Letter of Credit (including transfers, assignments of proceeds, amendments, drawings, extensions or cancellations).

xiv.
Unless otherwise expressly agreed by the L/C Issuer and the Borrowers when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), (i) the rules of the ISP and the UCP shall apply to each Standby Letter of Credit, and (ii) the rules of the UCP shall apply to each Commercial Letter of Credit.
xv.
The L/C Issuer shall act on behalf of the Revolving Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and the L/C Issuer shall have all of the benefits and immunities (A) provided to the Administrative Agent in Article IX with respect to any acts taken or omissions suffered by the L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in Article IX included the L/C Issuer with respect to such acts or omissions, and (B) as additionally provided herein with respect to the L/C Issuer.
xvi.
In the event of a direct conflict between the provisions of this Section 2.03 and any provision contained in any Issuer Document, it is the intention of the parties hereto that such provisions be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of this Section 2.03 shall control and govern.
xvii.
The provisions of this Section 2.03 shall survive the termination of this Agreement and the repayment in full of the Obligations with respect to any Letters of Credit that remain outstanding.
xviii.
At the Borrowers’ costs and expense, the Borrowers shall execute and deliver to the L/C Issuer such additional certificates, instruments and/or documents and take such additional action as may be reasonably requested by the L/C Issuer to enable the L/C Issuer to issue any Letter of Credit pursuant to this Agreement and related Issuer Document, to protect, exercise and/or enforce the L/C Issuer’s rights and interests under this Agreement or to give effect to the terms and provisions of this Agreement or any Issuer Document. Each Borrower irrevocably appoints the L/C Issuer as its attorney-in-fact and authorizes the L/C Issuer, without notice to the Borrowers, to execute and deliver ancillary documents and letters customary in the letter of credit business that may include but are not limited to advisements, indemnities, checks, bills of exchange and issuance documents. The power of attorney granted by the Borrowers is limited solely to such actions related to the issuance, confirmation or amendment of any Letter of Credit and to ancillary documents or letters customary in the letter of credit business. This appointment is coupled with an interest.
d.
Swing Line Loans.
a.
The Swing Line. Subject to the terms and conditions set forth herein, the Swing Line Lender may, in reliance upon the agreements of the other Revolving Lenders set forth in this Section 2.04, make loans (each such loan, a “Swing Line Loan”) to the Borrowers from time to time on any Business Day during the Availability Period in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the Revolving Applicable Percentage of the Outstanding Amount of Committed Revolving Loans and L/C Obligations of the Revolving Lender acting as Swing Line Lender, may exceed the amount of such Revolving Lender’s Revolving Commitment; provided, however, that after giving effect to any Swing Line Loan, (i) the Total ~~Revolving~~Revolver Outstandings shall not exceed the

Revolving Loan Cap, (ii) the Total Outstandings shall not exceed the Combined Loan Cap, and (iii) the aggregate Outstanding Amount of the Committed Revolving Loans of any Revolving Lender at such time, plus such Revolving Lender’s Revolving Applicable Percentage of the Outstanding Amount of all L/C Obligations at such time, plus such Revolving Lender’s Revolving Applicable Percentage of the Outstanding Amount of all Swing Line Loans at such time shall not exceed such Revolving Lender’s Revolving Commitment, and provided, further, that (x) the Borrowers shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan, and (y) the Swing Line Lender shall not be obligated to make any Swing Line Loan at any time when any Revolving Lender is at such time a Defaulting Lender hereunder, unless the Swing Line Lender has entered into satisfactory arrangements with the Borrowers or such Revolving Lender to eliminate the Swing Line Lender’s risk with respect to such Revolving Lender. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrowers may borrow under this Section 2.04, prepay under Section 2.05, and reborrow under this Section 2.04. Each Swing Line Loan shall bear interest only at the rate applicable to Base Rate Loans. Immediately upon the making of a Swing Line Loan, each Revolving Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Revolving Lender’s Revolving Applicable Percentage times the amount of such Swing Line Loan. The Swing Line Lender shall have all of the benefits and immunities (A) provided to the Administrative Agent in Article IX with respect to any acts taken or omissions suffered by the Swing Line Lender in connection with Swing Line Loans made by it or proposed to be made by it as if the term “Administrative Agent” as used in Article IX included the Swing Line Lender with respect to such acts or omissions, and (B) as additionally provided herein with respect to the Swing Line Lender.
b.
Borrowing Procedures. Each Swing Line Borrowing shall be made upon the Lead Borrower’s irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by telephone. Each such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum of $100,000, and (ii) the requested borrowing date, which shall be a Business Day. Each such telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a written Swing Line Loan Notice, appropriately completed and signed by a Responsible Officer of the Lead Borrower. Promptly after receipt by the Swing Line Lender of any telephonic Swing Line Loan Notice, the Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swing Line Loan Notice and, if not, the Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof. Unless the Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent at the request of the Required Revolving Lenders prior to 2:00 p.m. on the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the proviso to the first sentence of Section 2.04(a), or (B) that one or more of the applicable conditions specified in Article IV is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender may, not later than 3:00 p.m. on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the Borrowers at its office by crediting the account of the Lead Borrower on the books of the Swing Line Lender in immediately available funds.
c.
Refinancing of Swing Line Loans.

1.
The Swing Line Lender at any time in its sole and absolute discretion may request, on behalf of the Borrowers (which hereby irrevocably authorize the Swing Line Lender to so request on their behalf), that each Revolving Lender make a Base Rate Loan in an amount equal to such Revolving Lender’s Revolving Applicable Percentage of the amount of Swing Line Loans then outstanding. Such request shall be made in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the unutilized portion of the Revolving Loan Cap and the conditions set forth in Section 4.02. Each Revolving Lender shall make an amount equal to its Revolving Applicable Percentage of the amount of such outstanding Swing Line Loan available to the Administrative Agent in immediately available funds for the account of the Swing Line Lender at the Administrative Agent’s Office not later than 1:00 p.m. on the day specified by the Swing Line Lender, whereupon, subject to Section 2.04(c)(ii), each Revolving Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Borrowers in such amount. The Administrative Agent shall remit the funds so received to the Swing Line Lender.
2.
If for any reason any Swing Line Loan cannot be refinanced by such a Committed Revolving Borrowing in accordance with Section 2.04(c)(i), the request for Base Rate Loans submitted by the Swing Line Lender as set forth herein shall be deemed to be a request by the Swing Line Lender that each of the Revolving Lenders fund its risk participation in the relevant Swing Line Loan and each Revolving Lender’s payment to the Administrative Agent for the account of the Swing Line Lender pursuant to Section 2.04(c)(i) shall be deemed payment in respect of such participation.
3.
If any Revolving Lender fails to make available to the Administrative Agent for the account of the Swing Line Lender any amount required to be paid by such Revolving Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(i), the Swing Line Lender shall be entitled to recover from such Revolving Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by the Swing Line Lender in accordance with banking industry rules on interbank compensation plus any administrative, processing or similar fees customarily charged by the Swing Line Lender in connection with the foregoing. If such Revolving Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Revolving Lender’s Committed Revolving Loan included in the relevant Committed Revolving Borrowing or funded participation in the relevant Swing Line Loan, as the case may be. A certificate of the Swing Line Lender submitted to any Revolving Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error.
4.
Each Revolving Lender’s obligation to make Committed Revolving Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.04(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Revolving Lender may have against the Swing Line Lender, the Borrowers or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Revolving Lender’s obligation to make Committed Revolving Loans pursuant to this Section 2.04(c) is subject to the conditions set forth in Section 4.02. No such funding of risk participations shall relieve or otherwise impair the obligation of the Borrowers to repay Swing Line Loans, together with interest as provided herein.
d.
Repayment of Participations.
1.
At any time after any Revolving Lender has purchased and funded a risk participation in a Swing Line Loan, if the Swing Line Lender receives any payment on account of such Swing Line Loan, the Swing Line Lender will distribute to such Revolving Lender its Revolving Applicable Percentage of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Revolving Lender’s risk participation was funded) in the same funds as those received by the Swing Line Lender.
2.
If any payment received by the Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by the Swing Line Lender under any of the circumstances described in Section 10.05 (including pursuant to any settlement entered into by the Swing Line Lender in its discretion), each Revolving Lender shall pay to the Swing Line Lender its Revolving Applicable Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the Federal Funds Rate. The Administrative Agent will make such demand upon the request of the Swing Line Lender. The obligations of the Revolving Lenders under this clause shall survive the Payment in Full of the Obligations.
e.
Interest for Account of Swing Line Lender. The Swing Line Lender shall be responsible for invoicing the Borrowers for interest on the Swing Line Loans. Until each Revolving Lender funds its Base Rate Loan or risk participation pursuant to this Section 2.04 to refinance such Revolving Lender’s Revolving Applicable Percentage of any Swing Line Loan, interest in respect of such Revolving Applicable Percentage shall be solely for the account of the Swing Line Lender.
f.
Payments Directly to Swing Line Lender. The Borrowers shall make all payments of principal and interest in respect of the Swing Line Loans directly to the Swing Line Lender.
e.
Prepayments.
a.
The Borrowers may, upon irrevocable notice from the Lead Borrower to the Administrative Agent, at any time or from time to time voluntarily prepay Committed Revolving Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the Administrative Agent not later than 11:00 a.m. (A) three U.S. Government Securities Business Days prior to any date of prepayment of SOFR Loans and (B) on the date of prepayment of Base Rate Loans; (ii) any prepayment of SOFR Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof; and (iii) unless a Cash Dominion Event has occurred and is continuing, any prepayment of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid and, if SOFR Loans, the Interest Period(s) of such Loans. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s Applicable Percentage of such prepayment. If such notice is given by the Lead Borrower, the Borrowers shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a SOFR Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05. Each such prepayment shall be applied to the Committed Revolving Loans of the Revolving Lenders in accordance with their respective Applicable Percentages.
b.
The Borrowers may, upon irrevocable notice from the Lead Borrower to the Swing Line Lender (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the date of the prepayment, and (ii) any such prepayment shall be in a minimum principal amount of $100,000, or if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment. If such notice is given by the Lead Borrower, the Borrowers shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.
c.
Subject to Section 2.09(b) and the satisfaction of the Payment Conditions, the Borrowers may, upon irrevocable notice from the Lead Borrower to the Administrative Agent and the Term Loan Agent, at any time or from time to time, voluntarily prepay the Term Loan in whole or in part; provided that such notice must be received by the Administrative Agent and the Term Loan Agent not later than 11:00 a.m. three (3) Business Days prior to the date of such prepayment of the Term Loan. Each such notice shall specify the date and amount of such prepayment; provided, further, that the Borrowers shall not be required to satisfy the Payment Conditions in connection with any voluntary prepayment of a quarterly principal payment in respect of the Term Loan pursuant to Section 2.07(c), to the extent such voluntary prepayment is made within seven (7) days prior to the due date for such quarterly principal payment as set forth in Section 2.07(c). The Term Loan Agent will promptly notify each Term Lender of its receipt of each such notice, and of the amount of such Term Lender’s Applicable Percentage of such prepayment. If such notice is given by the Lead Borrower, the Borrowers shall make such prepayment, together with any fees then due hereunder or under any other Loan Document, and the payment amount specified in such notice shall be due and payable on the date specified therein. Each such prepayment shall be applied to the Term Loan in inverse order of the payments due pursuant to Section 2.07(c).
d.
If for any reason the Total Revolver Outstandings at any time exceed the Revolving Loan Cap as then in effect, the Borrowers shall immediately prepay Revolving Loans, Swing Line Loans and/or Cash Collateralize the L/C Obligations in an aggregate amount equal to such excess; provided, however, that the Borrowers shall not be required to Cash Collateralize the L/C Obligations pursuant to this Section 2.05(d) unless after the prepayment in full of the Revolving Loans the Total Revolver Outstandings exceed the Revolving Loan Cap as then in effect.
e.
The Borrower shall prepay the Loans and Cash Collateralize the L/C Obligations with the proceeds and collections received by the Loan Parties to the extent so required under the provisions of Section 6.13 hereof.
f.
The Borrowers shall prepay the Loans and Cash Collateralize the L/C Obligations in an amount equal to the Net Cash Proceeds received by a Loan Party on account of a Prepayment Event, regardless of whether a Cash Dominion Event then exists and is continuing.
g.
Prepayments made pursuant to Section 2.05(d), (e) and (f) above, first, shall be applied to the Swing Line Loans, second, shall be applied ratably to the outstanding Committed Revolving Loans, third, shall be used to Cash Collateralize the remaining L/C Obligations, fourth, shall be applied ratably to the outstanding Term Loan in inverse order of the payments due pursuant to Section

2.07(c), and fifth, the amount remaining, if any, after the prepayment in full of all Swing Line Loans, the prepayment in full of all Committed Revolving Loans outstanding at such time, the Cash Collateralization of the remaining L/C Obligations in full, and the prepayment in full of the Term Loan, may be retained by the Borrowers for use in the ordinary course of its business. Upon the drawing of any Letter of Credit that has been Cash Collateralized, the funds held as Cash Collateral shall be applied (without any further action by or notice to or from the Borrowers or any other Loan Party) to reimburse the L/C Issuer or the Revolving Lenders, as applicable.
f.
Termination or Reduction of Commitments.
a.
The Borrowers may, upon irrevocable notice from the Lead Borrower to the Administrative Agent, terminate the Aggregate Revolving Commitments, the Letter of Credit Sublimit or the Swing Line Sublimit or from time to time permanently reduce the Aggregate Revolving Commitments, the Letter of Credit Sublimit or the Swing Line Sublimit; provided that (i) any such notice shall be received by the Administrative Agent not later than 11:00 a.m. five Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $10,000,000 or any whole multiple of $1,000,000 in excess thereof, (iii) the Borrowers shall not terminate or reduce (A) the Aggregate Revolving Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the Total ~~Revolving~~Revolver Outstandings would exceed the Aggregate Revolving Commitments, (B) the Letter of Credit Sublimit if, after giving effect thereto, the Outstanding Amount of L/C Obligations not fully Cash Collateralized hereunder would exceed the Letter of Credit Sublimit, and (C) the Swing Line Sublimit if, after giving effect thereto, and to any concurrent payments hereunder, the Outstanding Amount of Swing Line Loans hereunder would exceed the Swing Line Sublimit.
b.
If, after giving effect to any reduction of the Aggregate Revolving Commitments, the Letter of Credit Sublimit or the Swing Line Sublimit exceeds the amount of the Aggregate Revolving Commitments, such Letter of Credit Sublimit or Swing Line Sublimit shall be automatically reduced by the amount of such excess.
c.
The Administrative Agent will promptly notify the Revolving Lenders of any termination or reduction of the Letter of Credit Sublimit, Swing Line Sublimit or the Aggregate Revolving Commitments under this Section 2.06. Upon any reduction of the Aggregate Revolving Commitments, the Revolving Commitment of each Revolving Lender shall be reduced by such Revolving Lender’s Revolving Applicable Percentage of such reduction amount. All fees (including, without limitation, commitment fees and Letter of Credit Fees) and interest in respect of the Aggregate Revolving Commitments accrued until the effective date of any termination of the Aggregate Revolving Commitments shall be paid on the effective date of such termination.
d.
The Term Commitment of each Term Lender shall automatically terminate upon such Term Lender’s funding of its portion of the Term Loan.
e.
In connection with any reduction in the Revolving Commitments prior to the Maturity Date, if any Loan Party or any of its Subsidiaries owns any Margin Stock, Borrowers shall deliver to the Administrative Agent an updated Form U-1 (with sufficient additional originals thereof for each Lender), duly executed and delivered by the Borrowers, together with such other documentation as the Administrative Agent shall reasonably request, in order to enable the Agents, the Term Loan Agent and the Lenders to comply with any of the requirements under Regulations T, U or X of the FRB.

g.
Repayment of Loans.
a.
In addition to the payments required pursuant to Section 2.05(d), (e) and (f), the Borrower shall repay to the Revolving Lenders on the Termination Date the aggregate principal amount of Committed Revolving Loans outstanding on such date.
b.
To the extent not previously paid, the Borrower shall repay the outstanding balance of the Swing Line Loans on the Termination Date.
c.
The Borrowers shall make quarterly principal payments on the Term Loan in the amount of $2,000,000 each, on the first day of each February, May, August and November of each year, commencing on November 1, 2018, until the aggregate principal amount of the Term Loan is less than or equal to $24,000,000. The Borrowers shall repay to the Term Lenders on the Termination Date the aggregate principal amount of Term Loans outstanding on such date.
h.
Interest.
a.
Subject to the provisions of Section 2.08(c) below and Section 3.03, (i) each Revolving Loan that is a SOFR Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to Term SOFR for such Interest Period plus the Applicable Margin; (ii) each Revolving Loan that is a Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Margin; and (iii) each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Margin.
b.
Subject to the provisions of Section 2.08(c) below, the Term Loan shall bear interest on the outstanding principal amount thereof at the Term Loan Interest Rate.
c.
1. If any amount payable under any Loan Document is not paid when due (following any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.
2.
If any other Event of Default exists, then the Administrative Agent may, and upon the request of the Required Lenders (or, with respect to the Term Loan, at the written election of the Required Term Lenders) shall, notify the Lead Borrower that all outstanding Obligations shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate and thereafter such Obligations shall bear interest at the Default Rate to the fullest extent permitted by applicable Laws.
3.
Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.
d.
Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.
i.
Fees

.

In addition to certain fees described in subsections (l) and (m) of Section 2.03:

i.
Commitment Fee. The Borrowers shall pay to the Administrative Agent for the account of each Revolving Lender in accordance with its Revolving Applicable Percentage, a commitment fee calculated on a per annum basis equal to the Applicable Commitment Fee Percentage times the actual daily amount by which the Aggregate Revolving Commitments exceed the sum of (i) the Outstanding Amount of Revolving Loans and (ii) the Outstanding Amount of L/C Obligations. The commitment fee shall accrue at all times during the Availability Period, including at any time during which one or more of the conditions in Article IV is not met, and shall be due and payable monthly in arrears on the first calendar day after the end of each month, commencing with the first such date to occur after the First Amendment Effective Date, and on the last day of the Availability Period. The commitment fee shall be calculated monthly in arrears, and if there is any change in the Applicable Commitment Fee Percentage during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Commitment Fee Percentage separately for each period during such quarter that such Applicable Commitment Fee Percentage was in effect.
ii.
Other Fees. The Borrower shall pay to the Administrative Agent for its own account fees in the amounts and at the times specified in the Fee Letter. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.
j.
Computation of Interest and Fees; Term SOFR Conforming Changes.

i.
All computations of interest and fees shall be made on the basis of a 360-day year and actual days elapsed. Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12, bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.
ii.
In connection with the use or administration of Term SOFR, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. The Administrative Agent will promptly notify the Lead Borrower and the Lenders of the effectiveness of any Conforming Changes in connection with the use or administration of Term SOFR.
k.
Evidence of Debt.
a.
The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by the Administrative Agent in the name of Borrowers (the “Loan Account”) in the ordinary course of business. In addition, each Lender may record in such Lender’s internal records, an appropriate notation evidencing the date and amount of each Loan from such Lender, each payment and prepayment of principal of any such Loan, and each payment of interest, fees and other amounts due in connection with the Obligations due to such Lender. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrowers and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrowers hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the Borrowers shall execute and deliver to such Lender (through the Administrative Agent) a Note, which shall evidence such Lender’s Revolving Loans or Term Loan, as applicable, in addition to such accounts or records. Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto. Upon receipt of an affidavit of a Lender as to the loss, theft, destruction or mutilation of such Lender’s Note and upon cancellation of such Note, the Borrowers will issue, in lieu thereof, a replacement Note in favor of such Lender, in the same principal amount thereof and otherwise of like tenor.
b.
In addition to the accounts and records referred to in Section 2.11(a), each Revolving Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Revolving Lender of participations in Letters of Credit and Swing Line Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.
l.
Payments Generally; Administrative Agent’s Clawback.
a.
General. All payments to be made by the Borrowers shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrowers hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent’s Office in Dollars and in immediately available funds not later than 2:00 p.m. on the date specified herein. Subject to Section 2.14 hereof, the Administrative Agent will promptly distribute to each Lender its Applicable Percentage (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent after 2:00 p.m., at the option of the Administrative Agent, shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. If any payment to be made by the Borrowers shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.
b.
1. Funding by Revolving Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall have received notice from a Revolving Lender prior to the proposed date of any Borrowing of SOFR Loans (or in the case of any Borrowing of Base Rate Loans, prior to 12:00 noon on the date of such Borrowing) that such Revolving Lender will not make available to the Administrative Agent such Revolving Lender’s share of such Borrowing, the Administrative Agent may assume that such Revolving Lender has made such share available on such date in accordance with Section 2.02 (or in the case of a Borrowing of Base Rate Loans, that such Revolving Lender has made such share available in accordance with and at the time required by Section 2.02) and may, in reliance upon such assumption, make available to the Borrowers a corresponding amount. In such event, if a Revolving Lender has not in fact made its share of the applicable Committed Revolving Borrowing available to the Administrative Agent, then the applicable Revolving Lender and the Borrowers severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in immediately available funds with interest thereon, for each day from and including the date such amount is made available to the Borrowers to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Revolving Lender, the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation plus any administrative processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing, and (B) in the case of a payment to be made by the Borrowers, the interest rate applicable to Base Rate Loans. If the Borrowers and such Revolving Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrowers the amount of such interest paid by the Borrowers for such period. If such Revolving Lender pays its share of the applicable Committed Revolving Borrowing to the Administrative Agent, then the amount so paid shall constitute such Revolving Lender’s Committed Loan included in such Committed Revolving Borrowing. Any payment by the Borrowers shall be without prejudice to any claim the Borrowers may have against a Revolving Lender that shall have failed to make such payment to the Administrative Agent.
2.
Payments by Borrowers; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the Lead Borrower prior to the time at which any payment is due to the Administrative Agent for the account of the Lenders or the L/C Issuer hereunder that the Borrowers will not make such payment, the Administrative Agent may assume that the Borrowers have made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the L/C Issuer, as the case may be, the amount due. In such event, if the Borrowers have not in fact made such payment, then each of the Lenders or the L/C Issuer, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or the L/C Issuer, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

A notice of the Administrative Agent to any Lender or the Lead Borrower with respect to any amount owing under this subsection (b) shall be conclusive, absent manifest error.

c.
Failure to Satisfy Conditions Precedent. If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrowers by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article IV are not satisfied or waived in accordance with the terms hereof (subject to the provisions of the last paragraph of Section 4.02 hereof), the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.
d.
Obligations of Lenders Several. The obligations of (x) the Term Lenders hereunder to make the Term Loan, and (y) the Revolving Lenders hereunder to make Committed Revolving Loans and fund participations in Letters of Credit and Swing Line Loans and to make payments hereunder, in each case are several and not joint. The failure of any Term Lender to make its portion of the Term Loan, or of any Revolving Lender to make any Committed Revolving Loan, to fund any such participation or to make any payment hereunder on any date required hereunder shall not relieve any other Term Lender or Revolving Lender (as applicable) of its corresponding obligation to do so on such date, and no Term Lender or Revolving Lender (as applicable) shall be responsible for the failure of any other Term Lender or Revolving Lender (as applicable) to so make its portion of the Term Loan or its Committed Revolving Loan (as applicable), to purchase its participation or to make its payment hereunder.
e.
Funding Source. Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.
m.
Sharing of Payments by Lenders

.

If any Credit Party shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of, interest on, or other amounts with respect to, any of the Obligations resulting in such Lender’s receiving payment of a proportion of the aggregate amount of such Obligations greater than its pro rata share thereof as provided herein (including as in contravention of the priorities of payment set forth in Section 8.03), then the Credit Party receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Obligations of the other Credit Parties, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Credit Parties ratably and in the priorities set forth in Section 8.03, provided that:

i.
if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and
ii.
the provisions of this Section shall not be construed to apply to (x) any payment made by the Loan Parties pursuant to and in accordance with the express terms of this Agreement or (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Committed Revolving Loans or subparticipations in L/C Obligations or Swing Line Loans to any assignee or participant, other than to the Borrowers or any Subsidiary thereof (as to which the provisions of this Section shall apply).

Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Loan Party in the amount of such participation.

n.
Settlement Among Lenders.
a.
The amount of each Lender’s Applicable Percentage of outstanding Loans (including outstanding Swing Line Loans), shall be computed weekly (or more frequently in the Administrative Agent’s discretion) and shall be adjusted upward or downward based on all Loans (including Swing Line Loans) and repayments of Loans (including Swing Line Loans) received by the

Administrative Agent as of 3:00 p.m. on the first Business Day (such date, the “Settlement Date”) following the end of the period specified by the Administrative Agent.
b.
The Administrative Agent shall deliver to each of the Revolving Lenders promptly after a Settlement Date a summary statement of the amount of outstanding Committed Revolving Loans and Swing Line Loans for the period and the amount of repayments received for the period. As reflected on the summary statement, (i) the Administrative Agent shall transfer to each Revolving Lender its Applicable Percentage of repayments, and (ii) each Revolving Lender shall transfer to the Administrative Agent (as provided below) or the Administrative Agent shall transfer to each Revolving Lender, such amounts as are necessary to insure that, after giving effect to all such transfers, the amount of Committed Revolving Loans made by each Revolving Lender shall be equal to such Revolving Lender’s Revolving Applicable Percentage of all Committed Revolving Loans outstanding as of such Settlement Date. If the summary statement requires transfers to be made to the Administrative Agent by the Revolving Lenders and is received prior to 1:00 p.m. on a Business Day, such transfers shall be made in immediately available funds no later than 3:00 p.m. that day; and, if received after 1:00 p.m., then no later than 3:00 p.m. on the next Business Day. The obligation of each Revolving Lender to transfer such funds is irrevocable, unconditional and without recourse to or warranty by the Administrative Agent. If and to the extent any Revolving Lender shall not have so made its transfer to the Administrative Agent, such Revolving Lender agrees to pay to the Administrative Agent, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Administrative Agent, equal to the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation plus any administrative, processing, or similar fees customarily charged by the Administrative Agent in connection with the foregoing.
o.
Increase in Revolving Commitments.
i.
Increase.
1.
Request for Increase. Provided no Default or Event of Default then exists or would arise therefrom, upon notice to the Administrative Agent (which shall promptly notify the Revolving Lenders), the Lead Borrower may from time to time, request an increase in the Aggregate Revolving Commitments by an amount (for all such requests) not exceeding $100,000,000 (collectively, the “Revolving Commitment Increases”); provided that (i) any such request for an increase shall be in a minimum amount of $25,000,000, (ii) the Lead Borrower may make a maximum of four such requests, and (iii) the amount of the Aggregate Revolving Commitments, as the same may be increased pursuant to this Section 2.15(a), shall not exceed $450,000,000 at any time. At the time of sending such notice, the Lead Borrower (in consultation with the Administrative Agent) shall specify the time period within which each Revolving Lender is requested to respond (which shall in no event be less than ten Business Days from the date of delivery of such notice to the Lenders).
2.
Revolving Lender Elections to Increase. Each Revolving Lender shall notify the Administrative Agent within such time period whether or not it agrees to increase its Revolving Commitment and, if so, whether by an amount equal to, greater than, or less than its Revolving Applicable Percentage of such requested increase. Any

Revolving Lender not responding within such time period shall be deemed to have declined to increase its Revolving Commitment.
3.
Notification by Administrative Agent; Additional Revolving Lenders. The Administrative Agent shall notify the Lead Borrower and each Revolving Lender of the Revolving Lenders’ responses to each request made hereunder. To achieve the full amount of a requested increase and subject to the approval of the Administrative Agent, the L/C Issuer and the Swing Line Lender (which approvals shall not be unreasonably withheld), to the extent that the existing Revolving Lenders decline to increase their Revolving Commitments, or decline to increase their Revolving Commitments to the amount requested by the Lead Borrower, the Administrative Agent, in consultation with the Lead Borrower, will use its reasonable efforts to arrange for other Eligible Assignees to become a Revolving Lender hereunder and to issue commitments in an amount equal to the amount of the increase in the Aggregate Revolving Commitments requested by the Lead Borrower and not accepted by the existing Revolving Lenders (and the Lead Borrower may also invite additional Eligible Assignees to become Revolving Lenders) (each, an “Additional Commitment Revolving Lender”), provided, however, that without the consent of the Administrative Agent, at no time shall the Revolving Commitment of any Additional Commitment Revolving Lender be less than $25,000,000.
4.
Effective Date and Allocations. If the Aggregate Revolving Commitments are increased in accordance with this Section, the Administrative Agent and the Lead Borrower shall determine the effective date (the “Increase Effective Date”) and the final allocation of such increase. The Administrative Agent shall promptly notify the Lead Borrower and the Revolving Lenders of the final allocation of such increase and the Increase Effective Date and on the Increase Effective Date (i) the Aggregate Revolving Commitments under, and for all purposes of, this Agreement shall be increased by the aggregate amount of such Revolving Commitment Increases, and (ii) Schedule 2.01 shall be deemed modified, without further action, to reflect the revised Revolving Commitments and Revolving Applicable Percentages of the Revolving Lenders.
ii.
Conditions to Effectiveness of Revolving Commitment Increase. As a condition precedent to such Revolving Commitment Increase, (i) the Lead Borrower shall deliver to the Administrative Agent a certificate of each Loan Party dated as of the Increase Effective Date (in sufficient copies for each Lender) signed by a Responsible Officer of such Loan Party (A) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such Revolving Commitment Increase, and (B) in the case of the Borrowers, certifying that, before and after giving effect to such Revolving Commitment Increase, (1) the representations and warranties contained in Article V and the other Loan Documents are true and correct in all material respects on and as of the Increase Effective Date, except (x) to the extent that such representations and warranties are qualified by materiality, in which case they are true and correct in all respects, (y) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or in all respects, as applicable) as of such earlier date, and (z) for purposes of this Section 2.15, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a), (b) and (c), respectively, of Section 6.01, and (2) no Default or Event of Default exists or would arise therefrom, (ii) the Borrowers, the Administrative Agent, and any Additional Commitment Revolving Lender shall have executed and delivered a Joinder to the Loan Documents in such form as the Administrative Agent shall reasonably require; (iii) the Borrowers shall have paid such fees and other compensation to, the Additional Commitment Revolving Lenders as the Lead Borrower and such Additional Commitment Revolving Lenders shall agree; (iv) the Borrowers shall have paid such arrangement fees to the Administrative Agent as the Lead Borrower and the Administrative Agent may agree; (v) if requested by the Administrative Agent, the Borrowers shall deliver to the Administrative Agent and the Revolving Lenders an opinion or opinions, in form and substance reasonably satisfactory to the Administrative Agent, from counsel to the Borrowers reasonably satisfactory to the Administrative Agent and dated such date; (vi) the Borrowers and the Additional Commitment Revolving Lender shall have delivered such other instruments, documents and agreements as the Administrative Agent may reasonably have requested; (vii) no Default or Event of Default exists; and (viii) if any Loan Party or any of its Subsidiaries owns any Margin Stock, Borrowers shall deliver to the Administrative Agent an updated Form U-1 (with sufficient additional originals thereof for each Lender), duly executed and delivered by the Borrowers, together with such other documentation as the Administrative Agent shall reasonably request, in order to enable the Agents, the Term Loan Agent and the Lenders to comply with any of the requirements under Regulations T, U or X of the FRB. The Borrowers shall prepay any Committed Revolving Loans outstanding on the Increase Effective Date (and pay any additional amounts required pursuant to Section 2.05) to the extent necessary to keep the outstanding Committed Revolving Loans ratable with any revised Revolving Applicable Percentages arising from any non-ratable increase in the Revolving Commitments under this Section.
iii.
Conflicting Provisions. This Section shall supersede any provisions in Sections 2.13 or 10.01 to the contrary.
3.

TAXES, YIELD PROTECTION AND ILLEGALITY;
APPOINTMENT OF LEAD BORROWER
a.
Taxes.
a.
Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrowers hereunder or under any other Loan Document shall be made free and clear of and without reduction or withholding for any Indemnified Taxes or Other Taxes, provided that if the Borrowers shall be required by applicable law to deduct any Indemnified Taxes (including any Other Taxes) from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, Lender or L/C Issuer, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrowers shall make such deductions and (iii) the Borrowers shall timely pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.
b.
Payment of Other Taxes by the Borrowers. Without limiting the provisions of subsection (a) above, the Borrowers shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

c.
Indemnification by the Loan Parties. The Loan Parties shall indemnify the Administrative Agent, each Lender and the L/C Issuer, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) paid by the Administrative Agent, such Lender or the L/C Issuer, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Lead Borrower by a Lender or the L/C Issuer (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender or the L/C Issuer, shall be conclusive absent manifest error.
d.
Evidence of Payments. As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrowers to a Governmental Authority, the Lead Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.
e.
Status of Lenders. Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which any Borrower is resident for tax purposes, or any treaty to which such jurisdiction is a party, with respect to payments hereunder or under any other Loan Document shall deliver to the Lead Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law or reasonably requested by the Lead Borrower or the Administrative Agent, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate of withholding. Such delivery shall be provided on the First Amendment Effective Date and on or before such documentation expires or becomes obsolete or after the occurrence of an event requiring a change in the documentation most recently delivered. In addition, any Lender, if requested by the Lead Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Lead Borrower or the Administrative Agent as will enable the Lead Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements.

Without limiting the generality of the foregoing, in the event that any Borrower is resident for tax purposes in the United States, any Foreign Lender shall deliver to the Lead Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the request of the Lead Borrower or the Administrative Agent, but only if such Foreign Lender is legally entitled to do so), whichever of the following is applicable:

i.
duly completed copies of Internal Revenue Service Form W-8BEN claiming eligibility for benefits of an income tax treaty to which the United States is a party,
ii.
duly completed copies of Internal Revenue Service Form W-8ECI,
iii.
in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under section 881(c) of the Code, (x) a certificate to the effect that such Foreign Lender is not (A) a “bank” within the meaning of section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of the Borrowers within the meaning of section 881(c)(3)(B) of the

Code, or (C) a “controlled foreign corporation” described in section 881(c)(3)(C) of the Code and (y) duly completed copies of Internal Revenue Service Form W-8BEN,
iv.
to the extent a Recipient is not a U.S. person within the meaning of Section 7701(a)(30) and is not the beneficial owner of payments made under this Agreement or any Loan Document (for example, where such Recipient is a non-U.S. partnership), (A) an IRS Form W-8IMY on behalf of itself and (B) the relevant forms prescribed in clauses (i), (ii), (iii), (v) and (vi) of this Section 3.01(e) that would be required of each such beneficial owner if such beneficial owner were a Recipient, or
v.
any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in United States Federal withholding tax duly completed together with such supplementary documentation as may be prescribed by applicable law to permit the Lead Borrower to determine the withholding or deduction required to be made.
f.
Transfer of Obligations. Notwithstanding anything to the contrary contained herein or in any Loan Document, if a Lender sells, assigns, grants a participation in or otherwise transfers all or part of the Obligations of the Loan Parties to such Lender, such Lender agrees to notify the Administrative Agent of the percentage amount in which it is no longer the beneficial owner of Obligations of the Loan Parties to such Lender. To the extent of such percentage amount, the Administrative Agent and the Borrower will treat such Lender’s documentation provided pursuant to subsection (e) of this Section 3.01 as no longer valid. Neither the Borrower nor any other Loan Party shall make any greater payments pursuant to this Section 3.01 as a consequence of (i) such sale, assignment, participation or transfer or (ii) any change by a Lender of its designated lending branch.
g.
Treatment of Certain Refunds. If the Administrative Agent, any Lender or the L/C Issuer determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by the Borrowers or with respect to which the Borrowers have paid additional amounts pursuant to this Section, it shall pay to the Borrowers an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrowers under this Section with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent, such Lender or the L/C Issuer, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that the Borrowers, upon the request of the Administrative Agent, such Lender or the L/C Issuer, agree to repay the amount paid over to the Borrowers (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent, such Lender or the L/C Issuer in the event the Administrative Agent, such Lender or the L/C Issuer is required to repay such refund to such Governmental Authority. This subsection shall not be construed to require the Administrative Agent, any Lender or the L/C Issuer to make available its tax returns (or any other information relating to its taxes that it deems confidential) to the Borrowers or any other Person.
h.
FATCA. If a payment made to a Lender under any Loan Document would be subject to U.S. federal income withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Administrative Agent (or, in the case of a Participant, to the Lender granting the participation only) at the time or times prescribed by law and at such time or times reasonably requested by the Administrative Agent (or, in the case of a Participant, the Lender granting the participation) such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Administrative Agent (or, in the case of a Participant, the Lender granting the participation) as may be necessary for the Administrative Agent or the Borrowers to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (h), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.
b.
Illegality

.

If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund SOFR Loans (or Base Rate Loans determined with reference to Term SOFR), or to determine or charge interest rates based upon Term SOFR or SOFR (including for purposes of determining the Term Loan Interest Rate), then, on notice thereof by such Lender to the Lead Borrower through the Administrative Agent, any obligation of such Lender to make or continue SOFR Loans (or Base Rate Loans determined with reference to Term SOFR or SOFR) or to convert Base Rate Loans to SOFR Loans, or to continue its portion of the Term Loan based upon Term SOFR, shall be suspended until such Lender notifies the Administrative Agent and the Lead Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, if necessary to avoid such illegality or impracticability, (i) in the case of any SOFR Loans of such Lender that are outstanding, the Borrowers shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all SOFR Loans of such Lender to Base Rate Loans (and if applicable, without reference to Term SOFR), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such SOFR Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such SOFR Loans, (ii) the Term Loan shall bear interest at a rate per annum equal to the Base Rate plus 4.75%, and (iii) in the case of any such Base Rate Loans of such Lender that are outstanding and that are determined with reference to Term SOFR, interest upon the Base Rate Loans of such Lender after the date specified in such Lender’s notice shall accrue interest at the rate then applicable to Base Rate Loans without reference to the Term SOFR component thereof. Upon any such prepayment or conversion or change in interest calculation, the Borrowers shall also pay accrued interest on the amount so prepaid or converted or changed.

c.
Inability to Determine Rates

.

i.
Subject to the provisions set forth in Section 3.03(b), if the Required Lenders determine that for any reason in connection with any request for a SOFR Loan or a conversion to or continuation thereof, or the determination of Term SOFR with respect to the Term Loan, that Term SOFR cannot be determined pursuant to the definition thereof on or prior to the first day of any Interest Period, then the Administrative Agent will promptly so notify the Lead Borrower and each Lender. Thereafter, the obligation of the Lenders to make any SOFR Loan or maintain the Term Loan based upon Term SOFR, and any right of any Borrower to convert any Loan or continue any Loan as a SOFR Loan, shall be suspended (to the extent of the affected SOFR Loans or the affected Interest Periods) until the Administrative Agent revokes such notice. Upon receipt of such notice, (i) the Lead Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of SOFR Loans or, failing that, will be deemed to have converted such request into a request for a Committed Borrowing of Base Rate Loans in the amount specified therein, (ii) the Term Loan shall bear interest at a rate per annum equal to the Base Rate plus 4.75%, and (iii) any outstanding affected SOFR Loans will be deemed to have been converted into Base Rate Loans at the end of the applicable Interest Period. Upon any such prepayment or conversion, the Borrowers shall also pay accrued interest on the amount so prepaid or converted.
ii.
Benchmark Replacement Setting.
1.
Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event, the Administrative Agent and the Lead Borrower may amend this Agreement to replace the then-current Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all affected Lenders and the Lead Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from the Lenders comprising the Required Lenders. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 3.03(b) will occur prior to the applicable Benchmark Transition Start Date.
2.
Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.
3.
Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Lead Borrower and the Lenders of (A) the implementation of any Benchmark Replacement and (B) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will notify the Lead Borrower of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 3.03(b)(iv) and (y) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 3.03(b), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 3.03(b).
4.
Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (A) if the then-current Benchmark is a term rate (including the Term SOFR Reference Rate) and either (1) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (2) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (B) if a tenor that was removed pursuant to clause (A) above either (1) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (2) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor.
5.
Benchmark Unavailability Period. Upon Administrative Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, (1) the Lead Borrower may revoke any pending request for a borrowing of, conversion to or continuation of SOFR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Lead Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans, and (2) any outstanding affected SOFR Loans will be deemed to have been converted to Base Rate Loans at the end of the applicable Interest Period. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Base Rate.
d.
Increased Costs.
a.
Increased Costs Generally. If any (x) Change in Law, or (y) compliance by any Lender or the L/C Issuer with any direction, request, or requirement (irrespective of whether having the force of law) of any Governmental Authority or monetary authority (including Regulation D of the FRB), shall:
i.
impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in (including, without limitation, in respect of any Letter of Credit) by, any Lender or the L/C Issuer;
ii.
subject any Lender or the L/C Issuer to any tax of any kind whatsoever with respect to this Agreement, any Letter of Credit, any participation in a Letter of Credit or any Loan made by it, or change the basis of taxation of payments to such Lender or the L/C Issuer in respect thereof (except for Taxes imposed by way of withholding or deduction, Indemnified Taxes or Other Taxes and amounts relating to the foregoing which shall be governed solely and exclusively by Section 3.01, and the imposition of, or any change in the rate of, any Excluded Tax payable by such Lender or the L/C Issuer); or
iii.
impose on any Lender or the L/C Issuer any other condition, cost or expense affecting this Agreement or SOFR Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase, directly or indirectly, the cost to such Lender of making or maintaining any SOFR Loan (or any Base Rate Loan determined with reference to Term SOFR) (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or the L/C Issuer of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or the L/C Issuer hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or the L/C Issuer, the Borrowers will promptly pay to such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer, as the case may be, for such additional costs incurred or reduction suffered, together with interest on such amount from the date of such demand until payment in full thereof at the rate then applicable to Base Rate Loans hereunder.

b.
Capital Requirements. If any Lender or the L/C Issuer determines that any Change in Law affecting such Lender or the L/C Issuer or any Lending Office of such Lender or such Lender’s or the L/C Issuer’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or the L/C Issuer’s capital or liquidity or on the capital or liquidity of such Lender’s or the L/C Issuer’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the L/C Issuer, to a level below that which such Lender or the L/C Issuer or such Lender’s or the L/C Issuer’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the L/C Issuer’s policies and the policies of such Lender’s or the L/C Issuer’s holding company with respect to adequacy of capital ~~adequacy~~and liquidity), then from time to time the Borrowers will pay to such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer or such Lender’s or the L/C Issuer’s holding company for any such reduction suffered.
c.
Certificates for Reimbursement. A certificate of a Lender or the L/C Issuer setting forth the amount or amounts necessary to compensate such Lender or the L/C Issuer or its holding company, as the case may be, as specified in subsection (a) or (b) of this Section and delivered to the Lead Borrower shall be conclusive absent manifest error. The Borrowers shall pay such Lender or the L/C Issuer, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.
d.
Delay in Requests. Failure or delay on the part of any Lender or the L/C Issuer to demand compensation pursuant to the foregoing provisions of this Section shall not constitute a waiver of such Lender’s or the L/C Issuer’s right to demand such compensation, provided that the Borrowers shall not be required to compensate a Lender or the L/C Issuer pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than nine months prior to the date that such Lender or the L/C Issuer, as the case may be, notifies the Lead Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or the L/C Issuer’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof).
e.
Compensation for Losses

.

Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrowers shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:

i.
any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise);
ii.
any failure by the Borrowers (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by the Lead Borrower; or
iii.
any assignment of a SOFR Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Lead Borrower pursuant to Section 10.13;

including any reasonably calculable loss of anticipated profits and any actual loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained. The Borrowers shall also pay any customary administrative fees charged by such Lender in connection with the foregoing, provided such administrative charges are associated with the foregoing but not duplicative of the compensation for such loss, cost or expense otherwise described in this Section 3.05.

Anything to the contrary contained herein notwithstanding, neither Administrative Agent, nor any Lender, nor any of their Participants, is required actually to acquire eurodollar deposits to fund or match fund any Obligation as to which interest accrues based on Term SOFR or the Term SOFR Reference Rate.

A certificate of the Administrative Agent or a Lender delivered to Borrowers setting forth in reasonable detail any amount or amounts that the Administrative Agent or such Lender is entitled to receive pursuant to this Section 3.05 shall be conclusive absent manifest error. Borrowers shall pay such amount to the Administrative Agent or such Lender, as applicable, within 10 days of the date of their receipt of such certificate.

f.
Mitigation Obligations; Replacement of Lenders.
a.
Designation of a Different Lending Office. If any Lender requests compensation under Section 3.04, or the Borrowers are required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, then such Lender shall use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and (ii) in each case, would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrowers hereby agree to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.
b.
Replacement of Lenders. If any Lender requests compensation under Section 3.04, or if the Borrowers are required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, the Borrowers may replace such Lender in accordance with Section 10.13.
g.
Survival

.

All of the Borrowers’ obligations under this Article III shall survive termination of the Aggregate Revolving Commitments and repayment of the Term Loan, the Committed Revolving Loans, the Swing Line Loans and all other Obligations hereunder.

h.
Designation of Lead Borrower as Borrowers’ Agent.
a.
Each Borrower hereby irrevocably designates and appoints the Lead Borrower as such Borrower’s agent to obtain Credit Extensions, the proceeds of which shall be available to each Borrower for such uses as are permitted under this Agreement. As the disclosed principal for its agent, each Borrower shall be obligated to each Credit Party on account of Credit Extensions so made as if made directly by the applicable Credit Party to such Borrower, notwithstanding the manner by which such Credit Extensions are recorded on the books and records of the Lead Borrower and of any other Borrower. In addition, each Loan Party other than the Borrowers hereby irrevocably designates and appoints the Lead Borrower as such Loan Party’s agent to represent such Loan Party in all respects under this Agreement and the other Loan Documents.
b.
Each Borrower recognizes that credit available to it hereunder is in excess of and on better terms than it otherwise could obtain on and for its own account and that one of the reasons therefor is its joining in the credit facility contemplated herein with all other Borrowers. Consequently, each Borrower hereby assumes and agrees to discharge all Obligations of each of the other Borrowers.
c.
The Lead Borrower shall act as a conduit for each Borrower (including itself, as a “Borrower”) on whose behalf the Lead Borrower has requested a Credit Extension. Neither the Administrative Agent nor any other Credit Party shall have any obligation to see to the application of such proceeds therefrom.
4.

CONDITIONS PRECEDENT TO CREDIT EXTENSIONS
a.
Conditions of Initial Credit Extension

.

The obligation of the L/C Issuer and each Lender to make its initial Credit Extension hereunder was subject to satisfaction of the following conditions precedent:

i.
The Administrative Agent’s receipt of the following, each of which shall be originals, telecopies or other electronic image scan transmission (e.g., “pdf” or “tif “ via e-mail) (followed promptly by originals) unless otherwise specified, each properly executed by a

Responsible Officer of the signing Loan Party, each dated the Restatement Date (or, in the case of certificates of governmental officials, a recent date before the Restatement Date) and each in form and substance satisfactory to the Administrative Agent:
1.
executed counterparts of this Agreement sufficient in number for distribution to the Administrative Agent, each Lender and the Lead Borrower;
2.
a Note executed by the Borrowers in favor of each Lender requesting a Note;
3.
such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require evidencing (A) the authority of each Loan Party to enter into this Agreement and the other Loan Documents to which such Loan Party is a party or is to become a party and (B) the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party or is to become a party;
4.
copies of each Loan Party’s Organization Documents and such other documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and that each Loan Party is validly existing, in good standing and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to so qualify in such jurisdiction could not reasonably be expected to have a Material Adverse Effect;
5.
a favorable opinion of each of Ballard Spahr LLP, counsel to the Loan Parties, each addressed to the Agents, the L/C Issuer and each Lender, as to such matters concerning the Loan Parties and the Loan Documents as the Administrative Agent may reasonably request;
6.
a certificate signed by a Responsible Officer of the Lead Borrower certifying (A) that the conditions specified in Sections 4.02(a) and (b) have been satisfied, (B) that there has been no event or circumstance since the date of the Audited Financial Statements (as defined in this Agreement as in effect immediately prior to the Second Amendment Effective Date) that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect, (C) to the Solvency of the Loan Parties as of the Restatement Date after giving effect to the transactions contemplated hereby, and (D) either that (1) no consents, licenses or approvals are required in connection with the execution, delivery and performance by such Loan Party and the validity against such Loan Party of the Loan Documents to which it is a party, or (2) that all such consents, licenses and approvals have been obtained and are in full force and effect;
7.
evidence that all insurance required to be maintained pursuant to the Loan Documents and all endorsements in favor of the Agents required under the Loan Documents have been obtained and are in effect;

8.
a payoff letter from the agent for the lenders under the Existing Term Loan Agreement satisfactory in form and substance to the Administrative Agent evidencing that the Existing Term Loan Agreement has been or concurrently with the Restatement Date is being terminated, all obligations thereunder are being paid in full, and all Liens securing obligations under the Existing Term Loan Agreement have been or concurrently with the Restatement Date are being released;
9.
the Security Documents and certificates evidencing any stock being pledged thereunder, together with undated stock powers executed in blank, each duly executed by the applicable Loan Parties;
10.
all other Loan Documents, each duly executed by the applicable Loan Parties;
11.
(A) appraisals (based on net liquidation value) by a third party appraiser acceptable to the Collateral Agent of all Inventory of the Borrowers, the results of which are satisfactory to the Collateral Agent and (B) a written report regarding the results of a commercial finance examination of the Loan Parties, which shall be satisfactory to the Collateral Agent;
12.
results of searches or other evidence reasonably satisfactory to the Collateral Agent (in each case dated as of a date reasonably satisfactory to the Collateral Agent) indicating the absence of Liens on the assets of the Loan Parties, except for Permitted Encumbrances and Liens for which termination statements and releases satisfactory to the Collateral Agent are being tendered concurrently with such extension of credit or other arrangements satisfactory to the Collateral Agent for the delivery of such termination statements and releases have been made;
13.
(A) all documents and instruments, including Uniform Commercial Code financing statements, required by law or reasonably requested by the Collateral Agent to be filed, registered or recorded to create or perfect the first priority Liens intended to be created under the Loan Documents and all such documents and instruments shall have been so filed, registered or recorded to the satisfaction of the Collateral Agent, (B) the DDA Notifications, Credit Card Notifications, and Blocked Account Agreements required pursuant to Section 6.13 hereof, (C) control agreements with respect to the Loan Parties’ securities and investment accounts, and (D) Collateral Access Agreements as required by the Collateral Agent; and
14.
such other assurances, certificates, documents, consents or opinions as the Agents reasonably may require.
ii.
After giving effect to (i) the first funding under the Loans, (ii) any charges to the Loan Account made in connection with the establishment of the credit facility contemplated hereby and (iii) all Letters of Credit to be issued (or deemed issued) at, or immediately subsequent to, such establishment, Revolving Availability shall be not less than $50,000,000.
iii.
The Administrative Agent shall have received a Borrowing Base Certificate dated the Restatement Date, relating to the period ended as of May 19, 2018, and executed by a Responsible Officer of the Lead Borrower.

iv.
The Administrative Agent shall be reasonably satisfied that any financial statements delivered to it fairly present the business and financial condition of the Loan Parties and that there has been no Material Adverse Effect since the date of the most recent financial information delivered to the Administrative Agent.
v.
The Administrative Agent shall have received and be satisfied with (i) a detailed forecast for the period commencing on the Restatement Date and ending April 30, 2019, which shall include a Revolving Availability model, Consolidated income statement, balance sheet, and statement of cash flow, by month, each prepared in conformity with GAAP and consistent with the Loan Parties’ then current practices and (b) such other information (financial or otherwise) reasonably requested by the Administrative Agent.
vi.
There shall not be pending any litigation or other proceeding, the result of which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.
vii.
There shall not have occurred any default of any Material Contract of any Loan Party.
viii.
The consummation of the transactions contemplated hereby shall not violate any Applicable Law or any Organization Document.
ix.
All fees required to be paid to the Administrative Agent, the Term Loan Agent and to the Lenders on or before the Restatement Date shall have been paid in full.
x.
The Borrowers shall have paid all fees, charges and disbursements of counsels to the Administrative Agent and the Term Loan Agent to the extent invoiced prior to or on the Restatement Date, plus such additional amounts of such fees, charges and disbursements as shall constitute the Administrative Agent’s or the Term Loan Agent’s, as applicable, reasonable estimate of such fees, charges and disbursements incurred or to be incurred by such Person through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrowers, the Administrative Agent and the Term Loan Agent).
xi.
The Administrative Agent and the Lenders shall have received an executed Certificate of Beneficial Ownership (as defined in this Agreement as in effect immediately prior to the First Amendment Effective Date) with respect to each Borrower and such other documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the Patriot Act, in each case, the results of which are reasonably satisfactory to the Administrative Agent and the Lenders.
xii.
No material changes in governmental regulations or policies affecting any Loan Party or any Credit Party shall have occurred prior to the Restatement Date.
xiii.
There shall not have occurred any disruption or material adverse change in the United States financial or capital markets in general that has had, in the reasonable opinion of the Administrative Agent, a material adverse effect on the market for loan syndications or adversely affecting the syndication of the Loans.

Without limiting the generality of the provisions of Section 9.04, for purposes of determining compliance with the conditions specified in this Section 4.01, each Lender that has signed this Agreement shall be deemed to have Consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be Consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Restatement Date specifying its objection thereto.

b.
Conditions to all Credit Extensions

.

The obligation of each Lender to honor any Request for Credit Extension (other than a SOFR Loan Notice requesting only a continuation of SOFR Loans) and each L/C Issuer to issue each Letter of Credit is subject to the following conditions precedent:

i.
The representations and warranties of each Loan Party contained in Article V or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects on and as of the date of such Credit Extension, except (i) to the extent that such representations and warranties are qualified by materiality, in which case they shall be true and correct in all respects, (ii) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or in all respects, as applicable) as of such earlier date, and (iii) for purposes of this Section 4.02, the representations and warranties contained in subsections (a), (b) and (e) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a), (b), (c) and (d), respectively, of Section 6.01.
ii.
No Default shall exist, or would result from such proposed Credit Extension or from the application of the proceeds thereof.
iii.
The Administrative Agent and, if applicable, the L/C Issuer or the Swing Line Lender shall have received a Request for Credit Extension in accordance with the requirements hereof.
iv.
No event or circumstance which could reasonably be expected to result in a Material Adverse Effect shall have occurred.
v.
No Overadvance shall result from such Credit Extension.
vi.
If a Monthly BBC Reporting Event has occurred and is continuing, and the Borrowers have not yet delivered to the Administrative Agent a Borrowing Base Certificate reflecting the Revolving Borrowing Base ~~and~~, the Term Loan Borrowing Base and the ABL Term Loan Borrowing Base as of the end of the immediately preceding Fiscal Month as required by the first proviso of Section 6.02(c), Revolving Availability, as reflected on the most recent Borrowing Base Certificate required to be delivered prior to the commencement of such Monthly BBC Reporting Event, is, and after giving effect to the making of such Credit Extension will be, greater than 60% of the Adjusted Combined Loan Cap.

Each Request for Credit Extension (other than a SOFR Loan Notice requesting only a continuation of SOFR Loans) submitted by the Borrower shall be deemed to be a representation and warranty by the

Borrowers that the conditions specified in Sections 4.02(a), (b), (d), (e) and (~~b~~f) have been satisfied on and as of the date of the applicable Credit Extension. The conditions set forth in this Section 4.02 are for the sole benefit of the Credit Parties but until the Required Lenders otherwise direct the Administrative Agent to cease making Loans and the L/C Issuer to cease issuing Letters of Credit, the Lenders will fund their Applicable Percentage of all Loans and participate in all Swing Line Loans and Letters of Credit whenever made or issued, which are requested by the Lead Borrower and which, notwithstanding the failure of the Loan Parties to comply with the provisions of this Article IV, agreed to by the Administrative Agent, provided, however, the making of any such Loans or the issuance of any Letters of Credit shall not be deemed a modification or waiver by any Credit Party of the provisions of this Article IV on any future occasion or a waiver of any rights of the Credit Parties as a result of any such failure to comply.

5.

REPRESENTATIONS AND WARRANTIES

To induce the Credit Parties to enter into this Agreement and to make Loans and to issue Letters of Credit hereunder, each Loan Party represents and warrants to the Administrative Agent and the other Credit Parties that:

a.
Existence, Qualification and Power

.

Each Loan Party and each Subsidiary thereof (a) is a corporation, limited liability company, partnership or limited partnership, duly incorporated, organized or formed, validly existing and, where applicable, in good standing under the Laws of the jurisdiction of its incorporation, organization, or formation (b) has all requisite power and authority and all requisite governmental licenses, permits, authorizations, consents and approvals to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, and (c) is duly qualified and is licensed and, where applicable, in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license; except in each case referred to in clause (b)(i) or (c), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect. Schedule 5.01 annexed hereto sets forth, as of the ~~First~~Second Amendment Effective Date, each Loan Party’s name as it appears in official filings in its state of incorporation or organization, its state of incorporation or organization, organization type, organization number, if any, issued by its state of incorporation or organization, and its federal employer identification number.

b.
Authorization; No Contravention

.

The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is or is to be a party, has been duly authorized by all necessary corporate or other organizational action, and does not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict in any material respect with or result in any breach, termination, or contravention of, or constitute a default under, or require any payment to be made under (i) any Material Contract or any Material Indebtedness to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental

Authority or any arbitral award to which such Person or its property is subject; (c) result in or require the creation of any Lien upon any asset of any Loan Party (other than Liens in favor of the Collateral Agent under the Security Documents and Permitted Encumbrances described in clause (p) of such definition); or (d) violate any Law except where such violation would not reasonably be expected to result in a Material Adverse Effect.

c.
Governmental Authorization; Other Consents

.

No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document, except for (a) the perfection or maintenance of the Liens created under the Security Documents (including the first priority nature thereof, subject to Permitted Encumbrances that have priority by operation of law and, with respect to ABL Term Priority Collateral, Permitted Encumbrances described in clause (p) of the definition of such term) or (b) such as have been obtained or made and are in full force and effect.

d.
Binding Effect

.

This Agreement has been, and each other Loan Document, when delivered, will have been, duly executed and delivered by each Loan Party that is party thereto. This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

e.
Financial Statements; No Material Adverse Effect.
a.
The Audited Financial Statements (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; (ii) fairly present the financial condition of the Parent and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby; and (iii) show all Material Indebtedness and other liabilities, direct or contingent, of the Parent and its Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Indebtedness.
b.
Each unaudited Consolidated and consolidating balance sheet of the Parent and its Subsidiaries delivered pursuant to Section 6.01(b) and (c) since the date of the audited Consolidated and consolidating financial statements most recently delivered pursuant to Section 6.01(a), and the related Consolidated and consolidating statements of income or operations and cash flows for the applicable fiscal periods ended on the dates reflected in each such unaudited balance sheet, (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and (ii) fairly present the financial condition of the Parent and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby, subject, in the case of clauses (i) and (ii), to the absence of footnotes and to normal year-end audit adjustments. Schedule 5.05 sets forth, as of the date of such financial statements, all Material Indebtedness of the Loan Parties and

their Consolidated Subsidiaries, including liabilities for taxes, material commitments and Material Indebtedness, in each case to the extent not otherwise set forth in such financial statements.
c.
Since the date of the Audited Financial Statements, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.

d. Intentionally Omitted.

e. The Consolidated and consolidating forecasted balance sheet and statements of income and cash flows of the Parent and its Subsidiaries delivered pursuant to Section 6.01(d) will be prepared in good faith on the basis of the assumptions stated therein, which assumptions were fair in light of the conditions existing at the time of delivery of such forecasts, and represented, at the time of delivery, the Loan Parties’ best estimate of its future financial performance.

f.
Litigation

.

There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Loan Parties, threatened in writing, at law, in equity, in arbitration or before any Governmental Authority, by or against any Loan Party or any of its Subsidiaries or against any of its properties or revenues that (a) purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby, or (b) except as specifically disclosed in Schedule 5.06, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, and there has been no adverse change in the status, or financial effect on any Loan Party or any Subsidiary thereof, of the matters described on Schedule 5.06 that could reasonably be expected to have a Material Adverse Effect.

g.
No Default.

Except as disclosed on Schedule 5.07, as of the ~~First~~Second Amendment Effective Date, no Loan Party or any Subsidiary is in default under or with respect to any Material Contract or any Material Indebtedness. No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document.

h.
Ownership of Property; Liens.
a.
Each of the Loan Parties and each Subsidiary thereof has good record and marketable title in fee simple to or valid leasehold interests in, all real property necessary or used in the ordinary conduct of its business, free and clear of all Liens, other than Permitted Encumbrances. Each of the Loan Parties and each Subsidiary has good and marketable title to, valid leasehold interests in, or valid licenses to use all personal property and assets material to the ordinary conduct of its business.
b.
Schedule 5.08(b)(1) sets forth the address (including street address, county and state) of all Real Estate that is owned by the Loan Parties, together with a list of the holders of any mortgage or other Lien thereon as of the ~~First~~Second Amendment Effective Date. Schedule 5.08(b)(2) sets forth the address (including street address, county and state) of all Leases of the Loan Parties, together with a list of the lessor and its contact information with respect to each such Lease as of the

~~First~~Second Amendment Effective Date. Each of such Leases is in full force and effect and the Loan Parties are not in default of the terms thereof.
c.
Schedule 7.01 sets forth a complete and accurate list of all Liens on the property or assets of each Loan Party and each of its Subsidiaries, showing as of the ~~First~~Second Amendment Effective Date the lienholder thereof, the principal amount of the obligations secured thereby and the property or assets of such Loan Party or such Subsidiary subject thereto. The property of each Loan Party and each of its Subsidiaries is subject to no Liens, other than Permitted Encumbrances.
d.
Schedule 7.02 sets forth a complete and accurate list of all Investments held by any Loan Party or any Subsidiary of a Loan Party on the ~~First~~Second Amendment Effective Date, showing as of the ~~First~~Second Amendment Effective Date the amount, obligor or issuer and maturity, if any, thereof.
e.
Schedule 7.03 sets forth a complete and accurate list of all Indebtedness of each Loan Party or any Subsidiary of a Loan Party on the ~~First~~Second Amendment Effective Date, showing as of the ~~First~~Second Amendment Effective Date the amount, obligor or issuer and maturity thereof.
i.
Environmental Compliance.
a.
Except as specifically disclosed in Schedule 5.09, no Loan Party or any Subsidiary thereof (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) to the Knowledge of the Senior Executive Officers, is aware of any basis for any Environmental Liability, except, in each case, as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
b.
Except as otherwise set forth in Schedule 5.09, (i) none of the properties currently or formerly owned or currently operated by any Loan Party or any Subsidiary thereof is listed or proposed for listing on the NPL or on the CERCLIS or any analogous foreign, state or local list; (ii) there are no underground or above-ground storage tanks or any surface impoundments, septic tanks, pits, sumps or lagoons in which Hazardous Materials are being or have been treated, stored or disposed on any property currently owned by any Loan Party or any Subsidiary thereof; (iii) to the Knowledge of the Senior Executive Officers, there is no asbestos or asbestos-containing material on any property currently owned or operated by any Loan Party or Subsidiary thereof; and (iv) Hazardous Materials have not been unlawfully released, discharged or disposed of by any Loan Party or Subsidiary thereof on any property currently or formerly owned or operated by any Loan Party or any Subsidiary thereof.
c.
Except as otherwise set forth on Schedule 5.09, no Loan Party or any Subsidiary thereof is undertaking, and no Loan Party or any Subsidiary thereof has completed, either individually or together with other potentially responsible parties, any investigation or assessment or remedial or response action relating to any actual or threatened release, discharge or disposal of Hazardous Materials at any site, location or operation, either voluntarily or pursuant to the order of any Governmental Authority or the requirements of any Environmental Law; and all Hazardous Materials generated, used, treated, handled or stored at, or transported to or from, any property currently or formerly owned or operated by any Loan Party or any Subsidiary thereof have been disposed of in a manner not reasonably expected to result in material liability to any Loan Party or any Subsidiary thereof.

j.
Insurance

.

The properties of the Loan Parties and their Subsidiaries are insured with insurance companies which are financially sound and reputable to the actual knowledge of the Senior Executive Officers and which are not Affiliates of the Loan Parties, in such amounts, with such deductibles and covering such risks (including, without limitation, workmen’s compensation, public liability, business interruption and property damage insurance) as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Loan Parties or the applicable Subsidiary operates. Schedule 5.10 sets forth a description of all insurance maintained by or on behalf of the Loan Parties as of the ~~First~~Second Amendment Effective Date. Each insurance policy listed on Schedule 5.10 is in full force and effect and all premiums in respect thereof that are due and payable have been paid.

k.
Taxes

.

The Loan Parties and their Subsidiaries have filed all Federal, state and other material tax returns and reports required to be filed, and have paid all Federal, state and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings being diligently conducted, for which adequate reserves have been provided in accordance with GAAP, as to which Taxes no Lien (other than Permitted Encumbrances) has been filed and which contest effectively suspends the collection of the contested obligation and the enforcement of any Lien securing such obligation. None of the Loan Parties or any of their Subsidiaries has received written notice of a proposed tax assessment against any such Loan Party or Subsidiary that would, if made, have a Material Adverse Effect. No Loan Party or any Subsidiary thereof is a party to any tax sharing agreement.

l.
ERISA Compliance.
a.
The Lead Borrower, each of its ERISA Affiliates, and each Plan is in substantial compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state Laws. Each Plan that is intended to qualify under Section 401(a) of the Code or sponsor of such plan has received a favorable determination, opinion or advisory letter from the IRS or an application for such a letter is currently being processed by the IRS with respect thereto and, to the knowledge of the Loan Parties, nothing has occurred which would prevent, or cause the loss of, such qualification. The Loan Parties and each ERISA Affiliate have made all required contributions to each Plan subject to Sections 412 or 430 of the Code and to each Multiemployer Plan, and no application for a funding waiver or an extension of any amortization period pursuant to Sections 412 or 430 of the Code has been made with respect to any Plan. No Lien imposed under the Code or ERISA exists to the Knowledge of the Loan Parties or is likely to arise on account of any Plan or Multiemployer Plan.
b.
There are no pending or, to the knowledge of the Loan Parties, threatened (in writing) claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or, if applicable, violation of the ERISA fiduciary responsibility rules with respect to any Plan that has resulted or to the Knowledge of the Loan Parties could reasonably be expected to result in a Material Adverse Effect.

c.
(i) No ERISA Event has occurred or is reasonably expected to occur; (ii) no Pension Plan has any Unfunded Pension Liability; (iii) neither any Loan Party nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither any Loan Party nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Sections 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (v) neither any Loan Party nor any ERISA Affiliate has engaged in a transaction that could be subject to Sections 4069 or 4212(c) of ERISA.
m.
Subsidiaries; Equity Interests

.

The Loan Parties have no Subsidiaries as of the ~~First~~Second Amendment Effective Date other than those specifically disclosed in Part (a) of Schedule 5.13, which Schedule sets forth the legal name, jurisdiction of incorporation or formation and authorized Equity Interests of each such Subsidiary. All of the outstanding Equity Interests in such Subsidiaries have been validly issued, are fully paid and non-assessable and are owned by a Loan Party (or a Subsidiary of a Loan Party) in the amounts specified on Part (a) of Schedule 5.13 free and clear of all Liens except for those created under the Security Documents and Permitted Encumbrances described in clause (p) of the definition of such term. Except as set forth in Schedule 5.13, there are no outstanding rights to purchase any Equity Interests in any Subsidiary as of the ~~First~~Second Amendment Effective Date. The Loan Parties have no equity investments as of the ~~First~~Second Amendment Effective Date in any other corporation or entity other than those specifically disclosed in Part (b) of Schedule 5.13. All of the outstanding Equity Interests in the Loan Parties have been validly issued, and are fully paid and non-assessable and are owned in the amounts specified on Part (c) of Schedule 5.13 free and clear of all Liens except for those created under the Security Documents and Permitted Encumbrances described in clause (p) of the definition of such term. The copies of the Organization Documents of each Loan Party and each amendment thereto provided pursuant to Section 4.01 are true and correct copies of each such document, each of which is valid and in full force and effect. The Beneficial Ownership Certification executed and delivered to the Administrative Agent and the Lenders for each Borrower on or prior to the ~~First~~Second Amendment Effective Date, as updated from time to time in accordance with this Agreement, is accurate, complete and correct as of the ~~First~~Second Amendment Effective Date and as of the date any such update is delivered.

n.
Margin Regulations; Investment Company Act.
a.
Neither any Loan Party nor any of its Subsidiaries owns any Margin Stock or is engaged or will be engaged, principally or as one of its important activities, in the business of purchasing or carrying Margin Stock, or extending credit for the purpose of purchasing or carrying Margin Stock. None of the proceeds of the Credit Extensions shall be used directly or indirectly for the purpose of purchasing or carrying any Margin Stock, for the purpose of extending credit to others for the purpose of purchasing or carrying any Margin Stock, or for any purpose that violates the provisions of Regulation T, U or X of the FRB. Neither any Loan Party nor any of its Subsidiaries expects to acquire any Margin Stock.

b.
None of the Loan Parties, any Person Controlling any Loan Party, or any Subsidiary is or is required to be registered as an “investment company” under the Investment Company Act of 1940.
o.
Disclosure

.

Each Loan Party has disclosed to the Administrative Agent and the Lenders all agreements, instruments and corporate or other restrictions to which it or any of its Subsidiaries is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. No report, financial statement, certificate or other information furnished (whether in writing or orally) by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document (in each case, as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, the Loan Parties represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

p.
Compliance with Laws

Each of the Loan Parties and each Subsidiary is in compliance (A) in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (i) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (ii) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, and (B) with Sections 10.17 and 10.18.

q.
Intellectual Property; Licenses, Etc.

The Loan Parties and their Subsidiaries own, or possess the right to use, all of the Intellectual Property, licenses, permits and other authorizations that are reasonably necessary for the operation of their respective businesses, without conflict with the rights of any other Person. To the knowledge of the Lead Borrower, no slogan or other advertising device, product, process, method, part or other material now employed, or now contemplated to be employed, by any Loan Party or any Subsidiary infringes upon any rights held by any other Person. Except as specifically disclosed in Schedule 5.17, no claim or litigation regarding any of the foregoing is pending or, to the knowledge of the Lead Borrower, threatened in writing, which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

r.
Labor Matters.

There are no strikes, lockouts, slowdowns or other material labor disputes against any Loan Party or any Subsidiary thereof pending or, to the knowledge of any Loan Party, threatened in writing. To the Knowledge of the Senior Executive Officers, the hours worked by and payments made to employees of the Loan Parties comply with the Fair Labor Standards Act and any other applicable federal, state, local or foreign Law dealing with such matters except to the extent that any such violation could not reasonably be expected to have a Material Adverse Effect. No Loan Party or any of its Subsidiaries has incurred any material liability or obligation under the Worker Adjustment and Retraining Act or similar state Law. All payments due from any Loan Party and its Subsidiaries, or for which any claim may be made against any Loan Party or any of its Subsidiaries, on account of wages and employee health and welfare insurance and other benefits, have been paid or properly accrued in accordance with GAAP as a liability on the books of such Loan Party. Except as set forth on Schedule 5.18, no Loan Party or any Subsidiary is a party to or bound by any collective bargaining agreement, management agreement, employment agreement, bonus, restricted stock, stock option, or stock appreciation plan or agreement or any similar plan, agreement or arrangement which, in any case, could reasonably be expected to have a Material Adverse Effect. There are no representation proceedings pending or, to any Loan Party’s knowledge, threatened in writing to be filed with the National Labor Relations Board, and no labor organization or group of employees of any Loan Party or any Subsidiary has made a pending demand in writing for recognition. Except as set forth on Schedule 5.18, there are no complaints, unfair labor practice charges, grievances, arbitrations, unfair employment practices charges or any other claims or complaints against any Loan Party or any Subsidiary pending or, to the knowledge of any Loan Party, threatened in writing to be filed with any Governmental Authority or arbitrator based on, arising out of, in connection with, or otherwise relating to the employment or termination of employment of any employee of any Loan Party or any of its Subsidiaries. The consummation of the transactions contemplated by the Loan Documents will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which any Loan Party or any of its Subsidiaries is bound.

s.
Security Documents.
i.
The Security Agreement creates in favor of the Collateral Agent, for the benefit of the Secured Parties referred to therein, a legal, valid, continuing and enforceable security interest in the Collateral (as defined in the Security Agreement), the enforceability of which is subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. The financing statements, releases and other filings are in appropriate form and have been or will be filed in the offices specified in the Perfection Certificate. Upon such filings and/or the obtaining of “control” (as defined in the UCC), the Collateral Agent will have a perfected Lien on, and security interest in, to and under all right, title and interest of the grantors thereunder in all Collateral that may be perfected by filing, recording or registering a financing statement or analogous document (including without limitation the proceeds of such Collateral subject to the limitations relating to such proceeds in the UCC) or by obtaining control, under the UCC (in effect on the date this representation is made) in each case prior and superior in right to any other Person (other than Permitted Encumbrances having priority by operation of law and, with respect to ABL Term Priority Collateral, Permitted Encumbrances described in clause (p) of the definition of such term).
ii.
When the Security Agreement (or a short form thereof) is filed in the United States Patent and Trademark Office and the United States Copyright Office and when financing statements, releases and other filings in appropriate form are filed in the offices specified in Schedule II of the Security Agreement, the Collateral Agent shall have a perfected Lien on, and security interest in, all right, title and interest of the applicable Loan Parties in the Intellectual

Property (as defined in the Security Agreement) in which a security interest may be perfected by filing, recording or registering a security agreement, financing statement or analogous document in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, in each case prior and superior in right to any other Person (other than Permitted Encumbrances having priority by operation of law and, with respect to ABL Term Priority Collateral, Permitted Encumbrances described in clause (p) of the definition of such term) (it being understood that subsequent recordings in the United States Patent and Trademark Office and the United States Copyright Office may be necessary to perfect a Lien on registered trademarks, trademark applications and copyrights acquired by the Loan Parties after the Second Amendment Effective Date).
t.
Solvency.

After giving effect to the transactions contemplated by this Agreement and the ABL Term Documents, and before and after giving effect to each Credit Extension, the Loan Parties, on a Consolidated basis, are Solvent. No transfer of property has been or will be made by any Loan Party and no obligation has been or will be incurred by any Loan Party in connection with the transactions contemplated by this Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of any Loan Party.

u.
Deposit Accounts; Credit Card Arrangements.
a.
Annexed hereto as Schedule 5.21(a) is a list of all DDAs and Blocked Accounts maintained by the Loan Parties as of the ~~First~~Second Amendment Effective Date, which Schedule includes, with respect to each DDA and each Blocked Account (i) the name and address of the depository; (ii) the account number(s) maintained with such depository; (iii) a contact person at such depository, and (iv) the identification of each Blocked Account Bank.
b.
Annexed hereto as Schedule 5.21(b) is a list describing all arrangements as of the ~~First~~Second Amendment Effective Date to which any Loan Party is a party with respect to the processing and/or payment to such Loan Party of the proceeds of any credit card charges, debit card charges and other e-commerce charges for sales made by such Loan Party.
v.
Brokers

.

No broker or finder brought about the obtaining, making or closing of the Loans or transactions contemplated by the Loan Documents, and no Loan Party or Affiliate thereof has any obligation to any Person in respect of any finder’s or brokerage fees in connection therewith.

w.
Customer and Trade Relations

.

Except for matters which, either individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, there exists no actual or, to the knowledge of any Loan Party, threatened in writing, termination or cancellation of, or any material adverse modification or change in the business relationship of any Loan Party with any supplier material to its operations.

x.
Material Contracts

.

Schedule 5.24 sets forth all Material Contracts to which any Loan Party is a party or is bound as of the ~~First~~Second Amendment Effective Date. The Loan Parties have delivered true, correct and complete copies of such Material Contracts to the Administrative Agent on or before the ~~First~~Second Amendment Effective Date. The Loan Parties are not in breach or in default in any material respect of or under any Material Contract and have not received any notice of the intention of any other party thereto to terminate any Material Contract.

y.
Casualty

.

Neither the businesses nor the properties of any Loan Party or any of its Subsidiaries are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

z.
OFAC; Sanctions; Anti-Corruption Laws; Anti-Money Laundering Laws.

No Loan Party nor any of its Subsidiaries is in violation of any Sanctions. No Loan Party nor any of its Subsidiaries nor, to the knowledge of such Loan Party, any director, officer, employee, agent or Affiliate of such Loan Party or such Subsidiary (a) is a Sanctioned Person or a Sanctioned Entity, (b) has any assets located in Sanctioned Entities, or (c) derives revenues from investments in, or transactions with Sanctioned Persons or Sanctioned Entities. Each of the Loan Parties and its Subsidiaries has implemented and maintains in effect policies and procedures designed to ensure compliance by the Loan Parties and their Subsidiaries and their respective directors, officers, employees, agents and Affiliates with all Sanctions, Anti-Corruption Laws and Anti-Money Laundering Laws. Each of the Loan Parties and its Subsidiaries, and to the knowledge of each such Loan Party, each director, officer, employee, agent and Affiliate of each such Loan Party and each such Subsidiary, is in compliance (i) with all Sanctions, and (ii) in all material respects with all Anti-Corruption Laws and Anti-Money Laundering Laws. No proceeds of any loan made or Letter of Credit issued hereunder will be used to fund any operations in, finance any investments or activities in, or make any payments to, a Sanctioned Person or a Sanctioned Entity, or otherwise used in any manner that would result in a violation of any applicable Sanctions, Anti-Corruption Laws or Anti-Money Laundering Laws by any Person (including any Credit Party or other individual or entity participating in any transaction).

aa.
Patriot Act

.

To the extent applicable, each Loan Party is in compliance, in all material respects, with the (a) Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (b) Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA Patriot Act of 2001, as amended) (the “Patriot Act”).

bb.
Swap Contracts

.

On each date that any Swap Contract is executed by any Provider, each Loan Party satisfies all eligibility, suitability and other requirements under the Commodity Exchange Act and the Commodity Futures Trading Commission regulations.

6.

AFFIRMATIVE COVENANTS

Until Payment in Full of the Obligations, the Loan Parties shall, and shall (except in the case of the covenants set forth in Sections 6.01, 6.02, and 6.03) cause each Subsidiary to:

a.
Financial Statements

.

Deliver to the Administrative Agent and the Term Loan Agent, in form and detail satisfactory to the Administrative Agent and the Term Loan Agent:

i.
as soon as available, but in any event within 90 days after the end of each Fiscal Year of the Parent, a Consolidated and, if requested by the Administrative Agent or the Term Loan Agent, consolidating balance sheet of the Parent and its Subsidiaries as at the end of such Fiscal Year, and the related Consolidated, and if so requested, consolidating statements of income or operations, Shareholders’ Equity and cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, all in reasonable detail and prepared in accordance with GAAP, such Consolidated statements to be audited and accompanied by (i) a report and unqualified opinion of a Registered Public Accounting Firm reasonably acceptable to the Administrative Agent, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit ,and such consolidating statements to be certified by a Responsible Officer of the Lead Borrower to the effect that such statements are fairly stated in all material respects when considered in relation to the Consolidated financial statements of the Parent and its Subsidiaries;
ii.
as soon as available, but in any event within 45 days after the end of each of the Fiscal Quarters of each Fiscal Year of the Parent, a Consolidated and, if requested by the Administrative Agent or the Term Loan Agent, consolidating balance sheet of the Parent and its Subsidiaries as at the end of such Fiscal Quarter, and the related Consolidated, and if so requested, consolidating statements of income or operations, Shareholders’ Equity and cash flows for such Fiscal Quarter and for the portion of the Parent’s Fiscal Year then ended, setting forth in each case in comparative form the figures for (A) such period set forth in the projections delivered pursuant to Section 6.01(d) hereof, (B) the corresponding Fiscal Quarter of the previous Fiscal Year and (C) the corresponding portion of the previous Fiscal Year, all in reasonable detail, such Consolidated statements to be certified by a Responsible Officer of the Lead Borrower as fairly presenting the financial condition, results of operations, Shareholders’ Equity and cash flows of the Parent and its Subsidiaries as of the end of such Fiscal Quarter in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes and such consolidating statements to be certified by a Responsible Officer of the Lead

Borrower to the effect that such statements are fairly stated in all material respects when considered in relation to the Consolidated financial statements of the Parent and its Subsidiaries;
iii.
if requested by the Administrative Agent or the Term Loan Agent, as soon as available, but in any event within 30 days after the end of each of the Fiscal Months of each Fiscal Year of the Parent, a Consolidated and consolidating balance sheet of the Parent and its Subsidiaries as at the end of such Fiscal Month, and the related Consolidated, and if so requested, consolidating statements of income or operations, Shareholders’ Equity and cash flows for such Fiscal Month, and for the portion of the Parent’s Fiscal Year then ended, setting forth in each case in comparative form the figures for (A) such period set forth in the projections delivered pursuant to Section 6.01(d) hereof, (B) the corresponding Fiscal Month of the previous Fiscal Year and (C) the corresponding portion of the previous Fiscal Year, all in reasonable detail, such Consolidated statements to be certified by a Responsible Officer of the Lead Borrower as fairly presenting the financial condition, results of operations, Shareholders’ Equity and cash flows of the Parent and its Subsidiaries as of the end of such Fiscal Month in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes and such consolidating statements to be certified by a Responsible Officer of the Lead Borrower to the effect that such statements are fairly stated in all material respects when considered in relation to the Consolidated financial statements of the Parent and its Subsidiaries;
iv.
as soon as available, but in any event no later than sixty (60) days after the end of each Fiscal Year of the Parent, forecasts prepared by management of the Lead Borrower, in form satisfactory to the Administrative Agent and the Term Loan Agent, of Consolidated balance sheets and statements of income or operations and cash flows of the Parent and its Subsidiaries on a monthly basis for the immediately following Fiscal Year (including the Fiscal Year in which the Maturity Date occurs), and as soon as available, any significant revisions to such forecast with respect to such following Fiscal Year.
b.
Certificates; Other Information

.

Deliver to the Administrative Agent and the Term Loan Agent, in form and detail satisfactory to the Administrative Agent and the Term Loan Agent:

i.
concurrently with the delivery of the financial statements referred to in Section 6.01(a), a certificate of its Registered Public Accounting Firm certifying such financial statements;
ii.
(i) concurrently with the delivery of the financial statements referred to in Sections 6.01(a) and (b) and (c), a duly completed Compliance Certificate signed by a Responsible Officer of the Lead Borrower, and in the event of any change in generally accepted accounting principles used in the preparation of such financial statements, the Lead Borrower shall also provide a statement of reconciliation conforming such financial statements to GAAP, and (ii) concurrently with the delivery of the financial statements referred to in Sections 6.01(a) and (b) a copy of management’s discussion and analysis with respect to such financial statements;
iii.
on the fifteenth (15th) day of each Fiscal Quarter (or, if such day is not a Business Day, on the next succeeding Business Day), a Borrowing Base Certificate showing the Revolving

Borrowing Base ~~and~~, the Term Loan Borrowing Base and the ABL Term Loan Borrowing Base as of the close of business as of the last day of the immediately preceding Fiscal Quarter (provided that the Appraised Value applied to the Eligible Inventory set forth in each Borrowing Base Certificate shall be the Appraised Value set forth in the most recent appraisal obtained by the Administrative Agent pursuant to Section 6.10 hereof for the applicable Fiscal Quarter to which such Borrowing Base Certificate relates), each Borrowing Base Certificate to be certified as complete and correct by a Responsible Officer of the Lead Borrower; provided that subject to the immediately succeeding proviso, if a Monthly BBC Reporting Event has occurred and is continuing, unless otherwise agreed in writing by the Required Lenders, such Borrowing Base Certificate shall be delivered on the fifteenth (15th) day of each Fiscal Month (or, if such day is not a Business Day, on the next succeeding Business Day), and shall show the Revolving Borrowing Base ~~and~~, the Term Loan Borrowing Base and the ABL Term Loan Borrowing Base as of the close of business as of the last day of the immediately preceding Fiscal Month (provided that the Appraised Value applied to the Eligible Inventory set forth in each Borrowing Base Certificate shall be the Appraised Value set forth in the most recent appraisal obtained by the Administrative Agent pursuant to Section 6.10 hereof for the applicable Fiscal Month to which such Borrowing Base Certificate relates); provided further that if a Weekly BBC Reporting Event has occurred and is continuing, unless otherwise agreed in writing by the Required Lenders, such Borrowing Base Certificate shall be delivered on Wednesday of each week (or, if Wednesday is not a Business Day, on the next succeeding Business Day), and shall show the Revolving Borrowing Base ~~and~~, the Term Loan Borrowing Base and the ABL Term Loan Borrowing Base as of the close of business on the immediately preceding Saturday (provided that the Appraised Value applied to the Eligible Inventory set forth in each Borrowing Base Certificate shall be the Appraised Value set forth in the most recent appraisal obtained by the Administrative Agent pursuant to Section 6.10 hereof for the applicable week to which such Borrowing Base Certificate relates);
iv.
promptly upon the reasonable request of the Administrative Agent, copies of any detailed audit reports, management letters or recommendations submitted to the board of directors (or the audit committee of the board of directors) of any Loan Party by its Registered Public Accounting Firm in connection with the accounts or books of the Loan Parties or any Subsidiary, or any audit of any of them, including, without limitation, specifying any Internal Control Event;
v.
promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of the Loan Parties, and copies of all annual, regular, periodic and special reports and registration statements which any Loan Party may file or be required to file with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934 or with any national securities exchange, and in any case not otherwise required to be delivered to the Administrative Agent pursuant hereto;
vi.
the financial and collateral reports described on Schedule 6.02 hereto, at the times set forth in such Schedule;
vii.
as soon as available, but in any event within sixty (60) days after the end of each Fiscal Year of the Loan Parties, a report summarizing the insurance coverage (specifying type, amount and carrier) in effect for each Loan Party and its Subsidiaries and containing such additional information as the Administrative Agent, or any Lender or the Term Loan Agent through the Administrative Agent, may reasonably specify;

viii.
promptly after the Administrative Agent’s request therefor, copies of all Material Contracts and documents evidencing Material Indebtedness;
ix.
promptly after the Administrative Agent’s reasonable request therefor, a calculation of the ABL Term Total Outstandings in form and substance reasonably satisfactory to the Administrative Agent;
x.
(i) promptly following receipt by any Loan Party, copies of any amendments, supplements, modifications, waivers, consents and forbearances under the ABL Term Documents, and (ii) as and when due pursuant to the ABL Term Credit Agreement, Borrowing Base Certificates (as defined in the ABL Term Credit Agreement), to the extent not otherwise provided to the Administrative Agent under the Loan Documents; and
xi.
~~(i)~~ promptly after the Administrative Agent’s or any Lender’s request therefor, (i) confirmation of the accuracy of the information set forth in the most recent Beneficial Ownership Certification for each Borrower provided to the Administrative Agent and the Lenders; (ii) a new Beneficial Ownership Certification for each Borrower, in form and substance acceptable to the Administrative Agent, when the individual(s) to be identified as a beneficial owner have changed; and (iii) such information as requested pursuant to Section 10.17 hereof; and
xii.
~~(j)~~ promptly, such additional information regarding the business affairs, financial condition or operations of any Loan Party or any Subsidiary, or compliance with the terms of the Loan Documents, as the Administrative Agent, the Term Loan Agent or any Lender may from time to time reasonably request.

Documents required to be delivered pursuant to Section 6.01(a), (b), or (c) or Section 6.02(a) or (d) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Lead Borrower posts such documents, or provides a link thereto on the Lead Borrower’s website on the Internet at the website address listed on Schedule 10.02; or (ii) on which such documents are posted on the Lead Borrower’s behalf on an Internet or intranet website, if any, to which each Lender, the Administrative Agent and the Term Loan Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: (i) the Lead Borrower shall deliver paper copies of such documents to the Administrative Agent, the Term Loan Agent or any Lender that requests the Lead Borrower to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent, the Term Loan Agent or such Lender and (ii) the Lead Borrower shall notify the Administrative Agent, the Term Loan Agent and each Lender (by telecopier or electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. Notwithstanding anything contained herein, in every instance the Lead Borrower shall be required to provide paper copies of the Compliance Certificates required by Section 6.02(b) to the Administrative Agent. The Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Loan Parties with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

The Loan Parties hereby acknowledge that (a) the Administrative Agent and/or the Arranger will make available to the Lenders and the L/C Issuer materials and/or information provided by or on behalf of the Loan Parties hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on

IntraLinks, SyndTrack or another similar secure electronic transmission system (the “Platform”) and (b) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to the Loan Parties or their securities) (each, a “Public Lender”). The Loan Parties hereby agree that they will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that (w) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC” or otherwise filing same with the SEC, the Loan Parties shall be deemed to have authorized the Administrative Agent, the Arranger, the L/C Issuer and the Lenders to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to the Loan Parties or their securities for purposes of United States federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 10.07); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated as “Public Investor” (or another similar term); and (z) the Administrative Agent and its Affiliates and the Lenders shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” or that are not at any time filed with the SEC as being suitable only for posting on a portion of the Platform not designated “Public Investor” (or such similar term).

The Loan Parties and the Administrative Agent hereby agree that the delivery of any Borrowing Base Certificate through the Portal, subject to the Administrative Agent’s authentication process, by such other electronic method as may be approved by the Agent from time to time in its sole discretion, or by such other electronic input of information necessary to calculate the applicable Borrowing Base as may be approved by the Agent from time to time in its sole discretion, shall in each case be deemed to satisfy the obligation of the Borrowers to deliver such Borrowing Base Certificate, with the same legal effect as if such Borrowing Base Certificate had been manually executed by the Borrowers and delivered to the Administrative Agent.

c.
Notices

.

Promptly notify the Administrative Agent and the Term Loan Agent:

i.
of the occurrence of any Default, to the Knowledge of a Senior Executive Officer;
ii.
of any matter that has resulted or could reasonably be expected to result in a Material Adverse Effect, including (i) breach or non-performance of, or any default under, a Material Contract or with respect to Material Indebtedness of any Loan Party or any Subsidiary thereof; (ii) any dispute, litigation, investigation, proceeding or suspension between any Loan Party or any Subsidiary thereof and any Governmental Authority; or (iii) the commencement of, or any material development in, any litigation or proceeding affecting any Loan Party or any Subsidiary thereof, including pursuant to any applicable Environmental Laws;
iii.
of the occurrence of any ERISA Event, to the Knowledge of a Senior Executive Officer;

iv.
of any material change in accounting policies or financial reporting practices by any Loan Party or any Subsidiary thereof;
v.
of any change in any Loan Party’s Senior Executive Officers;
vi.
of the discharge by any Loan Party of its present Registered Public Accounting Firm or any withdrawal or resignation by such Registered Public Accounting Firm;
vii.
of any collective bargaining agreement or other labor contract to which a Loan Party becomes a party, or the application for the certification of a collective bargaining agent;
viii.
of the filing of any Lien for unpaid Taxes against any Loan Party, to the Knowledge of a Senior Executive Officer;
ix.
of any casualty or other insured damage to any material portion of the Collateral, to the Knowledge of a Senior Executive Officer, or the commencement of any action or proceeding for the taking of any interest in a material portion of the Collateral under power of eminent domain or by condemnation or similar proceeding or if any material portion of the Collateral is damaged or destroyed;
x.
of the occurrence of any Prepayment Event and any Mandatory ABL Term Loan Prepayment;
xi.
of the occurrence of any “Default” or “Event of Default” under (and as defined in) the ABL Term Documents (together with copies of any default letter, reservation of rights letter or equivalent correspondence from the ABL Term Agent or other holder of any ABL Term Obligations);
xii.
~~(j)~~ of the occurrence of a Cash Dominion Event; and
xiii.
~~(k)~~ of any transaction of the nature contained in ARTICLE VII hereof, occurring after the ~~First~~Second Amendment Effective Date, including, without limitation, (i) the entry by a Loan Party into a Material Contract, (ii) the incurrence by a Loan Party of Material Indebtedness, (iii) the voluntary or, to the actual knowledge of a Senior Executive Officer, involuntary grant of any Lien upon any property of a Loan Party; or (iv) the making of any Investments by a Loan Party.

Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer of the Lead Borrower setting forth details of the occurrence referred to therein and stating what action the Lead Borrower has taken and proposes to take with respect thereto. Each notice pursuant to Section 6.03(a) shall describe with particularity any and all provisions of this Agreement and any other Loan Document that have been breached. Each notice pursuant to Section 6.03(k) shall describe with particularity any and all provisions of the ABL Term Documents that have been breached and the corrective action (if any) taken or proposed to be taken with respect thereto.

d.
Payment of Obligations

.

Pay and discharge as the same shall become due and payable, all its obligations and liabilities, including (a) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, (b)

all lawful claims (including, without limitation, claims of landlords, warehousemen, customs brokers, and carriers) which, if unpaid, would by law become a Lien upon its property; and (c) all Indebtedness, as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness, except, in each case, where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) such Loan Party has set aside on its books adequate reserves with respect thereto in accordance with GAAP, (c) such contest effectively suspends collection of the contested obligation and enforcement of any Lien securing such obligation, (d) no Lien has been filed with respect thereto and (e) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect. Nothing contained herein shall be deemed to limit the rights of the Agents with respect to determining Reserves pursuant to this Agreement.

e.
Preservation of Existence, Etc.

(a) Preserve, renew and maintain in full force and effect its legal existence and good standing under the Laws of the jurisdiction of its organization or formation except in a transaction permitted by Section 7.04 or 7.05; (b) take all reasonable action to maintain all rights, privileges, permits, licenses, including all Federal firearm licenses, and franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (c) preserve or renew all of its Intellectual Property, except to the extent such Intellectual Property is no longer used or useful in the conduct of the business of the Loan Parties.

f.
Maintenance of Properties

.

(a) Maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear excepted; and (b) make all necessary repairs thereto and renewals and replacements thereof except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

g.
Maintenance of Insurance

.

i.
Maintain with financially sound and reputable insurance companies reasonably acceptable to the Administrative Agent and the Term Loan Agent not Affiliates of the Loan Parties, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business and operating in the same or similar locations or as is required by applicable Law, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons and as are reasonably acceptable to the Administrative Agent and the Term Loan Agent.
ii.
Cause fire and extended coverage policies maintained with respect to any Collateral to be endorsed or otherwise amended to include, as the insurable interest of the Loan Parties, Collateral Agent, Administrative Agent or Credit Parties should appear, (i) lenders’ loss payable clause (regarding personal property), in form and substance satisfactory to the Collateral Agent and the Term Loan Agent, which endorsements or amendments shall provide that the insurer shall pay all proceeds otherwise payable to the Loan Parties under the policies directly to the Collateral Agent, (ii) a provision to the effect that none of the Loan Parties, Credit Parties or any other Person shall be a co-insurer and (iii) such other provisions as the Collateral Agent may reasonably require from time to time to protect the interests of the Credit Parties.
iii.
Cause commercial general liability policies to be endorsed to name the Collateral Agent as an additional insured.
iv.
Cause business interruption policies (which may be a component of other policies maintained by the Loan Parties in accordance with this Section 6.07) to name the Collateral Agent as a loss payee and to be endorsed or amended to include, as the insurable interest of the Loan Parties, Collateral Agent, Administrative Agent or Credit Parties should appear, (1) a provision that, from and after the First Amendment Effective Date, the insurer shall pay all proceeds otherwise payable to the Loan Parties under the policies directly to the Collateral Agent, (2) a provision to the effect that none of the Loan Parties, the Administrative Agent, the Collateral Agent or any other party shall be a co‑insurer and (3) such other provisions as the Collateral Agent may reasonably require from time to time to protect the interests of the Credit Parties.
v.
Cause each such policy referred to in this Section 6.07 to also provide that it shall not be canceled, modified or not renewed (y) by reason of nonpayment of premium except upon not less than ten (10) days’ prior written notice thereof by the insurer to the Collateral Agent (giving the Collateral Agent the right to cure defaults in the payment of premiums) or (z) for any other reason except upon not less than thirty (30) days’ prior written notice thereof by the insurer to the Collateral Agent.
vi.
Deliver to the Collateral Agent, prior to the cancellation, modification or non-renewal of any such policy of insurance, a copy of a renewal or replacement policy (or other evidence of renewal of a policy previously delivered to the Collateral Agent, including an insurance binder) together with evidence satisfactory to the Collateral Agent of payment of the premium therefor.
vii.
Maintain for themselves and their Subsidiaries, a Directors and Officers insurance policy, and a “Blanket Crime” policy including employee dishonesty, forgery or alteration, theft, disappearance and destruction, robbery and safe burglary, property, and computer fraud coverage with responsible companies in such amounts as are customarily carried by business entities engaged in similar businesses similarly situated, and will upon request by the Administrative Agent or the Term Loan Agent furnish the Administrative Agent and the Term Loan Agent certificates evidencing renewal of each such policy.
viii.
Permit any representatives that are designated by the Collateral Agent to inspect the insurance policies maintained by or on behalf of the Loan Parties and to inspect books and records related thereto and any properties covered thereby. The Loan Parties shall pay the reasonable fees and expenses of any representatives retained by the Collateral Agent to conduct any such inspection to the extent constituting Credit Party Expenses.
ix.
If~~, at any time after the satisfaction of the Permitted Term Loan Conditions,~~ the area in which any Real Estate that is subject to a Mortgage in favor of the Collateral Agent is located is designated (i) a “flood hazard area” in any Flood Insurance Rate Map published by the Federal Emergency Management Agency (or any successor agency), obtain flood insurance in such total amount and on terms that are satisfactory to the Agents and all Lenders from time to time, and otherwise comply with the Flood Laws or as is otherwise satisfactory to the Agents and all Lenders, or (ii) a “Zone 1” area, obtain earthquake insurance in such total amount as is reasonable and customary for Persons engaged in the same or similar business and operating in the same or similar locations as the Loan Parties.
x.
Each Loan Party shall look solely to its insurance companies or any other parties other than the Credit Parties for the recovery of any loss or damage by the insurance policies required to be maintained under this Section 6.07 and such insurance companies shall have no rights of subrogation against any Credit Party or its agents or employees. If, however, the insurance policies do not provide waiver of subrogation rights against such parties, as required above, then the Loan Parties hereby agree, to the extent permitted by law, to waive their right of recovery, if any, against the Credit Parties and their agents and employees. The designation of any form, type or amount of insurance coverage by any Credit Party under this Section 6.07 shall in no event be deemed a representation, warranty or advice by such Credit Party that such insurance is adequate for the purposes of the business of the Loan Parties or the protection of their properties.
h.
Compliance with Laws

.

Comply (a) in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its business or property, except in such instances in which (i) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves have been set aside and maintained by the Loan Parties in accordance with GAAP, (ii) such contest effectively suspends enforcement of the contested Laws, and (iii) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect, and (b) with Sections 10.17 and 10.18.

i.
Books and Records; Accountants.
a.
Maintain proper books of record and account, in which full, true and correct entries in all material respects in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Loan Parties or such Subsidiary, as the case may be; and (ii) maintain such books of record and account in material conformity with all applicable requirements of any Governmental Authority having regulatory jurisdiction over the Loan Parties or such Subsidiary, as the case may be.
b.
at all times retain a Registered Public Accounting Firm which is reasonably satisfactory to the Administrative Agent and shall instruct such Registered Public Accounting Firm to cooperate with, and be available to, the Administrative Agent or its representatives to discuss the Loan Parties’ financial performance, financial condition, operating results, controls, and such other matters, within the scope of the retention of such Registered Public Accounting Firm, as may be raised by the Administrative Agent.
j.
Inspection Rights.
a.
Permit representatives and, subject to the provisions of Section 10.07 hereof, independent contractors of the Administrative Agent and the Term Loan Agent to visit and inspect any of its properties, to examine its corporate, financial and operating records, business plan, forecasts and cash flows, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and Registered Public Accounting Firm, all at the expense of the Loan Parties and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Lead Borrower; provided, however, that when an Event of Default exists the Administrative Agent (or any of its representatives or independent contractors) may do any of the foregoing at the expense of the Loan Parties at any time during normal business hours and without advance notice.
b.
Upon the request of the Administrative Agent after reasonable prior notice, permit the Administrative Agent or professionals (including investment bankers, consultants, accountants, lawyers and appraisers) retained by the Administrative Agent to conduct appraisals, commercial finance examinations and other evaluations, including, without limitation, of (i) the Lead Borrower’s practices in the computation of each Borrowing Base and (ii) the assets included in each Borrowing Base and related financial information such as, but not limited to, sales, gross margins, payables, accruals and reserves. The Loan Parties shall pay the fees and expenses of the Administrative Agent and such professionals with respect to such evaluations and appraisals. Without limiting the foregoing, the Loan Parties acknowledge that the Administrative Agent may, in its discretion, undertake, at the Loan Parties’ expense, up to one (1) inventory appraisal and up to one (1) commercial finance examination in any twelve (12) month period when Revolving Availability is at all times during such period greater than 30% of the Adjusted Combined Loan Cap; provided that at any time when Revolving Availability is less than or equal to 30% of the Adjusted Combined Loan Cap, the Administrative Agent may, in its discretion, undertake, at the Loan Parties’ expense, up to two (2) inventory appraisals and two (2) commercial finance examinations in such period (it being the intention of the parties that both of such inventory appraisals and commercial finance exams shall be taken within two hundred ten (210) days of the first date on which Revolving Availability is less than or equal to 30% of the Adjusted Combined Loan Cap). In all events, if the Administrative Agent has not undertaken a commercial finance examination or an inventory appraisal within the immediately preceding nine (9) month period of any Fiscal Year, the Term Loan Agent may, in its discretion, direct the Administrative Agent to do so upon written notice to the Administrative Agent. Notwithstanding anything to the contrary contained herein, the Administrative Agent may cause additional inventory appraisals and commercial finance examinations to be undertaken (x) as it in its discretion deems necessary or appropriate, at its own expense, or (y) at the expense of the Loan Parties, at any time required by applicable Law or if a Default shall have occurred and be continuing.
k.
Use of Proceeds

.

Use the proceeds of the Credit Extensions (a) to finance the acquisition of working capital assets of the Borrowers, including the purchase of inventory and equipment, in each case in the ordinary course of business, (b) to finance Capital Expenditures of the Borrowers, (c) for general corporate purposes of the Loan Parties, (d) to pay in full any obligations outstanding under the Existing Term Loan Agreement, (e) to pay in full any obligations outstanding in respect of Subordinated Debt, in each case described in this Section 6.11 to the extent expressly permitted under applicable Law and the Loan Documents.

l.
Additional Loan Parties

.

Notify the Administrative Agent at the time that any Person becomes a Subsidiary, and promptly thereafter (and in any event within thirty (30) days or such later date as the Administrative Agent may agree), cause any such Person (a) which is not a CFC, to (i) become a Loan Party by executing and delivering to the Administrative Agent a Joinder to this Agreement or a counterpart of the Facility

Guaranty or such other document as the Administrative Agent shall deem appropriate for such purpose, (ii) grant a Lien to the Collateral Agent on such Person’s assets (of the type constituting Collateral) to secure the Obligations, and (iii) deliver to the Administrative Agent documents of the types referred to in clauses (iii) and (iv) of Section 4.01(a) and favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to in clause (a)), and (b) if any Equity Interests or Indebtedness of such Person are owned by or on behalf of any Loan Party, to pledge such Equity Interests and promissory notes evidencing such Indebtedness (except that, if such Subsidiary is a CFC, the Equity Interests of such Subsidiary to be pledged may be limited to 65% of the outstanding voting Equity Interests of such Subsidiary and 100% of the non-voting Equity Interests of such Subsidiary and such time period may be extended based on local law or practice), in each case in form, content and scope reasonably satisfactory to the Administrative Agent. In no event shall compliance with this Section 6.12 waive or be deemed a waiver or Consent to any transaction giving rise to the need to comply with this Section 6.12 if such transaction was not otherwise expressly permitted by this Agreement or constitute or be deemed to constitute, with respect to any Subsidiary, an approval of such Person as a Borrower or permit the inclusion of any acquired assets in the computation of each Borrowing Base~~.~~  or the ABL Term Loan Borrowing Base. At all times, the Loan Parties shall cause each Subsidiary that is a “Loan Party” (as defined in the ABL Term Documents) to remain a Loan Party under the ABL Loan Documents, except to the extent a release of such Loan Party from its obligations under the ABL Term Documents and the Loan Documents is permitted pursuant to the terms of the ABL Term Documents and the Loan Documents.

m.
Cash Management.
a.
On or prior to the ~~First~~Second Amendment Effective Date (to the extent not delivered to the Administrative Agent prior to such date):
i.
deliver to the Administrative Agent originals of notifications (each, a “Credit Card Notification”) substantially in the form attached hereto as Exhibit H which have been executed on behalf of such Loan Party, which shall be delivered by the Administrative Agent to such Loan Party’s Credit Card Issuers and Credit Card Processors listed on Schedule 5.21(b); and
ii.
enter into a Blocked Account Agreement satisfactory in form and substance to the Agents with each Blocked Account Bank (collectively, the “Blocked Accounts”).
b.
The Loan Parties shall ACH or wire transfer no less frequently than daily (and whether or not there are then any outstanding Obligations) to a Blocked Account all amounts on deposit in each such DDA and all payments due from Credit Card Issuers and Credit Card Processors.
c.
Each Blocked Account Agreement shall require upon notice from the Collateral Agent (it being understood that the Collateral Agent shall not deliver any such notice prior to the occurrence of a Cash Dominion Event) the ACH or wire transfer no less frequently than daily (and whether or not there are then any outstanding Obligations) to the concentration account maintained by the Collateral Agent at Wells Fargo (the “Collection Account”), of all cash receipts and collections, including, without limitation, the following:
i.
all available cash receipts (x) from the sale of Inventory, and (y) subject to the ABL Intercreditor Agreement, from the sale of other assets (whether or not constituting Collateral);

ii.
all proceeds of collections of Accounts;
iii.
all Net Cash Proceeds, and all other cash payments received by a Loan Party from any Person or from any source or on account of any sale or other transaction or event, including, without limitation, any Prepayment Event;
iv.
the then current contents of each DDA (net of any minimum balance, not to exceed $2,500.00, as may be required to be kept in the subject DDA by the depository institution at which such DDA is maintained);
v.
the then current entire ledger balance of each Blocked Account (net of any minimum balance, not to exceed $2,500.00, as may be required to be kept in the subject Blocked Account by the Blocked Account Bank); and
vi.
the proceeds of all credit card charges.
d.
The Collection Account shall at all times be under the sole dominion and control of the Collateral Agent. The Loan Parties hereby acknowledge and agree that (i) the Loan Parties have no right of withdrawal from the Collection Account, (ii) the funds on deposit in the Collection Account shall at all times be collateral security for all of the Obligations and (iii) the funds on deposit in the Collection Account shall be applied as provided in this Agreement. In the event that, notwithstanding the provisions of this Section 6.13, any Loan Party receives or otherwise has dominion and control of any such proceeds or collections, such proceeds and collections shall be held in trust by such Loan Party for the Administrative Agent, shall not be commingled with any of such Loan Party’s other funds or deposited in any account of such Loan Party and shall, not later than the Business Day after receipt thereof, be deposited into the Collection Account or dealt with in such other fashion as such Loan Party may be instructed by the Administrative Agent.
e.
Upon the request of the Administrative Agent, the Loan Parties shall cause bank statements and/or other reports to be delivered to the Administrative Agent not less often than monthly, accurately setting forth all amounts deposited in each Blocked Account to ensure the proper transfer of funds as set forth above.
f.
At the request of the Administrative Agent, the Loan Parties shall deliver to the Administrative Agent copies of notifications (each, a “DDA Notification”), in form and substance reasonably satisfactory to the Administrative Agent, which have been executed on behalf of such Loan Party and delivered to each depository institution listed on Schedule 5.21(a).
g.
The Loan Parties shall cause to be maintained, with Wells Fargo or any Affiliate thereof, the Loan Parties’ primary Cash Management Services (including, without limitation, the Loan Parties’ concentration accounts, master depository accounts and similar accounts (which, for clarity, shall include the Blocked Accounts)) and primary operating accounts, other than such accounts as the Administrative Agent may agree in its Permitted Discretion.
h.
Notwithstanding anything contained in this Section 6.13 to the contrary, prior to the Discharge of ABL Term Obligations, all Net Cash Proceeds (as defined, solely for the purposes of this Section 6.13(h), in the ABL Term Credit Agreement as in effect as of the Second Amendment Effective Date) of ABL Term Priority Collateral shall, to the extent required under the ABL Term Credit Agreement (as in effect as of the Second Amendment Effective Date), be deposited, as and when received, into the ABL Term Loan Priority Account.

n.
Information Regarding the Collateral.
a.
Furnish to the Administrative Agent at least thirty (30) days prior written notice of any change in: (i) any Loan Party’s name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties; (ii) the location of any Loan Party’s chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it or any office or facility at which Collateral owned by it is located (including the establishment of any such new office or facility); (iii) any Loan Party’s organizational structure or jurisdiction of incorporation or formation; or (iv) any Loan Party’s Federal Taxpayer Identification Number or organizational identification number assigned to it by its state of organization. The Loan Parties agree not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the UCC or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest (subject to Permitted Encumbrances that have priority by operation of law and, with respect to ABL Term Priority Collateral, Permitted Encumbrances described in clause (p) of the definition of such term) or (b) such as have been obtained or made and are in full force and effect. security interest in all the Collateral for its own benefit and the benefit of the other Credit Parties.
b.
Should any of the information on any of the Schedules hereto become inaccurate or misleading in any material respect as a result of changes after the ~~First~~Second Amendment Effective Date, the Lead Borrower shall advise the Administrative Agent in writing of such revisions or updates as may be necessary or appropriate to update or correct the same. From time to time as may be reasonably requested by the Administrative Agent, the Lead Borrower shall supplement each Schedule hereto, or any representation herein or in any other Loan Document, with respect to any matter arising after the ~~First~~Second Amendment Effective Date that, if existing or occurring on the ~~First~~Second Amendment Effective Date, would have been required to be set forth or described in such Schedule or as an exception to such representation or that is necessary to correct any information in such Schedule or representation which has been rendered inaccurate thereby (and, in the case of any supplements to any Schedule, such Schedule shall be appropriately marked to show the changes made therein). Notwithstanding the foregoing, no supplement or revision to any Schedule or representation shall be deemed the Credit Parties’ consent to the matters reflected in such updated Schedules or revised representations nor permit the Loan Parties to undertake any actions otherwise prohibited hereunder or fail to undertake any action required hereunder from the restrictions and requirements in existence prior to the delivery of such updated Schedules or such revision of a representation; nor shall any such supplement or revision to any Schedule or representation be deemed the Credit Parties’ waiver of any Default resulting from the matters disclosed therein.
o.
Physical Inventories.
a.
Cause cycle counts to be conducted consistent with current practices reasonably satisfactory to the Collateral Agent and the Term Loan Agent with results to be shared with Collateral Agent and the Term Loan Agent and updated in the stock ledger timely. If any Default or Event of Default exists, at the discretion of the Collateral Agent, and at Borrowers’ expense, the Borrowers shall conduct a full physical count of Inventory. The Collateral Agent, at the expense of the Loan Parties, may participate in and/or observe each scheduled physical count of Inventory which is undertaken on behalf of any Loan Party. The Lead Borrower, within 15 days following the completion of such inventory, shall provide the Collateral Agent and the Term Loan Agent with a reconciliation of the results of such inventory (as well as of any other physical inventory or cycle counts undertaken by a Loan Party) and shall post such results to the Loan Parties’ stock ledgers and general ledgers, as applicable.
b.
Permit the Collateral Agent, in its discretion, if any Default or Event of Default exists, to cause additional such inventories to be taken as the Collateral Agent determines (each, at the expense of the Loan Parties).
p.
Environmental Laws.
a.
Except where the failure to do so could not reasonably be expected to have a Material Adverse Effect, conduct its operations and keep and maintain its Real Estate in material compliance with all Environmental Laws; (b) obtain and renew all environmental permits necessary for its operations and properties; and (c) implement any and all investigation, remediation, removal and response actions that are appropriate or necessary to maintain the value and marketability of the Real Estate or to otherwise comply with Environmental Laws pertaining to the presence, generation, treatment, storage, use, disposal, transportation or release of any Hazardous Materials on, at, in, under, above, to, from or about any of its Real Estate, provided, however, that neither a Loan Party nor any of its Subsidiaries shall be required to undertake any such cleanup, removal, remedial or other action to the extent that its obligation to do so is being contested in good faith and by proper proceedings and adequate reserves have been set aside and are being maintained by the Loan Parties with respect to such circumstances in accordance with GAAP.
q.
Further Assurances.
a.
Execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements and other documents), that may be required under any applicable Law, or which any Agent may request, to effectuate the transactions contemplated by the Loan Documents or to grant, preserve, protect or perfect the Liens created or intended to be created by the Security Documents or the validity or priority of any such Lien, all at the expense of the Loan Parties. The Loan Parties also agree to provide to the Agents, from time to time upon request, evidence satisfactory to the Agents as to the perfection and priority of the Liens created or intended to be created by the Security Documents.
b.
If any material assets of the type constituting Collateral are acquired by any Loan Party after the ~~First~~Second Amendment Effective Date (other than assets constituting Collateral under the Security Documents that become subject to the Lien of the Security Documents upon acquisition thereof), notify the Agents thereof, and the Loan Parties will cause such assets to be subjected to a Lien securing the Obligations and will take such actions as shall be necessary or shall be requested by any Agent to grant and perfect such Liens, including actions described in paragraph (a) of this Section 6.13, all at the expense of the Loan Parties. In no event shall compliance with this Section 6.13(b) waive or be deemed a waiver or Consent to any transaction giving rise to the need to comply with this Section 6.13(b) if such transaction was not otherwise expressly permitted by this Agreement or constitute or be deemed to constitute Consent to the inclusion of any acquired assets in the computation of any Borrowing Base or the ABL Term Loan Borrowing Base.
c.
Use, and cause each of the Subsidiaries to use, their commercially reasonable efforts to obtain lease terms in any lease entered into by any Loan Party after the date hereof not expressly prohibiting the recording in the relevant real estate filing office of an appropriate memorandum of lease and the encumbrancing of the leasehold interest of such Loan Party in the property that is the subject of such lease.
d.
(i) Upon the request of the Collateral Agent, cause each of its customs brokers to deliver an agreement to the Collateral Agent covering such matters and in such form as the Collateral Agent may reasonably require, as required to protect Collateral Agent’s interest in the Eligible Inventory; and (ii) simultaneously with the delivery to the Term Loan Agent or the ABL Term Agent, deliver to the Collateral Agent an agreement covering such matters and in such form as the Collateral Agent may reasonably require with each such customs broker for which such an agreement has been provided to the Term Loan Agent or the ABL Term Agent.
e.
(i) Upon the request of the Collateral Agent, request and use reasonable efforts to cause any of its landlords to deliver a Collateral Access Agreement to the Collateral Agent in such form as the Collateral Agent may reasonably require, provided that in all events such Collateral Access Agreement shall be furnished for each of Borrowers’ distribution centers; and (ii) simultaneously with the delivery to the Term Loan Agent or the ABL Term Agent, deliver to the Collateral Agent a Collateral Access Agreement for any location or Store for which a Collateral Access Agreement has been provided to the Term Loan Agent or the ABL Term Agent.
f.
If the ABL Term Agent or any other secured party under the ABL Term Documents receives any additional collateral, guaranty or other credit enhancement of any type after the date hereof, the Loan Parties will cause the same to be granted to the Collateral Agent for the benefit of the Credit Parties (in accordance with the ABL Intercreditor Agreement).
g.
~~(f)~~ Notwithstanding anything to the contrary contained herein (including Section 6.12 hereof and this Section 6.17) or in any other Loan Document, (x) the Agents shall not accept delivery of any Mortgage from any Loan Party unless each of the Lenders has received forty-five (45) days’ prior written notice thereof and the Agents have received confirmation from each Lender that such Lender has completed its flood insurance diligence, has received copies of all flood insurance documentation and has confirmed that flood insurance compliance has been completed as required by the Flood Laws or as otherwise satisfactory to such Lender, and (y) the Agents shall not accept delivery of any joinder to any Loan Document with respect to any Subsidiary of any Loan Party that is not a Loan Party, if such Subsidiary that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation unless such Subsidiary has delivered a Beneficial Ownership Certification in relation to such Subsidiary and the Agents have completed their Patriot Act searches, OFAC/PEP searches and customary individual background checks for such Subsidiary, the results of which shall be satisfactory to the Agents.
r.
Compliance with Terms of Leaseholds

.

Except as could not reasonably be expected to have a Material Adverse Effect, or otherwise expressly permitted hereunder, make all payments and otherwise perform all obligations in respect of all Leases of real property to which any Loan Party or any of its Subsidiaries is a party, keep such Leases in full force and effect and not allow such Leases to lapse or be terminated or any rights to renew such leases to be forfeited or cancelled, notify the Administrative Agent and the Term Loan Agent of any default by any party with respect to such Leases and cooperate with the Administrative Agent and the Term Loan Agent in all respects to cure any such default, and cause each of its Subsidiaries to do so.

s.
Material Contracts

.

Perform and observe all the terms and provisions of each Material Contract to be performed or observed by it, maintain each such Material Contract in full force and effect except to the extent such Material Contract is no longer used or useful in the conduct of the business of the Loan Parties in the ordinary course of business, consistent with past practices, enforce each such Material Contract in accordance with its terms, take all such action to such end as may be from time to time requested by the Administrative Agent and, upon request of the Administrative Agent, make to each other party to each such Material Contract such demands and requests for information and reports or for action as any Loan Party or any of its Subsidiaries is entitled to make under such Material Contract, and cause each of its Subsidiaries to do so, except, in any case, where the failure to do so, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

t.
~~[Reserved.]~~ABL Term Pushdown Reserve.

Cause the ABL Term Pushdown Reserve to be maintained at any time that the ABL Term Total Outstandings exceeds the ABL Term Loan Borrowing Base.

u.
OFAC; Sanctions; Anti-Corruption Laws; Anti-Money Laundering Laws

.

Each Loan Party will, and will cause each of its Subsidiaries to, comply (i) with all applicable Sanctions, and (ii) in all material respects with all Anti-Corruption Laws and Anti-Money Laundering Laws. Each of the Loan Parties and its Subsidiaries shall implement and maintain in effect policies and procedures designed to ensure compliance by the Loan Parties and their Subsidiaries and their respective directors, officers, employees, agents and Affiliates with all Sanctions, Anti-Corruption Laws and Anti-Money Laundering Laws. Each of the Loan Parties shall and shall cause their respective Subsidiaries to comply with all Sanctions and comply in all material respects with all Anti-Corruption Laws and Anti-Money Laundering Laws.

v.
~~Post-Closing Covenants~~Engagement of Certain Professionals

.

 ~~On or before July 26, 2022 (or such later date as the Administrative Agent may agree in its sole discretion), the Loan Parties shall deliver to the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, the following:~~

~~(a) such endorsements in respect of insurance policies as are required pursuant to the terms of Section 6.07 hereof;~~

~~(b) updated or new, as applicable, Credit Card Notifications for each of the Loan Parties’ Credit Card Issuers and Credit Card Processors listed on Schedule 5.21(b), which Credit Card Notifications shall include appropriate information for each applicable Store and/or merchant identification number of the Loan Parties;~~

~~(c) one or more amendments to the existing Blocked Account Agreements with U.S. Bank National Association, which amendment(s) shall modify the schedule of Blocked Accounts covered thereby and be duly executed by U.S. Bank National Association and the applicable Loan Parties; and~~

~~(d) a certificate of foreign qualification duly issued by the Secretary of State of the State of Oregon dated as of a recent date, which certificate shall certify that the Lead Borrower is duly qualified to conduct business in the State of Oregon~~

Any engagement by the Borrowers (not including any engagements of the Borrowers in existence of the Second Amendment Effective Date), the Parent or any of their Subsidiaries of any investment banker, financial advisor, sales broker or liquidator engaged for the purpose of marketing, selling, brokering or otherwise disposing of any assets of the Loan Parties, or a sale, merger or other business combination involving the Loan Parties or the Equity Interests of the Loan Parties or the Loan Parties’ business as a going concern, shall be subject to the prior written approval of the Administrative Agent, including as to the scope of such engagement and fees payable to such professional. At least ten (10) Business Days prior to the commencement of any such engagement, the Lead Borrower shall provide to the Administrative Agent copies of any such engagement letter or other agreement setting forth the terms and conditions and fees relating to such engagement. In addition to any other Availability Reserves imposed by the Administrative Agent from time to time in accordance with the provisions of this Agreement, the Administrative Agent may, in its Permitted Discretion, impose an Availability Reserve for any such professional fees; provided, that such Availability Reserve shall not be duplicative of any Reserve (as such term is defined in the ABL Term Credit Agreement) imposed for such fees by the ABL Term Agent under the ABL Term Credit Agreement. Notwithstanding anything to the contrary herein, this Section 6.22 shall not apply to any consultants engaged for specific strategic and operational initiatives which do not include the marketing or sale of assets or Equity Interests or other restructuring purposes or initiatives.

7.

NEGATIVE COVENANTS

Until Payment in Full of the Obligations, no Loan Party shall, nor shall it permit any Subsidiary to, directly or indirectly:

a.
Liens

.

Create, incur, assume or suffer to exist any Lien upon any of its property (excluding real property), assets or revenues, whether now owned or hereafter acquired or sign or file or suffer to exist under the UCC or any similar Law or statute of any jurisdiction a financing statement that names any Loan Party or any Subsidiary thereof as debtor; sign or suffer to exist any security agreement authorizing any Person thereunder to file such financing statement; sell any of its property or assets subject to an understanding or agreement (contingent or otherwise) to repurchase such property or assets with recourse to it or any of its Subsidiaries; or assign or otherwise transfer any accounts or other rights to receive income, other than, as to all of the above, Permitted Encumbrances.

b.
Investments

.

Make any Investments, except Permitted Investments.

c.
Indebtedness

.

(a) Create, incur, assume, guarantee, suffer to exist or otherwise become or remain liable with respect to, any Indebtedness, except Permitted Indebtedness, (b) without limiting the provisions of clause (a) above, create, incur, assume, guarantee, suffer to exist or otherwise become or remain liable with respect to any Indebtedness (other than the Obligations) that is subordinated or junior in right of payment to any other Indebtedness of the Loan Parties, unless such Indebtedness is also subordinated or junior in right of payment, in the same manner and to the same extent, to the Obligations, or (c) issue Disqualified Stock.

d.
Fundamental Changes

.

Merge, dissolve, liquidate, consolidate with or into another Person, (or agree to do any of the foregoing), except that, so long as no Default or Event of Default shall have occurred and be continuing prior to or immediately after giving effect to any action described below or would result therefrom:

i.
any Subsidiary which is not a Loan Party may merge with (i) a Loan Party, provided that the Loan Party shall be the continuing or surviving Person, or (ii) any one or more other Subsidiaries which are not Loan Parties, provided that when any wholly-owned Subsidiary is merging with another Subsidiary, the wholly-owned Subsidiary shall be the continuing or surviving Person;
ii.
any Subsidiary which is a Loan Party may merge into any Subsidiary which is a Loan Party or into the Borrower, provided that in any merger involving the Borrower, the Borrower shall be the continuing or surviving Person;
iii.
in connection with a Permitted Acquisition, any Subsidiary of a Loan Party may merge with or into or consolidate with any other Person or permit any other Person to merge with or into or consolidate with it; provided that (i) the Person surviving such merger shall be a wholly-owned Subsidiary of a Loan Party and such Person shall become a Loan Party in accordance with the provisions of Section 6.12 hereof and (ii) in the case of any such merger to which any Loan Party is a party, such Loan Party is the surviving Person; and
iv.
any CFC that is not a Loan Party may merge into any CFC that is not a Loan Party.
e.
Dispositions

.

Make any Disposition or enter into any agreement to make any Disposition, except Permitted Dispositions.

f.
Restricted Payments

.

Declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that, so long as no Default or Event of Default shall have occurred and be continuing prior to or immediately after giving effect to any action described below or would result therefrom:

i.
each Subsidiary of a Loan Party may make Restricted Payments to any Loan Party; provided that no Restricted Payments shall be made to the Parent unless reasonably contemporaneously therewith, the Parent makes a Restricted Payment (the “Subsequent Restricted Payment”) to its stockholders in like amount and such Subsequent Restricted Payment is expressly permitted by the terms of this Section 7.06;
ii.
the Loan Parties and each Subsidiary may declare and make dividend payments or other distributions payable solely in the common stock or other common Equity Interests of such Person;
iii.
the Loan Parties may issue and sell Equity Interests provided that (i) (A) with respect to any Equity Interests, all dividends in respect of which are to be paid (and all other payments in respect of which are to be made) shall be in additional shares of such Equity Interests, in lieu of cash, (B) such Equity Interests shall not be subject to redemption other than redemption at the option of the Loan Party issuing such Equity Interests, and (C) all payments in respect of such Equity Interests are expressly subordinated to the Obligations, and (ii) no Loan Party shall issue any additional Equity Interests in a Subsidiary;
iv.
if the Payment Conditions are satisfied, the Parent may declare or pay cash dividends to its stockholders;
v.
from the First Amendment Effective Date through March 31, 2023, Parent may repurchase its Equity Interests in any transaction or series of related transactions which are part of the “Repurchase Plan” (as defined in Parent’s 8-K report filed with the SEC on March 24, 2022); provided that (i) the aggregate consideration for all of such repurchases shall not exceed $75,000,000, and (ii) the Payment Conditions are satisfied as of the making of each such repurchase and after giving effect thereto (except that the Loan Parties shall not be required to deliver to the Administrative Agent the updated Borrowing Base Certificate or evidence of satisfaction of the conditions contained in clause (ii) of the definition of “Payment Conditions” described in the last sentence of such definition); and
vi.
Parent may repurchase its Equity Interests in any other transaction or series of related transactions which are part of a common plan completed on or at any time within ninety (90) days after the commencement thereof so long as the Payment Conditions are satisfied as of the making of each such repurchase and after giving effect thereto.

Notwithstanding the foregoing, with respect to a Restricted Payment in respect of Material Intellectual Property (or the Equity Interests of any Subsidiary that owns Material Intellectual Property), such Restricted Payment shall not be permitted unless the recipient thereof agrees in writing to be bound by a non-exclusive, royalty-free, worldwide license of such Material Intellectual Property in favor of the Collateral Agent for use in connection with the exercise of the rights and remedies of the Credit Parties, which license shall be in form and substance reasonably satisfactory to the Agents. Notwithstanding anything to the contrary contained herein, no Loan Party or any Subsidiary shall make any Restricted Payment in respect of Material Intellectual Property (or the Equity Interests of any Subsidiary that owns

Material Intellectual Property) (in each case, whether as a Permitted Disposition, a Permitted Investment, a Permitted Encumbrance or otherwise) without the prior written consent of the Agents and the Required Lenders, which consent shall not be unreasonably withheld.

g.
Prepayments of Indebtedness

.

Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner any Indebtedness, or make any payment in violation of any subordination terms of any Subordinated Debt, except :

(a) as long as no Event of Default then exists or would result therefrom, regularly scheduled or mandatory repayments, repurchases, redemptions or defeasances of Permitted Indebtedness (other than Subordinated Debt and other than the ABL Term Loan Obligations),

(b) ~~[reserved]~~ regularly scheduled payments of principal (including regularly scheduled redemptions in respect of amortization payments thereon), Mandatory ABL Term Loan Prepayments and all payments in respect of interest, fees, expenses, indemnities and other ABL Term Loan Obligations (other than principal) owing under the ABL Term Documents (as in effect on the Second Amendment Effective Date or as amended in accordance with the terms of the ABL Intercreditor Agreement), including customary and reasonable fees in respect of amendments, consents, waivers and other modifications of the ABL Term Documents permitted by the ABL Intercreditor Agreement, in each case of this clause (b) as and when due under the ABL Term Documents (as in effect on the Second Amendment Effective Date or as amended in accordance with the terms of the ABL Intercreditor Agreement),

(c) certain intercompany loans and advances between Borrowers and Guarantor to the extent mutually agreed by the Lead Borrower, the Administrative Agent and the Term Loan Agent, including without limitation advances made to the Guarantor for payment of Taxes,

(d) voluntary prepayments, repurchases, redemptions or defeasances of Permitted Indebtedness (but excluding on account of any Subordinated Debt or the ABL Term Loan Obligations),

(e) so long as the Payment Conditions shall have been satisfied, voluntary prepayments of principal with respect to the ABL Term Loan Obligations,

(f) so long as the Payment Conditions shall have been satisfied, payments and prepayments of interest and principal with respect to Subordinated Debt, and ~~(f~~

(g) refinancings and refundings of such Indebtedness in compliance with Section 7.03.

h.
Change in Nature of Business.
a.
In the case of the Parent, engage in any business or activity other than (i) the direct or indirect ownership of all outstanding Equity Interests in the other Loan Parties, (ii) maintaining its corporate existence, (iii) participating in tax, accounting and other administrative activities as the parent of the consolidated group of companies, including the Loan Parties, (iv) the execution and delivery of the Loan Documents to which it is a party and the performance of its obligations thereunder, and its guarantee of the Lead Borrower’s indebtedness under the ABL Term Credit Agreement, pursuant to the

ABL Term Documents, and (v) activities incidental to the businesses or activities described in clauses (a) through (iv) of this Section 7.08(a).
b.
In the case of each of the Loan Parties, engage in any line of business substantially different from the business conducted by the Loan Parties and their Subsidiaries on the ~~First~~Second Amendment Effective Date or any business substantially related or incidental thereto; provided, however, retail sales through e-commerce / internet shall not be construed as a substantially different line of business.
i.
Transactions with Affiliates

.

Enter into, renew, extend or be a party to any transaction of any kind with any Affiliate of any Loan Party, whether or not in the ordinary course of business, other than on fair and reasonable terms substantially as favorable to the Loan Parties or such Subsidiary as would be obtainable by the Loan Parties or such Subsidiary at the time in a comparable arm’s length transaction with a Person other than an Affiliate, provided that the foregoing restriction shall not apply to a transaction between or among the Loan Parties.

j.
Burdensome Agreements

.

Enter into or permit to exist any Contractual Obligation (other than ~~this Agreement~~any Loan Document or any ~~other Loan~~ABL Term Document) that (a) limits the ability (i) of any Subsidiary to make Restricted Payments or other distributions to any Loan Party or to otherwise transfer property to or invest in a Loan Party, (ii) of any Subsidiary to Guarantee the Obligations, (iii) of any Subsidiary to make or repay loans to a Loan Party, or (iv) of the Loan Parties or any Subsidiary to create, incur, assume or suffer to exist Liens on property of such Person in favor of the Collateral Agent; provided, however, that this clause (iv) shall not prohibit any negative pledge incurred or provided in favor of any holder of Indebtedness permitted under clauses (c) or (f) of the definition of Permitted Indebtedness solely to the extent any such negative pledge relates to the property financed by or the subject of such Indebtedness; or (b) requires the grant of a Lien to secure an obligation of such Person if a Lien is granted to secure another obligation of such Person.

k.
Use of Proceeds

.

Use the proceeds of any Credit Extension, whether directly or indirectly, and whether immediately, incidentally or ultimately, (a) to purchase or carry Margin Stock or to extend credit to others for the purpose of purchasing or carrying any such Margin Stock or extending credit to others for the purpose of purchasing or carrying any such Margin Stock or for any purpose that violates the provisions of Regulation T, U or X of the FRB; (b) to make any payments to a Sanctioned Entity or a Sanctioned Person, to finance any investments in a Sanctioned Entity or a Sanctioned Person, to fund any investments, loans or contributions in, or otherwise make such proceeds available to, a Sanctioned Entity or a Sanctioned Person, to fund any operations, activities or business of a Sanctioned Entity or a Sanctioned Person, or in any other manner that would result in a violation of Sanctions by any Person; (c) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Sanctions, Anti-Corruption Laws or Anti-Money Laundering Laws; or (d) for purposes other than those permitted under this Agreement.

l.
Amendment of Material Documents

.

(a) Amend, modify or waive any term, provision or condition of any Loan Party’s Organization Documents in a manner materially adverse to the Credit Parties, (b) other than with respect to the ABL Term Documents or the ABL Term Obligations (as to which clause (c) below shall apply), amend, modify or waive any term, provision or condition under any Material Contract or Material Indebtedness (other than on account of any Permitted Refinancing Indebtedness in respect thereof), in each case of clauses (a) and (b) to the extent that such amendment, modification or waiver would be reasonably likely to have a Material Adverse Effect, ~~or~~ (c) amend, modify or waive any term, provision or condition of any ABL Term Document or agreement in respect of any refinancing of any Indebtedness under any ABL Term Document, to the extent that such amendment, modification or waiver would (i) shorten the maturity date of the ABL Term Obligations or such refinancing Indebtedness to a date which is prior to ninety-one (91) days after the Maturity Date, (ii) shorten the date scheduled for any principal payment or increase the amount of any required scheduled principal payment, or (iii) otherwise not be permitted under the ABL Intercreditor Agreement absent the consent of the Administrative Agent; or (d) amend, modify or waive any term, provision or condition of the Employee Stock Plan in a manner materially adverse to the Credit Parties (it being understood and agreed that any material change to the Investments contemplated therein is materially adverse to the Credit Parties) without the written consent of the Administrative Agent, provided that the foregoing shall not be deemed to restrict the ability of the Board (as defined in the Employee Stock Plan) to determine additional Eligible Persons (as defined in the Employee Stock Plan) in accordance with the terms of the Employee Stock Plan.

m.
Fiscal Year.

Change the Fiscal Year of any Loan Party, or the accounting policies or reporting practices of the Loan Parties, except as required by GAAP.

n.
Deposit Accounts; Credit Card Processors; ABL Term Loan Priority Account.
i.
Open new DDAs or Blocked Accounts unless the Loan Parties shall have delivered to the Administrative Agent appropriate DDA Notifications or Blocked Account Agreements consistent with the provisions of Section 6.13 and otherwise satisfactory to the Administrative Agent.
ii.
~~No Loan Party shall maintain~~Maintain any bank accounts or enter into any agreements with Credit Card Processors or Credit Card Issuers other than the ones expressly contemplated herein or in Section 6.13 hereof.
iii.
Deposit, or cause to be deposited, any funds into the ABL Term Loan Priority Account other than proceeds of the ABL Term Priority Collateral.
o.
Revolving Availability.

Permit Revolving Availability, at any time, to be less than ~~ten percent~~the greater of (x) $30,000,000, and (y) 10.0%~~)~~ of the ~~Adjusted~~Specified Combined Loan Cap.

8.

EVENTS OF DEFAULT AND REMEDIES
a.
Events of Default

.

Any of the following shall constitute an Event of Default:

i.
Non-Payment. The Borrowers or any other Loan Party fails to pay when and as required to be paid herein, (i) any amount of principal of any Loan or any L/C Obligation, or deposit any funds as Cash Collateral in respect of L/C Obligations, or (ii) any interest on any Loan or on any L/C Obligation, or any fee due hereunder within three (3) Business Days of the date required to be paid herein, or (iii) any other amount payable hereunder or under any other Loan Document within three (3) Business Days of the date required to be paid herein; or
ii.
Specific Covenants. (i) Any Loan Party fails to perform or observe any term, covenant or agreement contained in any of Section 6.01, 6.02, 6.03, 6.05, 6.07, 6.10, 6.11, 6.12, 6.13, 6.14, 6.21, 6.22 , or Article VII; or
iii.
Other Defaults. Any Loan Party fails to perform or observe any other covenant or agreement (not specified in subsection (a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for 30 days after the earlier of (i) the Loan Parties’ Knowledge of such default and (ii) notice of such default by Administrative Agent; or
iv.
Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of any Borrower or any other Loan Party herein, in any other Loan Document, or in any document delivered in connection herewith or therewith (including, without limitation, any Borrowing Base Certificate), or in completing any request for a Borrowing via the Portal, shall be incorrect or misleading in any material respect when made or deemed made (or, with respect to any representation, warranty, certification, or statement of fact qualified by materiality, incorrect or misleading in any respect); or
v.
Cross-Default. (i) Any Loan Party or any Subsidiary thereof (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Material Indebtedness (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement), or (B) fails to observe or perform any other agreement or condition relating to any such Material Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Material Indebtedness or the beneficiary or beneficiaries of any Guarantee thereof (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded; or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which a Loan Party or any Subsidiary thereof is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which a Loan Party or any Subsidiary thereof is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by the Loan Party or such Subsidiary as a result thereof is greater than $5,000,000; or
vi.
Insolvency Proceedings, Etc. Any Loan Party or any of its Subsidiaries institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or a proceeding shall be commenced or a petition filed, without the application or consent of such Person, seeking or requesting the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed and the appointment continues undischarged, undismissed or unstayed for 45 calendar days or an order or decree approving or ordering any of the foregoing shall be entered; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for 60 calendar days, or an order for relief is entered in any such proceeding; or
vii.
Inability to Pay Debts; Attachment. (i) Any Loan Party or any Subsidiary thereof becomes unable or admits in writing its inability or fails generally to pay its debts as they become due in the ordinary course of business, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any such Person and is not released, vacated or fully bonded within 10 days after its issuance or levy; or
viii.
Judgments. There is entered against any Loan Party or any Subsidiary thereof (i) one or more judgments or orders for the payment of money in an aggregate amount (as to all such judgments and orders) exceeding $25,000,000 (to the extent not covered by independent third-party insurance as to which the insurer is rated at least “A” by A.M. Best Company, has been notified of the potential claim and does not dispute coverage), or (ii) any one or more non-monetary judgments that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, in either case, (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of 45 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, is not in effect; or
ix.
ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in material liability of any Loan Party under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC or which would reasonably likely result in a Material Adverse Effect, or (ii) a Loan Party or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan or which would reasonably likely result in a Material Adverse Effect; or
x.
Invalidity of Loan Documents. (i) Any material provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or Payment in Full of all the Obligations, ceases to be in full force and effect; or any Loan Party or any other Person contests in any manner the validity or enforceability of any provision of any Loan Document; or any Loan Party denies that it has any or further liability or obligation under any provision of any Loan Document, or purports to revoke, terminate or rescind any provision of any Loan Document or seeks to avoid, limit or otherwise adversely affect any Lien purported to be created under any Security Document; or (ii) any Lien purported to be created under any Security Document shall cease to be, or shall be asserted by any Loan Party or any other Person not to be, a valid and perfected Lien on any Collateral, with the priority required by the applicable Security Document and which is not replaced with a substantially similar Lien on such Collateral; or
xi.
Change of Control. There occurs any Change of Control; or
xii.
Cessation of Business. Except as otherwise expressly permitted hereunder, any Loan Party shall take any action, or shall make a determination, whether or not yet formally approved by any Loan Party’s management or board of directors, to (i) suspend the operation of all or a material portion of its business in the ordinary course, (ii) suspend the payment of any material obligations in the ordinary course or suspend the performance under material contracts in the ordinary course, (iii) solicit proposals for the liquidation of, or undertake to liquidate, all or a material portion of its assets or Store locations, or (iv) solicit proposals for the employment of, or employ, an agent or other third party to conduct a program of closings, liquidations, or “Going-Out-Of-Business” sales of any material portion of its business; or
xiii.
Loss of Collateral. There occurs any uninsured loss to any material portion of the Collateral; or
xiv.
Breach of Contractual Obligation. Any Loan Party or any Subsidiary thereof fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Material Contract or fails to observe or perform any other agreement or condition relating to any such Material Contract or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the counterparty to such Material Contract to terminate such Material Contract; or
xv.
Indictment. The indictment or institution of any legal process or proceeding against, any Loan Party or any Subsidiary thereof, under any federal, state, municipal, and other criminal statute, rule, regulation, order, or other requirement having the force of law for a felony; or
xvi.
Guaranty. The termination or attempted termination of any Facility Guaranty except as expressly permitted hereunder or under any other Loan Document; or
xvii.
Subordination; Intercreditor. (i) The subordination provisions of the documents evidencing or governing any Subordinated Indebtedness (the “Subordination Provisions”) shall, in whole or in part, terminate, cease to be effective or cease to be legally valid, binding and enforceable against any holder of the applicable Subordinated Indebtedness; or (ii) any Borrower or any other Loan Party shall, directly or indirectly, (A) make any payment on account of any Subordinated Indebtedness that has been contractually subordinated in right of payment to the payment of the Obligations, except to the extent that such payment is permitted by the terms of the Subordination Provisions applicable to such Subordinated Indebtedness or (B) disavow or contest in any manner (x) the effectiveness, validity or enforceability of any of the Subordination Provisions or the Intercreditor Provisions (as defined below), (y) that the Subordination Provisions and the Intercreditor Provisions exist for the benefit of the Credit Parties, or (z) that all payments of principal of or premium and interest on the applicable Subordinated Indebtedness, or realized from the liquidation of any property of any Loan Party, shall be subject to any of the Subordination Provisions or the Intercreditor Provisions, as applicable; or (iii) the ABL Intercreditor Agreement, any other intercreditor agreement entered into by any Agent, or any provision ~~thereof (~~of any of the foregoing (collectively, the “Intercreditor Provisions”) shall, in whole or in part, terminate or otherwise fail or cease to be valid and binding on, or enforceable against, any Loan Party, the ABL Term ~~Loan~~ Agent ~~or~~, any holder of the ABL Term Obligations or any other holder of any applicable Indebtedness (or any Loan Party, the ABL Term ~~Loan~~ Agent, or any such holder shall so state in writing); or (iv) any provision of ~~any intercreditor agreement shall, at any time after the delivery of~~the ABL Intercreditor Agreement or any such other intercreditor agreement~~,~~ shall fail to be valid and binding, or enforceable.
b.
Remedies Upon Event of Default

.

i.
If any Event of Default occurs and is continuing, the Administrative Agent may, or, at the request of the Required Lenders shall, take any or all of the following actions:
1.
declare the Commitments of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions to be terminated, whereupon such Commitments and obligation shall be terminated;
2.
declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Loan Parties;
3.
require that the Loan Parties Cash Collateralize the L/C Obligations; and
4.
whether or not the maturity of the Obligations shall have been accelerated pursuant hereto, proceed to protect, enforce and exercise all rights and remedies of the Credit Parties under this Agreement, any of the other Loan Documents or applicable Law, including, but not limited to, by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Agreement and the other Loan Documents or any instrument pursuant to which the Obligations are evidenced, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of the Credit Parties;

provided, however, that upon the occurrence of any Event of Default with respect to any Loan Party or any Subsidiary thereof under Section 8.01(f), the obligation of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Loan Parties to

Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender.

ii.
~~Notwithstanding anything to the contrary contained herein, except as the Required Term Lenders shall otherwise agree with respect to any action to be taken by the Administrative Agent pursuant to this Section 8.02(b), upon the occurrence of an Event of Default described in Section 8.01(a) or 8.01(b) (solely as a result of a breach of Section 7.15) (any such Event of Default, a “Specified Event of Default”), the Administrative Agent shall demand payment of the Obligations and the Administrative Agent and the Collateral Agent shall take any or all of the actions set forth in Section 8.02(a)(iv) and commence and pursue such other Enforcement Actions as the Administrative Agent in good faith deems appropriate within thirty (30) days (except with respect to Events of Default described in Sections 8.01(a), the Administrative Agent shall take such Enforcement Actions as it deems appropriate under the circumstances promptly upon receipt of notice) after the date of the receipt by the Administrative Agent of written notice executed and delivered by the Required Term Lenders or by the Term Loan Agent on behalf of Required Term Lenders requesting that the Administrative Agent commence Enforcement Actions (the “Term Loan Action Notice”), provided, that, (1) such Specified Event of Default has not been waived by the Applicable Lenders or cured, (2) in the good faith determination of the Administrative Agent, taking an Enforcement Action is permitted under the terms of the Loan Documents and applicable law, (3) taking an Enforcement Action shall not result in any liability of the Administrative Agent, the Term Loan Agent or the Lenders to any Loan Party or any other person, (4) the Administrative Agent shall be entitled to all of the benefits of Sections 9.03, 9.04 and 9.14 hereof, and (5) the Administrative Agent shall not be required to take an Enforcement Action so long as, within the period provided above, the Administrative Agent shall, at its option, either (a) appoint the Term Loan Agent, as an agent of the Administrative Agent for purposes of exercising the rights of the Administrative Agent to take an Enforcement Action, subject to the terms hereof or (b) resign as the Administrative Agent, and Term Loan Agent shall automatically be deemed to be the successor Administrative Agent hereunder and under the other Loan Documents for purposes hereof or thereof, except with respect to the provisions of Article II hereof and in connection with all matters relating to the determination of a Borrowing Base and each of its components (including Eligible Credit Card Receivables, Eligible Inventory, Reserves and receiving reports in respect of Collateral and conducting field examinations and appraisals with respect to the Collateral and similar matters).~~[Reserved.]
iii.
No remedy herein is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of Law.
iv.
Each of the Lenders agrees that it shall not, unless specifically requested to do so in writing by the Administrative Agent, take or cause to be taken any action, including, the commencement of any legal or equitable proceedings to enforce any Loan Document against any Loan Party or to foreclose any Lien on, or otherwise enforce any security interest in, or other rights to, any of the Collateral.

~~(e) Notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, if any Loan Party shall be subject to any proceeding with respect to any Debtor Relief Laws:~~

~~(i) No Revolving Lender will provide or offer to provide any DIP Financing, with such DIP Financing to be secured by all or any portion of the Collateral (including assets that, but for the application of Section 552 of the Bankruptcy Code or other applicable Law would be Collateral), to the Loan Parties unless (x) the terms of such DIP Financing complies with the terms and conditions of this Agreement, including, without limitation, (a) the sum of (1) the Total Revolver Outstandings plus (2) outstanding loans and unfunded commitments under the DIP Financing do not exceed the sum of (A) the then existing Revolving Loan Cap, plus (B) the Insolvency Increase Amount, and the minimum Revolving Availability covenant set forth in Section 7.15 is satisfied at the level provided therein (subject to any adjustment as a result of the increase in Revolving Commitments caused by the Insolvency Increase Amount), (y) the Administrative Agent retains its Lien on the Collateral to secure the Obligations with respect to the Term Loan, subordinate to the DIP Financing (and any other Lien securing any claim for diminution in value in connection therewith), including any DIP Financing budget approved by the Administrative Agent, but otherwise with the same priority as existed immediately prior to the commencement of any such proceeding, and (z) the DIP Financing is subject to the applicable rights of the Term Loan Agent under this Agreement (provided that, for the avoidance of doubt, each of the Term Loan Agent and the Term Lenders agrees that it will raise no objection and will not support any objection to such DIP Financing or to the Liens securing the same (or securing any claim for diminution in value in connection therewith) on any grounds, that meet the foregoing conditions set forth in this clause (i) and in clause (iii) below).~~

~~(ii) The Term Loan Agent and the Term Lenders hereby agree that they shall not (a) provide or offer to provide any DIP Financing to the Loan Parties or (b) endorse the provision of any DIP Financing to the Loan Parties, in each case of (a) and (b), to which Liens that are senior or pari passu in priority to the Liens securing the Obligations are granted on the Collateral.~~

~~(iii) All adequate protection granted to the Administrative Agent in any proceeding with respect to any Debtor Relief Laws, including all Liens granted to the Administrative Agent in any such proceeding as adequate protection, are intended to be for the benefit of all Credit Parties and shall be subject to the priorities set forth in Section 8.03, subject to any court order affecting the rights and interests of the parties hereto not in conflict with the terms hereof. Without limiting the foregoing, subject to this Section 8.02(e), the Term Lenders shall have the right to request the Administrative Agent to seek adequate protection for the Term Loan in the form of payment of interest at the non-Default Rate on the Term Loan and reimbursement of expenses of the Term Loan Agent, provided that the Term Lenders may continue to accrue interest on the Term Loan at the Default Rate, subject to any order entered in the proceeding. The Administrative Agent shall not be required to seek such adequate protection for the Term Loan in accordance with the immediately preceding sentence so long as the Administrative Agent shall have appointed the Term Loan Agent as an agent of the Administrative Agent for purposes of exercising the rights of the Administrative Agent to seek such adequate protection.~~

c.
Application of Funds

.

After the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 8.02), any amounts received on account of the Obligations shall be applied by the Administrative Agent in the following order:

First, to payment of that portion of the Obligations (excluding the Other Liabilities and Obligations in respect of the Term Loan) constituting fees, indemnities, Credit Party Expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and the Collateral Agent and amounts payable under Article III) payable to the Administrative Agent and the Collateral Agent, each in its capacity as such;

Second, to payment of that portion of the Obligations (excluding the Other Liabilities Obligations in respect of the Term Loan) constituting indemnities, Credit Party Expenses, and other amounts (other than principal, interest and fees) payable to the Revolving Lenders and the L/C Issuer (including fees, charges and disbursements of counsel to the respective Revolving Lenders and the L/C Issuer and amounts payable under Article III), ratably among them in proportion to the amounts described in this clause Second payable to them;

Third, to the extent not previously reimbursed by the Revolving Lenders, to payment to the Revolving Lenders of that portion of the Obligations constituting principal and accrued and unpaid interest on any Permitted Overadvances, ratably among the Revolving Lenders in proportion to the amounts described in this clause Third payable to them;

Fourth, to the extent that Swing Line Loans have not been refinanced by a Committed Revolving Loan, payment to the Swing Line Lender of that portion of the Obligations constituting accrued and unpaid interest on the Swing Line Loans;

Fifth, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Committed Revolving Loans and other Obligations in respect of the Revolving Loans and Letters of Credit, and fees (including Letter of Credit Fees), ratably among the Revolving Lenders and the L/C Issuer in proportion to the respective amounts described in this clause Fifth payable to them;

Sixth, to the extent that Swing Line Loans have not been refinanced by a Committed Revolving Loan, to payment to the Swing Line Lender of that portion of the Obligations constituting unpaid principal of the Swing Line Loans;

Seventh, to payment of that portion of the Obligations constituting unpaid principal of the Committed Revolving Loans, ratably among the Revolving Lenders and the L/C Issuer in proportion to the respective amounts described in this clause Seventh held by them;

Eighth, to the Administrative Agent for the account of the L/C Issuer, to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit;

Ninth, to payment of all other Obligations (including without limitation the cash collateralization of unliquidated indemnification obligations as provided in Section 10.04(g), but excluding any Other Liabilities and any Obligations in respect of the Term Loan), ratably among the Credit Parties in proportion to the respective amounts described in this clause Ninth held by them;

Tenth, to payment of that portion of the Obligations arising from Cash Management Services to the extent secured under the Security Documents, ratably among the Credit Parties in proportion to the respective amounts described in this clause Tenth held by them;

Eleventh, to payment of all other Obligations arising from Bank Products to the extent secured under the Security Documents, in an amount not to exceed the Bank Products Cap, ratably among the Credit Parties in proportion to the respective amounts described in this clause Eleventh held by them;

Twelfth, to payment of that portion of the Obligations in respect of the Term Loan constituting fees, indemnities, Credit Party Expenses and other amounts (including fees, charges and disbursements of counsel to the Term Loan Agent and amounts payable under Article III) payable to the Term Loan Agent, in its capacity as such;

Thirteenth, to payment of that portion of the Obligations in respect of the Term Loan constituting indemnities, Credit Party Expenses, and other amounts (other than principal, interest and fees) payable to the Term Lenders (including fees, charges and disbursements of counsel to the respective Term Lenders and amounts payable under Article III), ratably among them in proportion to the amounts described in this clause Thirteenth payable to them;

Fourteenth, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Term Loan and other Obligations in respect of the Term Loan (but not including any fees), ratably among the Term Lenders in proportion to the respective amounts described in this clause Fourteenth payable to them;

Fifteenth, to payment of that portion of the Obligations constituting unpaid principal of the Term Loan, ratably among the Term Lenders in proportion to the respective amounts described in this clause Fifteenth held by them;

Sixteenth, to payment of that portion of the Obligations arising from Bank Products to the extent secured under the Security Documents, to the extent in excess of the Bank Products Cap, ratably among the Credit Parties in proportion to the respective amounts described in this clause Sixteenth payable to them;

Seventeenth, to payment of all other Obligations (including without limitation, any fees and any Obligations arising from Cash Management Services and Bank Products to the extent not paid pursuant to clauses Tenth and Eleventh above), ratably among the Credit Parties in proportion to the respective amounts described in this clause Seveneenth held by them; and

Last, the balance, if any, after all of the Obligations have been Paid in Full, to the Loan Parties or as otherwise required by Law.

Subject to Section 2.03(c), amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Eighth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above.

d.
Separate Claims and Separate Classifications

.

Each of the Credit Parties hereto acknowledges and agrees that because of, among other things, their differing rights and priorities in the Collateral, the claims of the Revolving Lenders and the Term Lenders in respect of the Collateral are fundamentally different from each other, and the claims of the Revolving Loans and the Term Loan in respect of any Collateral must be separately classified in any bankruptcy or other insolvency proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that, in respect of any Collateral, the Revolving Loans and/or the Term Loan in respect of such Collateral constitute only one secured claim (rather than separate classes of secured claims), then all distributions shall be made as if there were separate classes of secured claims in respect of any Collateral and, to the extent that any holder of the Revolving Loans and/or the Term Loan receives distributions in respect of the Collateral, such distributions shall be held in trust by the receiving party and distributed giving effect to the foregoing.

9.

ADMINISTRATIVE AGENT
a.
Appointment and Authority.
a.
Each of the Lenders, the Swing Line Lender and the L/C Issuer hereby irrevocably appoints Wells Fargo to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the L/C Issuer, and no Loan Party or any Subsidiary thereof shall have rights as a third party beneficiary of any of such provisions.
b.
Each of the Lenders (in its capacities as a Lender) and the Swing Line Lender hereby irrevocably appoints Wells Fargo as Collateral Agent and authorizes the Collateral Agent to act as the agent of such Lender for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Collateral Agent, as “collateral agent” and any co-agents, sub-agents and attorneys-in-fact appointed by the Collateral Agent pursuant to Section 9.05 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Collateral Agent), shall be entitled to the benefits of all provisions of this Article IX and Article X (including Section 10.04(c)), as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents, as if set forth in full herein with respect thereto.
c.
Each of the Term Lenders hereby irrevocably appoints Wells Fargo to act on its behalf as the Term Loan Agent hereunder and under the other Loan Documents and authorizes the Term Loan Agent to take such actions on its behalf and to exercise such powers as are delegated to the Term Loan Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Term Loan Agent and the Term Lenders, and no Loan Party or any Subsidiary thereof shall have rights as a third party beneficiary of any of such provisions.
b.
Rights as a Lender

.

The Person serving as the Administrative Agent, the Collateral Agent or the Term Loan Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it was not the Administrative Agent, the Collateral Agent or the Term Loan Agent, as applicable, and the terms “Revolving Lender”, “Revolving Lenders”, “Term Lender” or “Term Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent, the Collateral Agent or the Term Loan Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Loan Parties or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent, the Collateral Agent or the Term Loan Agent hereunder and without any duty to account therefor to the Lenders.

c.
Exculpatory Provisions

.

None of the Administrative Agent, the Collateral Agent or the Term Loan Agent shall have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, none of the Administrative Agent, the Collateral Agent or the Term Loan Agent:

i.
shall be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;
ii.
shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent, the Collateral Agent or the Term Loan Agent, as applicable, is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that none of the Administrative Agent, the Collateral Agent or the Term Loan Agent shall be required to take any action that, in its respective opinion or the opinion of its counsel, may expose such Agent or Term Loan Agent to liability or that is contrary to any Loan Document or applicable law; and
iii.
shall, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, nor shall be liable for the failure to disclose, any information relating to the Loan Parties or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent, the Collateral Agent or the Term Loan Agent, or any of their respective Affiliates in any capacity.

None of the Administrative Agent, the Collateral Agent or the Term Loan Agent shall be liable for any action taken or not taken by it (i) with the Consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as such Agent or the Term Loan Agent, as applicable, shall believe in good faith shall be necessary, under the circumstances as provided in Sections 10.01 and 8.02) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a final and non-appealable judgment of a court of competent jurisdiction.

None of the Administrative Agent, the Collateral Agent or the Term Loan Agent shall be deemed to have knowledge of any Default unless and until notice describing such Default is given to such Person by the

Loan Parties, a Lender or the L/C Issuer. If the Administrative Agent or the Term Loan Agent receives notice of such Default or Event of Default, it shall promptly notify the Administrative Agent or the Term Loan Agent, as applicable, and the Lenders thereof in writing. Upon the occurrence of an Event of Default, the applicable Agent or Term Loan Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Applicable Lenders. Unless and until the Agents shall have received such direction, the Agents may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to any such Default or Event of Default as it shall deem advisable in the best interest of the Credit Parties. In no event shall the Agents be required to comply with any such directions to the extent that any Agent believes that its compliance with such directions would be unlawful.

None of the Administrative Agent, the Collateral Agent or the Term Loan Agent shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or the creation, perfection or priority of any Lien purported to be created by the Security Documents, (v) the value or the sufficiency of any Collateral, or (vi) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Agents.

d.
Reliance by Agents and Term Loan Agent.

Each Agent and the Term Loan Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including, but not limited to, any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. Each Agent and the Term Loan Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the L/C Issuer, the Administrative Agent may presume that such condition is satisfactory to such Lender or the L/C Issuer unless the Administrative Agent shall have received written notice to the contrary from such Lender or the L/C Issuer prior to the making of such Loan or the issuance of such Letter of Credit. Each Agent and the Term Loan Agent may consult with legal counsel (who may be counsel for any Loan Party), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

e.
Delegation of Duties

.

Each Agent and the Term Loan Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub‑agents appointed by such Agent and/or the Term Loan Agent. Each Agent and the Term Loan Agent and any such sub‑agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub‑agent and to the Related Parties of the Agents and any such sub‑agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as such Agent and the Term Loan Agent.

f.
Resignation of Agents and the Term Loan Agent.

Either Agent or the Term Loan Agent may at any time give written notice of its resignation to the Lenders and the Lead Borrower. Upon receipt of any such notice of resignation, the Required Lenders (or, in the case of the Term Loan Agent, the Required Term Lenders) shall have the right, in consultation with the Lead Borrower, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders (or, in the case of the Term Loan Agent, the Required Term Lenders) and shall have accepted such appointment within 30 days after the retiring Agent or Term Loan Agent gives notice of its resignation, then the retiring Agent or Term Loan Agent may on behalf of the applicable Lenders and the L/C Issuer, as applicable, appoint a successor Administrative Agent, Collateral Agent or Term Loan Agent, as applicable, meeting the qualifications set forth above; provided that if the Administrative Agent, the Collateral Agent or the Term Loan Agent, as applicable, shall notify the Lead Borrower and the Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (1) the retiring Agent or Term Loan Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any Collateral held by the Collateral Agent on behalf of the Lenders or the L/C Issuer under any of the Loan Documents, the retiring Collateral Agent shall continue to hold such collateral security until such time as a successor Collateral Agent is appointed) and (2) all payments, communications and determinations provided to be made by, to or through the Administrative Agent or the Term Loan Agent, as applicable, shall instead be made by or to each Lender and the L/C Issuer directly, until such time as the Required Lenders (or, in the case of the Term Loan Agent, the Required Term Lenders) appoint a successor Administrative Agent or Term Loan Agent, as applicable, as provided for above in this Section. Upon the acceptance of a successor’s appointment as Administrative Agent, Collateral Agent or Term Loan Agent, as applicable, hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Agent or Term Loan Agent, and the retiring Agent or Term Loan Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrowers to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Lead Borrower and such successor. After the retiring Agent’s or Term Loan Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article and Section 10.04 shall continue in effect for the benefit of such retiring Agent or Term Loan Agent, its sub‑agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Agent or Term Loan Agent was acting as such Agent or Term Loan Agent hereunder.

Any resignation by Wells Fargo as Administrative Agent pursuant to this Section shall also constitute its resignation as Swing Line Lender and its resignation as L/C Issuer. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer and Swing Line Lender, (b) the retiring L/C Issuer and Swing Line Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (c) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring L/C Issuer to effectively assume the obligations of the retiring L/C Issuer with respect to such Letters of Credit.

g.
Non-Reliance on Administrative Agent or Term Loan Agent and Other Lenders

.

Each Lender and the L/C Issuer acknowledges that it has, independently and without reliance upon the Agents, the Term Loan Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and the L/C Issuer also acknowledges that it will, independently and without reliance upon the Agents, the Term Loan Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. Except as provided in Section 9.12, none of the Agents or the Term Loan Agent shall have any duty or responsibility to provide any Credit Party with any other credit or other information concerning the affairs, financial condition or business of any Loan Party that may come into the possession of such Agent or Term Loan Agent.

h.
No Other Duties, Etc

.

Anything herein to the contrary notwithstanding, neither the Lead Arranger nor the Syndication Agent listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity as the Agent, a Lender or the L/C Issuer hereunder.

i.
Administrative Agent May File Proofs of Claim

.

In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Loan Parties) shall be entitled and empowered, by intervention in such proceeding or otherwise

i.
to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the L/C Issuer, the Administrative Agent and the other Credit Parties (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the L/C Issuer, the Administrative Agent, such Credit Parties and their respective agents and counsel and all other amounts due the Lenders, the L/C Issuer the Administrative

Agent and such Credit Parties under Sections 2.03(l) and 2.03(m) (as applicable), Section 2.09 and Section 10.04) allowed in such judicial proceeding; and
ii.
to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and the L/C Issuer to make such payments to the Administrative Agent and, if the Administrative Agent shall consent to the making of such payments directly to the Lenders and the L/C Issuer, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.09 and 10.04.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or the L/C Issuer any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or the L/C Issuer or to authorize the Administrative Agent to vote in respect of the claim of any Lender or the L/C Issuer in any such proceeding.

j.
Collateral and Guaranty Matters

.

The Credit Parties irrevocably authorize the Agents, at their option and in their discretion,

i.
to release any Lien on any property granted to or held by the Collateral Agent under any Loan Document (i) upon the Payment in Full of all Obligations, (ii) that is sold or to be sold as part of or in connection with any sale permitted hereunder or under any other Loan Document or, with respect to ABL Term Priority Collateral, as to which the Agents are required to release such Lien pursuant to the ABL Intercreditor Agreement, or (iii) if approved, authorized or ratified in writing by the Applicable Lenders in accordance with Section 10.01;
ii.
to subordinate any Lien on any property granted to or held by the Collateral Agent under any Loan Document to the holder of any Lien on such property that is permitted by clause (h) of the definition of Permitted Encumbrances;
iii.
to subordinate any Lien on Collateral other than ABL Priority Collateral to the ABL Term Agent, in accordance with the ABL Intercreditor Agreement; and
iv.
~~(c)~~ to release any Guarantor from its obligations under the Facility Guaranty if such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder; provided that if such Person is, or continues to be, an obligor with respect to the ABL Term Obligations (whether as a borrower or a guarantor thereunder), the Agents shall not release any such Person from its obligations under the Facility Guaranty unless and until such Person is no longer an obligor with respect to the ABL Term Obligations.

Upon request by any Agent at any time, the Applicable Lenders will confirm in writing such Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Facility Guaranty pursuant to this Section 9.10. In each case as specified in this Section 9.10, the Agents will, at the Loan Parties’ expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Security Documents or to subordinate its interest in such item, or to release such Guarantor from its obligations under the Facility Guaranty, in each case in accordance with the terms of the Loan Documents and this Section 9.10.

Notwithstanding the provisions of this Section 9.10, the Agents shall be authorized, without the consent of any Lender and without the requirement that a Disposition shall have occurred, to release any security interest in any building, structure or improvement located in an area determined by the Federal Emergency Management Agency to have special flood hazards.

k.
Notice of Transfer.

The Agents may deem and treat a Lender party to this Agreement as the owner of such Lender’s portion of the Obligations for all purposes, unless and until, and except to the extent, an Assignment and Acceptance shall have become effective as set forth in Section 10.06.

l.
Reports and Financial Statements.

By signing this Agreement, each Lender:

i.
agrees to furnish the Administrative Agent (and thereafter at such frequency as the Administrative Agent may reasonably request) with a summary of all Other Liabilities due or to become due to such Lender. In connection with any distributions to be made hereunder, the Administrative Agent shall be entitled to assume that no amounts are due to any Lender on account of Other Liabilities unless the Administrative Agent has received written notice thereof from such Lender;
ii.
is deemed to have requested that the Administrative Agent furnish such Lender, promptly after they become available, copies of all Borrowing Base Certificates and financial statements required to be delivered by the Lead Borrower hereunder and all commercial finance examinations and appraisals of the Collateral received by the Agents (collectively, the “Reports”);
iii.
expressly agrees and acknowledges that the Administrative Agent makes no representation or warranty as to the accuracy of the Reports, and shall not be liable for any information contained in any Report;
iv.
expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that the Agents or any other party performing any audit or examination will inspect only specific information regarding the Loan Parties and will rely significantly upon the Loan Parties’ books and records, as well as on representations of the Loan Parties’ personnel;
v.
agrees to keep all Reports confidential in accordance with the provisions of Section 10.07 hereof; and
vi.
without limiting the generality of any other indemnification provision contained in this Agreement, agrees: (i) to hold the Agents and any such other Lender preparing a Report harmless from any action the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any Report in connection with any Credit Extensions that the indemnifying Lender has made or may make to the Borrowers, or the indemnifying Lender’s participation in, or the indemnifying Lender’s purchase of, a Loan or Loans; and (ii) to pay and protect, and indemnify, defend, and hold the Agents and any such other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including attorney costs) incurred by the Agents and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.
m.
Agency for Perfection.

Each Lender hereby appoints each other Lender as agent for the purpose of perfecting Liens for the benefit of the Agents and the Lenders, in assets which, in accordance with Article 9 of the UCC or any other applicable Law of the United States can be perfected only by possession. Should any Lender (other than the Agents) obtain possession of any such Collateral, such Lender shall notify the Agents thereof, and, promptly upon the Collateral Agent’s request therefor shall deliver such Collateral to the Collateral Agent or otherwise deal with such Collateral in accordance with the Collateral Agent’s instructions.

n.
Indemnification of Agents

.

The Lenders hereby agree to indemnify the Agents, the Term Loan Agent, the L/C Issuer and any Related Party, as the case may be (to the extent not reimbursed by the Loan Parties and without limiting the obligations of Loan Parties hereunder), ratably according to their Applicable Percentages, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against any Agent, the Term Loan Agent, the L/C Issuer and their Related Parties in any way relating to or arising out of this Agreement or any other Loan Document or any action taken or omitted to be taken by any Agent, the Term Loan Agent, the L/C Issuer and their Related Parties in connection therewith; provided, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from any Agent’s, the Term Loan Agent’s, the L/C Issuer’s and their Related Parties’ gross negligence or willful misconduct as determined by a final and nonappealable judgment of a court of competent jurisdiction.

o.
Relation among Lenders

.

The Lenders are not partners or co-venturers, and no Lender shall be liable for the acts or omissions of, or (except as otherwise set forth herein in case of the Agents and the Term Loan Agent) authorized to act for, any other Lender.

p.
Defaulting Lender.
a.
Notwithstanding the provisions of Section 2.14 hereof, the Administrative Agent shall not be obligated to transfer to a Defaulting Lender any payments made by the Borrowers to the Administrative Agent for the Defaulting Lender’s benefit or any proceeds of Collateral that would otherwise be remitted hereunder to the Defaulting Lender, and, in the absence of such transfer to the Defaulting Lender, the Administrative Agent shall transfer any such payments (i) first, to the Swing Line Lender to the extent of any Swing Line Loans that were made by the Swing Line Lender and that were required to be, but were not, paid by the Defaulting Lender, (ii) second, to the L/C Issuer, to the extent of the portion of a Letter of Credit Disbursement that was required to be, but was not, paid by the Defaulting

Lender, (iii) third, to each Non-Defaulting Lender ratably in accordance with their Revolving Commitments (but, in each case, only to the extent that such Defaulting Lender’s portion of a Revolving Loan (or other funding obligation) was funded by such other Non-Defaulting Lender), (iv) to the Cash Collateral Account, the proceeds of which shall be retained by the Administrative Agent and may be made available to be re-advanced to or for the benefit of the Borrowers (upon the request of the Lead Borrower and subject to the conditions set forth in Section 4.02) as if such Defaulting Lender had made its portion of the Revolving Loans (or other funding obligations) hereunder, and (v) from and after the date on which all other Obligations in respect of the Revolving Loans, Swing Line Loans and Letters of Credit have been paid in full, to such Defaulting Lender. Subject to the foregoing, the Administrative Agent may hold and, in its discretion, re-lend to the Borrowers for the account of such Defaulting Lender the amount of all such payments received and retained by the Administrative Agent for the account of such Defaulting Lender. Solely for the purposes of voting or consenting to matters with respect to the Loan Documents (including the calculation of Revolving Applicable Percentages in connection therewith) and for the purpose of calculating the fee payable under Section 2.09(a), such Defaulting Lender shall be deemed not to be a “ Revolving Lender” and such Lender’s Revolving Commitment shall be deemed to be zero; provided, that the foregoing shall not apply to any of the matters governed by Section 10.01(a) through (c). The provisions of this Section 9.16 shall remain effective with respect to such Defaulting Lender until the earlier of (y) the date on which all of the Non-Defaulting Lenders, the Administrative Agent, the L/C Issuer, and the Borrowers shall have waived, in writing, the application of this Section 9.16 to such Defaulting Lender, or (z) the date on which such Defaulting Lender pays to the Administrative Agent all amounts owing by such Defaulting Lender in respect of the amounts that it was obligated to fund hereunder, and, if requested by the Administrative Agent, provides adequate assurance of its ability to perform its future obligations hereunder (on which earlier date, so long as no Event of Default has occurred and is continuing, any remaining cash collateral held by the Administrative Agent pursuant to Section 9.16(b) shall be released to the Borrowers). The operation of this Section 9.16 shall not be construed to increase or otherwise affect the Revolving Commitment of any Revolving Lender, to relieve or excuse the performance by such Defaulting Lender or any other Revolving Lender of its duties and obligations hereunder, or to relieve or excuse the performance by any Borrower of its duties and obligations hereunder to the Administrative Agent, the L/C Issuer, the Swing Line Lender, or to the Revolving Lenders other than such Defaulting Lender. Any failure by a Defaulting Lender to fund amounts that it was obligated to fund hereunder shall constitute a material breach by such Defaulting Lender of this Agreement and shall entitle the Borrowers, at their option, upon written notice to the Administrative Agent, to arrange for a substitute Revolving Lender to assume the Revolving Commitment of such Defaulting Lender, such substitute Revolving Lender to be reasonably acceptable to the Administrative Agent. In connection with the arrangement of such a substitute Revolving Lender, the Defaulting Lender shall have no right to refuse to be replaced hereunder, and agrees to execute and deliver a completed form of Assignment and Assumption in favor of the substitute Revolving Lender (and agrees that it shall be deemed to have executed and delivered such document if it fails to do so) subject only to being paid its share of the outstanding Obligations in respect of the Revolving Loans, Swing Line Loans and Letters of Credit (other than any Other Liabilities, but including (1) all interest, fees (except any commitment fees or Letter of Credit Fees not due to such Defaulting Lender in accordance with the terms of this Agreement), and other amounts that may be due and payable in respect thereof, and (2) an assumption of its Revolving Applicable Percentage of its participation in the Letters of Credit); provided, that any such assumption of the Revolving Commitment of such Defaulting Lender shall not be deemed to constitute a waiver of any of the Credit Parties’ or the Loan Parties’ rights or remedies against any such Defaulting Lender arising out of or in relation to such failure to fund. In the event of a direct conflict between the priority provisions of this Section 9.16 and any other provision contained in this Agreement or any other Loan Document, it is the intention of the parties hereto that such provisions be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of this Section 9.16 shall control and govern.
b.
If any Swing Line Loan or Letter of Credit is outstanding at the time that a Revolving Lender becomes a Defaulting Lender then:
2.
such Defaulting Lender’s participation interest in any Swing Line Loan or Letter of Credit shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Revolving Applicable Percentages but only to the extent (x) the Outstanding Amount sum of all Non-Defaulting Lenders’ Revolving Credit Extensions after giving effect to such reallocation does not exceed the total of all Non-Defaulting Lenders’ Revolving Commitments and (y) the conditions set forth in Section 4.02 are satisfied at such time;
3.
if the reallocation described in clause (b)(i) above cannot, or can only partially, be effected, the Borrowers shall within one Business Day following notice by the Administrative Agent (x) first, prepay such Defaulting Lender’s participation in any outstanding Swing Line Loans (after giving effect to any partial reallocation pursuant to clause (b)(i) above) and (y) second, cash collateralize such Defaulting Lender’s participation in Letters of Credit (after giving effect to any partial reallocation pursuant to clause (b)(i) above), pursuant to a cash collateral agreement to be entered into in form and substance reasonably satisfactory to the Administrative Agent, for so long as such L/C Obligations are outstanding; provided, that the Borrowers shall not be obligated to cash collateralize any Defaulting Lender’s participations in Letters of Credit if such Defaulting Lender is also the L/C Issuer;
4.
if the Borrowers cash collateralize any portion of such Defaulting Lender’s participation in ~~Letters of Credit Exposure~~L/C Obligations pursuant to this Section 9.16(b), the Borrowers shall not be required to pay any Letter of Credit Fees to the Administrative Agent for the account of such Defaulting Lender pursuant to Section 2.03 with respect to such cash collateralized portion of such Defaulting Lender’s participation in Letters of Credit during the period such participation is cash collateralized;
5.
to the extent the participation by any Non-Defaulting Lender in the Letters of Credit is reallocated pursuant to this Section 9.16(b), then the Letter of Credit Fees payable to the Non-Defaulting Lenders pursuant to Section 2.03 shall be adjusted in accordance with such reallocation;
6.
to the extent any Defaulting Lender’s participation in Letters of Credit is neither cash collateralized nor reallocated pursuant to this Section 9.16(b), then, without prejudice to any rights or remedies of the L/C Issuer or any Lender hereunder, all Letter of Credit Fees that would have otherwise been payable to such Defaulting Lender under Section 2.03 with respect to such portion of such participation shall instead be payable to the L/C Issuer until such portion of such Defaulting Lender’s participation is cash collateralized or reallocated;

7.
so long as any Revolving Lender is a Defaulting Lender, the Swing Line Lender shall not be required to make any Swing Line Loan and the L/C Issuer shall not be required to issue, amend, or increase any Letter of Credit, in each case, to the extent (x) the Defaulting Lender’s Revolving Applicable Percentage of such Swing Line Loans or Letter of Credit cannot be reallocated pursuant to this Section 9.16(b) or (y) the Swing Line Lender or the L/C Issuer, as applicable, has not otherwise entered into arrangements reasonably satisfactory to the Swing Line Lender or the L/C Issuer, as applicable, and the Borrowers to eliminate the Swing Line Lender’s or L/C Issuer’s risk with respect to the Defaulting Lender’s participation in Swing Line Loans or Letters of Credit; and
8.
The Administrative Agent may release any cash collateral provided by the Borrowers pursuant to this Section 9.16(b) to the L/C Issuer and the L/C Issuer may apply any such cash collateral to the payment of such Defaulting Lender’s Revolving Applicable Percentage of any Letter of Credit Disbursement that is not reimbursed by the Borrowers pursuant to Section 2.03. Subject to Section 10.26, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Revolving Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.
q.
Providers.

Each provider of Bank Products or Cash Management Services (each, a “Provider”) in its capacity as such shall be deemed a third party beneficiary hereof and of the provisions of the other Loan Documents for purposes of any reference in a Loan Document to the parties for whom the Agents are acting. Each Agent hereby agrees to act as agent for such Providers and, by virtue of entering into an agreement in respect of Bank Products or Cash Management Services (each, a “Specified Agreement”), the applicable Provider shall be automatically deemed to have appointed each Agent as its agent and to have accepted the benefits of the Loan Documents. It is understood and agreed that the rights and benefits of each Provider under the Loan Documents consist exclusively of such Provider’s being a beneficiary of the Liens and security interests (and, if applicable, guarantees) granted to the Collateral Agent and the right to share in payments and collections out of the Collateral as more fully set forth herein. In addition, each Provider, by virtue of entering into a Specified Agreement, shall be automatically deemed to have agreed that the Administrative Agent shall have the right, but shall have no obligation, to establish, maintain, relax, or release Bank Products Reserves and reserves in respect of Cash Management Services and that if reserves are established there is no obligation on the part of the Administrative Agent to determine or insure whether the amount of any such reserve is appropriate or not. The Administrative Agent shall have no obligation to calculate the amount due and payable with respect to any Other Liabilities, but may rely upon a written notice from the applicable Provider provided pursuant to Section 9.12(a). In the absence of an updated written notice, the Administrative Agent shall be entitled to assume that the amount due and payable to the applicable Provider is the amount last certified to the Administrative Agent by such Provider as being due and payable (less any distributions made to such Provider on account thereof). Borrowers may obtain Bank Products or Cash Management Services from any Provider, although Borrowers are not required to do so. Each Borrower acknowledges and agrees that no Provider has committed to provide any Bank Products or Cash Management Services and that the providing of Bank

Products or Cash Management Services by any Provider is in the sole and absolute discretion of such Provider.

r.
Lead Arranger; Syndication Agent.

Notwithstanding the provisions of this Agreement or any of the other Loan Documents, no Person who is or becomes a Lead Arranger or a Syndication Agent shall have any powers, rights, duties, responsibilities or liabilities with respect to this Agreement and the other Loan Documents.

10.

MISCELLANEOUS
a.
Amendments, Etc.

No amendment or waiver of any provision of this Agreement or any other Loan Document, and no Consent to any departure by any Loan Party therefrom, shall be effective unless in writing signed by the Administrative Agent, with the Consent of the Required Lenders, and the Lead Borrower or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent, and each such waiver or Consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall:

i.
extend or, increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 8.02) without the written Consent of such Lender;
ii.
as to any Lender, postpone any date fixed by this Agreement or any other Loan Document for (i) any scheduled payment (including the Maturity Date) or mandatory prepayment of principal, interest, fees or other amounts due hereunder or under any of the other Loan Documents without the written Consent of such Lender entitled to such payment, or (ii) any scheduled or mandatory reduction or termination of the Aggregate Revolving Commitments hereunder or under any other Loan Document without the written Consent of such Lender;
iii.
as to any Lender, reduce the principal of, or the rate of interest specified herein on, any Loan held by such Lender, or (subject to clause (iv) of the second proviso to this Section 10.01) any fees or other amounts payable hereunder or under any other Loan Document to or for the account of such Lender, without the written Consent of each Lender entitled to such amount; provided, however, that (i) only the Consent of the Required Revolving Lenders shall be necessary to amend the definition of “Default Rate” as it applies to the Committed Revolving Loans and the Swing Line Loans or to waive any obligation of the Borrowers to pay interest on the Committed Revolving Loans and the Swing Line Loans or Letter of Credit Fees at the Default Rate and (ii) only the Consent of the Required Term Lenders shall be necessary to amend the definition of “Default Rate” as it applies to the Term Loan or to waive any obligation of the Borrowers to pay interest on the Term Loan at the Default Rate;
iv.
as to any Lender, change Section 2.13 or Section 8.03 in a manner that would alter the pro rata sharing of payments required thereby without the written Consent of such Lender;

v.
change any provision of this Section 10.01 or the last sentence of Section 4.02 without the written Consent of each Lender, or change the definition of “Required Lenders”, “Required Revolving Lenders”, or “Required Term Lenders”, or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder without the written Consent of each Lender included in any such definition;
vi.
except as expressly permitted hereunder or under any other Loan Document, release, or limit the liability of, any Loan Party without the written Consent of each Lender;
vii.
except for Permitted Dispositions, release all or substantially all of the Collateral from the Liens of the Security Documents without the written Consent of each Lender;
viii.
except as provided in Section 2.15, increase the Aggregate Revolving Commitments or increase the amount of the Term Loan without the written Consent of each Lender;
ix.
modify the definition of Permitted Overadvance so as to increase the amount thereof or, except as provided in such definition, the time period for which a Permitted Overadvance may remain outstanding without the written Consent of each Lender;
x.
except as expressly permitted herein or in any other Loan Document, subordinate the Obligations hereunder or the Liens granted hereunder or under the other Loan Documents, to any other Indebtedness or Lien, as the case may be without the written Consent of each Lender;
xi.
at any time that any Real Estate is included in the Collateral, add, increase, renew or extend any Credit Extension or Commitment hereunder until the completion of flood due diligence, documentation and coverage as required by the Flood Laws or as otherwise satisfactory to all Lenders; and
xii.
without the consent of the Required Revolving Lenders and the Required Term Lenders:
1.
amend Section 2.15 in a manner that would increase the amount of any Revolving Commitment Increases available thereunder;
2.
amend Section 6.01, 6.02, 6.03, 6.10, 6.11, 6.13, 6.15, any provisions of Article VII, or Section 8.01 or 8.02, or Section 10.04;
3.
amend the definitions of “Applicable Percentage”, “Appraised Value”, “Approved Fund”, “Bank Products”, “Bank Products Reserve”, “Base Rate”, “Cash Management Services”, “Default Rate”, “Eligible Assignee”, “Enforcement Action”, “Insolvency Increase Amount”, “Interest Payment Date”, “LIBO Rate”, “Material Adverse Effect”, “Measurement Period”, “Payment Conditions”, “Permitted Dispositions”, “Permitted Overadvance”, “Restricted Payments”, “Reserves” (or any defined term included therein), “Revolving Availability”, “Term Loan Action Notice”, “Term Loan Reserve”, “Unintentional Overadvance”; and
4.
amend the definitions of the terms “Revolving Borrowing Base” or “Term Loan Borrowing Base” or any component definition thereof if as a result thereof the amounts available to be borrowed by the Borrowers would be increased, provided that the foregoing shall not limit the Permitted Discretion of the Administrative Agent to change, establish or eliminate any Reserves;

and, provided further, that (i) no amendment, waiver or Consent shall, unless in writing and signed by the L/C Issuer in addition to the Lenders required above, affect the rights or duties of the L/C Issuer under this Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or Consent shall, unless in writing and signed by the Swing Line Lender in addition to the Lenders required above, affect the rights or duties of the Swing Line Lender under this Agreement; (iii) no amendment, waiver or Consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; (iv) no amendment, waiver or Consent shall, unless in writing and signed by the Collateral Agent in addition to the Lenders required above, affect the rights or duties of the Collateral Agent under this Agreement or any other Loan Document; (v) no amendment, waiver or Consent shall, unless in writing and signed by the Term Loan Agent in addition to the Lenders required above, affect the rights or duties of the Term Loan Agent under this Agreement or any other Loan Document; (vi) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto; and (vii) any amendment contemplated by Section 2.10(b) or Section 3.03 in connection with the use or administration of Term SOFR or a Benchmark Transition Event, as applicable, shall be effective as contemplated by such Section 2.10(b) or Section 3.03, as applicable.

Notwithstanding anything to the contrary in this Agreement or any other Loan Document, (x) no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or Consent hereunder, except that the Commitment of such Lender may not be increased or extended without the consent of such Lender, and (y) no provider or holder of any Bank Products or Cash Management Services shall have any voting or approval rights hereunder (or be deemed a Lender) solely by virtue of its status as the provider or holder of such agreements or products or the Obligations owing thereunder, nor shall the consent of any such provider or holder be required (other than in their capacities as Lenders, to the extent applicable) for any matter hereunder or under any of the other Loan Documents, including as to any matter relating to the Collateral or the release of Collateral or any Loan Party.

If any Lender does not Consent (a “Non-Consenting Lender”) to a proposed amendment, waiver, consent or release with respect to any Loan Document that requires the Consent of each Lender and that has been approved by the Required Lenders, the Lead Borrower may replace such Non-Consenting Lender in accordance with Section 10.13; provided that such amendment, waiver, consent or release can be effected as a result of the assignment contemplated by such Section (together with all other such assignments required by the Lead Borrower to be made pursuant to this paragraph).

b.
Notices; Effectiveness; Electronic Communications.
a.
Notices Generally. Except as provided in subsection (b) below, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier as follows:
i.
if to the Loan Parties, the Agents, the L/C Issuer or the Swing Line Lender, to the address, telecopier number or electronic mail address specified for such Person on Schedule 10.02; and
ii.
if to any other Lender, to the address, telecopier number or electronic mail address specified in its Administrative Questionnaire.

Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices delivered through electronic communications to the extent provided in subsection (b) below, shall be effective as provided in such subsection (b).

b.
Electronic Communications. Notices and other communications to the Loan Parties, the Lenders and the L/C Issuer hereunder may be delivered or furnished by electronic communication (including e‑mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or the L/C Issuer pursuant to Article II if such Lender or the L/C Issuer, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Lead Borrower may, each in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.

Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

c.
The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Agents or any of their Related Parties (collectively, the “Agent Parties”) have any liability to any Loan Party, any Lender, the L/C Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Loan Parties’ or the Administrative Agent’s transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to any Loan Party, any Lender, the L/C Issuer or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).

d.
Change of Address, Etc. Each of the Loan Parties, the Agents, the L/C Issuer and the Swing Line Lender may change its address or telecopier number for notices and other communications hereunder, or, solely with respect to communications, may change its telephone number, by notice to the other parties hereto. Each other Lender may change its address or telecopier number for notices and other communications hereunder by notice to the Lead Borrower, the Agents, the L/C Issuer and the Swing Line Lender. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, telecopier number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender.
e.
Reliance by Agents, L/C Issuer and Lenders. The Agents, the L/C Issuer and the Lenders shall be entitled to rely and act upon any notices (including, without limitation, all Requests for Credit Extensions) purportedly given by or on behalf of the Loan Parties even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Loan Parties shall indemnify the Agents, the L/C Issuer, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Loan Parties (including, without limitation, pursuant to any Requests for Credit Extensions). All telephonic communications with the Agents may be recorded by the Agents, and each of the parties hereto hereby consents to such recording.
c.
No Waiver; Cumulative Remedies

No failure by any Credit Party to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or under any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided herein and in the other Loan Documents are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether any Credit Party may have had notice or knowledge of such Default at the time.

d.
Expenses; Indemnity; Damage Waiver.
a.
Costs and Expenses. The Borrowers shall pay all Credit Party Expenses.
b.
Indemnification by the Loan Parties. The Loan Parties shall indemnify the Agents (and any sub-agent thereof), each other Credit Party, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, causes of action, damages, liabilities, settlement payments, costs, and related expenses (including the fees, charges and disbursements of any counsel for any Indemnitee provided that such Indemnitees shall be entitled to reimbursement for no more than one primary counsel and one local counsel in each applicable jurisdiction (absent a conflict of interest in which case the Indemnitees may engage and be reimbursed for additional counsel)), incurred by any Indemnitee or asserted against any Indemnitee by any third party or by any Borrower or any other Loan Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, or, in the case of the Agents (and any sub-agents thereof) and their Related Parties only, the administration of this Agreement and the other Loan Documents, (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit, any bank advising or confirming a Letter of Credit or any other nominated person with respect to a Letter of Credit seeking to be reimbursed or indemnified or compensated, and any third party seeking to enforce the rights of a Borrower, beneficiary, nominated person, transferee, assignee of Letter of Credit proceeds, or holder of an instrument or document related to any Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by any Loan Party or any of its Subsidiaries, or any Environmental Liability related in any way to any Loan Party or any of its Subsidiaries, (iv) any claims of, or amounts paid by any Credit Party to, a Blocked Account Bank or other Person which has entered into a control agreement with any Credit Party hereunder, or (v) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by any Borrower or any other Loan Party or any of the Loan Parties’ directors, shareholders or creditors, and regardless of whether any Indemnitee is a party thereto, in all cases, whether or not caused by or arising, in whole or in part, out of the comparative, contributory or sole negligence of the Indemnitee; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee, (y) result from a claim brought by a Borrower or any other Loan Party against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if the Borrowers or such Loan Party has obtained a final and non-appealable judgment in its favor on such claim as determined by a court of competent jurisdiction, or (z) are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted solely from a claim not involving an act or omission of any Loan Party or any of its Subsidiaries and brought by an Indemnitee against another Indemnitee related to Section 10.28 (other than against the arranger or the Administrative Agent in their capacities as such and other than claims with respect to a Letter of Credit brought by one Indemnitee against another Indemnitee acting in a different capacity or role with respect to such Letter of Credit such as an issuing bank as opposed to an advising bank, confirming bank, negotiating bank or transferring bank).
c.
Reimbursement by Lenders. Without limiting their obligations under Section 9.14 hereof, to the extent that the Loan Parties for any reason fail to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by it, each Lender severally agrees to pay to the Agents (or any such sub-agent), the L/C Issuer or such Related Party, as the case may be, such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Agents (or any such sub-agent) or the L/C Issuer in its capacity as such, or against any Related Party of any of the foregoing acting for the Agents (or any such sub-agent) or L/C Issuer in connection with such capacity. The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.12(d).

d.
Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable Law, the Loan Parties shall not assert, and hereby waive, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No Indemnitee shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence or willful misconduct of such Indemnitee as determined by a final and non-appealable judgment of a court of competent jurisdiction.
e.
Payments. All amounts due under this Section shall be payable on demand therefor.
f.
Survival. The agreements in this Section shall survive the resignation of any Agent and the L/C Issuer, the assignment of any Commitment or Loan by any Lender, the replacement of any Lender, the termination of the Aggregate Revolving Commitments and the repayment, satisfaction or discharge of all the other Obligations.
e.
Payments Set Aside

.

To the extent that any payment by or on behalf of the Loan Parties is made to any Credit Party, or any Credit Party exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by such Credit Party in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender and the L/C Issuer severally agrees to pay to the Agents upon demand its Applicable Percentage (without duplication) of any amount so recovered from or repaid by the Agents, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Lenders and the L/C Issuer under clause (b) of the preceding sentence shall survive the Payment in Full of the Obligations.

f.
Successors and Assigns.
a.
Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Loan Party may assign or otherwise transfer any of its rights or obligations hereunder or under any other Loan Document without the prior written Consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of Section 10.06(b), (ii) by way of participation in accordance with the provisions of subsection Section 10.06(d), or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 10.06(f)

(and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Credit Parties) any legal or equitable right, remedy or claim under or by reason of this Agreement.
b.
Assignments by Lenders. Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment(s) and the Loans (including for purposes of this Section 10.06(b), participations in L/C Obligations and in Swing Line Loans) at the time owing to it); provided that any such assignment shall be subject to the following conditions:
i.
Minimum Amounts
a.
in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and the Loans at the time owing to it or in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund with respect to a Lender, no minimum amount need be assigned; and
b.
in any case not described in subsection (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $10,000,000 unless each of (i) the Administrative Agent, (ii) solely in respect of assignments of a portion of the Term Loan, the Term Loan Agent, and (iii) so long as no Default has occurred and is continuing, the Lead Borrower, otherwise consents (each such consent not to be unreasonably withheld or delayed and shall be deemed given if the Lead Borrower has not responded to a request for such consent within seven (7) Business Days); provided, however, that concurrent assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single Eligible Assignee (or to an Eligible Assignee and members of its Assignee Group) will be treated as a single assignment for purposes of determining whether such minimum amount has been met;
ii.
Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitment assigned, except that this clause (ii) shall not apply to the Swing Line Lender’s rights and obligations in respect of Swing Line Loans;
iii.
Required Consents. No consent shall be required for any assignment except to the extent required by subsection (b)(i)(B) of this Section and, in addition:
a.
the consent of the Lead Borrower (such consent not to be unreasonably withheld or delayed and shall be deemed given if the Lead Borrower has not responded to a request for such consent within seven (7) Business Days) shall be required unless (1) a Default has occurred and is continuing at the time of such assignment or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; and

b.
the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of any Commitment if such assignment is to a Person that is not a Lender, an Affiliate of such Lender or an Approved Fund with respect to such Lender; and
c.
the consent of the L/C Issuer (such consent not to be unreasonably withheld or delayed) shall be required for any assignment that increases the obligation of the assignee to participate in exposure under one or more Letters of Credit (whether or not then outstanding); and
d.
the consent of the Swing Line Lender (such consent not to be unreasonably withheld or delayed) shall be required for any assignment in respect of the assignment of any Commitment.
iv.
Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500 payable by the party requesting such assignment, provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05, and 10.04 with respect to facts and circumstances occurring prior to the effective date of such assignment. Upon request, the Borrowers (at their expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 10.06(d).

c.
Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrowers, shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, absent manifest error, and the Loan Parties, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Lead Borrower and any Lender at any reasonable time and from time to time upon reasonable prior notice.
d.
Participations. Any Lender may at any time, without the consent of, or notice to, the Loan Parties or the Administrative Agent, sell participations to any Person (other than a natural person or the Loan Parties or any of the Loan Parties’ Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in L/C Obligations and/or Swing Line Loans) owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Loan Parties, the Agents, the Lenders and the L/C Issuer shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any Participant shall agree in writing to comply with all confidentiality obligations set forth in Section 10.07 as if such Participant was a Lender hereunder.

Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 10.01 that affects such Participant. Subject to subsection (e) of this Section, the Loan Parties agree that each Participant shall be entitled to the benefits of Sections 3.01, 3.04 and 3.05 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 10.06(b). To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.13 as though it were a Lender.

e.
Limitations upon Participant Rights. A Participant shall not be entitled to receive any greater payment under Section 3.01 or 3.04 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Lead Borrower’s prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 3.01 unless the Lead Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Loan Parties, to comply with Section 3.01(e) as though it were a Lender.
f.
Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.
g.
Electronic Execution of Assignments. The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
h.
Resignation as L/C Issuer or Swing Line Lender after Assignment. Notwithstanding anything to the contrary contained herein, if at any time Wells Fargo assigns all of its Commitment and Loans pursuant to subsection (b) above, Wells Fargo may, (i) upon 30 days’ notice to the Lead Borrower and the Lenders, resign as L/C Issuer and/or (ii) upon 30 days’ notice to the Lead Borrower, Wells Fargo may resign as Swing Line Lender. In the event of any such resignation as L/C

Issuer or Swing Line Lender, the Lead Borrower shall be entitled to appoint from among the Lenders a successor L/C Issuer or Swing Line Lender hereunder; provided, however, that no failure by the Lead Borrower to appoint any such successor shall affect the resignation of Wells Fargo as L/C Issuer or Swing Line Lender, as the case may be. If Wells Fargo resigns as L/C Issuer, it shall retain all the rights, powers, privileges and duties of the L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Base Rate Loans pursuant to Section 2.03(e)). If Wells Fargo resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.04(c). Upon the appointment of a successor L/C Issuer and/or Swing Line Lender, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer or Swing Line Lender, as the case may be, and (b) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to Wells Fargo to effectively assume the obligations of Wells Fargo with respect to such Letters of Credit.
g.
Treatment of Certain Information; Confidentiality

.

Each of the Credit Parties individually (and not jointly or jointly and severally) agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, funding sources, attorneys, advisors and representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable Laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to any Loan Party and its obligations, (g) with the consent of the Lead Borrower or (h) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to any Credit Party or any of their respective Affiliates on a non-confidential basis from a source other than the Loan Parties.

For purposes of this Section, “Information” means all information received from the Loan Parties or any Subsidiary thereof relating to the Loan Parties or any Subsidiary thereof or their respective businesses, other than any such information that is available to any Credit Party on a non-confidential basis prior to disclosure by the Loan Parties or any Subsidiary thereof, provided that, in the case of information received from any Loan Party or any Subsidiary after the First Amendment Effective Date, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

Each of the Credit Parties acknowledges that (a) the Information may include material non-public information concerning the Loan Parties or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including Federal and state securities Laws.

h.
Right of Setoff

.

If an Event of Default shall have occurred and be continuing or if any Lender shall have been served with a trustee process or similar attachment relating to property of a Loan Party, each Lender, the L/C Issuer and each of their respective Affiliates is hereby authorized at any time and from time to time, after obtaining the prior written consent of the Administrative Agent or the Required Lenders, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, the L/C Issuer or any such Affiliate to or for the credit or the account of the Borrowers or any other Loan Party against any and all of the Obligations now or hereafter existing under this Agreement or any other Loan Document to such Lender or the L/C Issuer, regardless of the adequacy of the Collateral, and irrespective of whether or not such Lender or the L/C Issuer shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrowers or such Loan Party may be contingent or unmatured or are owed to a branch or office of such Lender or the L/C Issuer different from the branch or office holding such deposit or obligated on such indebtedness. The rights of each Lender, the L/C Issuer and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, the L/C Issuer or their respective Affiliates may have. Each Lender and the L/C Issuer agrees to notify the Lead Borrower and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.

i.
Interest Rate Limitation

.

Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrowers. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

j.
Counterparts; Integration; Effectiveness

.

This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Execution of any such counterpart may be executed by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, as in effect from time to time, state enactments of the Uniform Electronic Transactions Act, as in effect from time to time, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. The Administrative Agent reserves the right, in its sole discretion, to accept, deny, or condition acceptance of any electronic signature on this Agreement or on any notice delivered to the Administrative Agent under this Agreement. Any party delivering an executed counterpart of this Agreement by faxed, scanned or photocopied manual signature shall also deliver an original manually executed counterpart, but the failure to deliver an original manually executed counterpart shall not affect the validity, enforceability and binding effect of this Agreement. The foregoing shall apply to each other Loan Document, and any notice delivered hereunder or thereunder, mutatis mutandis.

k.
Survival

.

All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof, except to the extent that such representations and warranties may be revised in accordance with the terms of this Agreement. Such representations and warranties have been or will be relied upon by the Credit Parties, regardless of any investigation made by any Credit Party or on their behalf and notwithstanding that any Credit Party may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect until Payment in Full of the Obligations. Further, the provisions of Sections 3.01, 3.04, 3.05 and 10.04 and Article IX shall survive and remain in full force and effect regardless of the repayment of the Obligations, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof. In connection with the termination of this Agreement and the release and termination of the security interests in the Collateral, the Agents may require such indemnities and collateral security as they shall reasonably deem necessary or appropriate to protect the Credit Parties against (x) loss on account of credits previously applied to the Obligations that may subsequently be reversed or revoked, (y) any obligations that may thereafter arise with respect to the Other Liabilities and (z) any Obligations that may thereafter arise under Section 10.04.

l.
Severability

.

If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

m.
Replacement of Lenders

.

If any Lender requests compensation under Section 3.04, or if the Borrowers are required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, or if any Lender is a Defaulting Lender or a Non-Consenting Lender, then the Borrowers may, at their sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 10.06), all of its interests, rights and obligations under this Agreement and the related Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that:

i.
the Borrowers shall have paid to the Administrative Agent the assignment fee specified in Section 10.06(b)(iv);
ii.
such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.05) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts);
iii.
in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter; and
iv.
such assignment does not conflict with applicable Laws.

A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrowers to require such assignment and delegation cease to apply.

n.
Governing Law; Jurisdiction; Etc.
a.
GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
b.
SUBMISSION TO JURISDICTION. EACH LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE LOAN PARTIES HERETO IRREVOCABLY AND

UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE LOAN PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT ANY CREDIT PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
c.
WAIVER OF VENUE. EACH LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE LOAN PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
d.
SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.
e.
ACTIONS COMMENCED BY LOAN PARTIES. EACH LOAN PARTY AGREES THAT ANY ACTION COMMENCED BY ANY LOAN PARTY ASSERTING ANY CLAIM OR COUNTERCLAIM ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL BE BROUGHT SOLELY IN A COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY OR ANY FEDERAL COURT SITTING THEREIN AS THE ADMINISTRATIVE AGENT MAY ELECT IN ITS SOLE DISCRETION AND CONSENTS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS WITH RESPECT TO ANY SUCH ACTION.
o.
Waiver of Jury Trial

. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT

AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

p.
No Advisory or Fiduciary Responsibility

. In connection with all aspects of each transaction contemplated hereby, the Loan Parties each acknowledge and agree that: (i) the credit facility provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document) are an arm’s-length commercial transaction between the Loan Parties, on the one hand, and the Credit Parties, on the other hand, and each of the Loan Parties is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents (including any amendment, waiver or other modification hereof or thereof); (ii) in connection with the process leading to such transaction, the each Credit Party is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary, for the Loan Parties or any of their respective Affiliates, stockholders, creditors or employees or any other Person; (iii) none of the Credit Parties has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Loan Parties with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Loan Document (irrespective of whether any of the Credit Parties has advised or is currently advising any Loan Party or any of its Affiliates on other matters) and none of the Credit Parties has any obligation to any Loan Party or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; (iv) the Credit Parties and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Loan Parties and their respective Affiliates, and none of the Credit Parties has any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (v) the Credit Parties have not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Loan Document) and each of the Loan Parties has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate. Each of the Loan Parties hereby waives and releases, to the fullest extent permitted by law, any claims that it may have against each of the Credit Parties with respect to any breach or alleged breach of agency or fiduciary duty.

q.
Patriot Act Notice

.

Each Lender that is subject to the requirements of the Patriot Act hereby notifies the Loan Parties that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of each Loan Party and other information that will allow such Lender to identify each Loan Party in accordance with the Patriot Act. In addition, the Administrative Agent and each Lender shall have the right to periodically conduct due diligence (including, without limitation, in respect of information and documentation as may reasonably be requested by the Administrative Agent or any Lender from time to time for purposes of compliance by the Administrative Agent or such Lender with applicable Laws (including, without limitation, the Patriot Act and other “know your customer” and Anti-Money Laundering Laws), and any policy or procedure implemented by the Administrative Agent or such Lender to comply therewith) on all Loan Parties, their senior management and key principals and legal and beneficial owners. Each Loan

Party agrees to cooperate in respect of the conduct of such due diligence and further agrees that the reasonable costs and charges for any such due diligence by the Administrative Agent shall constitute Credit Party Expenses hereunder and be for the account of Borrowers.

r.
Foreign Asset Control Regulations

.

Neither of the advance of the Loans nor the use of the proceeds of any thereof will violate the Trading With the Enemy Act (50 U.S.C. § 1 et seq., as amended) (the “Trading With the Enemy Act”) or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) (the “Foreign Assets Control Regulations”) or any enabling legislation or executive order relating thereto (which for the avoidance of doubt shall include, but shall not be limited to (a) Executive Order 13224 of September 21, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) (the “Executive Order”) and (b) the Patriot Act. Furthermore, none of the Borrowers or their Affiliates (a) is or will become a “blocked person” as described in the Executive Order, the Trading With the Enemy Act or the Foreign Assets Control Regulations or (b) engages or will engage in any dealings or transactions, or be otherwise associated, with any such “blocked person” or in any manner violative of any such order.

s.
Time of the Essence

.

Time is of the essence of the Loan Documents.

t.
Press Releases.

Each Loan Party agrees to provide its reasonable consent to the publication by Administrative Agent, the Term Loan Agent or any Lender of advertising material, including any “tombstone,” press release or comparable advertising, on its website or in other marketing materials of the Administrative Agent or the Term Loan Agent, relating to the financing transactions contemplated by this Agreement using any Loan Party’s name, product photographs, logo, trademark or other insignia. The Administrative Agent, the Term Loan Agent or such Lender shall provide a draft of any advertising material, “tomb stone” or press release to the Lead Borrower at least five (5) days prior to the publication thereof. Upon consent from Lead Borrower (not to be unreasonably withheld or delayed), Administrative Agent may provide to industry trade organizations and loan syndication and pricing reporting services information necessary and customary for inclusion in league table measurements.

u.
Additional Waivers.
a.
The Obligations are the joint and several obligation of each Loan Party. To the fullest extent permitted by Applicable Law, the obligations of each Loan Party shall not be affected by (i) the failure of any Credit Party to assert any claim or demand or to enforce or exercise any right or remedy against any other Loan Party under the provisions of this Agreement, any other Loan Document or otherwise, (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, this Agreement or any other Loan Document, or (iii) the failure to perfect any security interest in, or the release of, any of the Collateral or other security held by or on behalf of the Collateral Agent or any other Credit Party.

b.
The obligations of each Loan Party shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the Payment in Full of the Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of any of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Loan Party hereunder shall not be discharged or impaired or otherwise affected by the failure of any Agent or any other Credit Party to assert any claim or demand or to enforce any remedy under this Agreement, any other Loan Document or any other agreement, by any waiver or modification of any provision of any thereof, any default, failure or delay, willful or otherwise, in the performance of any of the Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Loan Party or that would otherwise operate as a discharge of any Loan Party as a matter of law or equity (other than the Payment in Full of the Obligations).
c.
To the fullest extent permitted by applicable Law, each Loan Party waives any defense based on or arising out of any defense of any other Loan Party or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any other Loan Party, other than the Payment in Full of all the Obligations. The Collateral Agent and the other Credit Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or non-judicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with any other Loan Party, or exercise any other right or remedy available to them against any other Loan Party, without affecting or impairing in any way the liability of any Loan Party hereunder except to the extent that all the Obligations have been Paid in Full. Each Loan Party waives any defense arising out of any such election even though such election operates, pursuant to applicable Law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Loan Party against any other Loan Party, as the case may be, or any security.
d.
Each Borrower is obligated to repay the Obligations as joint and several obligors under this Agreement. Upon payment by any Loan Party of any Obligations, all rights of such Loan Party against any other Loan Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior Payment in Full of all the Obligations. In addition, any indebtedness of any Loan Party now or hereafter held by any other Loan Party is hereby subordinated in right of payment to the prior Payment in Full of the Obligations and no Loan Party will demand, sue for or otherwise attempt to collect any such indebtedness. If any amount shall erroneously be paid to any Loan Party on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness of any Loan Party, such amount shall be held in trust for the benefit of the Credit Parties and shall forthwith be paid to the Administrative Agent to be credited against the payment of the Obligations, whether matured or unmatured, in accordance with the terms of this Agreement and the other Loan Documents. Subject to the foregoing, to the extent that any Loan Party shall, under this Agreement as a joint and several obligor, repay any of the Obligations constituting Revolving Loans made to another Loan Party hereunder or other Obligations incurred directly and primarily by any other Loan Party (an “Accommodation Payment”), then the Loan Party making such Accommodation Payment shall be entitled to contribution and indemnification from, and be reimbursed by, each of the other Loan Parties in an amount, for each of such other Loan Parties, equal to a fraction of such Accommodation Payment, the numerator of which fraction is such other Loan Party’s Allocable Amount and the denominator of which is the sum of the Allocable

Amounts of all of the Loan Parties. As of any date of determination, the “Allocable Amount” of each Loan Party shall be equal to the maximum amount of liability for Accommodation Payments which could be asserted against such Loan Party hereunder without (a) rendering such Loan Party “insolvent” within the meaning of Section 101 (31) of the Bankruptcy Code, Section 2 of the Uniform Fraudulent Transfer Act (“UFTA”) or Section 2 of the Uniform Fraudulent Conveyance Act (“UFCA”), (b) leaving such Loan Party with unreasonably small capital or assets, within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA, or Section 5 of the UFCA, or (c) leaving such Loan Party unable to pay its debts as they become due within the meaning of Section 548 of the Bankruptcy Code or Section 4 of the UFTA, or Section 5 of the UFCA.
e.
Without limiting the generality of the foregoing, or of any other waiver or other provision set forth in this Agreement, each Loan Party hereby absolutely, knowingly, unconditionally, and expressly waives any and all claim, defense or benefit arising directly or indirectly under any one or more of Sections 2787 to 2855 inclusive of the California Civil Code or any similar law of California.
v.
No Strict Construction.

The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

w.
Attachments.

The exhibits, schedules and annexes attached to this Agreement are incorporated herein and shall be considered a part of this Agreement for the purposes stated herein, except that in the event of any conflict between any of the provisions of such exhibits and the provisions of this Agreement, the provisions of this Agreement shall prevail.

x.
Keepwell.

Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under the Facility Guaranty in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 10.24 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 10.24, or otherwise under the Facility Guaranty, voidable under applicable Law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section shall remain in full force and effect until Payment in Full of the Obligations. Each Qualified ECP Guarantor intends that this Section 10.25 constitute, and this Section 10.24 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

y.
Acknowledgment and Consent to Bail-In of Affected Financial Institutions.

Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

i.
the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and
ii.
the effects of any Bail-in Action on any such liability, including, if applicable:
1.
a reduction in full or in part or cancellation of any such liability;
2.
a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
3.
the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority.
z.
Amendment and Restatement.

This Agreement is an amendment and restatement of the Existing Credit Agreement, it being acknowledged and agreed that as of the Restatement Date all obligations outstanding under or in connection with the Existing Credit Agreement and any of the other Loan Documents (such obligations, collectively, the “Existing Obligations”) constitute obligations under this Agreement. This Agreement is in no way intended to constitute a novation of the Existing Credit Agreement or the Existing Obligations. With respect to (i) any date or time period occurring and ending prior to the Restatement Date, the Existing Credit Agreement and the other Loan Documents shall govern the respective rights and obligations of any party or parties hereto also party thereto and shall for such purposes remain in full force and effect; and (ii) any date or time period occurring or ending on or after the Restatement Date, the rights and obligations of the parties hereto shall be governed by this Agreement (including, without limitation, the exhibits and schedules hereto) and the other Loan Documents. From and after the Restatement Date, any reference to the Existing Credit Agreement in any of the other Loan Documents executed or issued by and/or delivered to any one or more parties hereto pursuant to or in connection therewith shall be deemed to be a reference to this Agreement, and the provisions of this Agreement shall prevail in the event of any conflict or inconsistency between such provisions and those of the Existing Credit Agreement.

aa.
Acknowledgment Regarding Any Supported QFCs.

To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Contracts or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit

Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

bb.
Erroneous Payments.
i.
Each Lender, each L/C Issuer, and each other Provider hereby severally agrees that if (i) the Administrative Agent notifies (which such notice shall be conclusive absent manifest error) such Lender or L/C Issuer or any Provider (or the Lender which is an Affiliate of a Lender, L/C Issuer or Provider) or any other Person that has received funds from the Administrative Agent or any of its Affiliates, either for its own account or on behalf of a Lender, L/C Issuer or Provider (each such recipient, a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion that any funds received by such Payment Recipient were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Payment Recipient) or (ii) any Payment Recipient receives any payment from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable, or (z) that such Payment Recipient otherwise becomes aware was transmitted or received in error or by mistake (in whole or in part) then, in each case, an error in payment shall be presumed to have been made (any such amounts specified in clauses (i) or (ii) of this Section 10.28(a), whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise; individually and collectively, an “Erroneous Payment”), then, in each case, such Payment Recipient is deemed to have knowledge of such error at the time of its receipt of such Erroneous Payment; provided that nothing in this Section shall require the Administrative Agent to provide any of the notices specified in clauses (i) or (ii) above. Each Payment Recipient agrees that it shall not assert any right or claim to any Erroneous Payment, and hereby waives any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payments, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine.

ii.
Without limiting the immediately preceding clause (a), each Payment Recipient agrees that, in the case of clause (a)(ii) above, it shall promptly notify the Administrative Agent in writing of such occurrence.
iii.
In the case of either clause (a)(i) or (a)(ii) above, such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and upon demand from the Administrative Agent such Payment Recipient shall (or, shall cause any Person who received any portion of an Erroneous Payment on its behalf to), promptly, but in all events no later than one Business Day thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made in same day funds and in the currency so received, together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect.
iv.
In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with immediately preceding clause (c), from any Lender that is a Payment Recipient or an Affiliate of a Payment Recipient (such unrecovered amount as to such Lender, an “Erroneous Payment Return Deficiency”), then at the sole discretion of the Administrative Agent and upon the Administrative Agent’s written notice to such Lender (i) such Lender shall be deemed to have made a cashless assignment of the full face amount of the portion of its Loans (but not its Commitments) with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Loans”) to the Administrative Agent or, at the option of the Administrative Agent, the Administrative Agent’s applicable lending affiliate (such assignee, the “Agent Assignee”) in an amount that is equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Loans, the “Erroneous Payment Deficiency Assignment”) plus any accrued and unpaid interest on such assigned amount, without further consent or approval of any party hereto and without any payment by the Agent Assignee as the assignee of such Erroneous Payment Deficiency Assignment. Without limitation of its rights hereunder, following the effectiveness of the Erroneous Payment Deficiency Assignment, the Administrative Agent may make a cashless reassignment to the applicable assigning Lender of any Erroneous Payment Deficiency Assignment at any time by written notice to the applicable assigning Lender and upon such reassignment all of the Loans assigned pursuant to such Erroneous Payment Deficiency Assignment shall be reassigned to such Lender without any requirement for payment or other consideration. The parties hereto acknowledge and agree that (1) any assignment contemplated in this clause (d) shall be made without any requirement for any payment or other consideration paid by the applicable assignee or received by the assignor, (2) the provisions of this clause (d) shall govern in the event of any conflict with the terms and conditions of Section 10.06 and (3) the Administrative Agent may reflect such assignments in the Register without further consent or action by any other Person.
v.
Each party hereto hereby agrees that (x) in the event an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous

Payment (or portion thereof) for any reason, the Administrative Agent (1) shall be subrogated to all the rights of such Payment Recipient and (2) is authorized to set off, net and apply any and all amounts at any time owing to such Payment Recipient under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Payment Recipient from any source, against any amount due to the Administrative Agent under this Section 10.28 or under the indemnification provisions of this Agreement, (y) the receipt of an Erroneous Payment by a Payment Recipient shall not for the purpose of this Agreement be treated as a payment, prepayment, repayment, discharge or other satisfaction of any Obligations owed by the Borrowers or any other Loan Party, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrowers or any other Loan Party for the purpose of making for a payment on the Obligations and (z) to the extent that an Erroneous Payment was in any way or at any time credited as payment or satisfaction of any of the Obligations, the Obligations or any part thereof that were so credited, and all rights of the Payment Recipient, as the case may be, shall be reinstated and continue in full force and effect as if such payment or satisfaction had never been received.
vi.
Each party’s obligations under this Section 10.28 shall survive the resignation or replacement of the Administrative Agent or any transfer of right or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document.
vii.
The provisions of this Section 10.28 to the contrary notwithstanding, (i) nothing in this Section 10.28 will constitute a waiver or release of any claim of any party hereunder arising from any Payment Recipient’s receipt of an Erroneous Payment and (ii) there will only be deemed to be a recovery of the Erroneous Payment to the extent that the Administrative Agent has received payment from the Payment Recipient in immediately available funds the Erroneous Payment Return, whether directly from the Payment Recipient, as a result of the exercise by the Administrative Agent of its rights of subrogation or set off as set forth above in clause (e) or as a result of the receipt by Agent Assignee of a payment of the outstanding principal balance of the Loans assigned to Agent Assignee pursuant to an Erroneous Payment Deficiency Assignment, but excluding any other amounts in respect thereof (it being agreed that any payments of interest, fees, expenses or other amounts (other than principal) received by Agent Assignee in respect of the Loans assigned to Agent Assignee pursuant to an Erroneous Payment Deficiency Assignment shall be the sole property of the Agent Assignee and shall not constitute a recovery of the Erroneous Payment).
cc.
ABL Intercreditor Agreement.
i.
EACH LENDER UNDERSTANDS, ACKNOWLEDGES AND AGREES THAT LIENS SHALL BE CREATED ON THE COLLATERAL PURSUANT TO THE LOAN DOCUMENTS, WHICH LIENS SHALL BE SUBJECT TO TERMS AND CONDITIONS OF THE ABL INTERCREDITOR AGREEMENT. PURSUANT TO THE EXPRESS TERMS OF THE ABL INTERCREDITOR AGREEMENT, IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THE ABL INTERCREDITOR AGREEMENT AND ANY OF THE LOAN DOCUMENTS, THE PROVISIONS OF THE ABL INTERCREDITOR AGREEMENT SHALL GOVERN AND CONTROL.

ii.
EACH LENDER AUTHORIZES AND INSTRUCTS THE AGENTS TO ENTER INTO THE ABL INTERCREDITOR AGREEMENT ON BEHALF OF THE LENDERS, AND TO TAKE ALL ACTIONS (AND EXECUTE ALL DOCUMENTS) REQUIRED (OR DEEMED ADVISABLE) BY THE AGENTS IN ACCORDANCE WITH THE TERMS OF THE ABL INTERCREDITOR AGREEMENT.
iii.
THE PROVISIONS OF THIS SECTION 10.29 ARE NOT INTENDED TO SUMMARIZE ALL RELEVANT PROVISIONS OF THE ABL INTERCREDITOR AGREEMENT. REFERENCE MUST BE MADE TO THE ABL INTERCREDITOR AGREEMENT ITSELF TO UNDERSTAND ALL TERMS AND CONDITIONS THEREOF. EACH LENDER IS RESPONSIBLE FOR MAKING ITS OWN ANALYSIS AND REVIEW OF THE ABL INTERCREDITOR AGREEMENT AND THE TERMS AND PROVISIONS THEREOF, AND NONE OF THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT OR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION TO ANY LENDER AS TO THE SUFFICIENCY OR ADVISABILITY OF THE PROVISIONS CONTAINED IN THE ABL INTERCREDITOR AGREEMENT.
iv.
Notwithstanding anything to the contrary, no Consent of any Loan Party or any Lender is required to effect any amendment or supplement to the ABL Intercreditor Agreement, (A) that is solely for the purpose of adding holders of Indebtedness incurred or issued pursuant to a Permitted Refinancing Indebtedness of the ABL Term Credit Agreement (or any agent or trustee of such holders) as parties thereto, as contemplated by the terms of the ABL Intercreditor Agreement and permitted under clause (j) of the definition of Permitted Indebtedness (it being understood that any such amendment or supplement may make such other changes to the ABL Intercreditor Agreement as, in the good faith determination of the Administrative Agent, as required to effectuate the foregoing and provided that such other changes are not adverse to the interests of the Lenders) or (B) that is expressly contemplated by the ABL Intercreditor Agreement with respect to a Permitted Refinancing Indebtedness of the ABL Term Credit Agreement permitted under clause (j) of the definition of Permitted Indebtedness (or the comparable provisions, if any, of any successor intercreditor agreement with respect to a Permitted Refinancing Indebtedness of the ABL Term Credit Agreement permitted under clause (j) of the definition of Permitted Indebtedness).

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

SPORTSMAN’S WAREHOUSE, INC., a Utah corporation, as Lead Borrower and as a Borrower

By: _________________________________

Name: _________________________________

Title: _________________________________

SPORTSMAN’S WAREHOUSE SOUTHWEST, INC., a California corporation, as a Borrower

By: _________________________________

Name: _________________________________

Title: _________________________________

MINNESOTA MERCHANDISING CORP., a Minnesota corporation, as a Borrower

By: _________________________________

Name: _________________________________

Title: _________________________________

PACIFIC FLYWAY WHOLESALE, LLC, a Delaware limited liability company, as a Borrower

By: Sportsman’s Warehouse, Inc., its Sole Member

By: _________________________________

Name: _________________________________

Title: _________________________________

SPORTSMAN’S WAREHOUSE DEVELOPMENT I, LLC, a Delaware limited liability company, as a Borrower

By: Sportsman’s Warehouse, Inc., its Sole Member

By: _________________________________

Name: _________________________________

Title: _________________________________

SPORTSMAN’S WAREHOUSE DEVELOPMENT II, LLC, a Delaware limited liability company, as a Borrower

By: Sportsman’s Warehouse, Inc., its Sole Member

By: _________________________________

Name: _________________________________

Title: _________________________________

ON ADVENTURE LLC, a Delaware limited liability company, as a Borrower

By: _________________________________

Name: _________________________________

Title: _________________________________

THE AMERICAN PARTS CO., LLC, a Delaware limited liability company, as a Borrower

By: _________________________________

Name: _________________________________

Title: _________________________________

SPORTSMAN’S WAREHOUSE HOLDINGS, INC., a Delaware corporation, as a Guarantor

By: _________________________________

Name: _________________________________

Title: _________________________________

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and as Collateral Agent

By: _________________________________

Name: _________________________________

Title: _________________________________

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Revolving Lender, as Swing Line Lender and as L/C Issuer

By: _________________________________

Name: _________________________________

Title: _________________________________

U.S. BANK NATIONAL ASSOCIATION, as a Revolving Lender

By: _________________________________

Name: _________________________________

Title: _________________________________

PNC BANK, NATIONAL ASSOCIATION, as a Revolving Lender

By: _________________________________

Name: _________________________________

Title: _________________________________

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Term Loan Agent

By: _________________________________

Name: _________________________________

Title: _________________________________

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Term Lender

By: _________________________________

Name: _________________________________

Title: _________________________________

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